UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2018

Item 1.	Reports to Stockholders.

December 31, 2018
Oppenheimer
Discovery Mid Cap Growth Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	8/15/86	-6.08%	6.90%	14.21%
Service Shares	10/16/00	-6.31	6.63	13.93
Russell Midcap Growth Index		-4.75	7.42	15.12

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Total System Services, Inc.	2.5%
CoStar Group, Inc.	2.3
Waste Connections, Inc.	2.3
Roper Technologies, Inc.	2.1
Lamb Weston Holdings, Inc.	2.1
O’Reilly Automotive, Inc.	2.0
CDW Corp.	1.9
IDEX Corp.	1.9
WellCare Health Plans, Inc.	1.9
Progressive Corp. (The)	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of -6.08% during the reporting period, underperforming the Russell Midcap Growth Index’s (the “Index”) return of -4.75%. The Fund underperformed the Index within the Industrials and Energy sectors due to stock selection, and in the Information Technology Sector due to an underweight position. Stock selection in the Health Care, Financials, and Communication Services sectors provided favorable performance.

MARKET OVERVIEW

After markets closed 2017 with strong performance, volatility made a comeback in 2018 due to a combination of the U.S. Administration’s trade wars with other nations, a slowing of global economic activity, and the prospect of rising interest rates interrupting the upward march of the equity markets. During the fourth quarter of 2018, equity market volatility spiked and all major equity indices across the world had substantially negative performance.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this reporting period included ABIOMED, Atlassian, and ServiceNow.

ABIOMED Inc. is a medical device manufacturer focused on heart pumps. Their Impella pumps provide better outcomes for many patients undergoing heart procedures, and the momentum in using Impella to treat patients remains strong. ABIOMED is an example of our Medical Technology theme.

Atlassian Corp. is an enterprise software company specializing in collaboration, communication, and service management. The company’s JIRA Service Desk is the fastest growing product within their portfolio. The share price continues to increase as the company reports quarter after quarter of impressive growth in revenue and earnings. Atlassian is an example of our Software-as-a-Service (SaaS) theme.

ServiceNow, Inc. is an enterprise software company with a focus on corporate IT service management (ITSM). The company dominates in the ITSM space while also expanding into the operations management functions such as HR and Security. ServiceNow is also an example of our SaaS theme.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Continental Resources, WEX, and GrubHub.

Continental is an exploration and production (E&P) company that produces oil and natural gas. They are mostly focused on drilling in the Bakken Shale in North Dakota and the Woodford Shale in Oklahoma. Continental reported solid financial results during the year, however their oil & natural gas is unhedged unlike some peers. As a result, the stock underperformed due to the significant decline in oil prices in the second half of the period. We continue to own this security.

WEX is a payment processing company. Their primary business is a global fuel card network that allows operators of fleets of trucks to track and manage gasoline purchases. A portion of Wex’s revenue in this business is linked to the price of gasoline, which declined substantially in the second half of the period and led to underperformance. We remain positive on Wex’s overall business.

GrubHub is an online and mobile food ordering company that connects local take-out restaurants with its online platform. After reaching an all-time high in September, the share price faced downward pressure from investors skeptical of the company’s accelerated buildout of their nationwide delivery network. We maintain a constructive view on the company’s growth potential.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

Looking forward, we expect the growth rate of the U.S. economy to moderate from a solid 2018, while remaining stronger than many other economies around the world. Tighter monetary policy, waning benefit from fiscal stimulus, and trade war fallout are the primary reasons for this slowdown. We believe moderating economic growth and the anniversary of corporate tax cuts will combine to materially slow the pace of earnings growth. The equity markets have started to reflect this scenario with lower valuations and that process could continue in 2019, along with elevated market volatility. We believe that companies with strong secular growth profiles will outperform those in cyclical industries over the intermediate future.

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Our opportunity set remains compelling and we expect stock selection to continue to drive our relative performance over the long term. Our holdings growth trajectory remains superior to the current corporate profit environment, with earnings per share (EPS) growth in the most recent quarter of more than 30% in the Fund.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18

1-Year        -6.08%         5-Year        6.90%         10-Year 14.21%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18

1-Year         -6.31%        5-Year         6.63%        10-Year 13.93%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Non-Service shares	$1,000.00	$884.40	$3.81
Service shares	1,000.00	883.40	5.00

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2018

	Shares	Value

Common Stocks—94.9%

Consumer Discretionary—18.0%

Distributors—1.5%

Pool Corp.	62,310	$9,262,382

Diversified Consumer Services—1.5%

Bright Horizons Family Solutions, Inc.[1]	85,780	9,560,181

Entertainment—0.5%

Live Nation Entertainment, Inc.[1]	60,220	2,965,835

Hotels, Restaurants & Leisure—4.7%

Chipotle Mexican Grill, Inc., Cl. A1	10,340	4,464,709

Domino’s Pizza, Inc.	41,350	10,254,386

Planet Fitness, Inc., Cl. A1	132,410	7,099,824

Vail Resorts, Inc.	33,690	7,102,526

		28,921,445

Interactive Media & Services—1.3%

IAC/InterActiveCorp[1]	45,370	8,304,525

Internet & Catalog Retail—0.5%

GrubHub, Inc.[1]	43,820	3,365,814

Multiline Retail—0.9%

Ollie’s Bargain Outlet Holdings, Inc.[1]	86,110	5,727,176

Specialty Retail—5.2%

Burlington Stores, Inc.[1]	65,550	10,663,018

O’Reilly Automotive, Inc.[1]	35,800	12,327,014

Tractor Supply Co.	53,940	4,500,754

Ulta Beauty, Inc.[1]	19,490	4,771,932

		32,262,718

Textiles, Apparel & Luxury Goods—1.9%

Canada Goose Holdings, Inc.[1]	57,570	2,516,960

lululemon athletica, Inc.[1]	74,670	9,080,619

		11,597,579

Consumer Staples—5.1%

Beverages—0.6%

Keurig Dr Pepper, Inc.	149,320	3,828,565

Food Products—3.4%

Lamb Weston Holdings, Inc.	176,860	13,009,821

McCormick & Co., Inc.	55,650	7,748,706

		20,758,527

Household Products—1.1%

Church & Dwight Co., Inc.	102,250	6,723,960

Energy—1.2%

Oil, Gas & Consumable Fuels—1.2%

Continental Resources, Inc.[1]	81,580	3,278,700

Diamondback Energy, Inc.	45,103	4,181,048

		7,459,748

Financials—9.0%

Capital Markets—3.3%

E*TRADE Financial Corp.	54,150	2,376,102

KKR & Co., Inc., Cl. A	219,630	4,311,337

MSCI, Inc., Cl. A	71,410	10,527,976

Raymond James Financial, Inc.	46,850	3,486,109

		20,701,524

Commercial Banks—0.5%

SVB Financial Group[1]	16,440	3,122,285

Insurance—3.3%

Arthur J. Gallagher & Co.	119,630	8,816,731

Progressive Corp. (The)	191,470	11,551,385

		20,368,116

Real Estate Investment Trusts (REITs)—1.0%

Alexandria Real Estate Equities, Inc.	26,920	3,102,261

SBA Communications Corp., Cl. A1	18,870	3,054,864

		6,157,125

	Shares	Value

Real Estate Management & Development—0.9%

CBRE Group, Inc., Cl. A1	142,190	$5,693,287

Health Care—16.9%

Biotechnology—0.8%

Neurocrine Biosciences, Inc.[1]	31,150	2,224,421

Sarepta Therapeutics, Inc.[1]	22,760	2,483,799

		4,708,220

Health Care Equipment & Supplies—8.2%

ABIOMED, Inc.[1]	13,660	4,440,047

Cooper Cos., Inc. (The)	31,470	8,009,115

DexCom, Inc.[1]	42,460	5,086,708

Edwards Lifesciences Corp.[1]	38,660	5,921,552

ICU Medical, Inc.[1]	24,520	5,630,528

IDEXX Laboratories, Inc.[1]	38,860	7,228,737

Insulet Corp.[1]	109,360	8,674,435

STERIS plc	21,820	2,331,467

West Pharmaceutical Services, Inc.	34,130	3,345,764

		50,668,353

Health Care Providers & Services—3.2%

Encompass Health Corp.	56,180	3,466,306

Henry Schein, Inc.[1]	60,190	4,726,119

WellCare Health Plans, Inc.[1]	50,380	11,894,214

		20,086,639

Life Sciences Tools & Services—4.7%

Agilent Technologies, Inc.	130,570	8,808,252

Bio-Rad Laboratories, Inc., Cl. A1	20,570	4,776,765

ICON plc[1]	74,660	9,646,819

IQVIA Holdings, Inc.[1]	54,230	6,299,899

		29,531,735

Industrials—15.9%

Aerospace & Defense—0.8%

HEICO Corp.	61,580	4,771,218

Airlines—0.8%

United Continental Holdings, Inc.[1]	55,880	4,678,832

Building Products—0.5%

Lennox International, Inc.	14,400	3,151,584

Commercial Services & Supplies—4.5%

Cintas Corp.	46,930	7,883,771

Copart, Inc.[1]	33,260	1,589,163

Republic Services, Inc., Cl. A	63,210	4,556,809

Waste Connections, Inc.	189,365	14,060,351

		28,090,094

Industrial Conglomerates—2.1%

Roper Technologies, Inc.	50,140	13,363,313

Machinery—1.9%

IDEX Corp.	94,330	11,910,106

Professional Services—5.3%

CoStar Group, Inc.[1]	42,070	14,191,894

IHS Markit Ltd.[1]	210,380	10,091,929

TransUnion	154,140	8,755,152

		33,038,975

Information Technology—26.1%

Communications Equipment—1.0%

Motorola Solutions, Inc.	53,450	6,148,888

Electronic Equipment, Instruments, & Components—3.2%

CDW Corp.	149,890	12,148,584

FLIR Systems, Inc.	55,640	2,422,566

Keysight Technologies, Inc.[1]	86,490	5,369,299

		19,940,449

IT Services—9.6%

Booz Allen Hamilton Holding Corp., Cl. A	110,990	5,002,319

Broadridge Financial Solutions, Inc.	79,520	7,653,800

7      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
IT Services (Continued)
Euronet Worldwide, Inc.[1]	37,730	$3,862,797
Fiserv, Inc.[1]	109,500	8,047,155
Global Payments, Inc.	97,850	10,091,271
Total System Services, Inc.	189,940	15,440,223
Twilio, Inc., Cl. A1	50,580	4,516,794
WEX, Inc.[1]	37,680	5,277,461

		59,891,820
Semiconductors & Semiconductor Equipment—2.7%
Advanced Micro Devices, Inc.[1]	65,310	1,205,623
Monolithic Power Systems, Inc.	76,630	8,908,237
Xilinx, Inc.	76,480	6,513,802

		16,627,662
Software—9.6%
Atlassian Corp. plc, Cl. A1	75,810	6,745,574
Fair Isaac Corp.[1]	31,550	5,899,850
PTC, Inc.[1]	37,220	3,085,538
RealPage, Inc.[1]	64,410	3,103,918
RingCentral, Inc., Cl. A1	112,750	9,295,110
ServiceNow, Inc.[1]	55,224	9,832,633
Splunk, Inc.[1]	39,120	4,101,732
Synopsys, Inc.[1]	118,880	10,014,451

	Shares	Value
Software (Continued)
Ultimate Software Group, Inc. (The)[1]	13,520	$3,310,643
Zendesk, Inc.[1]	71,190	4,155,360

		59,544,809
Materials—2.7%
Chemicals—1.2%
Ashland Global Holdings, Inc.	52,080	3,695,597
Ingevity Corp.[1]	43,430	3,634,657

		7,330,254
Containers & Packaging—1.5%
Avery Dennison Corp.	44,750	4,019,892
Ball Corp.	116,310	5,347,934

		9,367,826

Total Common Stocks (Cost $553,159,769)		589,631,569
Investment Company—4.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[2,3] (Cost $25,869,936)	25,869,936	25,869,936
Total Investments, at Value (Cost $579,029,705)	99.1%	615,501,505

Net Other Assets (Liabilities)	0.9	5,825,404

Net Assets	100.0%	$621,326,909

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	7,573,590	344,720,474	326,424,128	25,869,936

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$25,869,936	$329,540	$—	$—

See accompanying Notes to Financial Statements.

8      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $553,159,769)	$589,631,569
Affiliated companies (cost $25,869,936)	25,869,936

615,501,505

Cash	556,156

Receivables and other assets:
Shares of beneficial interest sold	4,900,896
Investments sold	1,621,336
Dividends	343,713
Other	79,460

Total assets	623,003,066

Liabilities
Payables and other liabilities:
Investments purchased	1,238,425
Shares of beneficial interest redeemed	315,051
Trustees’ compensation	66,322
Shareholder communications	16,389
Distribution and service plan fees	7,890
Other	32,080

Total liabilities	1,676,157

Net Assets	$621,326,909

Composition of Net Assets
Par value of shares of beneficial interest	$9,084

Additional paid-in capital	497,886,928

Total distributable earnings	123,430,897

Net Assets	$621,326,909

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $586,272,572 and 8,539,969 shares of beneficial interest outstanding)	$68.65

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $35,054,337 and 544,259 shares of beneficial interest outstanding)	$64.41

See accompanying Notes to Financial Statements.

9      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $15,634)	$3,866,172
Affiliated companies	329,540

Total investment income	4,195,712

Expenses
Management fees	5,190,248

Distribution and service plan fees -Service shares	102,109

Transfer and shareholder servicing agent fees:
Non-Service shares	829,224

Service shares	49,012

Shareholder communications:
Non-Service shares	63,456
Service shares	3,801

Trustees’ compensation	26,082

Borrowing fees	23,299

Custodian fees and expenses	5,200

Other	68,973

Total expenses	6,361,404

Less reduction to custodian expenses	(511)

Less waivers and reimbursements of expenses	(380,557)

Net expenses	5,980,336

Net Investment Loss	(1,784,624)

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions in unaffiliated companies	95,224,298

Net change in unrealized appreciation/(depreciation) on investment transactions in unaffiliated companies	(128,898,713)

Net Decrease in Net Assets Resulting from Operations	$ (35,459,039)

See accompanying Notes to Financial Statements.

10      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]

Operations
Net investment loss	$(1,784,624)	$(936,874)

Net realized gain	95,224,298	111,170,933

Net change in unrealized appreciation/(depreciation)	(128,898,713)	64,493,500

Net increase (decrease) in net assets resulting from operations	(35,459,039)	174,727,559

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(95,656,703)	(66,743,996)
Service shares	(5,963,052)	(3,695,269)

Total dividends and distributions declared	(101,619,755)	(70,439,265)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:

Non-Service shares	20,283,999	(8,172,895)

Service shares	3,848,119	2,197,994

Total beneficial interest transactions	24,132,118	(5,974,901)

Net Assets
Total increase (decrease)	(112,946,676)	98,313,393

Beginning of period	734,273,585	635,960,192

End of period	$621,326,909	$734,273,585

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 – New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

11      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$84.21	$72.65	$76.85	$78.82	$74.51

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.19)	(0.10)	0.03	(0.19)	(0.29)
Net realized and unrealized gain (loss)	(3.07)	20.08	1.69	5.67	4.60

Total from investment operations	(3.26)	19.98	1.72	5.48	4.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized gain	(12.30)	(8.39)	(5.92)	(7.45)	0.00

Total dividends and/or distributions to shareholders	(12.30)	(8.42)	(5.92)	(7.45)	0.00

Net asset value, end of period	$68.65	$84.21	$72.65	$76.85	$78.82

Total Return, at Net Asset Value[2]	(6.08)%	28.79%	2.34%	6.61%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$586,273	$694,675	$603,708	$660,450	$682,515

Average net assets (in thousands)	$690,497	$661,192	$621,110	$695,736	$688,259

Ratios to average net assets:[3]
Net investment income (loss)	(0.23)%	(0.12)%	0.04%	(0.24)%	(0.39)%
Expenses excluding specific expenses listed below	0.86%	0.84%	0.84%	0.83%	0.83%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.86%	0.84%	0.84%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	104%	105%	141%	81%	113%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.86%
Year Ended December 31, 2017	0.84%
Year Ended December 31, 2016	0.84%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.83%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$79.87	$69.43	$73.88	$76.21	$72.22

Income (loss) from investment operations:
Net investment loss[1]	(0.37)	(0.28)	(0.15)	(0.38)	(0.46)
Net realized and unrealized gain (loss)	(2.79)	19.11	1.62	5.50	4.45

Total from investment operations	(3.16)	18.83	1.47	5.12	3.99

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(12.30)	(8.39)	(5.92)	(7.45)	0.00

Total dividends and/or distributions to shareholders	(12.30)	(8.39)	(5.92)	(7.45)	0.00

Net asset value, end of period	$64.41	$79.87	$69.43	$73.88	$76.21

Total Return, at Net Asset Value[2]	(6.31)%	28.46%	2.08%	6.35%	5.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,054	$39,599	$32,252	$37,029	$30,964

Average net assets (in thousands)	$40,815	$35,753	$33,797	$32,812	$32,927

Ratios to average net assets:[3]
Net investment loss	(0.48)%	(0.37)%	(0.21)%	(0.49)%	(0.64)%
Expenses excluding specific expenses listed below	1.11%	1.09%	1.09%	1.08%	1.08%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.11%	1.09%	1.09%	1.08%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	104%	105%	141%	81%	113%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.11%
Year Ended December 31, 2017	1.09%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.08%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

14      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$89,184,532	$—	$34,312,678

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[3]

$5,426,486	$5,426,486

3. $7,202,635, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017

Distributions paid from:
Ordinary income	$23,521,359	$202,565
Long-term capital gain	78,098,396	70,236,700

Total	$101,619,755	$70,439,265

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$581,188,827

Gross unrealized appreciation	$61,686,080

Gross unrealized depreciation	(27,373,402)

Net unrealized appreciation	$34,312,678

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed.

15      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

16      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$111,967,655	$—	$—	$111,967,655
Consumer Staples	31,311,052	—	—	31,311,052
Energy	7,459,748	—	—	7,459,748
Financials	56,042,337	—	—	56,042,337
Health Care	104,994,947	—	—	104,994,947
Industrials	99,004,122	—	—	99,004,122
Information Technology	162,153,628	—	—	162,153,628
Materials	16,698,080	—	—	16,698,080
Investment Company	25,869,936	—	—	25,869,936

Total Assets	$615,501,505	$—	$—	$615,501,505

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 67% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

17      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	349,932	$26,834,584	235,884	$18,341,538
Dividends and/or distributions reinvested	1,182,843	95,656,703	881,558	66,743,996
Redeemed	(1,242,422)	(102,207,288)	(1,177,553)	(93,258,429)

Net increase (decrease)	290,353	$20,283,999	(60,111)	$(8,172,895)

Service Shares
Sold	110,486	$8,346,786	69,577	$5,232,152
Dividends and/or distributions reinvested	78,492	5,963,052	51,387	3,695,269
Redeemed	(140,477)	(10,461,719)	(89,745)	(6,729,427)

Net increase	48,501	$3,848,119	31,219	$2,197,994

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$739,476,589	$840,524,844

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”),

18      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service Shares	$342,812
Service Shares	20,376

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $17,369 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

19      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Acquisition (Continued)

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

20      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Mid Cap Growth Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 14, 2019

21      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $9.45019 per share were paid to Non-Service and Service shareholders, respectively, on June 19, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald J. Zibelli, Jr. and Justin Livengood, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mid-cap growth funds underlying variable insurance products. The Board considered that the Fund outperformed its category median for the one-, three- and five-year periods, though it underperformed its category median for the ten-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s contractual management fees were lower than their peer group median and category median and that total expenses were lower than their category median and equal to their peer group median. The Board noted that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the Fund’s total annual operating expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board further noted that the Adviser has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investments in funds managed by the Adviser or its affiliates.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee

23      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

25      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

26      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).
OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Livengood, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2008) Year of Birth: 1959	Senior Vice President of the Sub-Adviser (since January 2014); Senior Portfolio Manager of the Sub-Adviser (since May 2006) and Vice President of the Sub-Adviser (May 2006-January 2014). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management.

Justin Livengood, Vice President (since 2014) Year of Birth: 1974	Vice President (since May 2006) and Senior Portfolio (since January 2014) of the Sub-Adviser. Senior Research Analyst of the Sub-Adviser (May 2006-January 2014), responsible for the health care, energy and financial services sectors for mid- and small-cap growth accounts. Before joining the Sub-Adviser in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers, where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. During his tenure at Merrill Lynch he also worked as an investment banking analyst in the Global Media Group and as an associate with Merrill Lynch Ventures.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Magnus Krantz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception
	Date	1-Year	5-Year	10-Year
Non-Service Shares	2/9/87	-5.32%	3.50%	7.67%
Service Shares	5/1/02	-5.53	3.25	7.40
Russell 3000 Index		-5.24	7.91	13.18
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	3.48
Reference Index		-1.51	4.63	7.19

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	1.3%
Apple, Inc.	1.2
JPMorgan Chase & Co.	1.1
Amazon.com, Inc.	0.9
Lowe’s Cos., Inc.	0.8
Johnson & Johnson	0.7
Verizon Communications, Inc.	0.7
Mastercard, Inc., Cl. A	0.7
Facebook, Inc., Cl. A	0.6
Merck & Co., Inc.	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	30.0%
Mortgage-Backed Obligations
Government Agency	18.9
Non-Agency	9.5
Common Stocks	27.5
Asset-Backed Securities	11.4
Investment Company
Oppenheimer Institutional Government Money Market Fund	2.5
U.S. Government Obligations	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of -5.32% during the reporting period. On a relative basis, the Fund’s Reference Index returned -1.51%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.01% and the Russell 3000 Index returned -5.24%.

MARKET OVERVIEW

Markets were volatile in 2018 and hit a wall in the last quarter of the year. Several shocks negatively affected market sentiment. The U.S. Federal Reserve (Fed) once again decided to hike interest rates, as was nearly universally expected, but the post-meeting conference was more hawkish than expected. Markets were expecting a clear message that the Fed might consider a pause in any future rate increases, but that was not initially communicated. Equity markets sold off, bonds rallied, and the U.S. dollar weakened. The sell-offs were sizable, which led some to think a recession might be imminent. It was not just the Fed making headlines, some key economic data was also weaker in December. In the U.S., regional surveys from the Fed and Institute for Supply Management (ISM) sentiment surveys decreased markedly, along with a cool-off in housing. Politics were once again a factor because there was little clarity from the Trump Administration about the policies for tariffs on Chinese imports, and the U.S. Government shutdown did not help in an environment where the appetite for risk declined.

The U.S. economy continued to show strong growth momentum. As of the end of the reporting period, the tracking of fourth-quarter GDP data suggests the economy will finish the year at around 3% GDP growth. There are pockets of moderation, such as housing and investment expenditures that may have peaked in the second half of the year. Going forward, we believe investment should continue to support growth. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, the environment for investment is healthy. Consumers so far do not seem to be affected by market jitters and politics. At period end, reports and anecdotes suggest that the holiday shopping period was good. Job growth is still strong, supporting both incomes and consumer confidence. Household finances are in good shape. If growth continues to be above trend as expected, the Fed may resume its hiking cycle, but for the time being, this may be the time for investors to take stock and observe the impact of the tightening delivered so far.

EQUITY STRATEGY REVIEW

In a volatile environment, the equity strategy produced negative absolute performance during the reporting period and underperformed the Russell 3000 Index. The largest underperforming sectors for the equity strategy were Consumer Staples, Communication Services, and Information Technology, due to stock selection. The equity strategy outperformed slightly in the Industrials sector, where stock selection benefited.

Holdings that contributed positively to performance included Palo Alto Networks and Mastercard.

Continued strong execution has enabled Palo Alto Networks to accelerate growth and consistently beat expectations on the top and bottom-line, despite market concerns that a product refresh cycle is nearing its end. While there were mid-year questions relating to the change in the CEO and COO (both from Google), the company has stated it remains committed to the same strategic path, and execution in the first two quarters post the change remained strong. We continue to view Palo Alto Networks as a good value, especially relative to pure software companies with similar growth profiles.

Mastercard’s performance was driven by strong core results reported over the second quarter of 2018, where revenues and earnings soundly beat expectations and organic revenue growth accelerated to over 20% year over year. While these results are unlikely sustainable, Mastercard has demonstrated an ability to grow at a faster pace than their largest competitor Visa driven by the strength of their services business, share gains in European processing, and some market share gains internationally. Notably, this reporting period, the company won Santander’s large UK debit business. More importantly, Mastercard continues to benefit from the long tail of revenue growth as the world transitions from cash and check to electronic forms of payment. The global ubiquity of acceptance at Visa and Mastercard make them both partners of choice for global card issuers.

Not owning Amazon over the first half of the period was the biggest relative detractor. We initiated a position in the company over the second half of the period. Also detracting from performance was British American Tobacco (BATS). Concerns about heightened regulatory pressures in the U.S. tobacco industry (40% of BATS profits) pressured the stock in the fourth quarter of 2018. The FDA, which has oversight over U.S. tobacco, signaled that they would propose a rule banning menthol from cigarettes. Menthol cigarettes comprise 60% of BATS U.S. business. Also, the FDA has used aggressive language to address the youth vaping issue and has reached concessions with some vaping companies, like Juul, to address underage use. Although BATS is the largest vaping company in the world, their

3        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

U.S. vaping business is minor to the overall enterprise. However, this serves as more evidence that the FDA is taking a more aggressive stance in forcing its policies.

FIXED-INCOME STRATEGY REVIEW

In a period where U.S. Treasuries outperformed credit, the fixed-income strategy’s underweight position in U.S. Treasuries and overweight exposure to investment grade credit were the top detractors to return, leading the fixed-income strategy to underperform the Bloomberg Barclays U.S. Aggregate Bond Index. The fixed-income strategy’s top contributors to return over the period were allocations to asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS).

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower.

The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18

1-Year      -5.32%       5-Year    3.50%      10-Year 7.67%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18

1-Year       -5.53%       5-Year     3.25%     10-Year   7.40%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Non-Service shares	$ 1,000.00	$ 956.30	$ 3.31
Service shares	1,000.00	955.10	4.54

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.83	3.42
Service shares	1,000.00	1,020.57	4.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS December 31, 2018

	Shares	Value

Common Stocks—32.5%

Consumer Discretionary—5.6%

Auto Components—0.2%

Visteon Corp.[1]	4,382	$264,147

Diversified Consumer Services—0.0%

Houghton Mifflin Harcourt Co.[1]	2,021	17,906

Weight Watchers International, Inc.[1]	85	3,277

		21,183

Entertainment—0.9%

Activision Blizzard, Inc.	11,430	532,295

Netflix, Inc.[1]	2,656	710,905

Zynga, Inc., Cl. A1	110,959	436,069

		1,679,269

Hotels, Restaurants & Leisure—0.7%

Cedar Fair LP2	5,485	259,440

Chipotle Mexican Grill, Inc., Cl. A1	24	10,363

McDonald’s Corp.	5,926	1,052,280

		1,322,083

Household Durables—0.0%

Newell Brands, Inc.	654	12,158

Tupperware Brands Corp.	246	7,766

		19,924

Interactive Media & Services—0.8%

Alphabet, Inc., Cl. C1	10	10,356

Facebook, Inc., Cl. A1	8,433	1,105,482

Snap, Inc., Cl. A1	48,245	265,830

		1,381,668

Internet & Catalog Retail—1.2%

Amazon.com, Inc.[1]	1,126	1,691,218

Booking Holdings, Inc.[1]	5	8,612

eBay, Inc.[1]	16,193	454,538

Groupon, Inc., Cl. A1	4,861	15,555

		2,169,923

Leisure Products—0.0%

American Outdoor Brands Corp.[1]	1,079	13,876

Vista Outdoor, Inc.[1]	1,278	14,505

		28,381

Multiline Retail—0.0%

Big Lots, Inc.	171	4,945

Dollar Tree, Inc.[1]	206	18,606

		23,551

Specialty Retail—1.3%

Bed Bath & Beyond, Inc.	395	4,471

Burlington Stores, Inc.[1]	2,116	344,210

CarMax, Inc.[1]	9,248	580,127

GameStop Corp., Cl. A	750	9,465

Lowe’s Cos., Inc.	15,166	1,400,732

Office Depot, Inc.	4,029	10,395

Sally Beauty Holdings, Inc.[1]	721	12,293

Sportsman’s Warehouse Holdings, Inc.[1]	1,985	8,694

		2,370,387

Textiles, Apparel & Luxury Goods—0.5%

NIKE, Inc., Cl. B	12,733	944,025

Consumer Staples—1.0%

Beverages—0.0%

Constellation Brands, Inc., Cl. A	49	7,880

Molson Coors Brewing Co., Cl. B	379	21,285

		29,165

Food & Staples Retailing—0.0%

Kroger Co. (The)	710	19,525

Rite Aid Corp.[1]	10,543	7,468

Smart & Final Stores, Inc.[1]	1,926	9,129

SpartanNash Co.	764	13,126

United Natural Foods, Inc.[1]	460	4,871

	Shares	Value

Food & Staples Retailing (Continued)

Walgreens Boots Alliance, Inc.	204	$13,939

		68,058

Food Products—0.5%

Campbell Soup Co.	558	18,408

Conagra Brands, Inc.	17,572	375,338

Dean Foods Co.	2,150	8,192

General Mills, Inc.	487	18,964

Kellogg Co.	294	16,761

Kraft Heinz Co. (The)	10,662	458,893

Seneca Foods Corp., Cl. A1	319	9,002

TreeHouse Foods, Inc.[1]	278	14,097

		919,655

Household Products—0.2%

Church & Dwight Co., Inc.	240	15,782

Energizer Holdings, Inc.	5,740	259,161

		274,943

Personal Products—0.0%

Avon Products, Inc.[1]	8,404	12,774

Coty, Inc., Cl. A	2,115	13,875

Edgewell Personal Care Co.[1]	338	12,624

		39,273

Tobacco—0.3%

Altria Group, Inc.	455	22,472

British American Tobacco plc	14,470	461,437

British American Tobacco plc,
Sponsored ADR	519	16,535

Philip Morris International, Inc.	424	28,306

Vector Group Ltd.	1,757	17,096

		545,846

Energy—1.7%

Energy Equipment & Services—0.7%

Baker Hughes a GE Co., Cl. A	19,524	419,766

Schlumberger Ltd.	24,576	886,702

		1,306,468

Oil, Gas & Consumable Fuels—1.0%

Devon Energy Corp.	23,558	530,997

EQT Corp.	37,992	717,669

Equitrans Midstream Corp.[1]	3	60

Matador Resources Co.[1]	192	2,982

Noble Energy, Inc.	177	3,321

Range Resources Corp.	464	4,440

Shell Midstream Partners LP2	29,695	487,295

		1,746,764

Financials—5.8%

Capital Markets—0.5%

Charles Schwab Corp. (The)	186	7,725

Intercontinental Exchange, Inc.	11,876	894,619

		902,344

Commercial Banks—2.8%

Citigroup, Inc.	11,360	591,402

East West Bancorp, Inc.	13,790	600,279

IBERIABANK Corp.	7,010	450,603

JPMorgan Chase & Co.	21,510	2,099,806

Signature Bank (New York)	5,710	587,045

Wells Fargo & Co.	18,430	849,254

		5,178,389

Consumer Finance—0.4%

Synchrony Financial	25,510	598,465

Insurance—1.1%

American International Group, Inc.	17,710	697,951

Arthur J. Gallagher & Co.	7,639	562,994

Marsh & McLennan Cos., Inc.	101	8,055

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Insurance (Continued)

Progressive Corp. (The)	12,625	$761,666

		2,030,666

Real Estate Investment Trusts (REITs)—1.0%

AGNC Investment Corp.	826	14,488

Annaly Capital Management, Inc.	1,408	13,826

EPR Properties	8,940	572,428

Mid-America Apartment Communities, Inc.	3,477	332,749

Prologis, Inc.	15,494	909,808

		1,843,299

Health Care—4.5%

Biotechnology—0.6%

BioMarin Pharmaceutical, Inc.[1]	3,030	258,005

uniQure NV1	6,404	184,563

Vertex Pharmaceuticals, Inc.[1]	3,566	590,922

		1,033,490

Health Care Equipment & Supplies—1.0%

ABIOMED, Inc.[1]	15	4,875

Align Technology, Inc.[1]	20	4,189

Becton Dickinson & Co.	2,582	581,776

Boston Scientific Corp.[1]	353	12,475

CryoPort, Inc.[1]	16,840	185,745

IDEXX Laboratories, Inc.[1]	31	5,767

Insulet Corp.[1]	5,112	405,484

Intuitive Surgical, Inc.[1]	1,399	670,009

		1,870,320

Health Care Providers & Services—0.7%

Anthem, Inc.	3,110	816,779

CVS Health Corp.	220	14,414

LHC Group, Inc.[1]	37	3,474

UnitedHealth Group, Inc.	104	25,909

WellCare Health Plans, Inc.[1]	2,111	498,386

		1,358,962

Health Care Technology—0.1%

Teladoc Health, Inc.[1]	5,418	268,570

Life Sciences Tools & Services—0.4%

Agilent Technologies, Inc.	10,201	688,160

Illumina, Inc.[1]	29	8,698
		696,858

Pharmaceuticals—1.7%

AstraZeneca plc, Sponsored ADR	154	5,849

Bayer AG, Sponsored ADR	28,927	508,247

GlaxoSmithKline plc, Sponsored ADR	527	20,137

Johnson & Johnson	10,160	1,311,148

Merck & Co., Inc.	14,224	1,086,856

Nektar Therapeutics, Cl. A1	77	2,531

TherapeuticsMD, Inc.[1]	30,050	114,490

		3,049,258

Industrials—3.9%

Aerospace & Defense—1.1%

Boeing Co. (The)	2,675	862,687

Lockheed Martin Corp.	2,282	597,519

Spirit AeroSystems Holdings, Inc., Cl. A	6,677	481,345

		1,941,551

Air Freight & Couriers—0.2%

XPO Logistics, Inc.[1]	5,428	309,613

Airlines—0.3%

Spirit Airlines, Inc.[1]	10,703	619,918

Building Products—0.2%

A.O. Smith Corp.	105	4,483

Masco Corp.	10,570	309,067

		313,550

	Shares	Value

Commercial Services & Supplies—0.6%

ACCO Brands Corp.	36,291	$246,053

KAR Auction Services, Inc.	11,722	559,374

Waste Connections, Inc.	4,916	365,013

		1,170,440

Construction & Engineering—0.1%

Dycom Industries, Inc.[1]	4,740	256,150

Industrial Conglomerates—0.0%

General Electric Co.	1,793	13,573

Machinery—0.6%

Illinois Tool Works, Inc.	4,188	530,578

Stanley Black & Decker, Inc.	4,176	500,034

Wabtec Corp.	56	3,934

		1,034,546

Professional Services—0.3%

ASGN, Inc.[1]	127	6,921

Korn/Ferry International	12,820	506,903

Nielsen Holdings plc	463	10,802

		524,626

Road & Rail—0.3%

Canadian Pacific Railway Ltd.	3,140	557,727

Trading Companies & Distributors—0.2%

Fastenal Co.	8,266	432,229

Information Technology—6.9%

Communications Equipment—0.7%

Motorola Solutions, Inc.	4,972	571,979

Palo Alto Networks, Inc.[1]	3,473	654,139

		1,226,118

IT Services—1.6%

CACI International, Inc., Cl. A1	35	5,041

DXC Technology Co.	11,289	600,236

First Data Corp., Cl. A1	43,756	739,914

International Business Machines Corp.	59	6,707

Mastercard, Inc., Cl. A	6,297	1,187,929

PayPal Holdings, Inc.[1]	176	14,800

Perspecta, Inc.	16,861	290,346

Total System Services, Inc.	105	8,535

		2,853,508

Semiconductors & Semiconductor Equipment—0.8%

Applied Materials, Inc.	19,159	627,266

Broadcom, Inc.	48	12,205

Microchip Technology, Inc.	105	7,552

Texas Instruments, Inc.	8,940	844,830

		1,491,853

Software—2.4%

Envestnet, Inc.[1]	96	4,722

Microsoft Corp.	23,768	2,414,116

Pegasystems, Inc.	6,567	314,100

PTC, Inc.[1]	68	5,637

Q2 Holdings, Inc.[1]	8,100	401,355

salesforce.com, Inc.[1]	4,560	624,583

ServiceNow, Inc.[1]	3,440	612,492

		4,377,005

Technology Hardware, Storage & Peripherals—1.4%

Apple, Inc.	14,387	2,269,405

Diebold Nixdorf, Inc.	2,001	4,983

NCR Corp.[1]	573	13,225

Western Digital Corp.	9,225	341,048

		2,628,661

Materials—0.9%

Chemicals—0.2%

Scotts Miracle-Gro Co. (The), Cl. A	110	6,761

Valvoline, Inc.	18,870	365,134

		371,895

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Shares	Value

Containers & Packaging—0.3%

Sealed Air Corp.	14,990	$522,252

Metals & Mining—0.4%

Compass Minerals International, Inc.	9,620	401,058

Kaiser Aluminum Corp.	50	4,464

Osisko Gold Royalties Ltd.	51,041	447,525

		853,047

Telecommunication Services—1.1%

Diversified Telecommunication Services—0.8%

AT&T, Inc.	851	24,288

BT Group plc, Sponsored ADR	1,142	17,358

ORBCOMM, Inc.[1]	375	3,097

Verizon Communications, Inc.	23,060	1,296,433

Zayo Group Holdings, Inc.[1]	10,890	248,728

		1,589,904

Wireless Telecommunication Services—0.3%

T-Mobile US, Inc.[1]	8,231	523,574

Utilities—1.1%

Electric Utilities—0.3%

Edison International	343	19,472

PG&E Corp.[1]	18,266	433,818

PPL Corp.	619	17,536

Southern Co. (The)	321	14,098

		484,924

Gas Utilities—0.2%

AmeriGas Partners LP2	521	13,181

Suburban Propane Partners LP2	22,713	437,680

		450,861

Multi-Utilities—0.6%

Centrica plc, Sponsored ADR	2,212	15,197

Dominion Energy, Inc.	8,044	574,824

National Grid plc	52,600	508,672

National Grid plc, Sponsored ADR	380	18,232

		1,116,925

Total Common Stocks (Cost $61,314,883)		59,649,784

	Principal Amount
Asset-Backed Securities—13.4%

Auto Loan—9.2%

American Credit Acceptance Receivables Trust:
Series 2015-3,Cl. D, 5.86%, 7/12/22[3]	$135,000	135,617
Series 2017-3,Cl. B, 2.25%, 1/11/21[3]	29,185	29,160
Series 2017-4,Cl. B, 2.61%, 5/10/21[3]	69,000	68,898
Series 2017-4,Cl. C, 2.94%, 1/10/24[3]	195,000	194,167
Series 2017-4,Cl. D, 3.57%, 1/10/24[3]	246,000	244,596
Series 2018-2,Cl. B, 3.46%, 8/10/22[3]	275,000	275,097
Series 2018-2,Cl. C, 3.70%, 7/10/24[3]	275,000	275,504
Series 2018-3,Cl. B, 3.49%, 6/13/22[3]	80,000	80,154
Series 2018-4,Cl. C, 3.97%, 1/13/25[3]	180,000	180,839

AmeriCredit Automobile Receivables Trust:
Series 2017-2,Cl. D, 3.42%, 4/18/23	320,000	319,644
Series 2017-4,Cl. D, 3.08%, 12/18/23	205,000	202,303
Series 2018-3,Cl. C, 3.74%, 10/18/24	260,000	264,209

Cabela’s Credit Card Master Note
Trust, Series 2015-2, Cl. A2, 3.125%
[US0001M+67], 7/17/23[4]	475,000	475,689

Capital Auto Receivables Asset Trust:
Series 2017-1,Cl. D, 3.15%, 2/20/25[3]	40,000	39,913
Series 2018-2,Cl. B, 3.48%, 10/20/23[3]	125,000	125,691
Series 2018-2,Cl. C, 3.69%, 12/20/23[3]	120,000	121,054

CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	115,000	114,773
Series 2015-3,Cl. D, 3.27%, 3/15/22	330,000	329,624
Series 2016-1,Cl. D, 3.11%, 8/15/22	220,000	218,483
Series 2017-1,Cl. D, 3.43%, 7/17/23	245,000	244,948
Series 2017-4,Cl. D, 3.30%, 5/15/24	110,000	109,627

	Principal Amount	Value

Auto Loan (Continued)

CarMax Auto Owner Trust: (Continued)
Series 2018-1, Cl. D, 3.37%, 7/15/24	$75,000	$74,179
Series 2018-4, Cl. C, 3.85%, 7/15/24	90,000	91,849

CIG Auto Receivables Trust, Series
2017-1A, Cl. A, 2.71%, 5/15/23[3]	63,635	63,260

CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[3]	12,117	12,099
Series 2017-C, Cl. B, 2.30%, 7/15/21[3]	105,000	104,528
Series 2017-D, Cl. B, 2.43%, 1/18/22[3]	180,000	178,713
Series 2018-A, Cl. B, 2.77%, 4/18/22[3]	145,000	143,865
Series 2018-B, Cl. B, 3.23%, 7/15/22[3]	155,000	154,925

CPS Auto Trust, Series 2017-A, Cl. B,
2.68%, 5/17/21[3]	35,000	34,890

Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[3]	220,000	219,075
Series 2018-1A, Cl. B, 3.60%, 4/15/27[3]	135,000	134,896
Series 2018-1A, Cl. C, 3.77%, 6/15/27[3]	190,000	190,020
Series 2018-2A, Cl. C, 4.16%, 9/15/27[3]	115,000	116,787
Series 2018-3A, Cl. C, 4.04%, 12/15/27[3]	220,000	222,519

Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[3]	13,899	13,920
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	170,000	170,911
Series 2017-1, Cl. D, 3.84%, 3/15/23	225,000	225,898
Series 2017-3, Cl. C, 2.80%, 7/15/22	120,000	119,714
Series 2017-BA, Cl. D, 3.72%, 10/17/22[3]	235,000	235,506
Series 2018-1, Cl. D, 3.81%, 5/15/24	160,000	160,338
Series 2018-2, Cl. D, 4.14%, 8/15/24	315,000	317,696
Series 2018-3, Cl. C, 3.72%, 9/16/24	120,000	120,341
Series 2018-3, Cl. D, 4.30%, 9/16/24	215,000	218,118
Series 2018-4, Cl. B, 3.36%, 10/17/22	135,000	134,780
Series 2018-5, Cl. C, 3.99%, 1/15/25	210,000	211,988

DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[3]	75,000	76,876
Series 2017-1A, Cl. D, 3.55%, 11/15/22[3]	150,000	150,213
Series 2017-1A, Cl. E, 5.79%, 2/15/24[3]	250,000	255,323
Series 2017-2A, Cl. D, 3.89%, 1/15/23[3]	180,000	180,675
Series 2017-3A, Cl. D, 3.58%, 5/15/23[3]	75,000	74,972
Series 2017-3A, Cl. E, 5.60%, 8/15/24[3]	155,000	158,709
Series 2017-4A, Cl. D, 3.47%, 7/17/23[3]	205,000	204,470
Series 2017-4A, Cl. E, 5.15%, 11/15/24[3]	150,000	151,541
Series 2018-1A, Cl. B, 3.04%, 1/18/22[3]	155,000	154,641
Series 2018-2A, Cl. B, 3.43%, 5/16/22[3]	80,000	80,048
Series 2018-3A, Cl. B, 3.56%, 9/15/22[3]	270,000	271,366
Series 2018-3A, Cl. C, 3.79%, 7/15/24[3]	105,000	105,485

Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[3]	155,000	154,292
Series 2018-4A, Cl. B, 3.64%, 11/15/22[3]	220,000	220,044

Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[3]	380,000	393,007

GLS Auto Receivables Trust:
Series 2018-1A, Cl. A, 2.82%, 7/15/22[5]	243,320	242,498
Series 2018-3A, Cl. A, 3.35%, 8/15/22[3]	124,370	124,443

GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	120,000	119,139
Series 2018-2, Cl. C, 3.50%, 4/20/22	145,000	145,547

GMF Floorplan Owner Revolving Trust:
Series 2018-3, Cl. B, 3.49%, 9/15/22[3]	250,000	251,606
Series 2018-3, Cl. C, 3.68%, 9/15/22[3]	210,000	211,347
Series 2018-4, Cl. B, 3.68%, 9/15/23[3]	210,000	212,748
Series 2018-4, Cl. C, 3.88%, 9/15/23[3]	265,000	268,508

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Auto Loan (Continued)

Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1, Cl. C, 4.056%
[US0001M+155], 6/27/22[3,4]	$60,000	$60,147
Series 2017-1, Cl. D, 4.806%
[US0001M+230], 6/27/22[3,4]	75,000	75,075
Series 2018-1, Cl. A, 3.136%
[US0001M+63], 9/25/23[3,4]	115,000	115,005
Series 2018-1, Cl. B, 3.306%
[US0001M+80], 9/25/23[3,4]	135,000	135,176

Santander Drive Auto Receivables Trust:
Series 2016-2, Cl. D, 3.39%, 4/15/22	315,000	315,593
Series 2017-1, Cl. D, 3.17%, 4/17/23	175,000	174,498
Series 2017-1, Cl. E, 5.05%, 7/15/24[3]	410,000	420,315
Series 2017-3, Cl. D, 3.20%, 11/15/23	295,000	293,856
Series 2018-1, Cl. D, 3.32%, 3/15/24	110,000	109,310
Series 2018-2, Cl. D, 3.88%, 2/15/24	170,000	171,503
Series 2018-3, Cl. C, 3.51%, 8/15/23	440,000	440,545
Series 2018-4, Cl. C, 3.56%, 7/15/24	300,000	302,404
Series 2018-5, Cl. C, 3.81%, 12/16/24	225,000	226,665

Santander Retail Auto Lease Trust,
Series 2017-A, Cl. C, 2.96%, 11/21/22[3]	195,000	193,760

TCF Auto Receivables Owner Trust,
Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	189,415

United Auto Credit Securitization Trust,
Series 2018-1, Cl. C, 3.05%, 9/10/21[3]	285,000	283,975

Veros Automobile Receivables Trust,
Series 2017-1, Cl. A, 2.84%, 4/17/23[3]	52,045	51,895
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[3]	270,000	272,137
Series 2017-2A, Cl. E, 4.63%, 7/15/24[3]	320,000	320,384
Series 2018-1A, Cl. C, 2.92%, 5/15/23[3]	160,000	158,560
Series 2018-1A, Cl. D, 3.41%, 5/15/23[3]	315,000	312,898
Series 2018-3A, Cl. B, 3.32%, 10/16/23[3]	252,000	252,625

		16,804,044

Credit Card—3.8%

Cabela’s Credit Card Master Note Trust:
Series 2015-1A, Cl. A2, 2.995%
[US0001M+54], 3/15/23[4]	490,000	491,899
Series 2015-2, Cl. A1, 2.25%, 7/17/23	525,000	518,889
Series 2016-1, Cl. A1, 1.78%, 6/15/22	710,000	705,949
Series 2016-1, Cl. A2, 3.305%
[US0001M+85], 6/15/22[4]	255,000	255,722
Evergreen Credit Card Trust, Series
2018-2, Cl. A, 2.805% [US0001M+35], 7/15/22[3,4]	410,000	409,941

GE Capital Credit Card Master Note Trust:
Series 2012-7, Cl. A, 1.76%, 9/15/22	225,000	223,071
Series 2012-7, Cl. B, 2.21%, 9/15/22	200,000	198,739

Synchrony Credit Card Master Note
Trust, Series 2015-1, Cl. A, 2.37%, 3/15/23	630,000	625,200

World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	615,000	612,437
Series 2016-C, Cl. A, 1.72%, 8/15/23	665,000	657,916
Series 2017-A, Cl. A, 2.12%, 3/15/24	515,000	508,170
Series 2017-C, Cl. A, 2.31%, 8/15/24	430,000	424,172
Series 2018-A, Cl. A, 3.07%, 12/16/24	540,000	538,681
Series 2018-B, Cl. A, 3.46%, 7/15/25	245,000	247,707
Series 2018-C, Cl. A, 3.55%, 8/15/25	490,000	496,570

		6,915,063

Equipment—0.3%

CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[3]	250,000	246,971
Series 2018-1, Cl. B, 3.09%, 6/16/25[3]	90,000	89,687
Series 2018-1, Cl. C, 3.42%, 6/16/25[3]	25,000	24,913
Series 2018-2, Cl. C, 3.87%, 12/15/25[3]	60,000	60,526

	Principal Amount	Value

Equipment (Continued)

CNH Equipment Trust, Series 2017-C,
Cl. B, 2.54%, 5/15/25	$70,000	$69,140

Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[3]	90,000	90,285
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	4,473	4,458

		585,980

Loans: Other—0.1%

Ameriquest Mortgage Securities, Inc.
Asset-Backed Pass-Through Certificates,
Series 2005-R5, Cl. M2, 3.196%
[US0001M+69], 7/25/35[4]	93,589	93,895

Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[3]	75,000	74,356

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	136,372	135,268
		303,519

Total Asset-Backed Securities (Cost $24,586,118)		24,608,606

Mortgage-Backed Obligations—33.6%

Government Agency—22.3%

FHLMC/FNMA/FHLB/Sponsored—19.5%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	1,857	1,963
5.50%, 9/1/39	213,898	226,900
6.50%, 7/1/28-4/1/34	18,139	19,707
7.00%, 10/1/31-10/1/37	54,951	60,716
9.00%, 8/1/22-5/1/25	972	1,037

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 75.298%, 4/1/27[6]	41,641	9,228
Series 192, Cl. IO, 99.999%, 2/1/28[6]	11,966	2,392
Series 243, Cl. 6, 4.748%, 12/15/32[6]	33,187	6,320
Series 304, Cl. C47, 5.341%, 12/15/27[6]	77,452	6,785

Federal Home Loan Mortgage Corp.,
Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	117,275	115,461

Federal Home Loan Mortgage Corp.,
Multifamily Structured Pass-Through
Certificates, Interest-Only Stripped
Mtg.-Backed Security, Series KC02, Cl.
X1, 0.00%, 3/25/24[6,7]	4,866,292	89,787

Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.198%, 6/1/26[8]	12,827	11,792

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 2427, Cl. ZM, 6.50%, 3/15/32	77,577	84,332
Series 2461, Cl. PZ, 6.50%, 6/15/32	30,801	33,639
Series 2626, Cl. TB, 5.00%, 6/15/33	45,878	47,507
Series 2635, Cl. AG, 3.50%, 5/15/32	25,817	25,889
Series 2770, Cl. TW, 4.50%, 3/15/19	295	295
Series 3010, Cl. WB, 4.50%, 7/15/20	3,527	3,535
Series 3025, Cl. SJ, 15.748% [-3.667 x LIBOR01M+2,475], 8/15/35[4]	11,158	15,947
Series 3030, Cl. FL, 2.855% [LIBOR01M+40], 9/15/35[4]	58,982	59,242
Series 3815, Cl. BD, 3.00%, 10/15/20	11	11
Series 3822, Cl. JA, 5.00%, 6/15/40	18,247	18,598
Series 3848, Cl. WL, 4.00%, 4/15/40	53,338	53,883
Series 3857, Cl. GL, 3.00%, 5/15/40	3,617	3,659
Series 4221, Cl. HJ, 1.50%, 7/15/23	344,918	336,766

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 53.306%, 3/15/29[6]	30,672	3,961

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2796, Cl. SD, 45.057%, 7/15/26[6]	$55,671	$6,361
Series 2920, Cl. S, 11.728%, 1/15/35[6]	317,108	44,761
Series 2922, Cl. SE, 16.20%, 2/15/35[6]	18,803	2,447
Series 2981, Cl. AS, 0.452%, 5/15/35[6]	162,341	19,514
Series 3397, Cl. GS, 0.00%, 12/15/37[6,7]	20,730	3,395
Series 3424, Cl. EI, 0.00%, 4/15/38[6,7]	8,041	715
Series 3450, Cl. BI, 7.453%, 5/15/38[6]	56,083	7,624
Series 3606, Cl. SN, 11.713%, 12/15/39[6]	29,356	3,562
Series 4057, Cl. QI, 4.996%, 6/15/27[6]	541,377	42,259
Series 4205, Cl. AI, 0.00%, 5/15/28[6,7]	131,264	9,963
Series 4818, Cl. BI, 0.00%, 3/15/45[6,7]	205,535	36,812

Federal National Mortgage Assn.:
2.50%, 1/1/34[9]	1,690,000	1,650,640
3.00%, 1/1/34-1/1/49[9]	3,460,000	3,407,992
3.50%, 1/1/34-1/1/49[9]	10,665,000	10,695,652
4.00%, 1/1/34-1/1/49[9]	6,870,000	7,010,706
4.50%, 1/1/49[9]	6,355,000	6,584,715
5.00%, 1/1/49[9]	3,315,000	3,473,931

Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	370	376
5.50%, 9/1/20	725	730
6.00%, 3/1/37	100,836	110,115
7.00%, 10/1/35	3,070	3,066
7.50%, 1/1/33	44,495	51,477
8.50%, 7/1/32	1,402	1,419

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[6]	76,237	8,472
Series 233, Cl. 2, 64.328%, 8/25/23[6]	46,737	5,749
Series 252, Cl. 2, 99.999%, 11/25/23[6]	64,046	8,154
Series 319, Cl. 2, 19.886%, 2/25/32[6]	19,535	4,367
Series 320, Cl. 2, 57.111%, 4/25/32[6]	7,220	1,682
Series 321, Cl. 2, 26.176%, 4/25/32[6]	70,788	16,628
Series 331, Cl. 9, 19.547%, 2/25/33[6]	82,913	16,483
Series 334, Cl. 17, 29.608%, 2/25/33[6]	45,132	10,771
Series 339, Cl. 12, 0.00%, 6/25/33[6,7]	60,814	11,832
Series 339, Cl. 7, 0.00%, 11/25/33[6,7]	171,953	37,415
Series 343, Cl. 13, 0.00%, 9/25/33[6,7]	63,832	11,565
Series 345, Cl. 9, 0.00%, 1/25/34[6,7]	58,899	13,330
Series 351, Cl. 10, 0.00%, 4/25/34[6,7]	7,784	1,640
Series 351, Cl. 8, 0.00%, 4/25/34[6,7]	27,693	5,410
Series 356, Cl. 10, 0.00%, 6/25/35[6,7]	18,843	3,810
Series 356, Cl. 12, 0.00%, 2/25/35[6,7]	10,152	2,196
Series 362, Cl. 13, 0.00%, 8/25/35[6,7]	72,021	14,834
Series 364, Cl. 16, 0.00%, 9/25/35[6,7]	52,157	10,543

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates:
Series 1998-61, Cl. PL, 6.00%,
11/25/28	30,813	33,456
Series 2003-130, Cl. CS, 9.088% [-2 x
LIBOR01M+1,410], 12/25/33[4]	1,910	1,950
Series 2004-25, Cl. PC, 5.50%, 1/25/34	5,615	5,614
Series 2005-104, Cl. MC, 5.50%,
12/25/25	110,584	114,720
Series 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	273,700
Series 2005-73, Cl. DF, 2.756%
[LIBOR01M+25], 8/25/35[4]	48,613	48,782
Series 2006-11, Cl. PS, 15.377%
[-3.667 x LIBOR01M+2,456.67],
3/25/36[4]	46,706	67,133
Series 2006-46, Cl. SW, 15.01%
[-3.667 x LIBOR01M+2,419.92],
6/25/36[4]	31,000	42,891
Series 2006-50, Cl. KS, 15.01% [-3.667
x LIBOR01M+2,420], 6/25/36[4]	6,182	8,727
Series 2008-75, Cl. DB, 4.50%, 9/25/23	102	102

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates: (Continued)
Series 2009-113, Cl. DB, 3.00%,
12/25/20	$5,735	$5,709
Series 2009-36, Cl. FA, 3.446%
[LIBOR01M+94], 6/25/37[4]	24,894	25,459
Series 2009-70, Cl. TL, 4.00%, 8/25/19	506	505
Series 2010-43, Cl. KG, 3.00%, 1/25/21	6,274	6,262
Series 2011-15, Cl. DA, 4.00%, 3/25/41	12,972	13,088
Series 2011-3, Cl. EL, 3.00%, 5/25/20	5,583	5,561
Series 2011-3, Cl. KA, 5.00%, 4/25/40	86,797	90,474
Series 2011-38, Cl. AH, 2.75%, 5/25/20	3	3
Series 2011-82, Cl. AD, 4.00%, 8/25/26	25,628	25,573

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65, Cl. S, 8.421%, 11/25/31[6]	74,431	13,879
Series 2001-81, Cl. S, 12.051%, 1/25/32[6]	19,298	3,355
Series 2002-47, Cl. NS, 7.51%, 4/25/32[6]	53,772	9,792
Series 2002-51, Cl. S, 7.831%, 8/25/32[6]	49,376	8,992
Series 2002-52, Cl. SD, 35.553%, 9/25/32[6]	77,543	14,567
Series 2002-77, Cl. SH, 22.70%, 12/18/32[6]	27,323	4,368
Series 2002-84, Cl. SA, 4.574%, 12/25/32[6]	71,100	11,535
Series 2002-9, Cl. MS, 11.752%, 3/25/32[6]	20,463	3,856
Series 2003-33, Cl. SP, 7.462%, 5/25/33[6]	77,459	14,922
Series 2003-4, Cl. S, 1.941%, 2/25/33[6]	42,521	7,745
Series 2003-46, Cl. IH, 0.00%, 6/25/23[6,7]	112,521	9,538
Series 2004-54, Cl. DS, 44.841%, 11/25/30[6]	57,863	8,267
Series 2004-56, Cl. SE, 4.265%, 10/25/33[6]	14,850	2,448
Series 2005-12, Cl. SC, 18.53%, 3/25/35[6]	8,429	1,153
Series 2005-14, Cl. SE, 10.962%, 3/25/35[6]	28,975	3,558
Series 2005-40, Cl. SA, 20.194%, 5/25/35[6]	156,401	23,120
Series 2005-52, Cl. JH, 19.884%, 5/25/35[6]	390,798	49,767
Series 2005-93, Cl. SI, 0.00%, 10/25/35[6,7]	34,554	4,715
Series 2007-88, Cl. XI, 0.00%, 6/25/37[6,7]	75,798	11,529
Series 2008-55, Cl. SA, 0.00%, 7/25/38[6,7]	29,591	2,997
Series 2009-8, Cl. BS, 0.00%, 2/25/24[6,7]	267	14
Series 2011-96, Cl. SA, 4.547%, 10/25/41[6]	98,264	14,654
Series 2012-121, Cl. IB, 7.743%, 11/25/27[6]	230,953	19,397
Series 2012-134, Cl. SA, 0.157%, 12/25/42[6]	376,153	67,769
Series 2012-40, Cl. PI, 8.283%, 4/25/41[6]	193,427	29,236
Series 2018-16, Cl. NI, 0.00%, 12/25/44[6,7]	105,181	17,196
Series 2018-69, Cl. CI, 0.00%, 10/25/46[6,7]	231,277	31,534

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn.,
Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates,
Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[8]	$27,773	$25,985

		35,778,062

GNMA/Guaranteed—2.8%

Federal Home Loan Mortgage Corp.,
Series 2018-HQA2, Cl. M1, 3.256%
[US0001M+75], 10/25/48[3,4]	395,000	394,233

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	9,439	9,491
7.50%, 1/15/23-6/15/24	13,513	13,731
8.00%, 4/15/23	5,335	5,534

Government National Mortgage Assn. II
Pool, 3.50%, 1/1/49[9]	4,465,000	4,495,798

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 79.829%, 2/16/32[6]	82,618	773
Series 2002-76, Cl. SY, 0.00%, 12/16/26[6,7]	138,701	302
Series 2007-17, Cl. AI, 37.105%, 4/16/37[6]	257,578	35,810
Series 2011-52, Cl. HS, 18.162%, 4/16/41[6]	124,765	17,324
Series 2017-136, Cl. LI, 5.577%, 9/16/47[6]	416,982	86,730

		5,059,726

Non-Agency—11.3%

Commercial—5.9%

BCAP LLC Trust, Series 2011-R11,
Cl. 18A5, 4.79% [H15T1Y+210], 9/26/35[3,4]	28,476	28,545

Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through
Certificates, Series 2018-B1, Cl. XA, 0.00%, 1/15/51[6,7]	2,193,564	80,966

CD Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 2017-CD6, Cl. XA, 0.00%, 11/13/50[6,7]	881,886	51,144

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.032%, 1/25/36[10]	103,493	97,772

Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	93,705	92,980
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	105,000	106,496

Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[6,7]	425,844	18,188
Series 2017-C4, Cl. XA, 11.937%, 10/12/50[6]	2,355,328	163,214

COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[3]	255,000	252,196
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	255,000	258,914
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	70,000	70,717
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	865,000	875,750
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	140,000	144,357
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	495,000	498,061

	Principal Amount	Value

Commercial (Continued)
COMM Mortgage Trust: (Continued)
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	$125,000	$124,665

COMM Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[6,7]	321,685	16,142

CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	125,670	102,758

First Horizon Alternative Mortgage
Securities Trust, Series 2005-FA8,
Cl. 1A6, 3.156% [US0001M+65], 11/25/35[4]	74,337	55,545

FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.367%, 12/25/46[3,10]	60,000	61,186
Series 2012-K710, Cl. B, 3.817%, 6/25/47[3,10]	40,000	39,975
Series 2012-K711, Cl. B, 3.558%, 8/25/45[3,10]	15,000	14,998
Series 2012-K711, Cl. C, 3.558%, 8/25/45[3,10]	135,000	134,841
Series 2013-K25, Cl. C, 3.619%, 11/25/45[3,10]	60,000	58,995
Series 2013-K26, Cl. C, 3.598%, 12/25/45[3,10]	40,000	39,287
Series 2013-K27, Cl. C, 3.496%, 1/25/46[3,10]	110,000	107,569
Series 2013-K28, Cl. C, 3.49%, 6/25/46[3,10]	450,000	439,746
Series 2013-K712, Cl. C, 3.358%, 5/25/45[3,10]	75,000	74,804
Series 2013-K713, Cl. C, 3.154%, 4/25/46[3,10]	275,000	273,956
Series 2014-K715, Cl. C, 4.124%, 2/25/46[3,10]	180,000	181,911

GS Mortgage Securities Corp. Trust,
Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[3]	460,000	459,109

GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	54,793	55,402
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	30,799	30,488
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	65,000	68,557
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	90,000	90,989

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[3,10]	203,724	193,105

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	130,793	130,369
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	11,934	11,900
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	325,000	321,724
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	330,000	341,577
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	78,000	76,594
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	245,000	247,325
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	208,421	204,260

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.327%, 7/25/35[10]	78,989	81,136

JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.434%, 7/26/36[3,10]	105,761	106,013

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Commercial (Continued)

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	$72,756	$73,572
Series 2014-C18,Cl. A2, 2.879%, 2/15/47	5,813	5,805
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	115,000	115,415
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	45,000	45,273
Series 2014-C24,Cl. B, 4.116%, 11/15/47[10]	270,000	268,350
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	105,000	105,947
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	250,000	248,797

JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 0.00%, 2/15/48[6,7]	2,936,804	143,842

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 4.67%, 4/21/34[10]	27,162	27,815

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	90,984	89,909
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	240,000	239,712
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	724,157

Morgan Stanley Capital I Trust:
Series 2011-C1,Cl. A4, 5.033%, 9/15/47[3,10]	45,593	46,760
Series 2011-C2,Cl. A4, 4.661%, 6/15/44[3]	70,000	72,306

Morgan Stanley Capital I, Inc., Interest- Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 0.00%, 12/15/50[6,7]	770,558	43,057

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.667%, 11/26/36[3,10]	243,309	222,823

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.60%, 6/26/46[3,10]	100,179	99,976

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.044%, 7/26/45[3,10]	14,026	14,360

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 4.30%, 8/25/34[10]	136,241	136,214

UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 0.00%, 11/15/50[6,7]	1,519,327	95,545

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	355,000	352,926

Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[6,7]	1,075,771	68,507

WF-RBS Commercial Mortgage Trust:
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	154,644
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	154,932
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	45,449
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[10]	165,000	167,822

	Principal Amount	Value

Commercial (Continued)

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[3,6,7]	$2,051,258	$51,435

		10,699,576

Multi-Family—0.2%

Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M2, 5.106% [US0001M+260], 5/25/24[4]	115,000	120,579
Series 2017-C04,Cl. 2M1, 3.356% [US0001M+85], 11/25/29[4]	237,158	237,227

		357,806

Residential—5.2%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	197,048	168,761

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	42,471	40,245
Series 2007-C,Cl. 1A4, 4.173%, 5/20/36[10]	15,482	14,931
Series 2014-R7,Cl. 3A1, 4.607%, 3/26/36[3,10]	58,853	59,031

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 4.392%, 6/25/34[10]	46,424	46,245

Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 4.73% [H15T1Y+230], 10/25/354	337,665	341,059
Series 2006-1,Cl. A1, 4.91% [H15T1Y+225], 2/25/364	122,623	123,597

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	57,565	50,622
Series 2006-6,Cl. A3, 6.00%, 4/25/36	34,827	28,403

Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/354	326,908	330,314

Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 5.506% [US0001M+300], 7/25/24[4]	315,108	331,581
Series 2014-C03,Cl. 2M2, 5.406% [US0001M+290], 7/25/24[4]	35,293	36,931
Series 2016-C03,Cl. 1M1, 4.506% [US0001M+200], 10/25/28[4]	57,254	57,723
Series 2016-C07,Cl. 2M1, 3.806% [US0001M+130], 5/25/29[4]	68,965	69,048
Series 2017-C02,Cl. 2M1, 3.656% [US0001M+115], 9/25/29[4]	329,896	330,730
Series 2017-C03,Cl. 1M1, 3.456% [US0001M+95], 10/25/29[4]	282,973	283,298
Series 2017-C06,Cl. 1M1, 3.256% [US0001M+75], 2/25/30[4]	112,045	111,964
Series 2017-C07,Cl. 1M1, 3.156% [US0001M+65], 5/25/30[4]	211,634	211,218
Series 2017-C07,Cl. 1M2, 4.906% [US0001M+240], 5/25/30[4]	225,000	226,940
Series 2017-C07,Cl. 2M1, 3.156% [US0001M+65], 5/25/30[4]	190,603	190,311
Series 2018-C01,Cl. 1M1, 3.106% [US0001M+60], 7/25/30[4]	399,522	398,265
Series 2018-C02,Cl. 2M1, 3.156% [US0001M+65], 8/25/30[4]	90,130	90,050
Series 2018-C03,Cl. 1M1, 3.186% [US0001M+68], 10/25/30[4]	259,683	259,121
Series 2018-C04,Cl. 2M1, 3.256% [US0001M+75], 12/25/30[4]	247,498	247,371
Series 2018-C05,Cl. 1M1, 3.226% [US0001M+72], 1/25/31[4]	105,679	105,468
Series 2018-C06,Cl. 1M1, 3.056% [US0001M+55], 3/25/31[4]	38,845	38,736

13        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Residential (Continued)

Connecticut Avenue Securities: (Continued)
Series 2018-C06,Cl. 2M1, 3.056% [US0001M+55], 3/25/31[4]	$48,312	$48,180

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.332%, 7/25/35[10]	17,450	17,551

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.816% [US0001M+31], 7/25/35[4]	19,948	19,804

RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	7,646	6,724

STACR Trust:
Series 2018-DNA2,Cl. M1, 3.306% [US0001M+80], 12/25/30[3,4]	445,000	444,679
Series 2018-DNA3,Cl. M1, 3.256% [US0001M+75], 9/25/48[3,4]	75,000	74,887
Series 2018-HRP2,Cl. M2, 3.756% [US0001M+125], 2/25/47[3,4]	215,000	215,173

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.756% [US0001M+425], 11/25/23[4]	211,533	230,538
Series 2014-DN1,Cl. M2, 4.706% [US0001M+220], 2/25/24[4]	40,960	41,731
Series 2014-DN1,Cl. M3, 7.006% [US0001M+450], 2/25/24[4]	160,000	179,575
Series 2014-DN2,Cl. M3, 6.106% [US0001M+360], 4/25/24[4]	185,000	199,670
Series 2014-HQ2,Cl. M3, 6.256% [US0001M+375], 9/25/24[4]	335,000	369,001
Series 2015-HQA2,Cl. M2, 5.306% [US0001M+280], 5/25/28[4]	4,205	4,289
Series 2016-DNA1,Cl. M2, 5.406% [US0001M+290], 7/25/28[4]	32,747	33,327
Series 2016-DNA4,Cl. M1, 3.306% [US0001M+80], 3/25/29[4]	1,671	1,671
Series 2016-DNA4,Cl. M3, 6.306% [US0001M+380], 3/25/29[4]	355,000	383,403
Series 2016-HQA3,Cl. M1, 3.306% [US0001M+80], 3/25/29[4]	83,294	83,315
Series 2016-HQA3,Cl. M3, 6.356% [US0001M+385], 3/25/29[4]	120,000	131,323
Series 2016-HQA4,Cl. M3, 6.406% [US0001M+390], 4/25/29[4]	350,000	383,849
Series 2017-HQA1,Cl. M1, 3.706% [US0001M+120], 8/25/29[4]	433,390	434,840
Series 2017-HQA2,Cl. M1, 3.306% [US0001M+80], 12/25/29[4]	158,741	158,684
Series 2018-DNA1,Cl. M1, 2.956% [US0001M+45], 7/25/30[4]	599,400	596,666
Series 2018-DNA1,Cl. M2, 4.306% [US0001M+180], 7/25/30[4]	460,000	442,671

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 4.487%, 10/25/33[10]	73,557	74,500
Series 2005-AR14,Cl. 1A4, 4.215%, 12/25/35[10]	74,549	73,768
Series 2005-AR16,Cl. 1A1, 4.28%, 12/25/35[10]	70,852	70,865

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 4.093%, 2/25/35[10]	12,436	12,745
Series 2005-AR15,Cl. 1A2, 4.671%, 9/25/35[10]	82,021	79,894
Series 2005-AR15,Cl. 1A6, 4.671%, 9/25/35[10]	157,188	151,972
Series 2005-AR4,Cl. 2A2, 4.252%, 4/25/35[10]	150,572	151,748
Series 2006-AR10,Cl. 1A1, 4.309%, 7/25/36[10]	33,635	32,916

	Principal Amount	Value

Residential (Continued)

Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR10,Cl. 5A5, 4.434%, 7/25/36[10]	$119,664	$119,618
Series 2006-AR2,Cl. 2A3, 4.607%, 3/25/36[10]	15,136	15,318
Series 2006-AR7,Cl. 2A4, 4.334%, 5/25/36[10]	93,358	95,645
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	24,305	24,091

		9,596,594

Total Mortgage-Backed Obligations (Cost $61,605,136)		61,491,764

U.S. Government Obligation—0.3%

United States Treasury Nts., 1.50%, 5/31/19[11,12] (Cost $552,305)	552,000	549,780

Non-Convertible Corporate Bonds and Notes—35.5%

Consumer Discretionary—5.6%

Automobiles—1.3%

Daimler Finance North America LLC, 3.75% Sr. Unsec. Nts., 11/5/21[3]	279,000	280,047

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	82,000	77,178

General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	289,000	281,858
4.20% Sr. Unsec. Nts., 11/6/21	259,000	259,039

Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[3]	337,000	330,881

Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[3]	260,000	256,734
4.125% Sr. Unsec. Nts., 6/8/23[3]	336,000	336,700

Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[3]	326,000	324,532

Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[3]	311,000	311,832

		2,458,801

Diversified Consumer Services—0.2%

Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	322,000	303,888

Entertainment—0.1%

21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	125,000	136,272

Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	105,000	83,623

		219,895

Hotels, Restaurants & Leisure—0.3%

Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[3]	299,000	293,020

Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	305,000	299,482

		592,502

Household Durables—0.8%

DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	334,000	326,047

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	343,000	322,849

Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	194,000	197,514

PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	258,000	234,457

Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	298,000	280,865
4.875% Sr. Unsec. Nts., 3/15/27	45,000	40,950

		1,402,682

14        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Internet & Catalog Retail—0.4%

Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	$119,000	$132,399

QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	595,000	549,271

		681,670

Media—1.3%

Charter Communications Operating
LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	68,000	61,908

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	318,000	386,526

Comcast Corp.:
3.95% Sr. Unsec. Nts., 10/15/25	220,000	222,898
4.00% Sr. Unsec. Nts., 3/1/48	176,000	161,009

Interpublic Group of Cos., Inc. (The): 3.75% Sr. Unsec. Nts., 10/1/21	265,000	266,736
4.20% Sr. Unsec. Nts., 4/15/24	330,000	330,190

Sky Ltd., 3.75% Sr. Unsec. Nts., 9/16/24[3]	161,000	160,602

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	111,000	89,636

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	318,000	292,560

WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	371,000	347,122

		2,319,187

Specialty Retail—0.9%

AutoNation, Inc., 5.50% Sr. Unsec. Nts., 2/1/20	306,000	312,765

AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	68,000	67,673

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	324,000	334,229

L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	295,000	295,000

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	344,000	338,197

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	356,000	315,950

		1,663,814

Textiles, Apparel & Luxury Goods—0.3%

Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	320,000	290,000

Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	274,000	269,205

		559,205

Consumer Staples—3.6%

Beverages—0.9%

Anheuser-Busch Cos LLC/Anheuser- Busch InBev Worldwide, Inc., 3.65% Sr. Unsec. Nts., 2/1/26[3]	57,000	53,928

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	197,000	254,241

Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[3]	171,000	164,731

Keurig Dr Pepper, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[3]	305,000	304,044
4.597% Sr. Unsec. Nts., 5/25/28[3]	172,000	171,126

Molson Coors Brewing Co., 2.10% Sr. Unsec. Nts., 7/15/21	324,000	312,563

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[3]	325,000	329,944

		1,590,577

Food & Staples Retailing—0.2%

Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[3]	364,000	360,694

	Principal Amount	Value

Food & Staples Retailing (Continued)

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	$9,000	$8,996
4.45% Sr. Unsec. Nts., 2/1/47	93,000	81,898

		451,588

Food Products—1.8%

Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	232,000	203,710
3.50% Sr. Unsec. Nts., 11/24/20	333,000	332,280

Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	338,000	336,408

Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	252,000	252,244
4.60% Sr. Unsec. Nts., 11/1/25	317,000	318,599

Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	332,000	329,189
3.95% Sr. Unsec. Nts., 7/15/25	188,000	182,277

Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[3]	306,000	295,290

Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[3]	339,000	325,013

Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[3]	148,000	146,018
3.35% Sr. Unsec. Nts., 2/1/22[3]	183,000	175,126

Tyson Foods, Inc.:
3.55% Sr. Unsec. Nts., 6/2/27	182,000	169,895
3.90% Sr. Unsec. Nts., 9/28/23	271,000	270,895

		3,336,944

Tobacco—0.7%

Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	238,000	234,143

BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20	351,000	342,770
3.557% Sr. Unsec. Nts., 8/15/27	177,000	157,504

Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[3]	328,000	325,610

Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[3]	230,000	226,613

		1,286,640

Energy—2.7%

Energy Equipment & Services—0.3%

Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	75,000	74,537

Helmerich & Payne, Inc., 4.65% Sr. Unsec. Nts., 3/15/25[3]	201,000	205,298

Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[3]	196,000	193,843

		473,678

Oil, Gas & Consumable Fuels—2.4%

Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	72,000	61,305

Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25% Sr. Unsec. Nts., 12/1/27	177,000	167,489

Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	251,000	235,062

Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	324,000	322,948
4.50% Sr. Unsec. Nts., 6/1/25	168,000	169,507

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	37,000	39,649
5.95% Sr. Unsec. Nts., 3/15/46	75,000	91,702

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	79,000	68,632

Energy Transfer LP, 4.25% Sr. Sec. Nts., 3/15/23	260,000	250,900

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Energy Transfer Operating LP, 5.30% Sr. Unsec. Nts., 4/15/47	$100,000	$88,545

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	80,000	77,390
4.90% Sr. Unsec. Nts., 5/15/46	32,000	31,150

EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	353,000	345,258

Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	132,000	137,819

Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	86,000	82,612
5.55% Sr. Unsec. Nts., 6/1/45	147,000	146,262

Marathon Petroleum Corp., 3.80% Sr. Unsec. Nts., 4/1/28[5]	283,000	266,245

ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	203,000	204,446

Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	347,000	346,116

Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	180,000	172,598
5.625% Sr. Sec. Nts., 2/1/21	260,000	267,938

Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	115,000	111,485

Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	207,000	190,249

TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	76,000	95,026

Williams Cos., Inc. (The):
3.70% Sr. Unsec. Unsub. Nts., 1/15/23	334,000	326,224
3.75% Sr. Unsec. Nts., 6/15/27	140,000	132,971

		4,429,528
Financials—9.4%

Capital Markets—1.8%

Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[3]	127,000	119,818

Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	269,000	262,770

Credit Suisse AG (New York), 3.625%
Sr. Unsec. Nts., 9/9/24	197,000	193,427

Credit Suisse Group Funding Guernsey
Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	154,000	152,781

E*TRADE Financial Corp., 5.875%
[US0003M+443.5] Jr. Sub. Perpetual
Bonds[4,13]	327,000	295,117

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	180,000	166,513
3.75% Sr. Unsec. Nts., 2/25/26	178,000	168,666
3.814% [US0003M+115.8] Sr. Unsec.
Nts., 4/23/29[4]	286,000	267,485
4.017% [US0003M+137.3] Sr. Unsec.
Nts., 10/31/38[4]	144,000	126,916

Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	232,000	220,399
5.00% Sub. Nts., 11/24/25	276,000	281,964

MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[3]	307,000	291,650

Northern Trust Corp., 3.375%
[US0003M+113.1] Sub. Nts., 5/8/32[4]	125,000	116,462

Raymond James Financial, Inc., 3.625%
Sr. Unsec. Nts., 9/15/26	165,000	155,830

TD Ameritrade Holding Corp., 3.30%
Sr. Unsec. Nts., 4/1/27	208,000	199,267

UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[3]	160,000	159,196
4.253% Sr. Unsec. Nts., 3/23/28[3]	147,000	145,175

		3,323,436

	Principal Amount	Value

Commercial Banks—4.7%

ABN AMRO Bank NV, 4.40%
[USSW5+219.7] Sub. Nts., 3/27/28[4,14]	$329,000	$322,531

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	277,000	256,444
3.366% [US0003M+81] Sr. Unsec.
Nts., 1/23/26[4]	286,000	273,780
3.824% [US0003M+157.5] Sr. Unsec.
Nts., 1/20/28[4]	191,000	185,579
4.271% [US0003M+131] Sr. Unsec.
Nts., 7/23/29[4]	271,000	270,207
7.75% Jr. Sub. Nts., 5/14/38	239,000	310,261

Bank of Ireland Group plc, 4.50% Sr.
Unsec. Nts., 11/25/23[3]	263,000	257,923

BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[3]	198,000	192,615

BPCE SA, 4.50% Sub. Nts., 3/15/25[3]	199,000	192,920

Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec.
Nts., 4/23/29[4]	269,000	262,829
4.281% [US0003M+183.9] Sr. Unsec.
Nts., 4/24/48[4]	356,000	330,642

Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	68,000	66,117

Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	308,000	295,360

Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[3]	333,000	322,834

Fifth Third Bank (Cincinnati OH), 3.85%
Sub. Nts., 3/15/26	176,000	173,624

First Republic Bank, 4.375% Sub. Nts., 8/1/46	137,000	127,072

HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec.
Nts., 5/18/24[4]	109,000	108,470
4.041% [US0003M+154.6] Sr. Unsec.
Nts., 3/13/28[4]	135,000	129,364
4.583% [US0003M+153.46] Sr. Unsec.
Nts., 6/19/29[4]	183,000	181,711

Huntington Bancshares, Inc., 4.00% Sr.
Unsec. Nts., 5/15/25	334,000	336,233

JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec.
Nts., 5/1/28[4]	272,000	259,776
3.782% [US0003M+133.7] Sr. Unsec.
Nts., 2/1/28[4]	498,000	484,177
3.797% [US0003M+89] Sr. Unsec.
Nts., 7/23/24[4]	335,000	335,793

KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	106,000	107,828

Lloyds Banking Group plc, 6.657%
[US0003M+127] Jr. Sub. Perpetual
Bonds[3,4,13]	400,000	394,248

Nordea Bank Abp, 4.625%
[USSW5+169] Sub. Nts., 9/13/33[3,4]	118,000	114,807

PNC Bank NA, 4.05% Sub. Nts., 7/26/28	237,000	238,503

PNC Financial Services Group, Inc.
(The), 3.15% Sr. Unsec. Nts., 5/19/27	253,000	241,825

Regions Financial Corp., 2.75% Sr.
Unsec. Nts., 8/14/22	187,000	180,558

Royal Bank of Canada, 3.70% Sr.
Unsec. Nts., 10/5/23	290,000	291,333

SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	118,000	111,986
4.05% Sr. Unsec. Nts., 11/3/25	141,000	143,588

Synovus Financial Corp., 3.125% Sr.
Unsec. Nts., 11/1/22	194,000	183,328

16        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Commercial Banks (Continued)

Toronto-Dominion Bank (The), 3.50%
Sr. Unsec. Nts., 7/19/23	$268,000	$269,997

US Bancorp:
3.10% Sub. Nts., 4/27/26	210,000	199,139
3.15% Sr. Unsec. Nts., 4/27/27	65,000	62,371

Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec.
Nts., 5/22/28[4]	277,000	266,375
4.75% Sub. Nts., 12/7/46	172,000	166,209

		8,648,357

Consumer Finance—0.6%

American Express Co., 2.50% Sr.
Unsec. Nts., 8/1/22	111,000	107,220

American Express Credit Corp., 3.30%
Sr. Unsec. Nts., 5/3/27	209,000	203,600

Capital One Financial Corp., 3.75% Sr.
Unsec. Nts., 3/9/27	111,000	103,330

Discover Bank:
3.10% Sr. Unsec. Nts., 6/4/20	235,000	233,436
4.65% Sr. Unsec. Nts., 9/13/28	122,000	119,149

Discover Financial Services, 3.75% Sr.
Unsec. Nts., 3/4/25	143,000	136,993

Electricite de France SA, 6.50% Sr.
Unsec. Nts., 1/26/19[3]	259,000	259,837

		1,163,565

Diversified Financial Services—0.3%

Berkshire Hathaway Energy Co., 3.80%
Sr. Unsec. Nts., 7/15/48	81,000	72,994

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	126,000	122,437

Voya Financial, Inc., 5.65%
[US0003M+358] Jr. Sub. Nts., 5/15/53[4]	325,000	306,248

		501,679

Insurance—1.0%

Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	109,000	111,517

AXA Equitable Holdings, Inc., 4.35% Sr.
Unsec. Nts., 4/20/28[3]	181,000	171,468

AXIS Specialty Finance plc, 5.15% Sr.
Unsec. Nts., 4/1/45	179,000	172,494

Boardwalk Pipelines LP, 4.95% Sr.
Unsec. Nts., 12/15/24	162,000	164,469

Brighthouse Financial, Inc., 3.70% Sr.
Unsec. Nts., 6/22/27	68,000	57,591

CNA Financial Corp., 3.45% Sr. Unsec.
Nts., 8/15/27	255,000	237,823

Hartford Financial Services Group, Inc.
(The), 4.40% Sr. Unsec. Nts., 3/15/48	209,000	195,979

Lincoln National Corp., 3.80% Sr.
Unsec. Nts., 3/1/28	207,000	201,267

Manulife Financial Corp., 4.061%
[USISDA05+164.7] Sub. Nts., 2/24/32[4]	208,000	196,585

Marsh & McLennan Cos., Inc., 4.35%
Sr. Unsec. Nts., 1/30/47	113,000	105,939

Prudential Financial, Inc., 5.20%
[US0003M+304] Jr. Sub. Nts., 3/15/44[4]	256,000	240,000

		1,855,132

Real Estate Investment Trusts (REITs)—1.0%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	234,000	232,247
3.00% Sr. Unsec. Nts., 6/15/23	274,000	263,877
4.00% Sr. Unsec. Nts., 6/1/25	169,000	166,102

Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	176,000	163,550

Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	30,000	29,911

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)
Digital Realty Trust LP: (Continued) 5.875% Sr. Unsec. Nts., 2/1/20	$125,000	$127,546

Lamar Media Corp., 5.75% Sr. Unsec.
Nts., 2/1/26	288,000	292,680

VEREIT Operating Partnership LP:
3.00% Sr. Unsec. Nts., 2/6/19	134,000	133,923
4.625% Sr. Unsec. Nts., 11/1/25	325,000	326,214

		1,736,050

Health Care—3.5%

Biotechnology—0.7%

AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	329,000	327,676
4.25% Sr. Unsec. Nts., 11/14/28	244,000	237,494

Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	87,000	83,764

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	82,000	84,738

Celgene Corp., 3.875% Sr. Unsec. Nts., 8/15/25	202,000	194,826

Gilead Sciences, Inc., 4.75% Sr. Unsec.
Nts., 3/1/46	143,000	142,382

Shire Acquisitions Investments Ireland
DAC, 2.40% Sr. Unsec. Nts., 9/23/21	342,000	330,909

		1,401,789

Health Care Equipment & Supplies—0.3%

Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	226,000	222,632
3.70% Sr. Unsec. Nts., 6/6/27	268,000	253,812

Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[3]	15,000	14,025

		490,469

Health Care Providers & Services—1.1%

Cigna Corp., 3.75% Sr. Sec. Nts., 7/15/23[3]	255,000	254,398

Cigna Holding Co., 5.125% Sr. Unsec.
Nts., 6/15/20	303,000	310,814

CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	356,000	344,587
5.05% Sr. Unsec. Nts., 3/25/48	308,000	301,090

Fresenius Medical Care US Finance II,
Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	450,000	469,470

McKesson Corp., 3.65% Sr. Unsec. Nts., 11/30/20	286,000	287,442

		1,967,801

Life Sciences Tools & Services—0.4%

IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[3]	308,000	295,295

Life Technologies Corp., 6.00% Sr.
Unsec. Nts., 3/1/20	259,000	266,293

Thermo Fisher Scientific, Inc., 4.15% Sr.
Unsec. Nts., 2/1/24	132,000	133,849

		695,437

Pharmaceuticals—1.0%

Allergan Funding SCS, 3.00% Sr. Unsec.
Nts., 3/12/20	348,000	346,714

Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[3]	335,000	329,267
4.375% Sr. Unsec. Nts., 12/15/28[3]	242,000	231,652

Elanco Animal Health, Inc., 4.90% Sr.
Unsec. Nts., 8/28/28[3]	145,000	147,912

Mylan NV, 3.15% Sr. Unsec. Nts., 6/15/21	319,000	312,565

Takeda Pharmaceutical Co. Ltd.:
4.00% Sr. Unsec. Nts., 11/26/21[3]	280,000	283,994

17        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Pharmaceuticals (Continued)

Takeda Pharmaceutical Co. Ltd.: (Continued) 5.00% Sr. Unsec. Nts., 11/26/28[3] $ 160,000		$163,827

		1,815,931

Industrials—2.4%

Aerospace & Defense—0.7%

BAE Systems Holdings, Inc., 3.85% Sr.
Unsec. Nts., 12/15/25[3]	270,000	268,216

Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	190,000	177,447

L3 Technologies, Inc., 3.85% Sr. Unsec.
Nts., 6/15/23	335,000	335,835

Northrop Grumman Corp., 4.75% Sr.
Unsec. Nts., 6/1/43	190,000	193,018

United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	82,000	81,826
3.95% Sr. Unsec. Nts., 8/16/25	205,000	203,798

		1,260,140

Air Freight & Couriers—0.1%

CH Robinson Worldwide, Inc., 4.20%
Sr. Unsec. Nts., 4/15/28	169,000	169,890

Building Products—0.3%

Allegion US Holding Co., Inc., 3.55%
Sec. Nts., 10/1/27	284,000	264,533

Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	313,000	309,992

		574,525

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr.
Unsec. Nts., 10/15/23[3]	345,000	336,806

Industrial Conglomerates—0.2%

GE Capital International Funding Co.
Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	107,000	95,235

Roper Technologies, Inc., 3.65% Sr.
Unsec. Nts., 9/15/23	330,000	330,572

		425,807

Machinery—0.1%

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	40,000	39,526

Nvent Finance Sarl, 4.55% Sr. Unsec.
Nts., 4/15/28	176,000	172,862

		212,388

Professional Services—0.1%

IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	211,000	209,112

Road & Rail—0.4%

Penske Truck Leasing Co. LP/PTL
Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[3]	284,000	266,009

Ryder System, Inc.:
3.50% Sr. Unsec. Nts., 6/1/21	79,000	79,140
3.75% Sr. Unsec. Nts., 6/9/23	335,000	333,258

		678,407

Trading Companies & Distributors—0.3%

Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	108,000	99,597
3.625% Sr. Unsec. Nts., 4/1/27	112,000	100,400

GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	285,000	262,375

United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	178,000	159,310

		621,682

	Principal Amount	Value

Information Technology—2.3%

Communications Equipment—0.2%

Motorola Solutions, Inc., 4.60% Sr.
Unsec. Nts., 2/23/28	$256,000	$250,919

Electronic Equipment, Instruments, & Components—0.3%

Arrow Electronics, Inc., 3.875% Sr.
Unsec. Nts., 1/12/28	248,000	226,460

CDW LLC/CDW Finance Corp., 5.50%
Sr. Unsec. Nts., 12/1/24	58,000	57,565

Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	271,000	254,924

		538,949

IT Services—0.5%

DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	261,000	258,788
4.75% Sr. Unsec. Nts., 4/15/27	246,000	247,403

Fidelity National Information Services,
Inc., 4.25% Sr. Unsec. Nts., 5/15/28	171,000	170,301

VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	189,000	177,953
5.25% Sr. Unsec. Nts., 4/1/25	105,000	104,344

		958,789

Semiconductors & Semiconductor Equipment—0.4%

Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	99,000	91,866

Microchip Technology, Inc., 3.922% Sr.
Sec. Nts., 6/1/21[3]	335,000	332,492

NXP BV/NXP Funding LLC, 4.125% Sr.
Unsec. Nts., 6/1/21[3]	304,000	300,960

		725,318

Software—0.6%

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	104,000	105,272

Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[3]	283,000	282,871
6.02% Sr. Sec. Nts., 6/15/26[3]	213,000	214,369

Open Text Corp., 5.625% Sr. Unsec.
Nts., 1/15/23[3]	174,000	174,000

Oracle Corp., 2.95% Sr. Unsec. Nts., 5/15/25	211,000	202,180

VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	28,000	27,431
3.90% Sr. Unsec. Nts., 8/21/27	170,000	151,146

		1,157,269

Technology Hardware, Storage & Peripherals—0.3%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	207,000	211,009

Hewlett Packard Enterprise Co., 3.60%
Sr. Unsec. Nts., 10/15/20	342,000	342,965

		553,974

Materials—2.4%

Chemicals—1.2%

Dow Chemical Co. (The), 4.55% Sr.
Unsec. Nts., 11/30/25[3]	207,000	210,984

DowDuPont, Inc.:
3.766% Sr. Unsec. Nts., 11/15/20	280,000	282,754
5.419% Sr. Unsec. Nts., 11/15/48	125,000	130,525

Eastman Chemical Co., 3.50% Sr.
Unsec. Nts., 12/1/21	130,000	130,736

LyondellBasell Industries NV, 5.00% Sr.
Unsec. Nts., 4/15/19	255,000	255,283

Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25	294,000	276,712
4.875% Sr. Unsec. Nts., 3/30/20	40,000	40,704

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	308,000	298,760

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Chemicals (Continued)

RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	$304,000	$301,381
6.125% Sr. Unsec. Nts., 10/15/19	159,000	161,928

Yara International ASA, 4.75% Sr.
Unsec. Nts., 6/1/28[3]	165,000	164,864

		2,254,631

Construction Materials—0.2%

James Hardie International Finance
DAC, 4.75% Sr. Unsec. Nts., 1/15/25[3]	209,000	190,974

Martin Marietta Materials, Inc., 3.50%
Sr. Unsec. Nts., 12/15/27	171,000	156,291

		347,265

Containers & Packaging—0.4%

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	111,173
4.50% Sr. Unsec. Nts., 11/1/23	253,000	259,593

Silgan Holdings, Inc., 4.75% Sr. Unsec.
Nts., 3/15/25	290,000	271,875

		642,641

Metals & Mining—0.5%

Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[3]	86,000	81,246
4.00% Sr. Unsec. Nts., 9/11/27[3]	140,000	126,638

ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	305,000	319,665

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	96,000	95,614

Steel Dynamics, Inc., 4.125% Sr. Unsec.
Nts., 9/15/25	238,000	219,853

		843,016

Paper & Forest Products—0.1%

Georgia-Pacific LLC, 3.734% Sr. Unsec.
Nts., 7/15/23[3]	65,000	65,653

Louisiana-Pacific Corp., 4.875% Sr.
Unsec. Nts., 9/15/24	199,000	192,533

		258,186

Telecommunication Services—1.4%

Diversified Telecommunication Services—1.1%

AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	331,000	313,681
4.35% Sr. Unsec. Nts., 6/15/45	48,000	40,764
4.50% Sr. Unsec. Nts., 3/9/48	142,000	122,893

British Telecommunications plc:
4.50% Sr. Unsec. Nts., 12/4/23	202,000	204,945
9.625% Sr. Unsec. Nts., 12/15/30	284,000	384,854

Deutsche Telekom International Finance
BV, 4.375% Sr. Unsec. Nts., 6/21/28[3]	160,000	157,935

Telefonica Emisiones SA:
4.103% Sr. Unsec. Nts., 3/8/27	98,000	94,658
5.213% Sr. Unsec. Nts., 3/8/47	123,000	113,132

T-Mobile USA, Inc., 6.50% Sr. Unsec.
Nts., 1/15/26	280,000	286,300

Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	140,000	124,174
4.522% Sr. Unsec. Nts., 9/15/48	196,000	184,605

		2,027,941

Wireless Telecommunication Services—0.3%

Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	332,000	327,579

	Principal Amount	Value

Wireless Telecommunication Services (Continued)

Vodafone Group plc: (Continued) 4.375% Sr. Unsec. Nts., 5/30/28	$168,000	$163,379

		490,958

Utilities—2.2%

Electric Utilities—1.6%

AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[3]	172,000	172,688

Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	176,000	164,967
3.75% Sr. Unsec. Nts., 9/1/46	69,000	59,983

Edison International:
2.125% Sr. Unsec. Nts., 4/15/20	131,000	127,544
2.95% Sr. Unsec. Nts., 3/15/23	207,000	195,717

EDP Finance BV, 3.625% Sr. Unsec.
Nts., 7/15/24[3]	231,000	216,713

Electricite de France SA, 4.50% Sr.
Unsec. Nts., 9/21/28[3]	169,000	164,091

Emera US Finance LP, 2.70% Sr. Unsec.
Nts., 6/15/21	179,000	174,476

Eversource Energy, 4.25% Sr. Unsec.
Nts., 4/1/29	155,000	158,218

Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	165,000	161,459
4.45% Sr. Unsec. Nts., 4/15/46	87,000	83,176

FirstEnergy Corp., 3.90% Sr. Unsec.
Nts., 7/15/27	184,000	178,630

Indiana Michigan Power Co., 4.25% Sr.
Unsec. Nts., 8/15/48	79,000	78,086

Mid-Atlantic Interstate Transmission
LLC, 4.10% Sr. Unsec. Nts., 5/15/28[3]	171,000	170,212

NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[3]	29,000	26,934

Pennsylvania Electric Co., 5.20% Sr.
Unsec. Nts., 4/1/20	88,000	90,216

PPL WEM Ltd./Western Power
Distribution Ltd., 5.375% Sr. Unsec.
Unsub. Nts., 5/1/21[3]	317,000	327,473

TECO Finance, Inc., 5.15% Sr. Unsec.
Nts., 3/15/20	161,000	164,674

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	187,000	186,553

		2,901,810

Multi-Utilities—0.6%

CenterPoint Energy Resources Corp., 4.50% Sr. Unsec. Nts., 1/15/21	122,000	124,502

CenterPoint Energy, Inc.:
3.60% Sr. Unsec. Nts., 11/1/21	203,000	203,551
4.25% Sr. Unsec. Nts., 11/1/28	147,000	149,345

Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	285,000	280,597
4.90% Sr. Unsec. Nts., 8/1/41	123,000	122,527

Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	303,000	298,835

		1,179,357

Total Non-Convertible Corporate Bonds and Notes (Cost $66,613,633)		64,990,025

	Shares

Investment Company—2.9%

Oppenheimer Institutional Government
Money Market Fund, Cl. E, 2.35%[15,16] (Cost $5,367,607)	5,367,607	5,367,607

Total Investments, at Value (Cost $220,039,682)	118.2%	216,657,566
Net Other Assets (Liabilities)	(18.2)	(33,338,413)

Net Assets	100.0%	$183,319,153

19        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $31,134,224 or 16.98% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

5. Restricted security. The aggregate value of restricted securities at period end was $508,743, which represents 0.28% of the Fund’s net assets. See Note 4 of the accompanying Notes.

Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22	1/30/18	$243,304	$242,498	$(806)
Marathon Petroleum Corp., 3.80% Sr. Unsec. Nts., 4/1/28	7/25/18	269,790	266,245	(3,545)

		$513,094	$508,743	$(4,351)

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,743,649 or 0.95% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $37,777 or 0.02% of the Fund’s net assets at period end.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $141,429. See Note 6 of the accompanying Notes.

12. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

13. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

14. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $322,531 or 0.18% of the Fund’s net assets at period end.

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$5,367,607	$95,226	$—	$—

Futures Contracts as of December 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

United States Treasury Long Bonds	Sell	3/20/19	3	USD	436	$438,000	$(2,224)
United States Treasury Nts., 10 yr.	Sell	3/20/19	73	USD	8,849	8,907,141	(57,855)
United states Treasury Nts., 2 yr.	Sell	3/29/19	59	USD	12,470	12,526,438	(56,594)
United States Treasury Nts., 5 yr.	Sell	3/29/19	31	USD	3,497	3,555,312	(58,670)
United States Ultra Bonds	Buy	3/20/19	62	USD	9,439	9,960,688	521,614

							$346,271

Glossary:
Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $214,672,075)	$211,289,959
Affiliated companies (cost $5,367,607)	5,367,607

216,657,566

Cash	2,476,073

Cash used for collateral on futures	277,000

Receivables and other assets:
Investments sold (including $14,930,759 sold on a when-issued or delayed delivery basis)	15,065,003
Interest, dividends and principal paydowns	904,814
Shares of beneficial interest sold	42,078
Variation margin receivable	36,813
Other	56,564

Total assets	235,515,911

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	51,908,726
Shares of beneficial interest redeemed	100,183
Trustees’ compensation	48,816
Variation margin payable	46,158
Shareholder communications	15,039
Distribution and service plan fees	9,253
Other	68,583

Total liabilities	52,196,758

Net Assets	$183,319,153

Composition of Net Assets
Par value of shares of beneficial interest	$12,748

Additional paid-in capital	179,725,456

Total distributable earnings	3,580,949

Net Assets	$183,319,153

Net Asset Value Per Share

Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $140,290,100 and 9,725,180 shares of beneficial interest outstanding)	$14.43

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $43,029,053 and 3,022,500 shares of beneficial interest outstanding)	$14.24

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Interest (net of foreign withholding taxes of $806)	$4,335,900

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $27,778)	1,105,563
Affiliated companies	95,226

Total investment income	5,536,689

Expenses
Management fees	1,522,921

Distribution and service plan fees—service shares	120,369

Transfer and shareholder servicing agent fees:
Non-Service shares	186,164
Service shares	57,777

Shareholder communications:
Non-Service shares	50,565
Service shares	15,634

Custodian fees and expenses	50,334

Trustees’ compensation	11,358

Borrowing fees	6,661

Other	81,302

Total expenses	2,103,085
Less reduction to custodian expenses	(1,984)
Less waivers and reimbursements of expenses	(610,602)

Net expenses	1,490,499

Net Investment Income	4,046,190

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	3,702,500
Futures contracts	(605,985)
Foreign currency transactions	(2,402)
Swap contracts	(3,222)
Swaption contracts written	9,030

Net realized gain	3,099,921

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(18,004,162)
Translation of assets and liabilities denominated in foreign currencies	1,041
Futures contracts	216,182

Net change in unrealized appreciation/(depreciation)	(17,786,939)

Net Decrease in Net Assets Resulting from Operations	$(10,640,828)

See accompanying Notes to Financial Statements.

22        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]

Operations
Net investment income	$4,046,190	$3,732,264

Net realized gain	3,099,921	11,757,536

Net change in unrealized appreciation/(depreciation)	(17,786,939)	4,018,070

Net increase (decrease) in net assets resulting from operations	(10,640,828)	19,507,870

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(6,688,120)	(3,346,883)
Service shares	(1,986,593)	(889,490)

Total dividends and distributions declared	(8,674,713)	(4,236,373)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(10,990,551)	(18,304,514)
Service shares	(4,022,754)	(3,634,518)

Total beneficial interest transactions	(15,013,305)	(21,939,032)

Net Assets
Total decrease	(34,328,846)	(6,667,535)

Beginning of period	217,647,999	224,315,534

End of period	$183,319,153	$217,647,999

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$15.92	$14.86	$14.46	$14.67	$13.84

Income (loss) from investment operations:
Net investment income[1]	0.32	0.27	0.26	0.31	0.29
Net realized and unrealized gain (loss)	(1.13)	1.09	0.49	(0.18)	0.83

Total from investment operations	(0.81)	1.36	0.75	0.13	1.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.30)	(0.35)	(0.34)	(0.29)
Distributions from net realized gain	(0.37)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.68)	(0.30)	(0.35)	(0.34)	(0.29)

Net asset value, end of period	$14.43	$15.92	$14.86	$14.46	$14.67

Total Return, at Net Asset Value[2]	(5.32)%	9.25%	5.26%	0.83%	8.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$140,290	$166,015	$172,573	$182,406	$203,684

Average net assets (in thousands)	$155,024	$170,438	$177,368	$194,208	$208,556

Ratios to average net assets:[3]
Net investment income	2.05%	1.74%	1.78%	2.09%	2.03%
Expenses excluding specific expenses listed below	0.98%	0.94%	0.94%	0.91%	0.90%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.98%	0.94%	0.94%	0.91%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.67%	0.67%	0.67%

Portfolio turnover rate[6]	60%	76%	68%	68%	98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.98%
Year Ended December 31, 2017	0.94%
Year Ended December 31, 2016	0.94%
Year Ended December 31, 2015	0.91%
Year Ended December 31, 2014	0.90%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2018	$685,887,902	$703,549,464
Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376

See accompanying Notes to Financial Statements.

24        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$15.71	$14.67	$14.28	$14.49	$13.66

Income (loss) from investment operations:
Net investment income[1]	0.27	0.23	0.22	0.27	0.25
Net realized and unrealized gain (loss)	(1.10)	1.07	0.48	(0.18)	0.84

Total from investment operations	(0.83)	1.30	0.70	0.09	1.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.26)	(0.31)	(0.30)	(0.26)
Distributions from net realized gain	(0.37)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.64)	(0.26)	(0.31)	(0.30)	(0.26)
Net asset value, end of period	$14.24	$15.71	$14.67	$14.28	$14.49

Total Return, at Net Asset Value[2]	(5.53)%	8.95%	4.96%	0.57%	8.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,029	$51,633	$51,743	$52,226	$63,880

Average net assets (in thousands)	$48,109	$51,345	$53,914	$59,085	$65,450

Ratios to average net assets:[3]
Net investment income	1.80%	1.49%	1.53%	1.84%	1.78%
Expenses excluding specific expenses listed below	1.23%	1.19%	1.19%	1.16%	1.15%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.23%	1.19%	1.19%	1.16%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.92%

Portfolio turnover rate[6]	60%	76%	68%	68%	98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.23%
Year Ended December 31, 2017	1.19%
Year Ended December 31, 2016	1.19%
Year Ended December 31, 2015	1.16%
Year Ended December 31, 2014	1.15%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2018	$685,887,902	$703,549,464
Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376

See accompanying Notes to Financial Statements.

25        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other

26        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

2. Significant Accounting Policies (Continued)

custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$4,079,159	$3,026,844	$—	$3,476,243

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund utilized $5,261,675 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[3]

$216,995	$216,995

3. $216,504, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017

Distributions paid from:
Ordinary income	$3,901,246	$4,236,373
Long-term capital gain	4,773,467	—

Total	$8,674,713	$4,236,373

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

27        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$220,133,274
Federal tax cost of other investments	(15,466,203)

Total federal tax cost	$204,667,071

Gross unrealized appreciation	$9,470,103
Gross unrealized depreciation	(12,946,346)

Net unrealized depreciation	$(3,476,243)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s

28        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,224,541	$—	$—	$10,224,541
Consumer Staples	1,415,503	461,437	—	1,876,940
Energy	3,053,232	—	—	3,053,232
Financials	10,553,163	—	—	10,553,163
Health Care	8,277,458	—	—	8,277,458
Industrials	7,173,923	—	—	7,173,923
Information Technology	12,577,145	—	—	12,577,145
Materials	1,747,194	—	—	1,747,194
Telecommunication Services	2,113,478	—	—	2,113,478
Utilities	1,544,038	508,672	—	2,052,710
Asset-Backed Securities	—	24,608,606	—	24,608,606
Mortgage-Backed Obligations	—	61,491,764	—	61,491,764
U.S. Government Obligation	—	549,780	—	549,780
Non-Convertible Corporate Bonds and Notes	—	64,990,025	—	64,990,025
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	64,047,282	152,610,284	—	216,657,566
Other Financial Instruments:
Futures contracts	521,614	—	—	521,614

Total Assets	$64,568,896	$152,610,284	$—	$217,179,180

Liabilities Table Other Financial Instruments:
Futures contracts	$(175,343)	$—	$—	$(175,343)

Total Liabilities	$(175,343)	$—	$—	$(175,343)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

29        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$128,201	$(128,201)

Total Assets	$128,201	$(128,201)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$51,908,726
Sold securities	14,930,759

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

30        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

4. Investments and Risks (Continued)

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $32,867 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 43% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may

31        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $10,112,181 and $56,863,341 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized

32        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $48,077 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $1,186 and $533 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the

33        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts Variation margin receivable		$36,813*	Variation margin payable	$46,158*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Futures contracts	Swap contracts	Total

Credit contracts	$(19,040)	$9,030	$—	$(3,222)	$(13,232)
Interest rate contracts	—	—	(605,985)	—	(605,985)

Total	$(19,040)	$9,030	$(605,985)	$(3,222)	$(619,217)

* Includes purchased option contacts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$216,182

34        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	165,620	$2,527,555	167,674	$2,587,806
Dividends and/or distributions reinvested	439,719	6,688,120	217,048	3,346,883
Redeemed	(1,310,778)	(20,206,226)	(1,568,489)	(24,239,203)

Net decrease	(705,439)	$(10,990,551)	(1,183,767)	$(18,304,514)

Service Shares
Sold	158,863	$2,411,795	258,277	$3,974,804
Dividends and/or distributions reinvested	132,175	1,986,593	58,365	889,490
Redeemed	(554,938)	(8,421,142)	(557,584)	(8,498,812)

Net decrease	(263,900)	$(4,022,754)	(240,942)	$(3,634,518)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$113,417,540	$119,564,101
U.S. government and government agency obligations	—	229,898
To Be Announced (TBA) mortgage-related securities	685,887,902	703,549,464

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

35        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service Shares	$461,970
Service Shares	143,262

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,370 for IGMMF management fees.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

36        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Conservative Balanced Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 14, 2019

37        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $0.3671 per share were paid to Non-Service and Service shareholders, respectively, on June 19, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 22.53% to arrive at the amount eligible for the corporate dividend-received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Magnus Krantz, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other 30%-50% equity allocation funds. The Board considered that the Fund outperformed its category median for the five-year period, but underperformed for the remaining periods. The Board further noted that the Fund’s recent underperformance occurred in 2016 and 2017. In that regard, the Board observed that the Fund ranked in the first or second quintile of its category in four of the last six calendar years.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other 30%-50% equity allocation funds. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s total expenses were lower than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was higher than its peer group median and its category median. The Board noted that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the Fund’s total annual operating expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service Shares and 0.92% for Service Shares. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year after the date of the Fund’s prospectus, unless approved by the Board. The Board further considered that the Adviser has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investments in funds managed by the Adviser or its affiliates.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the

39        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Krantz, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).

Magnus Krantz, Vice President (since 2013) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2018
Oppenheimer
Capital Appreciation Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGER: Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	-5.73%	6.92%	12.45%
Service Shares	9/18/01	-5.96	6.66	12.17
S&P 500 Index		-4.38	8.49	13.12
Russell 1000 Growth Index		-1.51	10.40	15.29

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	7.6%

Amazon.com, Inc.	5.8

Apple, Inc.	5.6

Alphabet, Inc., Cl. C	5.0

Mastercard, Inc., Cl. A	4.9

Facebook, Inc., Cl. A	4.6

UnitedHealth Group, Inc.	3.4

salesforce.com, Inc.	3.1

Lowe’s Cos., Inc.	3.0

Charles Schwab Corp. (The)	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

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Fund Performance Discussion

During a volatile year, the Fund’s Non-Service shares generated a total return of -5.73%. In comparison, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned -1.51% for the same period. The Fund’s underperformance versus the Index for the one-year period ended December 31, 2018, stemmed largely from stock selection in the Health Care, Consumer Staples, and Communication Services sectors. The Fund outperformed in Industrials, Information Technology, and Financials sectors due to stock selection.

MARKET OVERVIEW

The U.S. economy continues to exhibit good economic growth, low unemployment and modest inflation. This is driven partly by tax cuts, technological innovation and falling regulatory hurdles. That said, the effects of the strain in the trading relationship with China have been a headwind to growth, but not nearly enough to offset the strong momentum in the economy.

This economic growth has been fairly broad-based across sectors. However, the stock price performance has not been as broad-based. Value stocks outperformed growth stocks during the fourth quarter of 2018, snapping a streak of seven consecutive quarters of the Russell 1000 Value Index underperforming the Russell 1000 Growth Index. This was helped by a rotation into defensive stocks and out of some of the high-flying technology names. However, growth stocks still significantly outperformed for the full calendar year.

We continue to focus on the fundamentals of each business to drive our investment decisions versus getting caught up in the temporary emotions of the market, always with the long-term welfare of our shareholders in mind. Our philosophy is to focus on companies we believe have sustainable competitive advantages that can outperform in most market environments. We combine this with our valuation discipline to seek a margin of safety, with downside protection ever an important consideration. That being said, we do have a history of underperforming in go-go markets and outperforming in bear markets.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s relative performance this period included Mastercard, Spirit Airlines, and AutoZone.

Mastercard’s performance was driven by strong core results reported over the second quarter of 2018, where revenues and earnings soundly beat expectations and organic revenue growth accelerated to over 20% year over year. While these results are unlikely sustainable, Mastercard has demonstrated an ability to grow at a faster pace than their largest competitor Visa driven by the strength of their services business, share gains in European processing, and some market share gains internationally. Notably, this reporting period, the company won Santander’s large UK debit business. More importantly, Mastercard continues to benefit from the long tail of revenue growth as the world transitions from cash and check to electronic forms of payment. The global ubiquity of acceptance of Visa and Mastercard make them both partners of choice for global card issuers.

A confluence of positive events happened at Spirit Airlines during the last half of 2018. The company’s new pilot contract signed in early 2018, while expensive in absolute terms, allowed Spirit to greatly increase its efficiency. This helped the performance of its network (better on-times, fewer cancellations, etc.) as well as allowed the company to lower unit costs. Moreover, weather (i.e. hurricanes) had a much more benign impact in 2018 versus 2017. Finally, and perhaps most importantly, competitive rivalry was muted in 2018 against the backdrop of a strong economy for consumers, allowing Spirit to raise fares at above-average rates. Though Spirit’s stock is not the deep bargain it was a year ago, it is still inexpensive (~9x forward consensus EPS), and we continue to like the business. The company is still growing at a robust mid-teens rate, has a significant cost advantage relative to peers (costs per seat-mile ex-fuel are 40% below that of Southwest, and less than half that of the legacy Big 3 carriers), and the service level given to customers is much improved and still improving.

Auto parts retailer AutoZone saw an acceleration in same-store sales comparisons and commercial growth to a multi-quarter high. Beyond the better revenue, margins and earnings flow-through improved. In addition, fears about online competitors taking market share have not come to fruition in reality. We continue to like the competitive positioning of the business as well as the cash flow characteristics and large ongoing stock buyback.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included AmeriGas Partners, Facebook, and Compass Minerals International.

Amerigas is the largest propane distributor in the country. The recent selloff started soon after the company disclosed that it is considering changing the ownership structure between itself and its parent company UGI, including possibly getting rid of the incentive distributions UGI currently collects. As part of this exercise, Amerigas is hoping to improve its balance sheet, which could involve cutting distributions. Exacerbating this weakness, Amerigas was dropped in

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late December from the Alerian MLP Index, causing selling pressure from those funds that track the index. Finally, with the stock weak into the end of the year, tax-loss selling undoubtedly played a role. The Alerian and tax-loss situations do not reflect anything with the underlying business, and they are proving to be temporary effects. As far as the distributions are concerned, we view a modest cut as likely. But with the stock yielding in excess of 15% at year-end, we view this as being more than priced in. We added to our position in the fourth quarter.

Facebook shares declined sharply post second-quarter financial results due to the company’s outlook for a material deceleration of revenue growth in the high single-digit percent range sequentially each quarter for the remainder of the year vs. the 42% year-over-year growth posted in the most recent quarter. Further, the company forecasted operating profit margins to decline to the mid-30s over time vs. 44% posted in the most recent quarter. We continue to believe Facebook’s shares are an attractive investment given the company’s market leading position in the shift to digital advertising, and monetization opportunities across its four properties: Facebook, Instagram, Messenger and WhatsApp.

Compass Minerals produces minerals, including salt, sulfate of potash specialty fertilizer, and magnesium chloride. Shares of Compass were negatively impacted by ongoing production issues at its salt mine in Ontario, Canada.

STRATEGY & OUTLOOK

In the short term, we expect the U.S. economy to continue to show economic growth, albeit at slower rates than experienced in 2018 as the “sugar high” from tax cuts wears off. This will be driven by favorable ongoing consumer confidence, falling regulatory hurdles, as well as technological innovation. The biggest macro risks we see are trade tariffs and higher interest rates.

Speculation remains at an elevated level. Mania around cryptocurrency earlier in the year and cannabis stocks more recently are symptoms of these. We believe an equally big risk to stock prices is the stock market’s preference for so called “disruptors” and the potential for stocks with this perceived characteristic to become crowded trades and have valuations untethered to financial reality. While some of the high flyers lost altitude in the fourth quarter as the market corrected, a true capitulation point has not yet been reached.

Regarding trade tariffs, while concern has risen in recent weeks, the market continues to view bluster from D.C. as a negotiating tactic and is implying that all will end well. So far this has been borne out in trade negotiations between the U.S., Mexico and Canada. A true escalation could severely hamper global growth and thereby stock prices. Innovation, while a positive for the overall economy over the long term, creates short-term disruptions of which to be cognizant. Lastly, we are afraid companies have become addicted to low interest rates. If interest rates were to continue to rise materially, some companies’ historical decisions will look like a misallocation of capital and negatively impact their stock prices.

We believe a rise in interest rates and other monetary tightening will have profound implications for the equity markets. Due to the 2008 crisis, interest rates were driven to record lows and a flood of liquidity was unleashed. Short-term interest rates were at essentially zero and even longer rates were driven to around 2%. This was not just flash in the pan either, as the rates stayed at these levels for multiple years. When the cost of money became close to zero and its availability abundant, the equity market’s horizon became longer for start-ups delivering profits. As a result, we have seen several companies focus on revenue growth through disruption without regard to profit generation.

We are afraid even established companies are addicted to low interest rates which is not sustainable for longer-term profitable growth. We believe that once this corrects, it will be healthy in the longer-term because it will drive companies to generate profits. “Profitable Revenue Growth” is better, tougher and more sustainable than mere “Revenue Growth”. Over time, companies that generate such profitable growth are likely to be more durable investments with better down-side protection even though they may look a little short in a speculative environment. As a famous investor once said, you don’t know who has been swimming naked until the tide rolls out. At the moment, the tide is lower than it was a few months ago, but still relatively high. We know this won’t be the situation in perpetuity.

We continue to maintain our discipline around valuation and focus on companies with competitive advantages and skilled management teams that are out-executing peers. Evidence of this in the companies we look for include high returns on invested capital, consistently strong pricing power, and/or rising market shares. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance, especially in down markets.

We fully believe that over a complete market cycle, the value of our strategy will become apparent again.

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Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18

1-Year     -5.73%     5-Year     6.92%     10-Year 12.45%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18

1-Year     -5.96%     5-Year     6.66%     10-Year     12.17%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Non-Service shares	$1,000.00	$900.50	$3.84
Service shares	1,000.00	899.50	5.04

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS December 31, 2018

	Shares	Value

Common Stocks—98.5%

Consumer Discretionary—31.7%

Entertainment—1.0%

Activision Blizzard, Inc.	134,283	$6,253,559

Hotels, Restaurants & Leisure—3.6%

Cedar Fair LP1	224,712	10,628,878

Starbucks Corp.	167,640	10,796,016

		21,424,894

Interactive Media & Services—10.9%

Alphabet, Inc., Cl. C2	29,268	30,310,233

Facebook, Inc., Cl. A2	213,158	27,942,882

Snap, Inc., Cl. A2	163,873	902,940

Tencent Holdings Ltd., ADR	165,450	6,530,312

		65,686,367

Internet & Catalog Retail—9.6%

Alibaba Group Holding Ltd., Sponsored
ADR[2]	18,092	2,479,871

Amazon.com, Inc.[2]	23,357	35,081,513

Booking Holdings, Inc.[2]	7,138	12,294,634

eBay, Inc.[2]	277,030	7,776,232

		57,632,250

Specialty Retail—6.6%

AutoNation, Inc.[2]	215,220	7,683,354

AutoZone, Inc.[2]	9,243	7,748,777

CarMax, Inc.[2]	97,550	6,119,311

Lowe’s Cos., Inc.	198,380	18,322,377

		39,873,819

Consumer Staples—2.6%

Food Products—1.4%

Kraft Heinz Co. (The)	104,785	4,509,946

Mondelez International, Inc., Cl. A	96,588	3,866,418

		8,376,364

Household Products—0.5%

Spectrum Brands Holdings, Inc.	73,528	3,106,558

Tobacco—0.7%

British American Tobacco plc	126,040	4,019,313

Energy—2.4%

Oil, Gas & Consumable Fuels—2.4%

Husky Energy, Inc.	566,727	5,857,397

Magellan Midstream Partners LP1	149,224	8,514,721

		14,372,118

Financials—5.9%

Capital Markets—4.0%

Charles Schwab Corp. (The)	324,293	13,467,889

CME Group, Inc., Cl. A	19,635	3,693,736

Intercontinental Exchange, Inc.	94,403	7,111,378

		24,273,003

Diversified Financial Services—1.1%

Berkshire Hathaway, Inc., Cl. B2	32,185	6,571,533

Insurance—0.8%

Progressive Corp. (The)	80,360	4,848,119

Health Care—12.8%

Biotechnology—5.2%

Biogen, Inc.[2]	26,740	8,046,601

Celgene Corp.[2]	96,424	6,179,814

Exact Sciences Corp.[2]	22,510	1,420,381

Galapagos NV2	22,749	2,087,946

Gilead Sciences, Inc.	98,280	6,147,414

Vertex Pharmaceuticals, Inc.[2]	45,760	7,582,889

		31,465,045

Health Care Equipment & Supplies—1.2%

Intuitive Surgical, Inc.[2]	14,683	7,031,982

	Shares	Value

Health Care Providers & Services—4.8%
Laboratory Corp. of America Holdings[2]	66,145	$8,358,082

UnitedHealth Group, Inc.	83,030	20,684,434

		29,042,516

Health Care Technology—0.7%

Cerner Corp.[2]	82,640	4,333,642

Pharmaceuticals—0.9%

Allergan plc	38,040	5,084,426

Industrials—10.9%

Aerospace & Defense—2.3%

Lockheed Martin Corp.	22,600	5,917,584

Spirit AeroSystems Holdings, Inc., Cl. A	112,970	8,144,007

		14,061,591

Airlines—1.5%
Spirit Airlines, Inc.[2]	155,920	9,030,887

Commercial Services & Supplies—1.4%
KAR Auction Services, Inc.	182,560	8,711,763

Machinery—2.5%

Deere & Co.	41,573	6,201,444

Stanley Black & Decker, Inc.	34,390	4,117,859

Wabtec Corp.	64,520	4,532,530

		14,851,833

Road & Rail—2.3%

Canadian Pacific Railway Ltd.	16,590	2,946,716

Union Pacific Corp.	78,030	10,786,087

		13,732,803

Trading Companies & Distributors—0.9%
Fastenal Co.	101,135	5,288,349

Information Technology—29.4%

Communications Equipment—1.0%

Motorola Solutions, Inc.	54,820	6,306,493

IT Services—6.6%

First Data Corp., Cl. A2	284,300	4,807,513

Mastercard, Inc., Cl. A	155,168	29,272,443

PayPal Holdings, Inc.[2]	68,275	5,741,245

		39,821,201

Semiconductors & Semiconductor Equipment—3.6%

Applied Materials, Inc.	201,790	6,606,604

NVIDIA Corp.	37,650	5,026,275

Texas Instruments, Inc.	104,688	9,893,016

		21,525,895

Software—12.6%

Microsoft Corp.	448,183	45,521,947

salesforce.com, Inc.[2]	138,200	18,929,254

ServiceNow, Inc.[2]	65,610	11,681,861

		76,133,062

Technology Hardware, Storage & Peripherals—5.6%

Apple, Inc.	213,643	33,700,047

Materials—1.3%

Chemicals—0.5%

Albemarle Corp.	38,363	2,956,636

Metals & Mining—0.8%

Compass Minerals International, Inc.	116,568	4,859,720

Utilities—1.5%

Gas Utilities—1.5%

AmeriGas Partners LP1	348,855	8,826,032

Total Common Stocks (Cost $470,911,472)		593,201,820

8      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value

Investment Company—0.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[3,4] (Cost $2,094,243)	2,094,243	$2,094,243

Total Investments, at Value (Cost $473,005,715)	98.8%	595,296,063

Net Other Assets (Liabilities)	1.2	7,201,692

Net Assets	100.0%	$602,497,755

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	107,772,831	105,678,588	2,094,243

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$2,094,243	$47,225	$—	$—

See accompanying Notes to Financial Statements.

9      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $470,911,472)	$593,201,820
Affiliated companies (cost $2,094,243)	2,094,243

595,296,063

Cash	2,000,000

Receivables and other assets:
Shares of beneficial interest sold	5,707,906
Dividends	574,271
Investments sold	535,783
Other	108,761

Total assets	604,222,784

Liabilities
Payables and other liabilities:
Investments purchased	1,077,969
Shares of beneficial interest redeemed	465,975
Trustees’ compensation	95,172
Distribution and service plan fees	31,373
Shareholder communications	20,965
Other	33,575

Total liabilities	1,725,029

Net Assets	$602,497,755

Composition of Net Assets
Par value of shares of beneficial interest	$12,466

Additional paid-in capital	415,578,282

Total distributable earnings	186,907,007

Net Assets	$602,497,755

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $460,707,726 and 9,498,338 shares of beneficial interest outstanding)	$48.50

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $141,790,029 and 2,967,549 shares of beneficial interest outstanding)	$47.78

See accompanying Notes to Financial Statements.

10      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $37,879)	$7,463,612
Affiliated companies	47,225

Total investment income	7,510,837

Expenses
Management fees	5,472,543

Distribution and service plan fees — Service shares	582,617

Transfer and shareholder servicing agent fees:
Non-Service shares	652,221
Service shares	279,656

Shareholder communications:
Non-Service shares	56,279
Service shares	21,357

Trustees’ compensation	28,154

Borrowing fees	25,852

Custodian fees and expenses	12,487

Other	74,799

Total expenses	7,205,965
Less reduction to custodian expenses	(1,434)
Less waivers and reimbursements of expenses	(383,548)

Net expenses	6,820,983

Net Investment Income	689,854

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	77,508,584
Foreign currency transactions	(5,269)

Net realized gain	77,503,315

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(110,170,267)
Translation of assets and liabilities denominated in foreign currencies	(2,473)

Net change in unrealized appreciation/(depreciation)	(110,172,740)

Net Decrease in Net Assets Resulting from Operations	$(31,979,571)

See accompanying Notes to Financial Statements.

11      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]

Operations
Net investment income	$689,854	$1,688,841

Net realized gain	77,503,315	62,736,493

Net change in unrealized appreciation/(depreciation)	(110,172,740)	136,373,539

Net increase (decrease) in net assets resulting from operations	(31,979,571)	200,798,873

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(43,131,733)	(49,680,512)
Service shares	(16,387,466)	(28,708,763)

Total dividends and distributions declared	(59,519,199)	(78,389,275)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(28,802,499)	(23,046,014)
Service shares	(150,292,452)	(23,253,888)

Total beneficial interest transactions	(179,094,951)	(46,299,902)

Net Assets
Total increase (decrease)	(270,593,721)	76,109,696

Beginning of period	873,091,476	796,981,780

End of period	$602,497,755	$873,091,476

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 – New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$55.70	$48.36	$55.49	$64.87	$57.88

Income (loss) from investment operations:
Net investment income[1]	0.09	0.15	0.12	0.22	0.09
Net realized and unrealized gain (loss)	(2.71)	12.33	(1.57)	2.25	8.64

Total from investment operations	(2.62)	12.48	(1.45)	2.47	8.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.13)	(0.22)	(0.06)	(0.27)
Distributions from net realized gain	(4.39)	(5.01)	(5.46)	(11.79)	(1.47)

Total dividends and/or distributions to shareholders	(4.58)	(5.14)	(5.68)	(11.85)	(1.74)

Net asset value, end of period	$48.50	$55.70	$48.36	$55.49	$64.87

Total Return, at Net Asset Value[2]	(5.73)%	26.83%	(2.20)%	3.54%	15.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$460,708	$556,227	$501,756	$564,514	$616,862

Average net assets (in thousands)	$542,971	$539,255	$514,525	$601,110	$614,272

Ratios to average net assets:[3]
Net investment income	0.16%	0.29%	0.25%	0.36%	0.15%
Expenses excluding specific expenses listed below	0.85%	0.82%	0.83%	0.81%	0.80%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.85%	0.82%	0.83%	0.81%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%[6]

Portfolio turnover rate	27%	26%	114%	60%	61%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.85%
Year Ended December 31, 2017	0.82%
Year Ended December 31, 2016	0.83%
Year Ended December 31, 2015	0.81%
Year Ended December 31, 2014	0.80%

6. Waiver less than 0.005%.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$54.89	$47.73	$54.80	$64.30	$57.37

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	0.02	0.00[2]	0.07	(0.06)
Net realized and unrealized gain (loss)	(2.67)	12.16	(1.55)	2.22	8.57

Total from investment operations	(2.72)	12.18	(1.55)	2.29	8.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	(0.06)	0.00	(0.11)
Distributions from net realized gain	(4.39)	(5.01)	(5.46)	(11.79)	(1.47)

Total dividends and/or distributions to shareholders	(4.39)	(5.02)	(5.52)	(11.79)	(1.58)

Net asset value, end of period	$47.78	$54.89	$47.73	$54.80	$64.30

Total Return, at Net Asset Value[3]	(5.96)%	26.50%	(2.43)%	3.27%	15.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141,790	$316,864	$295,226	$317,737	$337,318

Average net assets (in thousands)	$232,457	$314,506	$287,933	$332,468	$343,254

Ratios to average net assets:[4]
Net investment income (loss)	(0.09)%	0.04%	0.00%[5]	0.12%	(0.10)%
Expenses excluding specific expenses listed below	1.10%	1.07%	1.08%	1.06%	1.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.10%	1.07%	1.08%	1.06%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%[7]

Portfolio turnover rate	27%	26%	114%	60%	61%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.10%
Year Ended December 31, 2017	1.07%
Year Ended December 31, 2016	1.08%
Year Ended December 31, 2015	1.06%
Year Ended December 31, 2014	1.05%

7. Waiver less than 0.005%.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

    For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other

15      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$2,039,696	$65,211,609	$—	$120,933,480

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[3]

$11,711,569	$11,711,569

3. $11,717,513, including $11,502,965 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017

Distributions paid from:
Ordinary income	$26,045,927	$1,300,333
Long-term capital gain	33,473,272	77,088,942

Total	$59,519,199	$78,389,275

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

16      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$ 474,347,079

Gross unrealized appreciation	$ 166,573,630
Gross unrealized depreciation	(45,640,150)

Net unrealized appreciation	$ 120,933,480

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

17      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$190,870,889	$—	$—	$190,870,889
Consumer Staples	11,482,922	4,019,313	—	15,502,235
Energy	14,372,118	—	—	14,372,118
Financials	35,692,655	—	—	35,692,655
Health Care	74,869,665	2,087,946	—	76,957,611
Industrials	65,677,226	—	—	65,677,226
Information Technology	177,486,698	—	—	177,486,698
Materials	7,816,356	—	—	7,816,356
Utilities	8,826,032	—	—	8,826,032
Investment Company	2,094,243	—	—	2,094,243

Total Assets	$589,188,804	$6,107,259	$—	$595,296,063

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

    For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the

18      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

4. Investments and Risks (Continued)

partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

    The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 61% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	363,347	$19,418,739	393,813	$20,493,018
Dividends and/or distributions reinvested	779,254	43,131,733	978,541	49,680,512
Redeemed	(1,630,524)	(91,352,971)	(1,761,563)	(93,219,544)

Net decrease	(487,923)	$(28,802,499)	(389,209)	$(23,046,014)

Service Shares
Sold	124,097	$6,689,300	127,462	$6,431,379
Dividends and/or distributions reinvested	300,192	16,387,466	573,029	28,708,763
Redeemed	(3,229,296)	(173,369,218)	(1,113,678)	(58,394,030)

Net decrease	(2,805,007)	$(150,292,452)	(413,187)	$(23,253,888)

19      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$205,205,793	$447,542,853

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service Shares	$273,233
Service Shares	107,498

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved

20      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

by the Board.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,817 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

    The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

    If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

21      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

    We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

    These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

    We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

    We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 14, 2019

22      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

    Capital gain distributions of $2.54341 per share were paid to Non-Service and Service shareholders, respectively, on June 19, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS  Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Paul Larson, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large growth funds underlying variable insurance products. The Board noted that the Fund underperformed its category median during all periods. The Board also considered, however, that Paul Larson took over sole portfolio management responsibilities in October 2016 and that the Fund was repositioned to an “all-weather orientation” from a growth orientation by December 31, 2016. In this regard, the Board considered that the Fund’s performance in 2017, the first full year with the Fund’s new portfolio manager and repositioned strategy, was an improvement over the prior year and that it was reasonable to allow the new portfolio manager more time to develop his performance record.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that while the Fund’s total expenses were higher than its peer group median and its category median, its contractual management fee was lower than its peer group median and one basis point higher than its category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board further considered that the Adviser has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Adviser or its affiliates.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and

24      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

25      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

26      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

27      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Larson, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Paul Larson, Vice President (since 2016) Year of Birth: 1971	Vice President of the Sub-Adviser and Portfolio Manager of the Main Street Team (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800. 988.8287.

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31      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2018
Oppenheimer
Total Return Bond Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	-1.02%	2.97%	5.37%
Service Shares	5/1/02	-1.31	2.71	5.09
Bloomberg Barclays Credit Index		-2.11	3.22	5.52
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	3.48
FTSE Broad Investment Grade Bond Index		-0.01	2.51	3.36

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	26.7%
Non-Agency	12.4
Non-Convertible Corporate Bonds and Notes	38.6
Asset-Backed Securities	14.6
Short-Term Notes	6.4
Investment Company
Oppenheimer Institutional Government Money Market Fund	1.2
U.S. Government Obligations	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018 and are based on the total market value of investments.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES
Commercial Banks	6.5%
Oil, Gas & Consumable Fuels	3.4
Food Products	2.6
Capital Markets	2.4
Electric Utilities	2.3
Automobiles	1.9
Media	1.8
Chemicals	1.8
Diversified Telecommunication Services	1.6
Health Care Providers & Services	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

For more current Fund holdings, please visit oppenheimerfunds.com.

2        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Fund Performance Discussion

MARKET OVERVIEW

Markets were volatile in 2018 and hit a wall in the last quarter of the year. Several shocks negatively affected market sentiment. The U.S. Federal Reserve (Fed) once again decided to hike interest rates, as was nearly universally expected, but the post-meeting conference was more hawkish than expected. Markets were expecting a clear message that the Fed might consider a pause in any future rate increases, but that was not initially communicated. Equity markets sold off, bonds rallied, and the U.S. dollar weakened. The sell-offs were sizable, which led some to think a recession might be imminent. It was not just the Fed making headlines, some key economic data was also weaker in December. In the U.S., regional surveys from the Fed and Institute for Supply Management (ISM) sentiment surveys decreased markedly, along with a cool-off in housing. Politics were once again a factor because there was little clarity from the Trump Administration about the policies for tariffs on Chinese imports, and the U.S. Government shutdown did not help in an environment where the appetite for risk declined.

The U.S. economy continued to show strong growth momentum. As of the end of the reporting period, the tracking of fourth-quarter GDP data suggests the economy will finish the year at around 3% GDP growth. There are pockets of moderation, such as housing and investment expenditures that may have peaked in the second half of the year. Going forward, we believe investment should continue to support growth. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, the environment for investment is healthy. Consumers so far do not seem to be affected by market jitters and politics. At period end, reports and anecdotes suggest that the holiday shopping period was good. Job growth is still strong, supporting both incomes and consumer confidence. Household finances are in good shape. If growth continues to be above trend as expected, the Fed may resume its hiking cycle, but for the time being, this may be the time for investors to take stock and observe the impact of the tightening delivered so far.

FUND REVIEW

Against this backdrop, the Fund’s Non-Service shares returned -1.02% during the reporting period. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index and the FTSE Broad Investment Grade Bond Index, returned 0.01% and -0.01%, respectively, during the reporting period. Credit underperformed this reporting period, and the Bloomberg Barclays Credit Index returned -2.11%.

In a period where U.S. Treasuries outperformed credit, the Fund’s underweight position in U.S. Treasuries and overweight exposure to investment grade credit were the top detractors to return, leading the Fund to underperform the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s top contributors to return over the period were allocations to asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS).

STRATEGY & OUTLOOK

We believe macroeconomic fundamentals remain stable, with U.S. growth slowing as the effects of the stimulus package and tax reform fade, along with pockets of moderation in housing and investment expenditures. We think the Fed will hike interest rates again in 2019 after the 25 basis point increase in December that brought the range to 2.25%-2.50%. The Fed’s communication was initially hawkish but it has turned dovish potentially leading to a pause so the Fed can observe the impact of its recent tightening measures. The portfolio has returned to a neutral duration exposure of 5.87 years, relative to the Bloomberg Barclays U.S. Aggregate Bond Index’s duration of 5.79 years. We previously reduced interest rate risk by taking a shorter duration posture than the benchmark, but our stop-out level was executed as Treasury yields declined during the quarter.

On a sector level, we continue to maintain our strategic underweight to U.S. Treasuries. Over the period we maintained our significant overweight to agency MBS and slightly increased our exposure. Within structured credit, we continue to favor auto ABS given its attractive fundamentals, carry, and solid structures. We also maintained an overweight in CMBS and remain up-in-structure. Overall, we are more cautious on credit in general as we believe we reside in the fourth quarter of the credit cycle. We maintained our large overweight to investment-grade corporate credit and will continue to monitor valuations to determine our weighting. We also have modest exposure to typically high Sharpe ratio BB-rated corporates. As a result, we continue to be less likely to meaningfully increase credit risk, absent specific relative value opportunities. We typically avoid B-rated and below high yield corporate bonds as well as emerging market debt. Given the degree of uncertainty unlikely to be resolved in the near term, we continue to anticipate volatility going forward and view our commitment to risk management as an integral part of the investment process.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

3        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the FTSE Broad Investment-Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4        OPPENHEIMER TOTAL RETURN BOND FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18
1-Year -1.02% 5-Year 2.97% 10-Year 5.37%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18
1-Year -1.31% 5-Year 2.71% 10-Year 5.09%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Non-Service shares	$1,000.00	$1,012.20	$3.81
Service shares	1,000.00	1,010.90	5.08

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.42	3.83
Service shares	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS December 31, 2018

	Principal Amount	Value
Asset-Backed Securities—19.1%
Auto Loan—13.0%
American Credit Acceptance Receivables Trust:
Series 2015-3,Cl. D, 5.86%, 7/12/22[1]	$125,000	$125,572
Series 2017-3,Cl. B, 2.25%, 1/11/21[1]	27,101	27,078
Series 2017-4,Cl. B, 2.61%, 5/10/21[1]	64,000	63,905
Series 2017-4,Cl. C, 2.94%, 1/10/24[1]	183,000	182,218
Series 2017-4,Cl. D, 3.57%, 1/10/24[1]	227,000	225,704
Series 2018-2,Cl. B, 3.46%, 8/10/22[1]	255,000	255,090
Series 2018-2,Cl. C, 3.70%, 7/10/24[1]	255,000	255,467
Series 2018-3,Cl. B, 3.49%, 6/13/22[1]	80,000	80,154
Series 2018-4,Cl. C, 3.97%, 1/13/25[1]	180,000	180,839
AmeriCredit Automobile Receivables Trust:
Series 2017-2,Cl. D, 3.42%, 4/18/23	300,000	299,666
Series 2017-4,Cl. D, 3.08%, 12/18/23	190,000	187,500
Series 2018-3,Cl. C, 3.74%, 10/18/24	260,000	264,209
Cabela’s Credit Card Master Note Trust, Series 2015-2, Cl. A2, 3.125% [US0001M+67], 7/17/23[2]	520,000	520,754
Capital Auto Receivables Asset Trust:
Series 2017-1,Cl. D, 3.15%, 2/20/25[1]	40,000	39,913
Series 2018-2,Cl. B, 3.48%, 10/20/23[1]	120,000	120,663
Series 2018-2,Cl. C, 3.69%, 12/20/23[1]	115,000	116,010
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	99,803
Series 2015-3,Cl. D, 3.27%, 3/15/22	295,000	294,664
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	183,724
Series 2017-1,Cl. D, 3.43%, 7/17/23	230,000	229,951
Series 2017-4,Cl. D, 3.30%, 5/15/24	100,000	99,661
Series 2018-4,Cl. C, 3.85%, 7/15/24	85,000	86,747
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	59,090	58,741
CPS Auto Receivables Trust:
Series 2017-C,Cl. A, 1.78%, 9/15/20[1]	11,511	11,494
Series 2017-C,Cl. B, 2.30%, 7/15/21[1]	100,000	99,551
Series 2017-D,Cl. B, 2.43%, 1/18/22[1]	170,000	168,784
Series 2018-A,Cl. B, 2.77%, 4/18/22[1]	125,000	124,022
Series 2018-B,Cl. B, 3.23%, 7/15/22[1]	150,000	149,927
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	30,000	29,906
Credit Acceptance Auto Loan Trust:
Series 2017-3A,Cl. C, 3.48%, 10/15/26[1]	205,000	204,138
Series 2018-1A,Cl. B, 3.60%, 4/15/27[1]	125,000	124,903
Series 2018-1A,Cl. C, 3.77%, 6/15/27[1]	180,000	180,019
Series 2018-2A,Cl. C, 4.16%, 9/15/27[1]	105,000	106,631
Series 2018-3A,Cl. C, 4.04%, 12/15/27[1]	210,000	212,405
Drive Auto Receivables Trust:
Series 2015-BA,Cl. D, 3.84%, 7/15/21[1]	13,899	13,920
Series 2016-CA,Cl. D, 4.18%, 3/15/24[1]	160,000	160,858
Series 2017-1,Cl. D, 3.84%, 3/15/23	225,000	225,898
Series 2017-3,Cl. C, 2.80%, 7/15/22	115,000	114,726
Series 2017-BA,Cl. D, 3.72%, 10/17/22[1]	215,000	215,463
Series 2018-1,Cl. D, 3.81%, 5/15/24	180,000	180,380
Series 2018-2,Cl. D, 4.14%, 8/15/24	295,000	297,525
Series 2018-3,Cl. C, 3.72%, 9/16/24	115,000	115,327
Series 2018-3,Cl. D, 4.30%, 9/16/24	200,000	202,900
Series 2018-4,Cl. B, 3.36%, 10/17/22	130,000	129,789
Series 2018-5,Cl. C, 3.99%, 1/15/25	210,000	211,988
DT Auto Owner Trust:
Series 2016-4A,Cl. E, 6.49%, 9/15/23[1]	120,000	123,002
Series 2017-1A,Cl. D, 3.55%, 11/15/22[1]	125,000	125,178
Series 2017-1A,Cl. E, 5.79%, 2/15/24[1]	240,000	245,110
Series 2017-2A,Cl. D, 3.89%, 1/15/23[1]	175,000	175,656
Series 2017-3A,Cl. D, 3.58%, 5/15/23[1]	70,000	69,974
Series 2017-3A,Cl. E, 5.60%, 8/15/24[1]	155,000	158,709
Series 2017-4A,Cl. D, 3.47%, 7/17/23[1]	190,000	189,508
Series 2017-4A,Cl. E, 5.15%, 11/15/24[1]	135,000	136,387
Series 2018-1A,Cl. B, 3.04%, 1/18/22[1]	145,000	144,664
Series 2018-2A,Cl. B, 3.43%, 5/16/22[1]	80,000	80,048

	Principal Amount	Value
Auto Loan (Continued)
DT Auto Owner Trust: (Continued)
Series 2018-3A,Cl. B, 3.56%, 9/15/22[1]	$250,000	$251,265
Series 2018-3A,Cl. C, 3.79%, 7/15/24[1]	100,000	100,462
Exeter Automobile Receivables Trust:
Series 2018-1A,Cl. B, 2.75%, 4/15/22[1]	140,000	139,361
Series 2018-4A,Cl. B, 3.64%, 11/15/22[1]	210,000	210,042
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	345,000	356,809
GLS Auto Receivables Trust:
Series 2018-1A,Cl. A, 2.82%, 7/15/22[3]	226,344	225,580
Series 2018-3A,Cl. A, 3.35%, 8/15/22[1]	115,157	115,225
GM Financial Automobile Leasing Trust:
Series 2017-3,Cl. C, 2.73%, 9/20/2[1]	120,000	119,139
Series 2018-2,Cl. C, 3.50%, 4/20/2[2]	135,000	135,509
GMF Floorplan Owner Revolving Trust:
Series 2018-3,Cl. B, 3.49%, 9/15/22[1]	240,000	241,541
Series 2018-3,Cl. C, 3.68%, 9/15/22[1]	200,000	201,283
Series 2018-4,Cl. B, 3.68%, 9/15/23[1]	200,000	202,618
Series 2018-4,Cl. C, 3.88%, 9/15/23[1]	250,000	253,309
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1,Cl. C, 4.056% [US0001M+155], 6/27/22[1,2]	60,000	60,147
Series 2017-1,Cl. D, 4.806% [US0001M+230], 6/27/22[1,2]	70,000	70,070
Series 2018-1,Cl. A, 3.136% [US0001M+63], 9/25/23[1,2]	110,000	110,005
Series 2018-1,Cl. B, 3.306% [US0001M+80], 9/25/23[1,2]	125,000	125,163
Santander Drive Auto Receivables Trust:
Series 2016-2,Cl. D, 3.39%, 4/15/22	320,000	320,602
Series 2017-1,Cl. D, 3.17%, 4/17/23	160,000	159,541
Series 2017-1,Cl. E, 5.05%, 7/15/24[1]	355,000	363,932
Series 2017-2,Cl. D, 3.49%, 7/17/23	70,000	69,666
Series 2017-3,Cl. D, 3.20%, 11/15/23	280,000	278,914
Series 2018-1,Cl. D, 3.32%, 3/15/24	100,000	99,372
Series 2018-2,Cl. D, 3.88%, 2/15/24	165,000	166,459
Series 2018-3,Cl. C, 3.51%, 8/15/23	415,000	415,514
Series 2018-4,Cl. C, 3.56%, 7/15/24	290,000	292,324
Series 2018-5,Cl. C, 3.81%, 12/16/24	215,000	216,591
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	180,000	178,855
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	160,000	159,508
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	255,000	254,083
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	48,983	48,842
Westlake Automobile Receivables Trust:
Series 2016-1A,Cl. E, 6.52%, 6/15/22[1]	260,000	262,057
Series 2017-2A,Cl. E, 4.63%, 7/15/24[1]	305,000	305,366
Series 2018-1A,Cl. C, 2.92%, 5/15/23[1]	145,000	143,695
Series 2018-1A,Cl. D, 3.41%, 5/15/23[1]	160,000	158,932
Series 2018-3A,Cl. B, 3.32%, 10/16/23[1]	245,000	245,608
		15,784,212
Credit Card—5.4%
Cabela’s Credit Card Master Note Trust:
Series 2015-1A,Cl. A2, 2.995% [US0001M+54], 3/15/23[2]	495,000	496,918
Series 2015-2,Cl. A1, 2.25%, 7/17/23	570,000	563,365
Series 2016-1,Cl. A1, 1.78%, 6/15/22	655,000	651,262
Series 2016-1,Cl. A2, 3.305% [US0001M+85], 6/15/22[2]	235,000	235,665
Evergreen Credit Card Trust, Series 2018-2, Cl. A, 2.805% [US0001M+35], 7/15/221,[2]	385,000	384,945
GE Capital Credit Card Master Note Trust:
Series 2012-7,Cl. A, 1.76%, 9/15/22	210,000	208,200
Series 2012-7,Cl. B, 2.21%, 9/15/22	185,000	183,834

7        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Credit Card (Continued)
Synchrony Credit Card Master Note Trust,
Series 2015-1, Cl. A, 2.37%, 3/15/23	$610,000	$605,352
World Financial Network Credit Card Master Trust:
Series 2012-D,Cl. A, 2.15%, 4/17/23	585,000	582,562
Series 2016-C,Cl. A, 1.72%, 8/15/23	625,000	618,342
Series 2017-A,Cl. A, 2.12%, 3/15/24	485,000	478,568
Series 2017-C,Cl. A, 2.31%, 8/15/24	395,000	389,647
Series 2018-A,Cl. A, 3.07%, 12/16/24	495,000	493,791
Series 2018-B,Cl. A, 3.46%, 7/15/25	230,000	232,542
Series 2018-C,Cl. A, 3.55%, 8/15/25	470,000	476,301
		6,601,294
Equipment—0.4%
CCG Receivables Trust:
Series 2017-1,Cl. B, 2.75%, 11/14/23[1]	230,000	227,213
Series 2018-1,Cl. B, 3.09%, 6/16/25[1]	85,000	84,704
Series 2018-1,Cl. C, 3.42%, 6/16/25[1]	20,000	19,931
Series 2018-2,Cl. C, 3.87%, 12/15/25[1]	60,000	60,526
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	65,000	64,201
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	80,000	80,254
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	6,429	6,408
		543,237
Loans: Other—0.3%
Ameriquest Mortgage Securities, Inc. Asset- Backed Pass-Through Certificates, Series 2005- R5, Cl. M2, 3.196% [US0001M+69], 7/25/35[2]	88,084	88,372
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	70,000	69,399
Element Rail Leasing I LLC, Series 2014-1A, Cl.
A1, 2.299%, 4/19/44[1]	149,517	148,305
		306,076
Total Asset-Backed Securities (Cost $23,211,279)		23,234,819

Mortgage-Backed Obligations—51.3%
Government Agency—35.0%
FHLMC/FNMA/FHLB/Sponsored—31.0%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	3,156	3,337
5.50%, 9/1/39	208,469	221,142
6.00%, 10/1/22-10/1/29	273,923	296,136
6.50%, 7/1/28-4/1/34	97,656	106,206
7.00%, 10/1/31-10/1/37	77,990	85,367
9.00%, 8/1/22-5/1/25	4,306	4,592
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	240	241
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 74.346%, 9/1/29[4]	3,960	829
Series 206,Cl. IO, 0.00%, 12/15/29[4,5]	72,029	20,428
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	44,963	8,562
Series 304,Cl. C47, 5.341%, 12/15/27[4]	71,206	6,238
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	220,408	216,999
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC02, Cl. X1, 0.00%, 3/25/24[4,5]	4,572,395	84,364
Federal Home Loan Mortgage Corp., Principal- Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[6]	21,379	19,654
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	639	652
Series 1674,Cl. Z, 6.75%, 2/15/24	5,944	6,283

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2034,Cl. Z, 6.50%, 2/15/28	$1,172	$1,270
Series 2042,Cl. N, 6.50%, 3/15/28	2,559	2,753
Series 2043,Cl. ZP, 6.50%, 4/15/28	148,285	163,485
Series 2046,Cl. G, 6.50%, 4/15/28	5,227	5,763
Series 2053,Cl. Z, 6.50%, 4/15/28	1,321	1,460
Series 2066,Cl. Z, 6.50%, 6/15/28	145,366	157,742
Series 2195,Cl. LH, 6.50%, 10/15/29	115,528	126,459
Series 2220,Cl. PD, 8.00%, 3/15/30	893	1,025
Series 2326,Cl. ZP, 6.50%, 6/15/31	32,334	35,055
Series 2461,Cl. PZ, 6.50%, 6/15/32	130,093	142,080
Series 2470,Cl. LF, 3.455% [-3.667 x LIBOR01M+100], 2/15/32[2]	1,061	1,085
Series 2635,Cl. AG, 3.50%, 5/15/32	20,468	20,525
Series 2770,Cl. TW, 4.50%, 3/15/19	236	236
Series 3010,Cl. WB, 4.50%, 7/15/20	2,352	2,357
Series 3025,Cl. SJ, 15.748%
[LIBOR01M-3.667], 8/15/35[2]	11,158	15,947
Series 3030,Cl. FL, 2.855%
[LIBOR01M+40], 9/15/35[2]	1,701	1,709
Series 3645,Cl. EH, 3.00%, 12/15/20	6,290	6,266
Series 3815,Cl. BD, 3.00%, 10/15/20	5	5
Series 3822,Cl. JA, 5.00%, 6/15/40	1,797	1,832
Series 3848,Cl. WL, 4.00%, 4/15/40	12,841	12,972
Series 3857,Cl. GL, 3.00%, 5/15/40	3,101	3,136
Series 4221,Cl. HJ, 1.50%, 7/15/23	52,040	50,810
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	768	72
Series 2079,Cl. S, 99.999%, 7/17/28[4]	1,425	162
Series 2130,Cl. SC, 99.999%, 3/15/29[4]	47,343	6,114
Series 2526,Cl. SE, 67.818%, 6/15/29[4]	1,906	307
Series 2796,Cl. SD, 99.999%, 7/15/26[4]	94,563	10,806
Series 2920,Cl. S, 32.733%, 1/15/35[4]	402,587	56,827
Series 2922,Cl. SE, 18.242%, 2/15/35[4]	47,932	6,238
Series 2981,Cl. AS, 0.00%, 5/15/35[4,5]	60,434	7,264
Series 3004,Cl. SB, 0.00%, 7/15/35[4,5]	17,596	1,691
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	9,650	1,581
Series 3424,Cl. EI, 0.00%, 4/15/384,5	7,217	641
Series 3450,Cl. BI, 9.077%, 5/15/38[4]	244,851	33,285
Series 3606,Cl. SN, 10.927%, 12/15/39[4]	63,605	7,718
Series 4057,Cl. QI, 4.996%, 6/15/27[4]	441,912	34,494
Series 4205,Cl. AI, 8.074%, 5/15/28[4]	112,512	8,540
Series 4818,Cl. BI, 0.00%, 3/15/45[4,5]	166,386	29,800
Federal National Mortgage Assn.:
2.50%, 1/1/347	1,705,000	1,665,291
3.00%, 1/1/34-1/1/49[7]	3,490,000	3,437,489
3.50%, 1/1/34-1/1/49[7]	11,325,000	11,356,037
4.00%, 1/1/34-1/1/49[7]	7,100,000	7,245,327
4.50%, 1/1/49[7]	6,570,000	6,807,486
5.00%, 1/1/49[7]	3,120,000	3,269,582
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	1,085	1,105
5.50%, 2/1/35-5/1/36	96,823	104,391
6.50%, 10/1/19-1/1/34	6,201	6,902
7.00%, 1/1/30-12/1/32	14,285	16,288
7.50%, 1/1/33	2,843	3,290
8.50%, 7/1/32	3,306	3,344
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[4]	1,133	132
Series 222,Cl. 2, 99.999%, 6/25/23[4]	126,619	14,070
Series 252,Cl. 2, 0.00%, 11/25/23[4,5]	109,211	13,904
Series 294,Cl. 2, 99.999%, 2/25/28[4]	17,448	3,695
Series 301,Cl. 2, 20.916%, 4/25/29[4]	1,390	283
Series 303,Cl. IO, 60.912%, 11/25/29[4]	30,954	7,096
Series 320,Cl. 2, 66.392%, 4/25/32[4]	127,159	29,625
Series 321,Cl. 2, 26.024%, 4/25/32[4]	315,400	74,086

8        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 324,Cl. 2, 13.502%, 7/25/32[4]	$3,112	$726
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	4,438	792
Series 331,Cl. 9, 24.792%, 2/25/33[4]	102,794	20,435
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	7,349	1,547
Series 334,Cl. 17, 43.05%, 2/25/33[4]	64,429	15,377
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	102,716	19,985
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	215,072	46,798
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	107,174	19,418
Series 343,Cl. 18, 0.00%, 5/25/34[4,5]	26,148	5,955
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	78,252	17,710
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	33,940	7,152
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	59,169	11,558
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	41,231	8,336
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	20,303	4,391
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	79,543	16,383
Series 364,Cl. 15, 0.00%, 9/25/35[4,5]	4,279	927
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	88,282	17,845
Series 365,Cl. 16, 0.00%, 3/25/36[4,5]	111,033	22,609
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	88,561	93,320
Series 1998-58,Cl. PC, 6.50%, 10/25/28	79,429	86,490
Series 1998-61,Cl. PL, 6.00%, 11/25/28	39,974	43,402
Series 1999-54,Cl. LH, 6.50%, 11/25/29	66,835	72,749
Series 2001-51,Cl. OD, 6.50%, 10/25/31	4,168	4,405
Series 2001-74,Cl. QE, 6.00%, 12/25/31	94,938	104,234
Series 2003-28,Cl. KG, 5.50%, 4/25/23	240,352	247,209
Series 2004-25,Cl. PC, 5.50%, 1/25/34	225	225
Series 2005-73,Cl. DF, 2.756% [-3.667 x LIBOR01M+25], 8/25/352	1,996	2,003
Series 2006-11,Cl. PS, 15.377% [-3.667 x LIBOR01M-3.667], 3/25/36[2]	62,423	89,722
Series 2006-46,Cl. SW, 15.01%
[LIBOR01M-3.667], 6/25/362	41,469	57,376
Series 2006-50,Cl. KS, 15.01%
[LIBOR01M-3.667], 6/25/36[2]	53,817	75,980
Series 2008-75,Cl. DB, 4.50%, 9/25/23	80	80
Series 2009-113,Cl. DB, 3.00%,
12/25/20	4,221	4,201
Series 2009-36,Cl. FA, 3.446%
[LIBOR01M+94], 6/25/37[2]	26,347	26,946
Series 2009-70,Cl. TL, 4.00%, 8/25/19	55	55
Series 2010-43,Cl. KG, 3.00%, 1/25/21	2,680	2,675
Series 2011-3,Cl. EL, 3.00%, 5/25/20	4,109	4,093
Series 2011-38,Cl. AH, 2.75%, 5/25/20	2	2
Series 2011-82,Cl. AD, 4.00%, 8/25/26	9,900	9,879
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 20.897%, 11/18/31[4]	3,953	658
Series 2001-63,Cl. SD, 43.66%, 12/18/31[4]	1,300	193
Series 2001-65,Cl. S, 33.013%, 11/25/31[4]	99,179	18,494
Series 2001-68,Cl. SC, 45.93%, 11/25/31[4]	945	148
Series 2001-81,Cl. S, 32.836%, 1/25/32[4]	29,274	5,089
Series 2002-28,Cl. SA, 35.92%, 4/25/32[4]	918	161
Series 2002-38,Cl. SO, 83.089%, 4/25/32[4]	2,823	433
Series 2002-39,Cl. SD, 59.52%, 3/18/32[4]	1,867	349
Series 2002-47,Cl. NS, 36.388%, 4/25/32[4]	91,379	16,641
Series 2002-48,Cl. S, 38.117%, 7/25/32[4]	1,428	272
Series 2002-51,Cl. S, 35.261%, 8/25/32[4]	83,887	15,276

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-52,Cl. SD, 81.21%, 9/25/32[4]	$131,373	$24,680
Series 2002-52,Cl. SL, 35.459%, 9/25/32[4]	949	173
Series 2002-53,Cl. SK, 80.587%, 4/25/32[4]	6,504	1,243
Series 2002-56,Cl. SN, 35.14%, 7/25/32[4]	1,947	371
Series 2002-60,Cl. SM, 16.201%, 8/25/32[4]	12,213	1,630
Series 2002-7,Cl. SK, 22.457%, 1/25/32[4]	5,765	826
Series 2002-77,Cl. BS, 23.425%, 12/18/32[4]	8,417	1,411
Series 2002-77,Cl. IS, 55.581%, 12/18/32[4]	4,809	831
Series 2002-77,Cl. SH, 31.217%, 12/18/32[4]	39,121	6,254
Series 2002-84,Cl. SA, 28.222%, 12/25/32[4]	94,813	15,382
Series 2002-9,Cl. MS, 30.416%, 3/25/32[4]	1,520	286
Series 2002-90,Cl. SN, 16.432%, 8/25/32[4]	6,283	839
Series 2002-90,Cl. SY, 22.669%, 9/25/32[4]	4,745	643
Series 2003-26,Cl. DI, 76.438%, 4/25/33[4]	4,661	1,192
Series 2003-33,Cl. SP, 28.304%, 5/25/33[4]	97,799	18,841
Series 2003-4,Cl. S, 22.941%, 2/25/33[4]	60,891	11,090
Series 2004-54,Cl. DS, 99.999%, 11/25/30[4]	85,102	12,159
Series 2005-12,Cl. SC, 27.479%, 3/25/35[4]	21,534	2,947
Series 2005-14,Cl. SE, 33.336%, 3/25/35[4]	69,111	8,487
Series 2005-40,Cl. SA, 99.999%, 5/25/35[4]	199,491	29,490
Series 2005-40,Cl. SB, 60.678%, 5/25/35[4]	9,138	1,104
Series 2005-52,Cl. JH, 25.915%, 5/25/35[4]	50,729	6,460
Series 2005-93,Cl. SI, 1.469%, 10/25/35[4]	142,135	19,395
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	7,856	796
Series 2009-8,Cl. BS, 99.999%, 2/25/24[4]	862	44
Series 2011-96,Cl. SA, 4.555%, 10/25/41[4]	49,638	7,403
Series 2012-121,Cl. IB, 7.742%, 11/25/27[4]	186,660	15,677
Series 2012-134,Cl. SA, 0.492%, 12/25/42[4]	134,704	24,268
Series 2012-40,Cl. PI, 12.51%, 4/25/41[4]	96,714	14,618
Series 2018-16,Cl. NI, 0.00%, 12/25/44[4,5]	86,057	14,069
Series 2018-69,Cl. CI, 0.00%, 10/25/46[4,5]	186,990	25,495
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[6]	39,799	37,236
		37,626,009

9        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
GNMA/Guaranteed—4.0%
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Cl. M1, 3.256% [US0001M+75], 10/25/48[1,2]	$380,000	$379,262
Government National Mortgage Assn. I Pool: 7.00%, 12/15/23-3/15/26	3,435	3,533
Government National Mortgage Assn. II Pool, 3.50%, 1/1/49[7]	4,265,000	4,294,419
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:+
Series 2002-15,Cl. SM, 99.999%, 2/16/32[4]	126,990	1,187
Series 2007-17,Cl. AI, 45.352%, 4/16/37[4]	53,912	7,495
Series 2011-52,Cl. HS, 19.137%, 4/16/41[4]	355,435	49,353
Series 2017-136,Cl. LI, 5.577%, 9/16/47[4]	336,794	70,051

		4,805,300
Non-Agency—16.3%
Commercial—8.3%
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.79% [H15T1Y+210], 9/26/35[1,2]	21,554	21,607
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 0.00%, 1/15/51[4,5]	1,784,578	65,870
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5,8]	177,031	3,465
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 0.00%, 11/13/50[4,5]	748,117	43,386
Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 4.032%, 1/25/36[9]	81,426	76,924
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	86,209	85,541
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	95,000	96,354
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17,Cl. XA, 0.00%, 11/10/46[4,5]	396,809	16,948
Series 2017-C4,Cl. XA, 11.937%, 10/12/50[4]	2,067,123	143,242
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	242,306
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	265,000	269,068
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	65,000	65,665
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	723,886
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	170,000	175,291
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	477,938
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	120,000	119,678
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	2,030,190	101,877
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	147,589	120,681
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 3.156% [US0001M+65], 11/25/35[2]	112,632	84,159

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust:
Series 2010-K6,Cl. B, 5.367%, 12/25/46[1,9]	$55,000	$56,087
Series 2012-K710,Cl. B, 3.817%, 6/25/47[1,9]	40,000	39,975
Series 2012-K711,Cl. B, 3.558%, 8/25/45[1,9]	15,000	14,998
Series 2012-K711,Cl. C, 3.558%, 8/25/45[1,9]	130,000	129,847
Series 2013-K25,Cl. C, 3.619%, 11/25/45[1,9]	90,000	88,492
Series 2013-K26,Cl. C, 3.598%, 12/25/45[1,9]	60,000	58,931
Series 2013-K27,Cl. C, 3.496%, 1/25/46[1,9]	95,000	92,900
Series 2013-K28,Cl. C, 3.49%, 6/25/46[1,9]	285,000	278,506
Series 2013-K712,Cl. C, 3.358%, 5/25/45[1,9]	70,000	69,817
Series 2013-K713,Cl. C, 3.154%, 4/25/46[1,9]	245,000	244,069
Series 2014-K715,Cl. C, 4.124%, 2/25/46[1,9]	190,000	192,017
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	430,000	429,167
GS Mortgage Securities Trust:
Series 2012-GC6,Cl. A3, 3.482%, 1/10/45	59,774	60,439
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	30,799	30,488
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	45,000	47,463
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	85,000	85,934
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	189,552	179,672
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	120,188	119,798
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	9,547	9,520
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	315,000	311,825
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	310,525
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	39,279
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	220,000	222,088
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	199,359	195,379
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.327%, 7/25/35[9]	55,982	57,504
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.434%, 7/26/36[1,9]	169,218	169,620
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	72,756	73,572
Series 2014-C18,Cl. A2, 2.879%, 2/15/47	6,458	6,450
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	105,000	105,379
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	40,000	40,242
Series 2014-C24,Cl. B, 4.116%, 11/15/47[9]	245,000	243,503
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	200,000	201,805
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	255,000	253,772

10        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Commercial (Continued)
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 0.00%, 2/15/48[4,5]	$2,851,266	$139,653
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[4,5]	67,745	1
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,8,9]	26,759	18,990
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	82,713	81,736
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	225,000	224,730
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	598,435
Morgan Stanley Capital I Trust:
Series 2011-C1,Cl. A4, 5.033%, 9/15/47[1,9]	59,271	60,788
Series 2011-C2,Cl. A4, 4.661%, 6/15/44[1]	75,000	77,471
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 0.00%, 12/15/50[4,5]	681,074	38,057
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1B, 3.667%, 11/26/36[1,9]	439,664	402,645
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.60%, 6/26/46[1,9]	55,456	55,344
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.044%, 7/26/45[1,9]	11,073	11,337
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 0.00%, 11/15/50[4,5]	1,251,210	78,684
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	305,000	303,218
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[4,5]	896,476	57,089
WF-RBS Commercial Mortgage Trust:
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	149,656
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	134,274
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	45,449
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[9]	145,000	147,480
		10,017,986
Multi-Family—0.3%
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M2, 5.106%
[US0001M+260], 5/25/24[2]	170,000	178,247
Series 2017-C04,Cl. 2M1, 3.356%
[US0001M+85], 11/25/29[2]	248,104	248,176
		426,423
Residential—7.7%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	79,279	75,125
Series 2007-C,Cl. 1A4, 4.173%, 5/20/36[9]	29,995	28,928
Series 2014-R7,Cl. 3A1, 4.607%, 3/26/36[1,9]	57,574	57,748
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	50,777	47,014
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 4.73% [H15T1Y+230], 10/25/352	91,035	91,950
Series 2006-1,Cl. A1, 4.91% [H15T1Y+225], 2/25/362	111,071	111,954

	Principal Amount	Value
Residential (Continued)
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	$10,688	$10,521
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	68,169	59,947
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	9,101	9,074
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	293,074	296,127
Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 5.506%
[US0001M+300], 7/25/24[2]	293,225	308,555
Series 2014-C03,Cl. 2M2, 5.406%
[US0001M+290], 7/25/24[2]	54,900	57,448
Series 2016-C03,Cl. 1M1, 4.506% [US0001M+200], 10/25/28[2]	57,254	57,723
Series 2016-C07,Cl. 2M1, 3.806% [US0001M+130], 5/25/29[2]	67,049	67,130
Series 2017-C02,Cl. 2M1, 3.656% [US0001M+115], 9/25/29[2]	320,559	321,370
Series 2017-C03,Cl. 1M1, 3.456% [US0001M+95], 10/25/29[2]	300,659	301,004
Series 2017-C06,Cl. 1M1, 3.256% [US0001M+75], 2/25/30[2]	99,596	99,523
Series 2017-C07,Cl. 1M1, 3.156% [US0001M+65], 5/25/30[2]	188,630	188,259
Series 2017-C07,Cl. 1M2, 4.906% [US0001M+240], 5/25/30[2]	210,000	211,811
Series 2017-C07,Cl. 2M1, 3.156% [US0001M+65], 5/25/30[2]	190,603	190,311
Series 2018-C01,Cl. 1M1, 3.106% [US0001M+60], 7/25/30[2]	418,105	416,789
Series 2018-C02,Cl. 2M1, 3.156% [US0001M+65], 8/25/30[2]	76,777	76,709
Series 2018-C03,Cl. 1M1, 3.186% [US0001M+68], 10/25/30[2]	273,847	273,255
Series 2018-C04,Cl. 2M1, 3.256% [US0001M+75], 12/25/30[2]	235,123	235,002
Series 2018-C05,Cl. 1M1, 3.226% [US0001M+72], 1/25/31[2]	100,875	100,674
Series 2018-C06,Cl. 1M1, 3.056% [US0001M+55], 3/25/31[2]	38,845	38,736
Series 2018-C06,Cl. 2M1, 3.056% [US0001M+55], 3/25/31[2]	43,920	43,800
Connecticut Avenue Securities Trust, Series 2018-R07, Cl. 1M1, 3.256% [US0001M+75], 4/25/31[1,2]	78,613	78,513
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.332%, 7/25/35[9]	49,307	49,593
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.816% [US0001M+31], 7/25/35[2]	21,036	20,884
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.606% [US0001M+10], 8/25/36[2]	45,381	22,392
RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	605	532
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	7,678	7,017
STACR Trust:
Series 2018-DNA2,Cl. M1, 3.306% [US0001M+80], 12/25/30[1,2]	380,000	379,726
Series 2018-DNA3,Cl. M1, 3.256% [US0001M+75], 9/25/48[1,2]	70,000	69,895
Series 2018-HRP2,Cl. M2, 3.756% [US0001M+125], 2/25/47[1,2]	215,000	215,173
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.756% [US0001M+425], 11/25/23[2]	256,540	279,589

11        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2014-DN1,Cl. M2, 4.706%
[US0001M+220], 2/25/24[2]	$34,658	$35,310
Series 2014-DN1,Cl. M3, 7.006%
[US0001M+450], 2/25/24[2]	210,000	235,693
Series 2014-DN2,Cl. M3, 6.106%
[US0001M+360], 4/25/24[2]	225,000	242,842
Series 2014-HQ2,Cl. M3, 6.256%
[US0001M+375], 9/25/24[2]	335,000	369,001
Series 2015-HQA2,Cl. M2, 5.306%
[US0001M+280], 5/25/28[2]	39,947	40,745
Series 2016-DNA1,Cl. M2, 5.406%
[US0001M+290], 7/25/28[2]	72,770	74,059
Series 2016-DNA4,Cl. M1, 3.306%
[US0001M+80], 3/25/29[2]	1,462	1,462
Series 2016-DNA4,Cl. M3, 6.306%
[US0001M+380], 3/25/29[2]	325,000	351,003
Series 2016-HQA3,Cl. M1, 3.306%
[US0001M+80], 3/25/29[2]	75,234	75,252
Series 2016-HQA3,Cl. M3, 6.356%
[US0001M+385], 3/25/29[2]	110,000	120,379
Series 2016-HQA4,Cl. M3, 6.406%
[US0001M+390], 4/25/29[2]	320,000	350,947
Series 2017-HQA1,Cl. M1, 3.706%
[US0001M+120], 8/25/29[2]	469,809	471,382
Series 2017-HQA2,Cl. M1, 3.306%
[US0001M+80], 12/25/29[2]	151,526	151,471
Series 2017-HQA3,Cl. M1, 3.056% [US0001M+55], 4/25/30[2]	391,175	390,501
Series 2018-DNA1,Cl. M1, 2.956%
[US0001M+45], 7/25/30[2]	408,893	407,028
Series 2018-DNA1,Cl. M2, 4.306%
[-3.667 x US0001M+180], 7/25/30[2]	420,000	404,178
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 4.487%, 10/25/33[9]	64,937	65,769
Series 2005-AR14,Cl. 1A4, 4.215%, 12/25/35[9]	128,657	127,308
Series 2005-AR16,Cl. 1A1, 4.28%, 12/25/35[9]	58,179	58,190
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 4.671%, 9/25/35[9]	57,103	55,622
Series 2005-AR15,Cl. 1A6, 4.671%, 9/25/35[9]	22,139	21,405
Series 2005-AR4,Cl. 2A2, 4.252%, 4/25/35[9]	128,028	129,029
Series 2006-AR10,Cl. 1A1, 4.309%, 7/25/36[9]	42,196	41,295
Series 2006-AR10,Cl. 5A5, 4.434%, 7/25/36[9]	108,496	108,454
Series 2006-AR2,Cl. 2A3, 4.607%, 3/25/36[9]	48,350	48,934
Series 2006-AR7,Cl. 2A4, 4.334%, 5/25/36[9]	11,029	11,299
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	37,184	36,856
		9,325,215
Total Mortgage-Backed Obligations (Cost $63,124,342)		62,200,933
U.S. Government Obligation—0.2%
United States Treasury Nts., 1.50%, 5/31/19[10,11] (Cost $193,106)	193,000	192,224

	Principal Amount	Value
Corporate Bonds and Notes—50.6%
Consumer Discretionary—8.0%
Automobiles—1.9%
Daimler Finance North America LLC, 3.75% Sr. Unsec. Nts., 11/5/21[1]	$269,000	$270,009
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	78,000	73,414
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	272,000	265,278
4.20% Sr. Unsec. Nts., 11/6/21	250,000	250,037
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	323,000	317,135
Hyundai Capital America:
1.75% Sr. Unsec. Nts., 9/27/19[1]	243,000	239,948
4.125% Sr. Unsec. Nts., 6/8/23[1]	315,000	315,656
Nissan Motor Acceptance Corp., 3.65%
Sr. Unsec. Nts., 9/21/21[1]	310,000	308,605
Volkswagen Group of America Finance
LLC, 4.00% Sr. Unsec. Nts., 11/12/21[1]	298,000	298,797
		2,338,879
Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr.
Unsec. Nts., 12/15/27	325,000	306,719
Entertainment—0.2%
21st Century Fox America, Inc., 4.75%
Sr. Unsec. Nts., 11/15/46	116,000	126,460
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	100,000	79,641
		206,101
Hotels, Restaurants & Leisure—0.5%
Aramark Services, Inc., 5.00% Sr. Unsec.
Nts., 4/1/25[1]	303,000	296,940
Royal Caribbean Cruises Ltd., 2.65% Sr.
Unsec. Nts., 11/28/20	287,000	281,807
		578,747
Household Durables—1.1%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	320,000	312,380
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	314,000	295,552
Newell Brands, Inc., 5.00% Sr. Unsec.
Nts., 11/15/23	171,000	174,097
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	251,000	228,096
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	257,000	242,223
4.875% Sr. Unsec. Nts., 3/15/27	75,000	68,250
		1,320,598
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec.
Nts., 12/5/44	113,000	125,724
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	565,000	521,577
		647,301
Media—1.8%
Charter Communications Operating LLC/
Charter Communications Operating
Capital, 5.375% Sr. Sec. Nts., 5/1/47	65,000	59,176
Comcast Cable Communications
Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	306,000	371,940
Comcast Corp.:
3.95% Sr. Unsec. Nts., 10/15/25	207,000	209,727
4.00% Sr. Unsec. Nts., 3/1/48	165,000	150,946
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	251,000	252,644
4.20% Sr. Unsec. Nts., 4/15/24	311,000	311,179
Sky Ltd., 3.75% Sr. Unsec. Nts., 9/16/24[1]	152,000	151,624

12        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Media (Continued)
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	$106,000	$85,599
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	319,000	293,480
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	352,000	329,345
		2,215,660
Specialty Retail—1.3%
AutoNation, Inc., 5.50% Sr. Unsec. Nts., 2/1/20	291,000	297,434
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	64,000	63,692
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	305,000	314,629
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	297,000	297,000
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	324,000	318,535
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	342,000	303,525
		1,594,815
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	316,000	286,375
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	269,000	264,293
		550,668
Consumer Staples—5.3%
Beverages—1.3%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65% Sr. Unsec. Nts., 2/1/26[1]	85,000	80,419
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	186,000	240,044
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	163,000	157,024
Keurig Dr Pepper, Inc.:
4.057% Sr. Unsec. Nts., 5/25/23[1]	304,000	303,047
4.597% Sr. Unsec. Nts., 5/25/28[1]	162,000	161,177
Molson Coors Brewing Co., 2.10% Sr. Unsec. Nts., 7/15/21	311,000	300,022
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	307,000	311,671
		1,553,404
Food & Staples Retailing—0.4%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	343,000	339,884
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	14,993
4.45% Sr. Unsec. Nts., 2/1/47	89,000	78,376
		433,253
Food Products—2.6%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	216,000	189,662
3.50% Sr. Unsec. Nts., 11/24/20	313,000	312,323
Campbell Soup Co., 3.30% Sr. Unsec. Nts., 3/15/21	311,000	309,535
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	240,000	240,232
4.60% Sr. Unsec. Nts., 11/1/25	302,000	303,523
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	316,000	313,325
3.95% Sr. Unsec. Nts., 7/15/25	177,000	171,612
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	308,000	297,220

	Principal Amount	Value
Food Products (Continued)
Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[1]	$319,000	$305,838
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	137,000	135,165
3.35% Sr. Unsec. Nts., 2/1/22[1]	174,000	166,513
Tyson Foods, Inc.:
3.55% Sr. Unsec. Nts., 6/2/27	164,000	153,092
3.90% Sr. Unsec. Nts., 9/28/23	255,000	254,902
		3,152,942
Tobacco—1.0%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	222,000	218,402
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20	330,000	322,262
3.557% Sr. Unsec. Nts., 8/15/27	169,000	150,386
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	308,000	305,756
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	233,000	229,569
		1,226,375
Energy—3.8%
Energy Equipment & Services—0.4%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	70,000	69,568
Helmerich & Payne, Inc., 4.65% Sr. Unsec. Nts., 3/15/25[1]	194,000	198,149
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	184,000	181,974
		449,691
Oil, Gas & Consumable Fuels—3.4%
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	64,000	54,493
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25% Sr. Unsec. Nts., 12/1/27	166,000	157,080
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	237,000	221,951
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	302,000	301,019
4.50% Sr. Unsec. Nts., 6/1/25	162,000	163,453
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	35,000	37,505
5.95% Sr. Unsec. Nts., 3/15/46	70,000	85,589
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	74,000	64,288
Energy Transfer LP, 4.25% Sr. Sec. Nts., 3/15/23	245,000	236,425
Energy Transfer Operating LP, 5.30% Sr. Unsec. Nts., 4/15/47	94,000	83,232
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	79,000	76,423
4.90% Sr. Unsec. Nts., 5/15/46	27,000	26,283
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	340,000	332,543
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	124,000	129,466
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	80,000	76,848
5.55% Sr. Unsec. Nts., 6/1/45	138,000	137,308
Marathon Petroleum Corp., 3.80% Sr. Unsec. Nts., 4/1/28[3]	266,000	250,252
ONEOK Partners LP, 8.625% Sr. Unsec. Nts., 3/1/19	192,000	193,368
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	318,000	317,189
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	166,000	159,174

13        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sabine Pass Liquefaction LLC: (Continued)
5.625% Sr. Sec. Nts., 2/1/21	$237,000	$244,236
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	110,000	106,638
Sunoco Logistics Partners Operations LP,
4.00% Sr. Unsec. Nts., 10/1/27	194,000	178,301
TransCanada PipeLines Ltd.,
7.625% Sr. Unsec. Nts., 1/15/39	71,000	88,774
Williams Cos., Inc. (The):
3.70% Sr. Unsec. Unsub. Nts., 1/15/23	318,000	310,597
3.75% Sr. Unsec. Nts., 6/15/27	131,000	124,423

		4,156,858
Financials—13.0%
Capital Markets—2.4%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	121,000	114,157
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	252,000	246,164
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	189,000	185,572
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	147,000	145,836
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,12]	308,000	277,970
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	172,000	159,113
3.75% Sr. Unsec. Nts., 2/25/26	170,000	161,085
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	136,000	119,865
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	219,000	208,049
5.00% Sub. Nts., 11/24/25	264,000	269,705
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	311,000	295,450
Northern Trust Corp., 3.375%
[US0003M+113.1] Sub. Nts., 5/8/32[2]	119,000	110,871
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	157,000	148,275
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	197,000	188,729
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	153,000	152,231
4.253% Sr. Unsec. Nts., 3/23/28[1]	135,000	133,324

		2,916,396
Commercial Banks—6.5%
ABN AMRO Bank NV, 4.40%
[USSW5+219.7] Sub. Nts., 3/27/28[2,13]	321,000	314,689
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	269,000	249,038
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	185,000	179,749
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[2]	253,000	252,260
7.75% Jr. Sub. Nts., 5/14/38	232,000	301,174
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	250,000	245,174
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[1]	184,000	178,996
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	185,000	179,347
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[2]	256,000	250,127
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	334,000	310,209
Citizens Bank NA (Providence RI),
2.65% Sr. Unsec. Nts., 5/26/22	65,000	63,201

	Principal Amount	Value
Commercial Banks (Continued)
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	$285,000	$273,304
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	310,000	300,536
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	168,000	165,733
First Republic Bank, 4.375% Sub. Nts., 8/1/46	127,000	117,796
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec.
Nts., 5/18/24[2]	103,000	102,499
4.041% [US0003M+154.6] Sr. Unsec.
Nts., 3/13/28[2]	125,000	119,782
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	171,000	169,796
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	317,000	319,119
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	259,000	247,360
3.782% [US0003M+133.7] Sr. Unsec.
Nts., 2/1/28[2]	473,000	459,871
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[2]	315,000	315,745
KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	101,000	102,741
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,2,12]	334,000	329,197
Nordea Bank Abp, 4.625%
[USSW5+169] Sub. Nts., 9/13/33[1,2]	112,000	108,970
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	222,000	223,408
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	235,000	224,620
Regions Financial Corp., 2.75% Sr.
Unsec. Nts., 8/14/22	177,000	170,902
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	272,000	273,251
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	112,000	106,291
4.05% Sr. Unsec. Nts., 11/3/25	135,000	137,478
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	180,000	170,098
Toronto-Dominion Bank (The), 3.50% Sr. Unsec. Nts., 7/19/23	252,000	253,878
US Bancorp:
3.10% Sub. Nts., 4/27/26	204,000	193,449
3.15% Sr. Unsec. Nts., 4/27/27	62,000	59,493
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	257,000	247,142
4.75% Sub. Nts., 12/7/46	160,000	154,613

		7,871,036
Consumer Finance—0.9%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	105,000	101,425
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	194,000	188,987
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	103,000	95,883
Discover Bank:
3.10% Sr. Unsec. Nts., 6/4/20	229,000	227,476
4.65% Sr. Unsec. Nts., 9/13/28	116,000	113,289
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	137,000	131,245
Electricite de France SA, 6.50% Sr.
Unsec. Nts., 1/26/19[1]	246,000	246,794

		1,105,099

14        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Diversified Financial Services—0.4%
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	$75,000	$67,587
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	121,000	117,579
Voya Financial, Inc., 5.65%
[US0003M+358] Jr. Sub. Nts., 5/15/53[2]	300,000	282,690

		467,856
Insurance—1.4%
Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	106,000	108,448
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[1]	172,000	162,942
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	167,000	160,930
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	156,000	158,378
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	67,000	56,744
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	239,000	222,900
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	192,000	180,038
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	193,000	187,654
Manulife Financial Corp., 4.061%
[USISDA05+164.7] Sub. Nts., 2/24/32[2]	202,000	190,915
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	106,000	99,377
Prudential Financial, Inc., 5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	243,000	227,812

		1,756,138
Real Estate Investment Trusts (REITs)—1.4%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	72,000	71,460
3.00% Sr. Unsec. Nts., 6/15/23	262,000	252,320
4.00% Sr. Unsec. Nts., 6/1/25	168,000	165,119
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	160,000	163,871
Crown Castle International Corp.,
3.65% Sr. Unsec. Nts., 9/1/27	170,000	157,974
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	29,000	28,914
5.875% Sr. Unsec. Nts., 2/1/20	118,000	120,404
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	292,000	296,745
VEREIT Operating Partnership LP:
3.00% Sr. Unsec. Nts., 2/6/19	126,000	125,927
4.625% Sr. Unsec. Nts., 11/1/25	305,000	306,140

		1,688,874
Health Care—5.0%
Biotechnology—1.1%
AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	312,000	310,745
4.25% Sr. Unsec. Nts., 11/14/28	232,000	225,814
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	89,000	85,690
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	77,000	79,571
Celgene Corp., 3.875% Sr. Unsec. Nts., 8/15/25	195,000	188,074
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	133,000	132,425
Shire Acquisitions Investments Ireland
DAC, 2.40% Sr. Unsec. Nts., 9/23/21	321,000	310,590

		1,332,909
Health Care Equipment & Supplies—0.4%
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	213,000	209,826

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Becton Dickinson & Co.: (Continued) 3.70% Sr. Unsec. Nts., 6/6/27	$252,000	$238,659
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	13,000	12,155

		460,640
Health Care Providers & Services—1.5%
Cigna Corp., 3.75% Sr. Sec. Nts., 7/15/23[1]	242,000	241,428
Cigna Holding Co., 5.125% Sr. Unsec. Nts., 6/15/20	286,000	293,375
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	334,000	323,293
5.05% Sr. Unsec. Nts., 3/25/48	286,000	279,584
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	431,000	449,648
McKesson Corp., 3.65% Sr. Unsec. Nts., 11/30/20	287,000	288,447

		1,875,775
Life Sciences Tools & Services—0.6%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	312,000	299,130
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	237,000	243,673
Thermo Fisher Scientific, Inc., 4.15% Sr.
Unsec. Nts., 2/1/24	121,000	122,696

		665,499
Pharmaceuticals—1.4%
Allergan Funding SCS, 3.00% Sr. Unsec. Nts., 3/12/20	329,000	327,785
Bayer US Finance II LLC:
3.875% Sr. Unsec. Nts., 12/15/23[1]	313,000	307,643
4.375% Sr. Unsec. Nts., 12/15/28[1]	227,000	217,293
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28[1]	137,000	139,751
Mylan NV, 3.15% Sr. Unsec. Nts., 6/15/21	303,000	296,888
Takeda Pharmaceutical Co. Ltd.:
4.00% Sr. Unsec. Nts., 11/26/21[1]	279,000	282,980
5.00% Sr. Unsec. Nts., 11/26/28[1]	159,000	162,803

		1,735,143
Industrials—3.5%
Aerospace & Defense—1.0%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	250,000	248,349
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	176,000	164,372
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	317,000	317,790
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	175,000	177,780
United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	77,000	76,836
3.95% Sr. Unsec. Nts., 8/16/25	193,000	191,868

		1,176,995
Air Freight & Couriers—0.1%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	163,000	163,858
Building Products—0.4%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	246,000	229,138
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	297,000	294,146

		523,284

15        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Electrical Equipment—0.3%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	$334,000	$326,067
Industrial Conglomerates—0.3%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	99,000	88,115
Roper Technologies, Inc., 3.65% Sr. Unsec. Nts., 9/15/23	311,000	311,539

		399,654
Machinery—0.2%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	37,000	36,562
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	162,000	159,111

		195,673
Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	198,000	196,228

Road & Rail—0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	276,000	258,516
Ryder System, Inc.:
3.50% Sr. Unsec. Nts., 6/1/21	74,000	74,131
3.75% Sr. Unsec. Nts., 6/9/23	314,000	312,367

		645,014
Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	99,000	91,297
3.625% Sr. Unsec. Nts., 4/1/27	106,000	95,021
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	261,000	240,281
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	168,000	150,360

		576,959
Information Technology—3.4%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	241,000	236,217

Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr.
Unsec. Nts., 1/12/28	232,000	211,849
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	54,000	53,595
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	264,000	248,340

		513,784
IT Services—0.8%
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	238,000	235,983
4.75% Sr. Unsec. Nts., 4/15/27	241,000	242,374
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	162,000	161,338
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	190,000	178,895
5.25% Sr. Unsec. Nts., 4/1/25	99,000	98,381

		916,971
Semiconductors & Semiconductor Equipment—0.6%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47	94,000	87,226
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21[1]	316,000	313,634
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[1]	292,000	289,080

		689,940

	Principal Amount	Value
Software—1.0%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	$98,000	$99,199
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	251,000	250,886
6.02% Sr. Sec. Nts., 6/15/26[1]	199,000	200,279
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	236,000
Oracle Corp., 2.95% Sr. Unsec. Nts., 5/15/25	194,000	185,891
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	104,000	101,886
3.90% Sr. Unsec. Nts., 8/21/27	161,000	143,144

		1,217,285
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	201,835
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	323,000	323,911

		525,746
Materials—3.4%
Chemicals—1.8%
Dow Chemical Co. (The), 4.55% Sr. Unsec. Nts., 11/30/25[1]	208,000	212,004
DowDuPont, Inc.:
3.766% Sr. Unsec. Nts., 11/15/20	279,000	281,744
5.419% Sr. Unsec. Nts., 11/15/48	125,000	130,525
Eastman Chemical Co., 3.50% Sr.
Unsec. Nts., 12/1/21	126,000	126,713
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	236,000	236,261
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25	275,000	258,830
4.875% Sr. Unsec. Nts., 3/30/20	41,000	41,722
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	299,000	290,030
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	285,000	282,544
6.125% Sr. Unsec. Nts., 10/15/19	162,000	164,983
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	165,000	164,864

		2,190,220
Construction Materials—0.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	193,000	176,354
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	161,000	147,151

		323,505
Containers & Packaging—0.5%
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	92,480
4.50% Sr. Unsec. Nts., 11/1/23	242,000	248,307
Silgan Holdings, Inc., 4.75% Sr. Unsec.
Nts., 3/15/25	270,000	253,125

		593,912
Metals & Mining—0.6%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	83,000	78,412
4.00% Sr. Unsec. Nts., 9/11/27[1]	135,000	122,115
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	285,000	298,703
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	93,000	92,627
Steel Dynamics, Inc., 4.125% Sr. Unsec.
Nts., 9/15/25	229,000	211,539

		803,396

16        OPPENHEIMER TOTAL RETURN BOND FUND/VA

	Principal Amount	Value
Paper & Forest Products—0.2%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	$56,000	$56,563
Louisiana-Pacific Corp., 4.875% Sr.
Unsec. Nts., 9/15/24	186,000	179,955

		236,518
Telecommunication Services—2.0%
Diversified Telecommunication Services—1.6%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	238,000	225,548
4.35% Sr. Unsec. Nts., 6/15/45	139,000	118,047
4.50% Sr. Unsec. Nts., 3/9/48	135,000	116,835
British Telecommunications plc:
4.50% Sr. Unsec. Nts., 12/4/23	201,000	203,930
9.625% Sr. Unsec. Nts., 12/15/30	270,000	365,882
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[1]	149,000	147,077
Telefonica Emisiones SA:
4.103% Sr. Unsec. Nts., 3/8/27	90,000	86,930
5.213% Sr. Unsec. Nts., 3/8/47	79,000	72,662
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	284,000	290,390
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	133,000	117,965
4.522% Sr. Unsec. Nts., 9/15/48	184,000	173,302

		1,918,568
Wireless Telecommunication Services—0.4%
Vodafone Group plc:
3.75% Sr. Unsec. Nts., 1/16/24	313,000	308,832
4.375% Sr. Unsec. Nts., 5/30/28	159,000	154,627

		463,459
Utilities—3.2%
Electric Utilities—2.3%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	162,000	162,648
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	169,000	158,405
3.75% Sr. Unsec. Nts., 9/1/46	65,000	56,506
Edison International:
2.125% Sr. Unsec. Nts., 4/15/20	124,000	120,728
2.95% Sr. Unsec. Nts., 3/15/23	195,000	184,371
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	219,000	205,455
Electricite de France SA, 4.50% Sr. Unsec. Nts., 9/21/28[1]	160,000	155,353
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	168,000	163,754
Eversource Energy, 4.25% Sr. Unsec. Nts., 4/1/29	155,000	158,218
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	152,000	148,738
4.45% Sr. Unsec. Nts., 4/15/46	89,000	85,088
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	175,000	169,893
Indiana Michigan Power Co., 4.25% Sr. Unsec. Nts., 8/15/48	74,000	73,144
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	162,000	161,253
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	30,000	27,862
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	74,839
PPL WEM Ltd./Western Power
Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	308,000	318,176
TECO Finance, Inc., 5.15% Sr. Unsec. Nts., 3/15/20	153,000	156,491

	Principal Amount	Value
Electric Utilities (Continued)
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	$181,000	$180,568

		2,761,490
Independent Power and Renewable Electricity Producers—0.0%
PSEG Power LLC, 3.00%, 6/15/21	16,000	15,745

Multi-Utilities—0.9%
CenterPoint Energy Resources Corp., 4.50% Sr. Unsec. Nts., 1/15/21	116,000	118,379
CenterPoint Energy, Inc.:
3.60% Sr. Unsec. Nts., 11/1/21	190,000	190,516
4.25% Sr. Unsec. Nts., 11/1/28	147,000	149,345
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	255,000	251,061
4.90% Sr. Unsec. Nts., 8/1/41	120,000	119,538
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	295,000	290,945

		1,119,784

Total Corporate Bonds and Notes (Cost $62,823,133)		61,337,648
Short-Term Notes—8.4%
Alliant Energy Corp., 2.501%, 1/4/19[14]	550,000	549,838
Ameren Illinois Co., 2.70%, 1/2/19[14]	550,000	549,917
Clorox Co. (The), 2.65%, 1/2/19[1,14,15]	550,000	549,924
ENI Finance USA Co., 2.722%, 1/11/19[14,15]	550,000	549,544
ERAC USA Finance Co., 2.903%, 1/10/19[1,14,15]	550,000	549,584
Eversource Energy, 2.752%, 1/7/19[14,15]	550,000	549,718
Glencore Funding LLC:
2.789%, 1/7/19[14,15]	250,000	249,867
3.002%, 1/3/19[14,15]	300,000	299,932
International Paper Co., 2.852%, 1/3/19[1,14,15]	300,000	299,934
McKesson Corp., 3.157%, 1/22/19[1,14,15]	550,000	549,045
Mohawk Industries, Inc., 2.913%, 1/2/19[1,14,15]	550,000	549,920
NetApp Inc., 2.887%, 1/29/19[1,14,15]	490,000	488,860
Northrop Grumman Corp., 2.698%, 1/16/19[1,14,15]	250,000	249,692
Southern Company Funding Corp., 2.902%, 1/7/19[14,15]	550,000	549,713
Telus Corp., 2.85%, 1/16/19[1,14]	550,000	549,390
Tyco Electronics Group SA, 2.914%, 1/2/19[1,14,15]	550,000	549,920
United Technologies Corp., 3.047%, 1/23/19[1,14,15]	550,000	548,999
VF Corp., 2.853%, 1/11/19[1,14,15]	480,000	479,609
Walgreens Boots Alliance, Inc., 2.925%, 1/7/19[14]	550,000	549,713
Western Union Co. (The), 2.801%, 1/3/19[1,14,15]	490,000	489,893
Xcel Energy, Inc., 3.054%, 1/9/19[14,15]	550,000	549,627

Total Short-Term Notes (Cost $10,253,054)		10,252,639
	Shares
Investment Company—1.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[16,17] (Cost $1,840,843)	1,840,843	1,840,843
Total Investments, at Value (Cost $161,445,757)	131.1%	159,059,106
Net Other Assets (Liabilities)	(31.1)	(37,738,699)
Net Assets	100.0%	$121,320,407

17        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $35,515,630 or 29.27% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $475,832, which represents 0.39% of the Fund’s net assets. See Note 4 of the accompanying Notes.

Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22	1/30/18	$226,330	$225,580	$(750)
Marathon Petroleum Corp., 3.80% Sr. Unsec. Nts., 4/1/28	7/25/18	253,584	250,252	(3,332)

		$479,914	$475,832	$(4,082)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,848,972 or 1.52% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $56,890 or 0.05% of the Fund’s net assets at period end.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $169,316. See Note 6 of the accompanying Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $314,689 or 0.26% of the Fund’s net assets at period end.

14. Current yield as of period end.

15. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $8,053,781 or 6.64% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

16. Rate shown is the 7-day yield at period end.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	2,772,340	73,947,308	74,878,805	1,840,843

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,840,843	$57,521	$—	$—

Futures Contracts as of December 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	3/20/19	7	USD	983	$1,022,000	$39,398
United States Treasury Nts., 10 yr.	Sell	3/20/19	24	USD	2,909	2,928,375	(18,991)
United states Treasury Nts., 2 yr.	Sell	3/29/19	46	USD	9,716	9,766,375	(50,237)
United States Treasury Nts., 5 yr.	Sell	3/29/19	27	USD	3,045	3,096,563	(51,078)
United States Ultra Bonds	Buy	3/20/19	58	USD	8,830	9,318,063	487,756

							$406,848

Glossary:
Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year

18        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Definitions (Continued)
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

19        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $159,604,914)	$157,218,263
Affiliated companies (cost $1,840,843)	1,840,843

159,059,106

Cash	480,143

Cash used for collateral on futures	220,000

Receivables and other assets:
Investments sold (including $14,465,989 sold on a when-issued or delayed delivery basis)	14,586,581
Interest, dividends and principal paydowns	763,811
Variation margin receivable	37,530
Shares of beneficial interest sold	1,337
Other	47,333

Total assets	175,195,841

Liabilities
Payables and other liabilities:
Investments purchased (including $52,194,245 purchased on a when-issued or delayed delivery basis)	52,743,635
Shares of beneficial interest redeemed	980,607
Trustees’ compensation	40,731
Variation margin payable	22,594
Shareholder communications	10,299
Distribution and service plan fees	10,133
Other	67,435

Total liabilities	53,875,434

Net Assets	$121,320,407

Composition of Net Assets
Par value of shares of beneficial interest	$16,283

Additional paid-in capital	125,892,614

Total accumulated loss	(4,588,490)

Net Assets	$121,320,407

Net Asset Value Per Share
Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $74,929,188 and 10,003,612 shares of beneficial interest outstanding)	$7.49

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $46,391,219 and 6,279,311 shares of beneficial interest outstanding)	$7.39

See accompanying Notes to Financial Statements.

20        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $ 775)	$4,433,590

Fee income on when-issued securities	651,750

Dividends — affiliated companies	57,521

Total investment income	5,142,861

Expenses
Management fees	752,983

Distribution and service plan fees — Service shares	119,367

Transfer and shareholder servicing agent fees:
Non-Service shares	93,301
Service shares	57,296

Shareholder communications:
Non-Service shares	28,057
Service shares	17,327

Legal, auditing and other professional fees	75,105

Custodian fees and expenses	49,874

Trustees’ compensation	11,496

Borrowing fees	4,095

Other	10,885

Total expenses	1,219,786
Less reduction to custodian expenses	(282)
Less waivers and reimbursements of expenses	(154,813)

Net expenses	1,064,691

Net Investment Income	4,078,170

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	(2,201,938)
Futures contracts	(412,188)
Swap contracts	(3,068)
Swaption contracts written	8,653

Net realized loss	(2,608,541)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(3,316,860)
Futures contracts	287,387

Net change in unrealized appreciation/(depreciation)	(3,029,473)

Net Decrease in Net Assets Resulting from Operations	$(1,559,844)

See accompanying Notes to Financial Statements.

21        OPPENHEIMER TOTAL RETURN BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]

Operations
Net investment income	$4,078,170	$3,104,326

Net realized gain (loss)	(2,608,541)	716,249

Net change in unrealized appreciation/(depreciation)	(3,029,473)	2,175,523

Net increase (decrease) in net assets resulting from operations	(1,559,844)	5,996,098

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(2,617,442)	(2,024,420)
Service shares	(1,481,742)	(1,136,931)

Total dividends and distributions declared	(4,099,184)	(3,161,351)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(3,043,103)	(3,666,983)
Service shares	(2,488,899)	(3,411,210)

Total beneficial interest transactions	(5,532,002)	(7,078,193)

Net Assets
Total decrease	(11,191,030)	(4,243,446)

Beginning of period	132,511,437	136,754,883

End of period	$121,320,407	$132,511,437

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER TOTAL RETURN BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$7.83	$7.67	$7.71	$7.96	$7.83

Income (loss) from investment operations:
Net investment income[1]	0.25	0.19	0.23	0.27	0.30
Net realized and unrealized gain (loss)	(0.33)	0.16	0.02	(0.19)	0.26

Total from investment operations	(0.08)	0.35	0.25	0.08	0.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.19)	(0.29)	(0.33)	(0.43)

Net asset value, end of period	$7.49	$7.83	$7.67	$7.71	$7.96

Total Return, at Net Asset Value[2]	(1.02)%	4.59%	3.27%	0.96%	7.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,929	$81,481	$83,405	$85,160	$90,757

Average net assets (in thousands)	$77,723	$83,239	$87,039	$89,919	$94,336

Ratios to average net assets:[3]
Net investment income	3.35%	2.38%	2.96%	3.46%	3.72%
Expenses excluding specific expenses listed below	0.87%	0.85%	0.84%	0.82%	0.80%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.87%	0.85%	0.84%	0.82%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%

Portfolio turnover rate[6]	64%	86%	79%	73%	127%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.87%
Year Ended December 31, 2017	0.85%
Year Ended December 31, 2016	0.85%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.81%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2018	$641,318,699	$653,537,737
Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748

See accompanying Notes to Financial Statements.

23        OPPENHEIMER TOTAL RETURN BOND FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$7.73	$7.57	$7.61	$7.86	$7.74

Income (loss) from investment operations:
Net investment income[1]	0.23	0.16	0.21	0.25	0.27
Net realized and unrealized gain (loss)	(0.33)	0.17	0.02	(0.19)	0.26

Total from investment operations	(0.10)	0.33	0.23	0.06	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.17)	(0.27)	(0.31)	(0.41)

Net asset value, end of period	$7.39	$7.73	$7.57	$7.61	$7.86

Total Return, at Net Asset Value[2]	(1.31)%	4.38%	3.05%	0.70%	6.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,391	$51,030	$53,350	$52,519	$52,675

Average net assets (in thousands)	$47,731	$52,525	$52,738	$54,016	$55,215

Ratios to average net assets:[3]
Net investment income	3.10%	2.13%	2.70%	3.21%	3.47%
Expenses excluding specific expenses listed below	1.12%	1.10%	1.09%	1.07%	1.04%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.12%	1.10%	1.09%	1.07%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate[6]	64%	86%	79%	73%	127%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.12%
Year Ended December 31, 2017	1.10%
Year Ended December 31, 2016	1.10%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.05%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2018	$641,318,699	$653,537,737
Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748

See accompanying Notes to Financial Statements.

24        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Total Return Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

25        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$4,124,124	$—	$6,272,272	$2,399,615

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Loss
$719	$719

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income	$4,099,184	$3,161,351

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$161,458,720
Federal tax cost of other investments	(5,451,249)

Total federal tax cost	$156,007,471

Gross unrealized appreciation	$1,568,588
Gross unrealized depreciation	(3,968,203)

Net unrealized depreciation	$(2,399,615)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

26        OPPENHEIMER TOTAL RETURN BOND FUND/VA

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

27        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$23,234,819	$—	$23,234,819
Mortgage-Backed Obligations	—	62,178,478	22,455	62,200,933
U.S. Government Obligation	—	192,224	—	192,224
Corporate Bonds and Notes	—	61,337,648	—	61,337,648
Short-Term Notes	—	10,252,639	—	10,252,639
Investment Company	1,840,843	—	—	1,840,843

Total Investments, at Value	1,840,843	157,195,808	22,455	159,059,106
Other Financial Instruments:
Futures contracts	527,154	—	—	527,154

Total Assets	$2,367,997	$157,195,808	$22,455	$159,586,260

Liabilities Table
Other Financial Instruments:
Futures contracts	$(120,306)	$—	$—	$(120,306)

Total Liabilities	$(120,306)	$—	$—	$(120,306)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed
Obligations	$125,414	$(125,414)

Total Assets	$125,414	$(125,414)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it

28        OPPENHEIMER TOTAL RETURN BOND FUND/VA

4. Investments and Risks (Continued)

considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$52,194,245
Sold securities	14,465,989

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $22,907 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

29        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $9,085,868 and $52,724,554 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract.

The seller of protection

30        OPPENHEIMER TOTAL RETURN BOND FUND/VA

6. Use of Derivatives (Continued)

agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $45,769 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $1,136 and $511 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends

31        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$37,530	*	Variation margin payable	22,594	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

32        OPPENHEIMER TOTAL RETURN BOND FUND/VA

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Futures contracts	Swap contracts	Total
Credit contracts	$(18,244)	$8,653	$—	$(3,068)	$(12,659)
Interest rate contracts	—	—	(412,188)	$—	$(412,188)

Total	$(18,244)	$8,653	$(412,188)	$(3,068)	$(424,847)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$287,387

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,820,955	$14,050,401	1,035,605	$8,035,937
Dividends and/or distributions reinvested	353,708	2,617,442	261,553	2,024,420
Redeemed	(2,572,646)	(19,710,946)	(1,765,201)	(13,727,340)

Net decrease	(397,983)	$(3,043,103)	(468,043)	$(3,666,983)

Service Shares
Sold	1,451,512	$10,711,237	1,815,951	$13,919,373
Dividends and/or distributions reinvested	202,701	1,481,742	148,618	1,136,931
Redeemed	(1,978,329)	(14,681,878)	(2,406,983)	(18,467,514)

Net decrease	(324,116)	$(2,488,899)	(442,414)	$(3,411,210)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$69,622,560	$68,144,898
U.S. government and government agency obligations	—	1,541,315
To Be Announced (TBA) mortgage-related securities	641,318,699	653,537,737

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1 billion	0.60%
Over $1 billion	0.50

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement

33        OPPENHEIMER TOTAL RETURN BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service Shares	$93,894
Service Shares	57,749

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $3,170 for IGMMF management fees.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

    The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to

34        OPPENHEIMER TOTAL RETURN BOND FUND/VA

11. Pending Acquisition (Continued)

vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

    If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

35        OPPENHEIMER TOTAL RETURN BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

    We have audited the accompanying statement of assets and liabilities of Oppenheimer Total Return Bond Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

    These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

    We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

    We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 14, 2019

36        OPPENHEIMER TOTAL RETURN BOND FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

37        OPPENHEIMER TOTAL RETURN BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter A. Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other intermediate-term bond funds underlying variable insurance products. The Board considered that the Fund outperformed its category median during the one-, three- and five-year periods, though it underperformed for the ten-year period.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other intermediate-term bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s total expenses and contractual management fee were higher than their respective peer group medians and category medians. The Board considered that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the Fund’s total annual operating expenses, as percentages of daily net assets, will not exceed that annual rate of 0.75% for Non-Service Shares and 1.00% for Service Shares. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Adviser or its affiliates. Each of these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee

38        OPPENHEIMER TOTAL RETURN BOND FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

39        OPPENHEIMER TOTAL RETURN BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

40        OPPENHEIMER TOTAL RETURN BOND FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

41        OPPENHEIMER TOTAL RETURN BOND FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since August 2007); co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014); Vice President of the Sub-Adviser (August 2007-January 2016); a member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti- Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

42        OPPENHEIMER TOTAL RETURN BOND FUND/VA

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970

Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

43        OPPENHEIMER TOTAL RETURN BOND FUND/VA

OPPENHEIMER TOTAL RETURN BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2018
Oppenheimer
Global Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Rajeev Bhaman, CFA and John Delano, CFA1

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	11/12/90	-13.18%	4.77%	11.23%
Service Shares	7/13/00	-13.39	4.52	10.94
MSCI All Country World Index		-9.42	4.26	9.46

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	6.6%
LVMH Moet Hennessy Louis Vuitton SE	3.3
Airbus SE	3.3
Adobe, Inc.	2.8
Anthem, Inc.	2.8
Intuit, Inc.	2.8
S&P Global, Inc.	2.7
Facebook, Inc., Cl. A	2.6
SAP SE	2.4
Nidec Corp.	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of investments.

1. Effective March 31, 2019, Mr. Bhaman will retire as Portfolio Manager and Vice President and Mr. Delano will be the sole Portfolio Manager of the Fund.

For more current Fund holdings, please visit oppenheimerfunds.com.

2      OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

Volatility returned to global equity markets in 2018, as trade tariffs, rising interest rates, and politics, yielded a challenging environment. Against this backdrop, the Fund’s Non-Service shares produced a return of -13.18%, underperforming the MSCI All Country World Index (the “Index”), which returned -9.42%. The most significant underperforming sectors for the Fund were Health Care, Financials, Consumer Discretionary, and Real Estate. Stock selection detracted from performance in these sectors. The portfolio outperformed the Index in the Information Technology sector due to stock selection and in the Materials sector, where we have no exposure. We are perennially underweight Energy and Materials. We like certain companies for their technology or their access to a very scarce resource. However, we don’t believe that we can predict either energy or materials prices consistently, and so will continue to invest relatively little in those sectors.

MARKET OVERVIEW

Markets were volatile in 2018 and chaotic in the fourth quarter of the year. While some companies reported weaker than expected numbers for the third quarter, it seems to us to have been extrapolated into something much bigger than is likely to unfold, at least for now. Basically, we have the same conditions we have had, a good economic environment, though perhaps not as strong as before, and low interest rates. The declines in individual stocks, as is common, were often much worse than the broad averages, and as we are not broad market investors, the recent market creates some very attractive opportunities for us that the broad averages might not be much exposed to. This is apt to be particularly true of some of what we see in technology and health care. The 20th century made a comeback over the last several months, but our bet is that the future continues to devour the past, as it always has.

FUND REVIEW

Top contributors to performance this period included Adobe Systems Incorporated, Intuit, Inc., and Kering SA.

Adobe Systems Incorporated has risen by more than fourfold over the last five years as they have undergone a shift to a subscription based model. This model is preferred by many customers, as it offers no meaningful upfront costs, license flexibility, and seamless updates.

Intuit’s small business and tax platforms, QuickBooks and TurboTax, continued to gain share. We also see a sizable opportunity for Intuit to attach adjacent services to both platforms and to penetrate markets outside the U.S.

Kering SA continued the resurgence in its operations, which began in mid-2016. Gucci’s resurgence as a desirable brand has driven significant growth in sales and profits, and we believe it remains relevant for future growth as well.

Detractors from performance this period included JD.com, Inc., Citigroup, Inc., and Facebook, Inc.

JD.com had a difficult year. As the number two player in Chinese e-commerce, we believe it has immense long-term potential. However, it has struggled to become consistently profitable, as it has been investing in the future. An additional controversy with JD erupted during the period, when news reports indicated that its CEO was the subject of a sexual assault investigation in Minneapolis, Minnesota this summer. As with our style, we will be patient with this name. We believe it has very significant upside potential, and the valuation is very low by global standards for an e-commerce company with a market position such as it has.

Citigroup, Inc., along with bank shares generally, underperformed in the fourth quarter of 2018 as the U.S. yield curve flattened, which negatively impacts bank profitability.

Facebook has been weak this year, with the Cambridge Analytica controversy in the spring and lowered guidance following its second quarter earnings report. Despite this, we find appeal in the shares and see no reason to alter our thinking about its long-term potential. The shares are now very cheap. Some clarity about the durability of its business model will likely be seen in coming earnings releases and we expect the share price will likely respond accordingly.

POSITIONING AND OUTLOOK

Our thematic, long-term, investment style leads us towards quality businesses with sustainability of both enterprise and advantage. This, we believe, is an important buffer to rising chatter of protectionist trade policies. Our holdings are selected for the sustainability of their purpose and the sensibility of their price. If we have this combination well calibrated, and we believe we do, then our portfolio should be able to weather trade controversies relatively well.

3      OPPENHEIMER GLOBAL FUND/VA

As we have noted previously, trade has always been a key contributor to the advancement of prosperity. At its core, trade is about specialization and scale advantages. That makes for higher levels of productivity, and rising productivity is what creates higher living standards. The ability to produce more with the same or lower costs makes us collectively more prosperous. We have had an extended period with a lot of bark, and a little bit of bite surrounding trade. We believe that this will be resolved relatively soon, at least to such as degree that everyone can declare themselves a victor.

The standoff that the U.S. government seems to be in, regarding funding and a border wall, is the same brinksmanship narrative that we have seen too many times to recall. Each one has led to lots of media coverage and market anxiety, but have not been important market or economic events. This one, like all the others, will end, probably soon, and the world can move on to other things.

Top of mind for us as we enter 2019 is opportunity. We believe there are some very good opportunities to invest in best of breed companies in structurally ascendant industries. During the fourth quarter, a number of them sold off in indiscriminate fashion. So, in the present you can always find worry in markets, that is the norm, five years and ten years from now, we believe many of the names that sold off in the quarter will likely be much higher. That is what we are focused on as we open the year. Quarters like the fourth quarter of 2018 often create a good setting for patient, long-term investors.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER GLOBAL FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18
1-Year -13.18% 5-Year 4.77% 10-Year 11.23%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18

1-Year    -13.39%  5-Year     4.52%    10-Year  10.94%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Non-Service shares	$1,000.00	$851.80	$3.65
Service shares	1,000.00	850.80	4.82

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.27	3.98
Service shares	1,000.00	1,020.01	5.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.78%
Service shares	1.03

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS December 31, 2018

	Shares	Value

Common Stocks—98.7%

Consumer Discretionary—27.4%

Automobiles—2.7%

Bayerische Motoren Werke AG	455,466	$32,415,483

Suzuki Motor Corp.	457,300	23,139,610

		55,555,093

Entertainment—2.2%

Capcom Co. Ltd.	608,000	12,119,961

Walt Disney Co. (The)	308,060	33,778,779

		45,898,740

Hotels, Restaurants & Leisure—0.5%

International Game Technology plc	724,261	10,595,938

Household Durables—0.9%

Newell Brands, Inc.	1,011,400	18,801,926

Interactive Media & Services—10.2%

Alphabet, Inc., Cl. A1	130,890	136,774,815

Baidu, Inc., Sponsored ADR[1]	126,560	20,072,416

Facebook, Inc., Cl. A1	407,860	53,466,367

		210,313,598

Internet & Catalog Retail—2.3%

Amazon.com, Inc.[1]	10,100	15,169,897

Farfetch Ltd., Cl. A1	552,040	9,776,628

JD.com, Inc., ADR[1]	1,087,577	22,762,987

		47,709,512

Specialty Retail—2.6%

Industria de Diseno Textil SA	1,182,023	30,133,398

Tiffany & Co.	291,690	23,483,962

		53,617,360

Textiles, Apparel & Luxury Goods—6.0%

Brunello Cucinelli SpA	164,542	5,655,079

Kering SA	97,600	45,678,227

LVMH Moet Hennessy Louis Vuitton SE	235,781	69,283,264

Puma SE	8,655	4,239,336

		124,855,906

Consumer Staples—4.0%

Food Products—2.2%

Unilever plc	864,070	45,223,407

Household Products—1.8%

Colgate-Palmolive Co.	654,270	38,942,150

Energy—0.7%

Energy Equipment & Services—0.7%

TechnipFMC plc	702,460	14,161,182

Financials—17.2%

Capital Markets—6.2%

Credit Suisse Group AG1	1,824,385	20,104,983

Goldman Sachs Group, Inc. (The)	155,040	25,899,432

S&P Global, Inc.	323,430	54,963,694

UBS Group AG1	2,161,861	26,986,428

		127,954,537

Commercial Banks—4.8%

Banco Bilbao Vizcaya Argentaria SA	1,621,743	8,554,716

Citigroup, Inc.	795,120	41,393,947

ICICI Bank Ltd., Sponsored ADR	3,130,204	32,209,799

Societe Generale SA	581,849	18,473,098

		100,631,560

Insurance—4.1%

Allianz SE	193,844	38,897,988

Dai-ichi Life Holdings, Inc.	817,600	12,668,951

Prudential plc	1,818,837	32,497,285

		84,064,224

Real Estate Management & Development—2.1%

DLF Ltd.	17,032,091	43,118,853

	Shares	Value

Health Care—14.3%

Biotechnology—7.8%

ACADIA Pharmaceuticals, Inc.[1]	417,390	$6,749,196

AnaptysBio, Inc.[1]	123,230	7,860,842

Biogen, Inc.[1]	68,000	20,462,560

Bluebird Bio, Inc.[1]	92,840	9,209,728

Blueprint Medicines Corp.[1]	196,170	10,575,525

Circassia Pharmaceuticals plc[1]	4,006,224	2,453,532

Gilead Sciences, Inc.	259,020	16,201,701

GlycoMimetics, Inc.[1]	545,010	5,161,245

Incyte Corp.[1]	198,730	12,637,241

Ionis Pharmaceuticals, Inc.[1]	232,180	12,551,651

Loxo Oncology, Inc.[1]	105,860	14,827,810

MacroGenics, Inc.[1]	511,180	6,491,986

Mirati Therapeutics, Inc.[1]	93,783	3,978,275

Sage Therapeutics, Inc.[1]	165,380	15,841,750

Shire plc	200,350	11,643,331

uniQure NV1	161,820	4,663,652

		161,310,025

Health Care Equipment & Supplies—0.7%

Zimmer Biomet Holdings, Inc.	143,610	14,895,229

Health Care Providers & Services—3.7%

Anthem, Inc.	221,345	58,131,837

Centene Corp.[1]	156,860	18,085,958

		76,217,795

Life Sciences Tools & Services—1.3%

Agilent Technologies, Inc.	395,150	26,656,819

Pharmaceuticals—0.8%

Bayer AG	241,985	16,779,523

Industrials—15.2%

Aerospace & Defense—3.3%

Airbus SE	706,830	67,601,897

Air Freight & Couriers—1.3%

United Parcel Service, Inc., Cl. B	268,790	26,215,089

Airlines—0.9%

International Consolidated Airlines Group SA	2,429,230	19,064,254

Building Products—1.2%

Assa Abloy AB, Cl. B	1,362,450	24,359,621

Construction & Engineering—0.5%

FLSmidth & Co. AS	244,997	11,007,629

Electrical Equipment—2.2%

Nidec Corp.	406,500	46,586,825

Industrial Conglomerates—2.7%

3M Co.	167,870	31,985,950

Siemens AG	207,853	23,181,696

		55,167,646

Machinery—2.2%

Atlas Copco AB, Cl. A	576,183	13,765,338

FANUC Corp.	127,400	19,153,021

Minebea Mitsumi, Inc.	950,000	13,642,004

		46,560,363

Professional Services—0.9%

Equifax, Inc.	197,710	18,412,732

Information Technology—19.9%

Electronic Equipment, Instruments, & Components—5.9%

Keyence Corp.	69,822	35,188,932

Murata Manufacturing Co. Ltd.	307,200	42,328,329

Omron Corp.	478,100	17,232,206

TDK Corp.	380,900	27,103,104
		121,852,571

IT Services—2.5%

Earthport plc[1]	14,765,253	5,048,559

7      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

IT Services (Continued)

PayPal Holdings, Inc.[1]	503,007	$42,297,859

StoneCo Ltd., Cl. A1	298,340	5,501,390

		52,847,808

Semiconductors & Semiconductor Equipment—2.7%

Maxim Integrated Products, Inc.	898,245	45,675,758

Renesas Electronics Corp.[1]	2,167,400	9,941,139

		55,616,897

Software—8.8%

Adobe, Inc.[1]	260,853	59,015,383

Intuit, Inc.	294,750	58,021,537

Nintendo Co. Ltd.	61,000	16,116,858

SAP SE	493,706	49,177,910

		182,331,688

	Shares	Value

Software (Continued)

Total Common Stocks (Cost $1,170,852,283)		$2,044,928,397

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $—)	4,053,320	443,563

Investment Company—0.6%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[2,3] (Cost $12,835,777)	12,835,777	12,835,777

Total Investments, at Value (Cost $1,183,688,060)	99.3%	2,058,207,737

Net Other Assets (Liabilities)	0.7	13,956,815

Net Assets	100.0%	$2,072,164,552

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	27,124,866	416,452,765	430,741,854	12,835,777

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$12,835,777	$291,363	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$1,008,050,345	48.9%
Japan	275,220,941	13.3
France	201,036,485	9.8
Germany	164,691,936	8.0
United Kingdom	128,224,847	6.2
India	75,772,216	3.7
Switzerland	47,091,411	2.3
China	42,835,403	2.1
Spain	38,688,114	1.9
Sweden	38,124,959	1.9
Ireland	11,643,331	0.6
Denmark	11,007,628	0.5
Italy	5,655,079	0.3
Brazil	5,501,390	0.3
Netherlands	4,663,652	0.2

Total	$2,058,207,737	100.0%

See accompanying Notes to Financial Statements.

8      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Decmber 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,170,852,283)	$2,045,371,960
Affiliated companies (cost $12,835,777)	12,835,777

2,058,207,737

Cash	2,026,072

Cash—foreign currencies (cost $8)	8

Receivables and other assets:
Dividends	6,121,873
Shares of beneficial interest sold	5,688,269
Investments sold	2,147,678
Other	182,662

Total assets	2,074,374,299

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,622,704
Distribution and service plan fees	197,655
Trustees’ compensation	152,462
Foreign capital gains tax	60,179
Shareholder communications	49,980
Other	126,767

Total liabilities	2,209,747

Net Assets	$2,072,164,552

Composition of Net Assets
Par value of shares of beneficial interest	$54,827

Additional paid-in capital	858,578,324

Total distributable earnings	1,213,531,401

Net Assets	$2,072,164,552

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,160,316,850 and 30,531,405 shares of beneficial interest outstanding)	$38.00

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $911,847,702 and 24,295,264 shares of beneficial interest outstanding)	$37.53

See accompanying Notes to Financial Statements.

9      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,774,231)	$41,353,418
Affiliated companies	291,363

Interest	14,695

Total investment income	41,659,476

Expenses
Management fees	16,562,044

Distribution and service plan fees - Service shares	3,042,370

Transfer and shareholder servicing agent fees:
Non-Service shares	1,684,071
Service shares	1,460,338

Shareholder communications:
Non-Service shares	107,629
Service shares	90,397

Custodian fees and expenses	156,196

Borrowing fees	84,418

Trustees’ compensation	73,980

Other	169,630

Total expenses	23,431,073
Less reduction to custodian expenses	(1,045)
Less waivers and reimbursements of expenses	(16,203)

Net expenses	23,413,825

Net Investment Income	18,245,651

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $136,498)	389,359,579
Foreign currency transactions	(187,862)

Net realized gain	389,171,717

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(723,643,838)
Translation of assets and liabilities denominated in foreign currencies	(112,159)

Net change in unrealized appreciation/(depreciation)	(723,755,997)

Net Decrease in Net Assets Resulting from Operations	$ (316,338,629)

See accompanying Notes to Financial Statements.

10      OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]

Operations
Net investment income	$18,245,651	$14,689,456

Net realized gain	389,171,717	221,558,318

Net change in unrealized appreciation/(depreciation)	(723,755,997)	558,931,074

Net increase (decrease) in net assets resulting from operations	(316,338,629)	795,178,848

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(111,686,198)	(12,766,011)
Service shares	(97,522,940)	(8,799,180)

Total dividends and distributions declared	(209,209,138)	(21,565,191)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(34,187,598)	(179,504,173)
Service shares	(156,723,848)	(115,703,050)

Total beneficial interest transactions	(190,911,446)	(295,207,223)

Net Assets
Total increase (decrease)	(716,459,213)	478,406,434

Beginning of period	2,788,623,765	2,310,217,331

End of period	$2,072,164,552	$2,788,623,765

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

11      OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$47.42	$35.02	$38.00	$39.50	$40.86

Income (loss) from investment operations:
Net investment income[1]	0.37	0.29	0.26	0.37[2]	0.52[2]
Net realized and unrealized gain (loss)	(5.99)	12.50	(0.42)	1.38[2]	0.44[2]

Total from investment operations	(5.62)	12.79	(0.16)	1.75	0.96

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.39)	(0.38)	(0.54)	(0.46)
Distributions from net realized gain	(3.33)	0.00	(2.44)	(2.71)	(1.86)

Total dividends and/or distributions to shareholders	(3.80)	(0.39)	(2.82)	(3.25)	(2.32)

Net asset value, end of period	$38.00	$47.42	$35.02	$38.00	$39.50

Total Return, at Net Asset Value[3]	(13.18)%	36.66%	0.08%	3.94%	2.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,160,317	$1,479,034	$1,245,070	$1,406,001	$1,468,107

Average net assets (in thousands)	$1,401,836	$1,379,895	$1,270,049	$1,502,338	$1,532,383

Ratios to average net assets:[4]
Net investment income	0.81%	0.69%	0.75%	0.92%[2]	1.30%[2]
Expenses excluding specific expenses listed below	0.78%	0.76%	0.77%	0.76%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	0.78%	0.76%	0.77%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%[7]	0.76%[7]	0.77%[7]	0.76%[7]	0.76%[7]

Portfolio turnover rate	16%	9%	14%	14%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.78%
Year Ended December 31, 2017	0.76%
Year Ended December 31, 2016	0.77%
Year Ended December 31, 2015	0.76%
Year Ended December 31, 2014	0.76%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER GLOBAL FUND/VA

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$46.88	$34.64	$37.59	$39.10	$40.47

Income (loss) from investment operations:
Net investment income[1]	0.26	0.18	0.17	0.28[2]	0.42[2]
Net realized and unrealized gain (loss)	(5.92)	12.36	(0.41)	1.36[2]	0.42[2]

Total from investment operations	(5.66)	12.54	(0.24)	1.64	0.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.30)	(0.27)	(0.44)	(0.35)
Distributions from net realized gain	(3.33)	0.00	(2.44)	(2.71)	(1.86)

Total dividends and/or distributions to shareholders	(3.69)	(0.30)	(2.71)	(3.15)	(2.21)

Net asset value, end of period	$37.53	$46.88	$34.64	$37.59	$39.10

Total Return, at Net Asset Value[3]	(13.39)%	36.32%	(0.16)%	3.67%	2.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$911,848	$1,309,590	$1,065,147	$1,081,711	$1,204,379

Average net assets (in thousands)	$1,215,299	$1,207,002	$1,016,772	$1,219,501	$1,265,528

Ratios to average net assets:[4]
Net investment income	0.56%	0.43%	0.49%	0.70%[2]	1.05%[2]
Expenses excluding specific expenses listed below	1.03%	1.01%	1.02%	1.01%	1.01%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.03%	1.01%	1.02%	1.01%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%[7]	1.01%[7]	1.02%[7]	1.01%[7]	1.01%[7]

Portfolio turnover rate	16%	9%	14%	14%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.03%
Year Ended December 31, 2017	1.01%
Year Ended December 31, 2016	1.02%
Year Ended December 31, 2015	1.01%
Year Ended December 31, 2014	1.01%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against

14      OPPENHEIMER GLOBAL FUND/VA

2. Significant Accounting Policies (Continued)

liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$18,602,380	$339,695,425	$—	$855,385,904

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund utilized $17,365,953 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[3]

$41,445,526	$41,445,526

3. $41,445,526, including $41,433,466 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017

Distributions paid from:
Ordinary income	$23,283,339	$21,565,191
Long-term capital gain	185,925,799	—

Total	$209,209,138	$21,565,191

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,202,560,358

Federal tax cost of other investments	8

Total federal tax cost	$1,202,560,366

Gross unrealized appreciation	$979,753,837

Gross unrealized depreciation	(124,367,933)

Net unrealized appreciation	$855,385,904

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

15      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

16      OPPENHEIMER GLOBAL FUND/VA

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$344,683,715	$222,664,358	$—	$567,348,073
Consumer Staples	38,942,150	45,223,407	—	84,165,557
Energy	—	14,161,182	—	14,161,182
Financials	154,466,872	201,302,302	—	355,769,174
Health Care	264,983,005	30,876,386	—	295,859,391
Industrials	76,613,771	238,362,285	—	314,976,056
Information Technology	210,511,927	202,137,037	—	412,648,964
Preferred Stock	443,563	—	—	443,563
Investment Company	12,835,777	—	—	12,835,777

Total Assets	$1,103,480,780	$954,726,957	$—	$2,058,207,737

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund

17      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

A shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 30% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,572,044	$70,351,613	1,449,891	$60,471,325
Dividends and/or distributions reinvested	2,449,259	111,686,198	305,626	12,766,011
Redeemed	(4,681,582)	(216,225,409)	(6,113,341)	(252,741,509)

Net decrease	(660,279)	$(34,187,598)	(4,357,824)	$(179,504,173)

Service Shares
Sold	2,224,972	$100,346,158	2,582,124	$107,475,911
Dividends and/or distributions reinvested	2,162,851	97,522,940	212,797	8,799,180
Redeemed	(8,029,064)	(354,592,946)	(5,605,593)	(231,978,141)

Net decrease	(3,641,241)	$(156,723,848)	(2,810,672)	$(115,703,050)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$420,953,394	$797,389,581

18      OPPENHEIMER GLOBAL FUND/VA

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.63% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $16,203 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of

19      OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Acquisition (Continued)

Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

20      OPPENHEIMER GLOBAL FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 14, 2019

21      OPPENHEIMER GLOBAL FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $3.33306 per share were paid to Non-Service and Service shareholders, respectively, on June 19, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 61.73% to arrive at the amount eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $2,618,221 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $16,574,216 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman and John Delano, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other world large stock funds underlying variable insurance products. The Board considered that the Fund outperformed its category median during all periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other world large stock funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s total expenses and contractual management fee were lower than their respective peer group medians and category medians. The Board further considered that the Adviser has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investments in funds managed by the Adviser or its affiliates.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

23      OPPENHEIMER GLOBAL FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24      OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

25      OPPENHEIMER GLOBAL FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

26      OPPENHEIMER GLOBAL FUND/VA

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

Rajeev Bhaman,

Vice President (since 2004)

Year of Birth: 1963

John Delano,

Vice President (since 2017)

Year of Birth: 1972

Cynthia Lo Bessette,

Secretary and Chief Legal Officer (since 2016)

Year of Birth: 1969

The addresses of the Officers in the chart below are as follows: for Messrs. Bhaman, Delano Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Director of Global Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since May 2006); Vice President of the Sub-Adviser (January 1997-May 2006). An officer of other portfolios in the OppenheimerFunds complex.

Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Director of Equity Research, Global Team, of the Sub-Adviser (since October 2010); Director of Equity Research, Growth Team, of the Sub-Adviser (April 2007 - October 2010).

Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

27      OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

*Effective March 31, 2019, Mr. Bhaman will retire as Portfolio Manager and Vice President and Mr. Delano will be the sole Portfolio Manager of the Fund.

Before investing in any of the Oppenheimer funds, investors should carefully consider a Fund’s investment objective, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2018
Oppenheimer
Main Street Fund®/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Manind Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	7/5/95	-7.89%	6.58%	12.17%
Service Shares	7/13/00	-8.10	6.31	11.89
S&P 500 Index		-4.38	8.49	13.12

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	6.3%
JPMorgan Chase & Co.	3.9
Merck & Co., Inc.	3.9
UnitedHealth Group, Inc.	3.6
Amazon.com, Inc.	3.3
Facebook, Inc., Cl. A	3.3
Motorola Solutions, Inc.	2.9
Prologis, Inc.	2.6
Lockheed Martin Corp.	2.4
Apple, Inc.	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

2      OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

During a volatile year, the Fund’s Non-Service shares produced a return of -7.89%. In comparison, the S&P 500 Index (the “Index”) returned -4.38%. On the heels of the largest quarterly return for the S&P 500 Index since 2013, the fourth quarter of 2018 experienced the largest quarterly decline since the fourth quarter of 2008. The Fund’s underperformance versus the Index for the one-year period ended December 31, 2018, stemmed largely from stock selection in the Information Technology, Communication Services, Consumer Staples, and Consumer Discretionary sectors. The Fund outperformed the Index in Financials and Materials due to stock selection.

MARKET OVERVIEW

The U.S. economy continues to exhibit good economic growth, low unemployment and modest inflation. This is driven partly by tax cuts, technological innovation and falling regulatory hurdles. That said, the effects of the strain in the trading relationship with China have been a headwind to growth, but not nearly enough to offset the strong momentum in the economy.

This economic growth has been fairly broad-based across sectors. However, the stock price performance has not been as broad-based. Value stocks outperformed growth stocks during the fourth quarter of 2018, snapping a streak of seven consecutive quarters of the Russell 1000 Value Index underperforming the Russell 1000 Growth Index. This was helped by a rotation into defensive stocks and out of some of the high-flying technology names. However, growth stocks still significantly outperformed for the full calendar year.

We continue to focus on the fundamentals of each business to drive our investment decisions versus getting caught up in the temporary emotions of the market, always with the long-term welfare of our shareholders in mind. Our philosophy is to focus on companies we believe have sustainable competitive advantages that can outperform in most market environments. We combine this with our valuation discipline to seek a margin of safety, with downside protection ever an important consideration. That being said, we do have a history of underperforming in go-go markets and outperforming in bear markets.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to performance this period included Merck & Co., Church & Dwight, and Motorola Solutions.

Merck had some Keytruda (immuno-oncology franchise and largest growth driver) approvals and positive data while their competitors’ data didn’t match up or failed. Also, pharmaceuticals performed relatively well in general as a more defensive industry during a sharp market selloff.

Church & Dwight, a consumer products company, saw third-quarter sales hold steady on a 1-year basis and accelerated slightly on a 2-year basis. Additionally, the margin outlook improved as pricing trends turned positive for the first time in nine quarters.

Motorola Solutions continued to display strong execution and to benefit from a favorable environment for public-safety spending. The company has recorded record backlogs with improved margins and return on invested capital.

TOP INDIVIDUAL DETRACTORS

Not owning Amazon, one of the largest index weights, through the end of April was the biggest relative detractor. We re-initiated a position in the company at the very end of April 2018 after previously selling the stock in early 2017. Other top detractors to relative performance that were owned in the portfolio included Kraft Heinz and DXC. Kraft stepped up reinvestment in 2018 – reinvesting tax reform windfall – which clipped industry-high margins and, although these investments seemingly resulted in the strongest organic sales growth in the company’s history in the third quarter, cost pressures took another step up in the order to deliver company record volumes. Shares of DXC declined sharply on a quarterly revenue shortfall. We believe the primary issues driving the revenue shortfall are company specific and self-inflicted and thus should be fixable. The company attributed the shortfall to a re-organization in the sales force that resulted in execution issues and a shortage of skilled labor to meet demand for digital transformation projects, both of which are being addressed.

STRATEGY & OUTLOOK

In the short term, we expect the U.S. economy to continue to show economic growth, albeit at slower rates than experienced in 2018 as the “sugar high” from tax cuts wears off. This will be driven by favorable ongoing consumer confidence, falling regulatory hurdles, as well as technological innovation. The biggest macro risks we see are trade tariffs and higher interest rates.

3      OPPENHEIMER MAIN STREET FUND/VA

Speculation remains at an elevated level. Mania around cryptocurrency earlier in the year and cannabis stocks more recently are symptoms of these. We believe an equally big risk to stock prices is the stock market’s preference for so called “disruptors” and the potential for stocks with this perceived characteristic to become crowded trades and have valuations untethered to financial reality. While some of the high flyers lost altitude in the fourth quarter as the market corrected, a true capitulation point has not yet been reached.

Regarding trade tariffs, while concern has risen in recent weeks, the market continues to view bluster from D.C. as a negotiating tactic and is implying that all will end well. So far this has been borne out in trade negotiations between the U.S., Mexico and Canada. A true escalation could severely hamper global growth and thereby stock prices. Innovation, while a positive for the overall economy over the long term, creates short-term disruptions of which to be cognizant. Lastly, we are afraid companies have become addicted to low interest rates. If interest rates were to continue to rise materially, some companies’ historical decisions will look like a misallocation of capital and negatively impact their stock prices.

We believe a rise in interest rates and other monetary tightening will have profound implications for the equity markets. Due to the 2008 crisis, interest rates were driven to record lows and a flood of liquidity was unleashed. Short-term interest rates were at essentially zero and even longer rates were driven to around 2%. This was not just flash in the pan either, as the rates stayed at these levels for multiple years. When the cost of money became close to zero and its availability abundant, the equity market’s horizon became longer for start-ups delivering profits. As a result, we have seen several companies focus on revenue growth through disruption without regard to profit generation.

We are afraid even established companies are addicted to low interest rates which is not sustainable for longer-term profitable growth. Once this corrects, it will be healthy in the longer-term because it will drive companies to generate profits. “Profitable Revenue Growth” is better, tougher and more sustainable than mere “Revenue Growth”. Over time, companies that generate such profitable growth are more durable investments with better down-side protection even though they may look a little short in a speculative environment. As a famous investor once said, you don’t know who has been swimming naked until the tide rolls out. At the moment, the tide is lower than it was a few months ago, but still relatively high. We know this won’t be the situation in perpetuity.

We continue to maintain our discipline around valuation and focus on companies with competitive advantages and skilled management teams that are out-executing peers. Evidence of this in the companies we look for include high returns on invested capital, consistently strong pricing power, and/or rising market shares. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance, especially in down markets.

We fully believe that over a complete market cycle, the value of our strategy will become apparent again.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

4      OPPENHEIMER MAIN STREET FUND/VA

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18

1-Year     -7.89%     5-Year     6.58%   10-Year   12.17%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18

1-Year    -8.10%    5-Year     6.31%    10-Year    11.89%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Non-Service shares	$1,000.00	$921.60	$ 3.93
Service shares	1,000.00	920.50	5.15

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.12	4.13
Service shares	1,000.00	1,019.86	5.41

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.81%
Service shares	1.06

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS December 31, 2018

	Shares	Value

Common Stocks—98.5%
Consumer Discretionary—14.8%
Hotels, Restaurants & Leisure—1.1%
Starbucks Corp.	194,600	$12,532,240
Interactive Media & Services—3.3%
Facebook, Inc., Cl. A1	278,400	36,495,456
Internet & Catalog Retail—4.3%
Amazon.com, Inc.[1]	24,390	36,633,048
Booking Holdings, Inc.[1]	6,600	11,367,972
		48,001,020
Specialty Retail—6.1%
Best Buy Co., Inc.	363,700	19,261,552
Lowe’s Cos., Inc.	264,880	24,464,317
O’Reilly Automotive, Inc.[1]	42,076	14,488,029
Ulta Beauty, Inc.[1]	41,930	10,266,141
		68,480,039
Consumer Staples—7.0%
Beverages—2.5%
Constellation Brands, Inc., Cl. A	40,790	6,559,848
PepsiCo, Inc.	191,398	21,145,651
		27,705,499
Food Products—1.1%
Kraft Heinz Co. (The)	282,645	12,165,041
Household Products—1.6%
Church & Dwight Co., Inc.	270,730	17,803,205
Tobacco—1.8%
Philip Morris International, Inc.	306,449	20,458,535
Energy—5.2%
Energy Equipment & Services—1.1%
Schlumberger Ltd.	331,340	11,954,747
Oil, Gas & Consumable Fuels—4.1%
Magellan Midstream Partners LP2	385,810	22,014,319
Suncor Energy, Inc.	855,920	23,940,082
		45,954,401
Financials—19.9%
Capital Markets—5.3%
Bank of New York Mellon Corp. (The)	397,250	18,698,557
CME Group, Inc., Cl. A	52,790	9,930,855
Intercontinental Exchange, Inc.	193,690	14,590,668
S&P Global, Inc.	95,101	16,161,464
		59,381,544
Commercial Banks—6.2%
JPMorgan Chase & Co.	443,170	43,262,256
SunTrust Banks, Inc.	235,470	11,877,107
Wells Fargo & Co.	311,180	14,339,174
		69,478,537
Diversified Financial Services—4.0%
AXA Equitable Holdings, Inc.	1,186,006	19,723,280
Berkshire Hathaway, Inc., Cl. B1	124,590	25,438,786
		45,162,066
Insurance—1.8%
Marsh & McLennan Cos., Inc.	90,370	7,207,008
Progressive Corp. (The)	216,270	13,047,569
		20,254,577
Real Estate Investment Trusts (REITs)—2.6%
Prologis, Inc.	484,873	28,471,742
Health Care—15.3%
Biotechnology—1.6%
Celgene Corp.[1]	67,190	4,306,207
Gilead Sciences, Inc.	210,200	13,148,010
		17,454,217

	Shares	Value
Health Care Equipment & Supplies—2.5%
Align Technology, Inc.[1]	20,370	$4,266,089
Boston Scientific Corp.1	387,340	13,688,595
Zimmer Biomet Holdings, Inc.	101,130	10,489,204
		28,443,888
Health Care Providers & Services—4.4%
DaVita, Inc.[1]	96,204	4,950,658
Laboratory Corp. of America Holdings[1]	36,170	4,570,441
UnitedHealth Group, Inc.	159,630	39,767,026
		49,288,125
Health Care Technology—0.7%
Cerner Corp.[1]	145,650	7,637,886
Life Sciences Tools & Services—1.9%
Agilent Technologies, Inc.	318,050	21,455,653
Pharmaceuticals—4.2%
AstraZeneca plc, Sponsored ADR	88,740	3,370,345
Merck & Co., Inc.	565,890	43,239,655
		46,610,000
Industrials—9.0%
Aerospace & Defense—2.4%
Lockheed Martin Corp.	101,940	26,691,970
Commercial Services & Supplies—1.2%
Republic Services, Inc., Cl. A	184,850	13,325,837
Machinery—1.4%
Illinois Tool Works, Inc.	126,960	16,084,562
Professional Services—0.6%
Nielsen Holdings plc	266,990	6,228,877
Road & Rail—2.1%
Union Pacific Corp.	168,210	23,251,668
Trading Companies & Distributors—1.3%
Fastenal Co.	288,400	15,080,436
Information Technology—21.0%
Communications Equipment—2.9%
Motorola Solutions, Inc.	277,070	31,874,133
IT Services—5.4%
Amdocs Ltd.	349,890	20,496,556
DXC Technology Co.	278,990	14,833,898
First Data Corp., Cl. A1	758,030	12,818,287
Visa, Inc., Cl. A	92,560	12,212,367
		60,361,108
Semiconductors & Semiconductor Equipment—2.1%
Applied Materials, Inc.	423,910	13,878,813
Texas Instruments, Inc.	102,490	9,685,305
		23,564,118
Software—7.0%
Microsoft Corp.	689,950	70,078,221
ServiceNow, Inc.[1]	46,080	8,204,544
		78,282,765
Technology Hardware, Storage & Peripherals—3.6%
Apple, Inc.	165,326	26,078,523
NetApp, Inc.	149,930	8,946,323
Western Digital Corp.	139,125	5,143,452
		40,168,298
Materials—1.8%
Chemicals—1.8%
Ecolab, Inc.	97,410	14,353,364
PPG Industries, Inc.	50,870	5,200,440
		19,553,804
Telecommunication Services—2.0%
Diversified Telecommunication Services—2.0%
Verizon Communications, Inc.	391,725	22,022,780

7      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Utilities—2.5%
Electric Utilities—1.5%
Duke Energy Corp.	196,900	$16,992,470
Multi-Utilities—1.0%
National Grid plc	1,120,080	10,831,807
Total Common Stocks (Cost $1,007,072,194)		1,099,503,051

	Shares	Value
Investment Company—2.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[3,4] (Cost $26,902,751)	26,902,751	$26,902,751
Total Investments, at Value (Cost $1,033,974,945)	100.9%	1,126,405,802
Net Other Assets (Liabilities)	(0.9)	(9,778,266)
Net Assets	100.0%	$1,116,627,536

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	19,085,774	325,607,323	317,790,346	26,902,751

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$26,902,751	$330,605	$—	$—

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,007,072,194)	$1,099,503,051
Affiliated companies (cost $26,902,751)	26,902,751

1,126,405,802

Cash	750,000

Receivables and other assets:
Dividends	2,093,739
Shares of beneficial interest sold	1,029,035
Other	152,993

Total assets	1,130,431,569

Liabilities
Payables and other liabilities:
Investments purchased	11,908,490
Shares of beneficial interest redeemed	1,552,540
Distribution and service plan fees	139,246
Trustees’ compensation	135,396
Shareholder communications	31,688
Other	36,673

Total liabilities	13,804,033

Net Assets	$1,116,627,536

Composition of Net Assets
Par value of shares of beneficial interest	$41,910

Additional paid-in capital	812,993,122

Total distributable earnings	303,592,504

Net Assets	$1,116,627,536

Net Asset Value Per Share
Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $485,229,394 and 18,095,402 shares of beneficial interest outstanding)	$26.82

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $631,398,142 and 23,814,925 shares of beneficial interest outstanding)	$26.51

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $147,105)	$23,160,343
Affiliated companies	330,605

Interest	2,341

Total investment income	23,493,289

Expenses
Management fees	8,493,002

Distribution and service plan fees — Service shares	1,853,682

Transfer and shareholder servicing agent fees:
Non-Service shares	652,233
Service shares	889,767

Shareholder communications:
Non-Service shares	44,768
Service shares	60,611

Borrowing fees	41,605

Trustees’ compensation	41,096

Custodian fees and expenses	8,218

Other	83,059

Total expenses	12,168,041
Less reduction to custodian expenses	(380)
Less waivers and reimbursements of expenses	(17,859)

Net expenses	12,149,802

Net Investment Income	11,343,487

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	222,507,418
Foreign currency transactions	(41,761)

Net realized gain	222,465,657

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(328,734,304)
Translation of assets and liabilities denominated in foreign currencies	(1,941)

Net change in unrealized appreciation/(depreciation)	(328,736,245)

Net Decrease in Net Assets Resulting from Operations	$(94,927,101)

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]

Operations
Net investment income	$11,343,487	$12,822,734

Net realized gain	222,465,657	121,840,022

Net change in unrealized appreciation/(depreciation)	(328,736,245)	68,971,875

Net increase (decrease) in net assets resulting from operations	(94,927,101)	203,634,631

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(53,341,045)	(15,660,180)
Service shares	(71,631,264)	(21,519,046)

Total dividends and distributions declared	(124,972,309)	(37,179,226)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	17,298,831	9,551,567
Service shares	(27,705,526)	(86,863,753)

Total beneficial interest transactions	(10,406,695)	(77,312,186)

Net Assets
Total increase (decrease)	(230,306,105)	89,143,219

Beginning of period	1,346,933,641	1,257,790,422

End of period	$1,116,627,536	$1,346,933,641

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 – New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$32.25	$28.41	$29.24	$33.61	$31.24
Income (loss) from investment operations:
Net investment income[1]	0.32	0.34	0.33	0.33	0.28
Net realized and unrealized gain (loss)	(2.55)	4.41	2.76	0.80	3.01

Total from investment operations	(2.23)	4.75	3.09	1.13	3.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.39)	(0.34)	(0.32)	(0.27)
Distributions from net realized gain	(2.82)	(0.52)	(3.58)	(5.18)	(0.65)

Total dividends and/or distributions to shareholders	(3.20)	(0.91)	(3.92)	(5.50)	(0.92)
Net asset value, end of period	$26.82	$32.25	$28.41	$29.24	$33.61

Total Return, at Net Asset Value[2]	(7.89)%	16.91%	11.62%	3.33%	10.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$485,230	$561,555	$485,196	$518,456	$559,933
Average net assets (in thousands)	$543,152	$535,770	$502,522	$541,020	$554,449
Ratios to average net assets:[3]
Net investment income	1.03%	1.12%	1.16%	1.05%	0.86%
Expenses excluding specific expenses listed below	0.80%	0.78%	0.79%	0.78%	0.77%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.80%	0.78%	0.79%	0.78%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%[6]	0.78%[6]	0.79%[6]	0.78%[6]	0.77%[6]
Portfolio turnover rate	65%	35%	33%	44%	43%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.80%
Year Ended December 31, 2017	0.78%
Year Ended December 31, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.77%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET FUND/VA

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$31.91	$28.12	$28.98	$33.33	$30.99
Income (loss) from investment operations:
Net investment income[1]	0.24	0.26	0.26	0.25	0.19
Net realized and unrealized gain (loss)	(2.53)	4.37	2.72	0.80	2.99

Total from investment operations	(2.29)	4.63	2.98	1.05	3.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.32)	(0.26)	(0.22)	(0.19)
Distributions from net realized gain	(2.82)	(0.52)	(3.58)	(5.18)	(0.65)

Total dividends and/or distributions to shareholders	(3.11)	(0.84)	(3.84)	(5.40)	(0.84)
Net asset value, end of period	$26.51	$31.91	$28.12	$28.98	$33.33

Total Return, at Net Asset Value[2]	(8.10)%	16.63%	11.30%	3.11%	10.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$631,398	$785,379	$772,594	$715,328	$806,023
Average net assets (in thousands)	$740,691	$788,342	$725,836	$757,218	$856,467
Ratios to average net assets:[3]
Net investment income	0.78%	0.87%	0.94%	0.80%	0.61%
Expenses excluding specific expenses listed below	1.05%	1.03%	1.04%	1.03%	1.02%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.05%	1.03%	1.04%	1.03%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%[6]	1.03%[6]	1.04%[6]	1.03%[6]	1.02%[6]
Portfolio turnover rate	65%	35%	33%	44%	43%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.05%
Year Ended December 31, 2017	1.03%
Year Ended December 31, 2016	1.04%
Year Ended December 31, 2015	1.03%
Year Ended December 31, 2014	1.02%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian

14      OPPENHEIMER MAIN STREET FUND/VA

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$15,018,484	$197,609,369	$—	$91,100,040

1.	During the reporting period, the Fund utilized $16,688 of capital loss carryforward to offset capital gains realized in that fiscal year.
2.	During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[3]
$20,665,886	$20,665,886

3.	$20,671,701 including $20,284,566 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income	$27,663,938	$14,838,310
Long-term capital gain	97,308,371	22,340,916

Total	$124,972,309	$37,179,226

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

15      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,035,299,452

Gross unrealized appreciation	$180,226,403

Gross unrealized depreciation	(89,126,363)

Net unrealized appreciation	$91,100,040

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

16      OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$165,508,755	$—	$—	$165,508,755
Consumer Staples	78,132,280	—	—	78,132,280
Energy	57,909,148	—	—	57,909,148
Financials	222,748,466	—	—	222,748,466
Health Care	170,889,769	—	—	170,889,769
Industrials	100,663,350	—	—	100,663,350
Information Technology	234,250,422	—	—	234,250,422
Materials	19,553,804	—	—	19,553,804
Telecommunication Services	22,022,780	—	—	22,022,780
Utilities	16,992,470	10,831,807	—	27,824,277
Investment Company	26,902,751	—	—	26,902,751

Total Assets	$1,115,573,995	$10,831,807	$—	$1,126,405,802

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general

17      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,272,402	$37,785,582	2,189,995	$66,648,162
Dividends and/or distributions reinvested	1,802,062	53,341,045	515,816	15,660,180
Acquisition—Note 10	—	—	14,913	454,099
Redeemed	(2,391,616)	(73,827,796)	(2,388,470)	(73,210,874)

Net increase	682,848	$17,298,831	332,254	$9,551,567

Service Shares
Sold	2,634,038	$78,888,308	1,395,024	$42,024,615
Dividends and/or distributions reinvested	2,444,753	71,631,264	715,394	21,519,046
Acquisition—Note 10	—	—	244,900	7,376,390
Redeemed	(5,873,057)	(178,225,098)	(5,216,278)	(157,783,804)

Net decrease	(794,266)	$(27,705,526)	(2,860,960)	$(86,863,753)

18      OPPENHEIMER MAIN STREET FUND/VA

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$821,821,231	$940,074,382

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $17,859 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to

19      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Acquisition of Oppenheimer Equity Income Fund/VA

On May 1, 2017, the Fund acquired all of the net assets of Oppenheimer Equity Income Fund/VA, pursuant to an Agreement and Plan of Reorganization approved by the Fund’s Board. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer Equity Income Fund/VA	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on May 1, 2017[1]
Non-Service shares	0.347188309	14,913	$454,099	$522,307,311
Service shares	0.430279316	244,900	7,376,390	789,160,812

1. The net assets acquired included net unrealized appreciation of $1,182,786 and an unused capital loss carryforward of $126,540, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s pro forma Statement of Operations would have been as follows (Unaudited):

Net investment income	$12,883,960
Net gain on investments	190,984,944
Net increase in net assets resulting from operations	203,868,904

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the tax cost basis of the investments received from Oppenheimer Equity Income Fund/VA were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Oppenheimer Equity Income Fund/VA that have been included in the Fund’s Statement of Operations since May 1, 2017.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

20      OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 14, 2019

21      OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $2.4517 per share were paid to Non-Service and Service shareholders, respectively, on June 19, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

22      OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind (“Mani”) Govil, Benjamin Ram and Paul Larson, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other large blend funds underlying variable insurance products. The Board considered that the Fund outperformed its category median during the three- and ten-year periods, though it underperformed its category median during the remaining periods. The Board also considered that the Fund ranked in the 4th and 34th percentiles of its category for the 2015 and 2016 calendar years, respectively, and that underperformance during 2017 affected the Fund’s performance record. In this regard, the Board noted that, when it reviewed the Fund’s performance and considered renewing the Agreements during the prior year, the Fund had outperformed its category median for all periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s total expenses were higher than its peer group median and category median. The Board also considered that the Fund’s contractual management fee was lower than its category median and equal to its peer group median. The Board further considered that the Adviser has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investment in funds managed by the Adviser or its affiliates.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee

23      OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

24      OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

25      OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

26      OPPENHEIMER MAIN STREET FUND/VA

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Larson, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil, Vice President (since 2009) Year of Birth: 1969	Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-March 2009). Head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005), and was lead portfolio manager - core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc.

Benjamin Ram, Vice President (since 2009) Year of Birth: 1972	Senior Portfolio Manager of the Sub-Adviser (since January 2011); Vice President and Portfolio Manager of the Sub-Adviser (May 2009 - December 2010). Sector Manager for Financial Investments and co-Portfolio Manager for mid-cap portfolios with the RS Core Equity Team of RS Investments Management Co. LLC (October 2006-May 2009); Portfolio Manager of Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investments Management Co. LLC. Financial analyst (2003-2005) and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc.; Bank analyst at Legg Mason Securities (2000-2003); senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000).

Paul Larson, Vice President (since 2014) Year of Birth: 1971	Vice President of the Sub-Adviser (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

27      OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2018
Oppenheimer
Main Street Small Cap Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/1/98	-10.32%	4.94%	13.37%
Service Shares	7/16/01	-10.54	4.69	13.09
Russell 2000 Index		-11.01	4.41	11.97

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS
Korn/Ferry International	2.1%
Four Corners Property Trust, Inc.	2.1
CACI International, Inc., Cl. A	2.0
ASGN, Inc.	1.9
Jack in the Box, Inc.	1.8
National Storage Affiliates Trust	1.8
Zynga, Inc., Cl. A	1.8
Generac Holdings, Inc.	1.7
j2 Global, Inc.	1.6
Visteon Corp.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

2        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

During a volatile year, the Fund’s Non-Service shares produced a return of -10.32%. In comparison, the Fund outperformed the Russell 2000 Index (the “Index”), which returned -11.01%. The Fund’s outperformance versus the Index for the one-year period ended December 31, 2018, stemmed largely from stock selection within the Energy, Health Care, and Information Technology sectors. The largest underperformer for the Fund was stock selection in the Financials sector. Stock selection in the Industrials and Materials sectors also detracted from performance this period.

MARKET OVERVIEW

The U.S. economy continues to exhibit good economic growth, low unemployment and modest inflation. This is driven partly by tax cuts, technological innovation and falling regulatory hurdles. That said, the effects of the strain in the trading relationship with China have been a headwind to growth, but not nearly enough to offset the strong momentum in the economy.

Markets were volatile in 2018, particularly later in the year. Small caps, and equity markets in general, were under severe pressure during the fourth quarter of 2018 with the Russell 2000 Index declining by roughly 20%. The S&P 500 Index also experienced its worst quarterly return since the depths of the financial crises in 2008.

We continue to focus on the fundamentals of each business to drive our investment decisions versus getting caught up in the temporary emotions of the market, always with the long-term welfare of our shareholders in mind. Our philosophy is to focus on companies we believe have sustainable competitive advantages that can outperform in most market environments. We combine this with our valuation discipline to seek a margin of safety, with downside protection an important consideration. That being said, we do have a history of underperforming in go-go markets and out-performing in bear markets.

TOP INDIVIDUAL CONTRIBUTORS

Holdings that were contributors to the Fund’s performance this period included Renewable Energy Group, Amedisys, and Etsy.

Home health provider Amedisys posted several quarters of better-than-expected earnings due to operational improvements, notably in labor cost management. Investors also warmed to the home health space as the reimbursement environment has improved, which we have long expected based on the lower all-in cost and patient preference for treatment. Late in the year we exited the position at a significant profit due to valuation.

Renewable Energy Group rallied as investors cheered the company’s second quarter earnings report showing improved profitability and a strengthening balance sheet. These results were supported by regulatory measures enacted late last year reducing imports along with a retroactive extension of the biodiesel mixture excise tax credit for 2017, which boosted earnings and removed an uncertainty overhang to the stock. These developments have helped the company to continue emerging as a long-term leader in bio-based fuel.

Etsy’s stock moved substantially higher after instituting a significant price increase to narrow the “take rate” discount that was in place relative to other marketplaces. This was interpreted by the market as a sign of confidence that the marketplace has developed enough stickiness with sellers to support pricing power. Along with the pricing move helping top-line revenue growth and margins, the company will reinvest some of the proceeds to support more aggressive marketing to gain new buyers, enhance repeat purchase activity and improve conversion, which offers a lot of runway for continued strong growth for the foreseeable future.

TOP INDIVIDUAL DETRACTORS

Top detractors from performance included Visteon, Summit Materials, and Prestige Consumer Healthcare.

Visteon designs, engineers and manufactures cockpit electronics products and connected car solutions for most of the world’s major vehicle manufacturers. After a strong run over the past two to three years of meeting/beating analyst earnings estimates, the company reported had a disappointing 2018. Specifically, the company has been facing increasing headwinds related to softening vehicle production, diesel demand, and tariffs. While we acknowledge that the near-term outlook for the company has weakened, we think the company’s large backlog of $21 billion (roughly 7x annual sales), strong balance sheet and free cash flow, should help them weather a more challenging environment. After the recent pullback, we see the shares as having an attractive risk-reward given our two- to three-year outlook.

3        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Summit is one of the fastest growing construction materials companies that supplies aggregates, cement, ready-mix concrete and asphalt paving mix in the U.S. and western Canada. The company had a rough 2018 given the negative impact from poor weather in several of its key end markets combined with higher costs for raw materials, freight, labor, and fuel. Demand remains generally healthy and we are optimistic regarding the outlook for infrastructure spending over the next three to five years, which we believe should be beneficial for Summit. After the stock’s recent pullback, we see the shares as offering an attractive risk-reward over the intermediate-to-long term.

Prestige markets, sells, and distributes various over-the-counter healthcare and consumer products. In 2017 and into 2018, Consumer Staples as a group were under pressure due to a variety of factors, and Prestige was no exception. Organic sales trends slowed and cost pressures increased, especially for transportation. Despite an attractive valuation, we exited the stock during the second quarter of 2018 as we did not see a catalyst for fundamental improvement.

STRATEGY & OUTLOOK

In the short term, we expect the U.S. economy to continue to show economic growth, albeit at slower rates than experienced in 2018 as the “sugar high” from tax cuts wears off. This will be driven by favorable ongoing consumer confidence, falling regulatory hurdles, as well as technological innovation. The biggest macro risks we see are trade tariffs and higher interest rates.

Speculation remains at an elevated level. Mania around cryptocurrency earlier in the year and cannabis stocks more recently are symptoms of these. We believe an equally big risk to stock prices is the stock market’s preference for so called “disruptors” and the potential for stocks with this perceived characteristic to become crowded trades and have valuations untethered to financial reality. While some of the high flyers lost altitude in the fourth quarter as the market corrected, a true capitulation point has not yet been reached.

Regarding trade tariffs, while concern has risen in recent weeks, the market continues to view bluster from D.C. as a negotiating tactic and is implying that all will end well. So far this has been borne out in trade negotiations between the U.S., Mexico and Canada. A true escalation could severely hamper global growth and thereby stock prices. Innovation, while a positive for the overall economy over the long term, creates short-term disruptions of which to be cognizant. Lastly, we are afraid companies have become addicted to low interest rates. If interest rates were to continue to rise materially, some companies’ historical decisions will look like a misallocation of capital and negatively impact their stock prices.

We believe a rise in interest rates and other monetary tightening will have profound implications for the equity markets. Due to the 2008 crisis, interest rates were driven to record lows and a flood of liquidity was unleashed. Short-term interest rates were at essentially zero and even longer rates were driven to around 2%. This was not just flash in the pan either, as the rates stayed at these levels for multiple years. When the cost of money became close to zero and its availability abundant, the equity market’s horizon became longer for start-ups delivering profits. As a result, we have seen several companies focus on revenue growth through disruption without regard to profit generation.

We are afraid even established companies are addicted to low interest rates which is not sustainable for longer-term profitable growth. Once this corrects, it will be healthy in the longer-term because it will drive companies to generate profits. “Profitable Revenue Growth” is better, tougher and more sustainable than mere “Revenue Growth”. Over time, companies that generate such profitable growth are more durable investments with better down-side protection even though they may look a little short in a speculative environment. As a famous investor once said, you don’t know who has been swimming naked until the tide rolls out. At the moment, the tide is lower than it was a few months ago, but still relatively high. We know this won’t be the situation in perpetuity.

We continue to maintain our discipline around valuation and focus on companies with competitive advantages and skilled management teams that are out-executing peers. Evidence of this in the companies we look for include high returns on invested capital, consistently strong pricing power, and/or rising market shares. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance, especially in down markets.

We fully believe that over a complete market cycle, the value of our strategy will become apparent again.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

4        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18

1-Year       -10.32%       5-Year       4.94%       10-Year       13.37%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18

1-Year       -10.54%       5-Year       4.69%       10-Year       13.09%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Non-Service shares	$1,000.00	$830.00	$3.70
Service shares	1,000.00	829.10	4.85

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.17	4.08
Service shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS December 31, 2018

	Shares	Value
Common Stocks—97.9%
Consumer Discretionary—15.9%
Auto Components—2.9%
Dorman Products, Inc.[1]	126,710	$11,406,434
Visteon Corp.[1]	217,910	13,135,615
		24,542,049

Diversified Consumer Services—2.0%
Houghton Mifflin Harcourt Co.[1]	1,044,850	9,257,371
Weight Watchers International, Inc.[1]	195,210	7,525,345
		16,782,716

Entertainment—1.8%
Zynga, Inc., Cl. A1	3,882,937	15,259,942
Hotels, Restaurants & Leisure—4.3%
Jack in the Box, Inc.	201,510	15,643,222
Texas Roadhouse, Inc., Cl. A	178,600	10,662,420
Wendy’s Co. (The)	703,130	10,975,859
		37,281,501

Household Durables—0.8%
TopBuild Corp.[1]	144,410	6,498,450
Internet & Catalog Retail—0.8%
Etsy, Inc.[1]	147,920	7,036,554
Specialty Retail—3.3%
AutoNation, Inc.[1]	275,140	9,822,498
Children’s Place, Inc. (The)	140,760	12,681,069
Michaels Cos., Inc. (The)[1]	446,130	6,040,600
		28,544,167

Consumer Staples—2.6%
Household Products—1.5%
Energizer Holdings, Inc.	277,370	12,523,255
Personal Products—1.1%
Nu Skin Enterprises, Inc., Cl. A	159,160	9,761,283
Energy—2.8%
Oil, Gas & Consumable Fuels—2.8%
Matador Resources Co.[1]	580,443	9,014,280
Noble Midstream Partners LP2	232,666	6,710,088
Renewable Energy Group, Inc.[1]	335,269	8,616,413
		24,340,781

Financials—23.6%
Capital Markets—2.2%
Federated Investors, Inc., Cl. B	216,900	5,758,695
Focus Financial Partners, Inc., Cl. A1	132,200	3,480,826
Stifel Financial Corp.	229,640	9,511,689
		18,751,210

Commercial Banks—8.9%
Bank of NT Butterfield & Son Ltd. (The)	267,720	8,393,022
BankUnited, Inc.	307,085	9,194,125
Berkshire Hills Bancorp, Inc.	237,940	6,417,242
Cathay General Bancorp	168,580	5,652,487
Chemical Financial Corp.	212,586	7,782,774
Columbia Banking System, Inc.	194,650	7,063,849
Customers Bancorp, Inc.[1]	231,550	4,214,210
Heritage Financial Corp.	191,930	5,704,160
IBERIABANK Corp.	145,740	9,368,167
Pacific Premier Bancorp, Inc.[1]	179,570	4,582,626
Sterling Bancorp	488,030	8,057,375
		76,430,037

Insurance—1.9%
James River Group Holdings Ltd.	169,632	6,198,353
ProAssurance Corp.	240,160	9,740,890
		15,939,243

Real Estate Investment Trusts (REITs)—7.7%
Brandywine Realty Trust	877,960	11,299,345
DiamondRock Hospitality Co.	1,440,900	13,083,372
EPR Properties	131,400	8,413,542

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Four Corners Property Trust, Inc.	676,000	$17,711,200
National Storage Affiliates Trust	583,246	15,432,689
		65,940,148

Thrifts & Mortgage Finance—2.9%
Beneficial Bancorp, Inc.	443,740	6,341,045
OceanFirst Financial Corp.	337,233	7,591,115
WSFS Financial Corp.	298,820	11,328,266
		25,260,426

Health Care—12.6%
Biotechnology—3.3%
Emergent BioSolutions, Inc.[1]	176,370	10,455,214
Ligand Pharmaceuticals, Inc.[1]	52,280	7,094,396
Repligen Corp.[1]	152,710	8,053,925
uniQure NV1	96,860	2,791,505
		28,395,040

Health Care Equipment & Supplies—3.4%
AtriCure, Inc.[1]	174,770	5,347,962
CryoPort, Inc.[1]	214,700	2,368,141
Inogen, Inc.[1]	29,460	3,658,048
Quidel Corp.[1]	140,650	6,866,533
Senseonics Holdings, Inc.[1]	1,024,559	2,653,608
Wright Medical Group NV1	296,120	8,060,386
		28,954,678

Health Care Providers & Services—2.9%
Addus HomeCare Corp.[1]	108,312	7,352,219
Diplomat Pharmacy, Inc.[1]	397,790	5,354,253
LHC Group, Inc.[1]	132,770	12,464,448
		25,170,920

Health Care Technology—1.6%
Inspire Medical Systems, Inc.[1]	133,243	5,629,517
Teladoc Health, Inc.[1]	163,940	8,126,506
		13,756,023

Pharmaceuticals—1.4%
Intersect ENT, Inc.[1]	207,210	5,839,178
TherapeuticsMD, Inc.[1]	1,007,470	3,838,461
Zogenix, Inc.[1]	67,060	2,445,007
		12,122,646

Industrials—18.8%
Airlines—1.3%
Spirit Airlines, Inc.[1]	189,320	10,965,414
Building Products—1.1%
Masonite International Corp.[1]	203,641	9,129,226
Commercial Services & Supplies—2.2%
ACCO Brands Corp.	1,219,957	8,271,309
Advanced Disposal Services, Inc.[1]	443,077	10,607,263
		18,878,572

Construction & Engineering—1.9%
Dycom Industries, Inc.[1]	129,610	7,004,125
KBR, Inc.	638,991	9,699,883
		16,704,008

Electrical Equipment—2.1%
Atkore International Group, Inc.[1]	172,210	3,416,646
Generac Holdings, Inc.[1]	302,390	15,028,783
		18,445,429

Machinery—5.0%
EnPro Industries, Inc.	123,600	7,428,360
Evoqua Water Technologies Corp.[1]	640,040	6,144,384
Greenbrier Cos., Inc. (The)	237,170	9,377,702
Manitowoc Co., Inc. (The)[1]	246,547	3,641,499
Navistar International Corp.[1]	237,500	6,163,125
Rexnord Corp.[1]	450,680	10,343,106
		43,098,176

8        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value
Professional Services—4.0%
ASGN, Inc.[1]	303,316	$16,530,722
Korn/Ferry International	461,865	18,262,142
		34,792,864

Road & Rail—1.2%
Genesee & Wyoming, Inc., Cl. A1	138,520	10,253,250
Information Technology—12.1%
IT Services—2.9%
CACI International, Inc., Cl. A1	122,909	17,702,583
Perspecta, Inc.	442,234	7,615,270
		25,317,853

Semiconductors & Semiconductor Equipment—2.3%
Brooks Automation, Inc.	311,810	8,163,186
MKS Instruments, Inc.	186,290	12,036,197
		20,199,383

Software—6.9%
Blackline, Inc.[1]	207,430	8,494,259
Envestnet, Inc.[1]	122,460	6,023,807
j2 Global, Inc.	199,503	13,841,518
Paylocity Holding Corp.[1]	128,540	7,739,393
Pegasystems, Inc.	207,621	9,930,513
Q2 Holdings, Inc.[1]	180,580	8,947,739
SendGrid, Inc.[1]	109,089	4,709,372
		59,686,601

	Shares	Value
Materials—4.3%
Construction Materials—0.9%
Summit Materials, Inc., Cl. A1	600,521	$7,446,460
Metals & Mining—3.4%
Allegheny Technologies, Inc.[1]	437,758	9,529,992
Compass Minerals International, Inc.	163,990	6,836,743
Kaiser Aluminum Corp.	143,579	12,820,169
		29,186,904
Utilities—5.2%
Gas Utilities—2.5%
South Jersey Industries, Inc.	301,570	8,383,646
Suburban Propane Partners LP2	671,450	12,938,841
		21,322,487
Multi-Utilities—2.7%
Black Hills Corp.	204,950	12,866,761
NorthWestern Corp.	168,300	10,003,752
		22,870,513
Total Common Stocks (Cost $811,713,260)		841,588,209

Investment Company—2.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[3,4] (Cost $17,392,506)	17,392,506	17,392,506
Total Investments, at Value (Cost $829,105,766)	99.9%	858,980,715

Net Other Assets (Liabilities)	0.1	950,648

Net Assets	100.0%	$859,931,363

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	20,455,339	309,074,983	312,137,816	17,392,506

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$17,392,506	$277,052	$—	$—

See accompanying Notes to Financial Statements.

9        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $811,713,260)	$841,588,209
Affiliated companies (cost $17,392,506)	17,392,506

858,980,715

Cash	1,000,000

Receivables and other assets:
Shares of beneficial interest sold	654,407
Dividends	465,444
Other	88,775

Total assets	861,189,341
Liabilities
Payables and other liabilities:
Investments purchased	637,583
Shares of beneficial interest redeemed	307,288
Distribution and service plan fees	163,820
Trustees’ compensation	70,440
Shareholder communications	44,093
Other	34,754

Total liabilities	1,257,978
Net Assets	$859,931,363

Composition of Net Assets
Par value of shares of beneficial interest	$42,826

Additional paid-in capital	744,638,476

Total distributable earnings	115,250,061

Net Assets	$859,931,363

Net Asset Value Per Share
Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $123,961,720 and 6,087,111 shares of beneficial interest outstanding)	$20.36

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $735,969,643 and 36,738,947 shares of beneficial interest outstanding)	$20.03

See accompanying Notes to Financial Statements.

10        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Dividends:
Unaffiliated companies	$11,260,249
Affiliated companies	277,052

Interest	38

Total investment income	11,537,339

Expenses
Management fees	7,205,624

Distribution and service plan fees — Service shares	2,282,289

Transfer and shareholder servicing agent fees:
Non-Service shares	180,576
Service shares	1,095,498

Shareholder communications:
Non-Service shares	25,797
Service shares	153,501

Trustees’ compensation	35,056

Borrowing fees	34,466

Custodian fees and expenses	6,999

Other	77,522

Total expenses	11,097,328
Less reduction to custodian expenses	(538)
Less waivers and reimbursements of expenses	(272,873)

Net expenses	10,823,917

Net Investment Income	713,422

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	96,680,793
Foreign currency transactions	(333)

Net realized gain	96,680,460

Net change in unrealized appreciation/(depreciation) on investment transactions in unaffiliated companies	(191,923,313)

Net Decrease in Net Assets Resulting from Operations	$(94,529,431)

See accompanying Notes to Financial Statements.

11        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]

Operations
Net investment income	$713,422	$700,445

Net realized gain	96,680,460	146,346,143

Net change in unrealized appreciation/(depreciation)	(191,923,313)	(7,293,562)

Net increase (decrease) in net assets resulting from operations	(94,529,431)	139,753,026

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(19,059,602)	(9,410,741)
Service shares	(117,234,118)	(55,255,007)

Total dividends and distributions declared	(136,293,720)	(64,665,748)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	4,916,454	(3,222,317)
Service shares	(2,571,998)	(50,919,555)

Total beneficial interest transactions	2,344,456	(54,141,872)

Net Assets
Total increase (decrease)	(228,478,695)	20,945,406

Beginning of period	1,088,410,058	1,067,464,652

End of period	$859,931,363	$1,088,410,058

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

12        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$25.79	$24.08	$21.32	$26.56	$27.80

Income (loss) from investment operations:
Net investment income[1]	0.07	0.07	0.16	0.12	0.26
Net realized and unrealized gain (loss)	(2.07)	3.22	3.55	(1.28)	2.74

Total from investment operations	(2.00)	3.29	3.71	(1.16)	3.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.22)	(0.11)	(0.23)	(0.25)
Distributions from net realized gain	(3.35)	(1.36)	(0.84)	(3.85)	(3.99)

Total dividends and/or distributions to shareholders	(3.43)	(1.58)	(0.95)	(4.08)	(4.24)

Net asset value, end of period	$20.36	$25.79	$24.08	$21.32	$26.56

Total Return, at Net Asset Value[2]	(10.32)%	14.15%	18.05%	(5.90)%	11.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,962	$152,617	$145,428	$129,104	$136,402

Average net assets (in thousands)	$150,279	$150,376	$130,889	$134,932	$133,864

Ratios to average net assets:[3]
Net investment income	0.28%	0.28%	0.74%	0.49%	0.99%
Expenses excluding specific expenses listed below	0.83%	0.80%	0.81%	0.80%	0.80%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.83%	0.80%	0.81%	0.80%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%[6]	0.80%	0.80%[6]	0.79%

Portfolio turnover rate	45%	42%	65%	43%	65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.83%
Year Ended December 31, 2017	0.80%
Year Ended December 31, 2016	0.81%
Year Ended December 31, 2015	0.80%
Year Ended December 31, 2014	0.80%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$25.42	$23.75	$21.05	$26.26	$27.53

Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.10	0.06	0.19
Net realized and unrealized gain (loss)	(2.03)	3.18	3.49	(1.25)	2.71

Total from investment operations	(2.02)	3.19	3.59	(1.19)	2.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.16)	(0.05)	(0.17)	(0.18)
Distributions from net realized gain	(3.35)	(1.36)	(0.84)	(3.85)	(3.99)

Total dividends and/or distributions to shareholders	(3.37)	(1.52)	(0.89)	(4.02)	(4.17)

Net asset value, end of period	$20.03	$25.42	$23.75	$21.05	$26.26

Total Return, at Net Asset Value[2]	(10.54)%	13.91%	17.67%	(6.09)%	11.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$735,969	$935,793	$922,037	$856,719	$968,637

Average net assets (in thousands)	$911,784	$919,475	$850,883	$927,514	$957,874

Ratios to average net assets:[3]
Net investment income	0.03%	0.03%	0.49%	0.24%	0.75%
Expenses excluding specific expenses listed below	1.08%	1.05%	1.06%	1.05%	1.05%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.08%	1.05%	1.06%	1.05%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%[6]	1.05%	1.05%[6]	1.04%

Portfolio turnover rate	45%	42%	65%	43%	65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.08%
Year Ended December 31, 2017	1.05%
Year Ended December 31, 2016	1.06%
Year Ended December 31, 2015	1.05%
Year Ended December 31, 2014	1.05%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other

15        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$8,560,095	$76,676,963	$—	$30,083,441

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[3]
$8,899,249	$8,899,249

3. $8,899,091, including $8,123,465 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income	$29,120,771	$7,234,432
Long-term capital gain	107,172,949	57,431,316

Total	$136,293,720	$64,665,748

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$828,897,274

Gross unrealized appreciation	$131,490,605
Gross unrealized depreciation	(101,407,164)

Net unrealized appreciation	$30,083,441

16        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets

17        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$135,945,379	$—	$—	$135,945,379
Consumer Staples	22,284,538	—	—	22,284,538
Energy	24,340,781	—	—	24,340,781
Financials	202,321,064	—	—	202,321,064
Health Care	108,399,307	—	—	108,399,307
Industrials	162,266,939	—	—	162,266,939
Information Technology	105,203,837	—	—	105,203,837
Materials	36,633,364	—	—	36,633,364
Utilities	44,193,000	—	—	44,193,000
Investment Company	17,392,506	—	—	17,392,506

Total Assets	$858,980,715	$—	$—	$858,980,715

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently

18        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

4. Investments and Risks (Continued)

from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	877,784	$21,586,667	711,775	$17,670,310
Dividends and/or distributions reinvested	754,537	19,059,602	392,769	9,410,741
Redeemed	(1,462,725)	(35,729,815)	(1,227,568)	(30,303,368)

Net increase (decrease)	169,596	$4,916,454	(123,024)	$(3,222,317)

Service Shares
Sold	2,340,038	$56,752,666	2,321,546	$56,712,198
Dividends and/or distributions reinvested	4,711,982	117,234,118	2,336,364	55,255,007
Redeemed	(7,125,127)	(176,558,782)	(6,662,764)	(162,886,760)

Net decrease	(73,107)	$(2,571,998)	(2,004,854)	$(50,919,555)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$463,481,479	$590,280,879

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

19        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.68% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service Shares	$36,964
Service Shares	220,857

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $15,052 for IGMMF management fees.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to

20        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

9. Borrowings and Other Financing (Continued)

the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

21        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 14, 2019

22        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $2.65537 per share were paid to Non-Service and Service shareholders, respectively, on June 19, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 86.18% to arrive at the amount eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Matthew P. Ziehl, Raymond Anello, Raman Vardharaj, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other small blend funds underlying variable insurance products. The Board noted that the Fund outperformed its category median for each of the one-, five- and ten-year periods, though it underperformed its category median for the three-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small blend funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the Fund’s total annual operating expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares and 1.05% for Service Shares. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board further considered that the Adviser has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investments in funds managed by the Adviser or its affiliates.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the

24        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

25        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

26        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

27        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Vardharaj, Anello, Krantz, Weiner, Mss. Lo Bessette, Budzinski, Ketner, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President (since 2009) Year of Birth: 1967	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); Managing Director at The Guardian Life Insurance Company (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Team leader and co portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001).

Raman Vardharaj, Vice President (since 2009) Year of Birth: 1971	Vice President and portfolio manager of the Sub-Adviser (since May 2009). Sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). Quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Raymond Anello, Vice President (since 2011) Year of Birth: 1964	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since April 2011). Sector manager for energy and utilities for the Sub-Adviser’s Main Street Investment Team (since May 2009). Portfolio Manager of the RS All Cap Dividend product (from its inception in July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. Guardian Life Insurance Company (October 1999) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello served as an equity portfolio manager/analyst and high yield analyst at Orion Capital (1995-1998) and an assistant portfolio manager at the Garrison Bradford portfolio management firm (1988-1995).

Joy Budzinski, Vice President (since 2012) Year of Birth: 1968	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for healthcare for the Sub-Adviser’s Main Street Investment Team (since May 2009). Healthcare sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company (August 2006) and transitioned to RS Investments (October 2006) in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Senior equity analyst at Bank of New York BNY Asset Management (2001 -2006); portfolio manager and analyst at Alliance of America (1999-2001); portfolio manager and analyst at JP Morgan Chase (1993-1997); analyst at Prudential Investments (1997-1998).

Kristin Ketner, Vice President (since 2012) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for consumer discretionary and consumer staples for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment and Guardian Life Insurance Company. Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio Manager at Solstice Equity Management (2002-2005); retail analyst at Goldman Sachs (1999-2001); Director of Strategy and Integration at Staples (1997-1999); investment banker at Merrill Lynch (1987-1992 and 1995-1997) and Montgomery Securities (1994-1995).

Magnus Krantz, Vice President (since 2012) Year of Birth: 1967	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012); sector manager for technology for the Sub-Adviser’s Main Street Investment Team (since May 2009). Prior to joining the Sub-Adviser, Mr. Krantz was a sector manager at RS Investment and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Portfolio manager and analyst at Citigroup Asset Management (1998-2005) and as a consultant at Price Waterhouse (1997-1998). He also served as product development engineer at Newbridge Networks (1993-1996) and as a software engineer at Mitel Corporation (1990-1993).

28        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Adam Weiner, Vice President (since 2012) Year of Birth: 1969	Vice President of the Sub-Adviser (since May 2009) and a portfolio manager of the Sub-Adviser (since November 2012). Sector manager for industrials and materials for the Sub-Adviser’s Main Street Investment Team (since May 2009). Sector manager at RS Investment for industrials and materials (January 2007-April 2009). Director and senior equity analyst at Credit Suisse Asset Management (CSAM) (September 2004-December 2006). Equity analyst at Credit Suisse First Boston 2004-2006 (buy-side) and 1999-2004 (sell-side) and Morgan Stanley (1996-1999); internal auditor at Dun and Bradstreet (1992-1996). Budget analyst, Information Resources Division of the Executive Office of the President (1990-1992).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

29        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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30        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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31        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2018
Oppenheimer
Government Money Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Christopher Proctor, CFA and Adam S. Wilde, CFA

Current Yield
For the 7-Day Period Ended 12/31/18
With Compounding	2.01%
Without Compounding	1.99%
For the 12-Month Period Ended 12/31/18
With Compounding	1.35%
Without Compounding	1.35

Performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account contractual and voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

PORTFOLIO ALLOCATION
Repurchase Agreements	68.0%
U.S. Government Agencies	31.5
Investment Companies	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

2      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Update

Throughout the reporting period, the Fund continued to offer very strong liquidity and a stable $1.00 net asset value (NAV), while providing competitive income. At its December meeting, the Federal Open Market Committee (FOMC) voted to lift the Federal Funds Rate to a range of 2.25% to 2.50%, completing its ninth hike in this cycle. The Fund continued to benefit from these rate hikes, with ongoing reinvestment at higher rates. With the current market conditions, the view towards continued rate hikes has diminished and there is now increased uncertainty around more hikes in 2019.

MARKET OVERVIEW

The current broader market view is for no more hikes in 2019; however, the FOMC consensus is indicating two more hikes in 2019. The median of the FOMC dots are projecting a target rate of 2.875% at year-end 2019. Recently the Federal Reserve (“Fed”) has stressed the importance of data dependence versus a rules-based strategy. Coupled with the past nine hikes, the Fed continues to shrink its balance sheet down from $4.5 trillion, a move it started in October 2017. While the Fed has not indicated a balance sheet level it intends to hit, it has denoted the holdings will not return to pre-recession levels (less than $1 trillion). While the tapering to date has had minimal impact on the market, upcoming roll offs and continued concerns in the market have caused some to ponder if the Fed will continue with the tapering well into 2019.

FUND REVIEW

The Fund’s weighted average maturity throughout the reporting period averaged 17 days with a range of 9-23 days. Supply continues to be available, notably in Federal Home Loan Bank paper. We are heavily weighted in government repurchase agreements and will occasionally ladder in some long-dated fixed paper to the portfolio.

STRATEGY & OUTLOOK

Our strategy continues to incorporate selective and incremental investing as we seek to provide shareholders stable and steady value. We intend to remain active in the auction market, with most of that weight going to fixed-rate instruments with durations of three months or less. When pricing allows, we will continue to layer in one- and three-month floating rate securities. Our outlook is for rate hikes to weigh heavily on the FOMC. While they are nearing a more neutral rate, the FOMC have voiced the importance of being data dependent. We believe the Fund is well-positioned to meet any large outflow while taking advantage of any continued rate hike in 2019.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018

	$1,000.00	$1,008.10	$2.53

Hypothetical
(5% return before expenses)

	1,000.00	1,022.68	2.55

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). This annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 is as follows:

Expense Ratio
0.50%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS December 31, 2018

		Final Legal Maturity	Principal
	Maturity Date*	Date**	Amount	Value
U.S. Government Agencies—30.8%
Federal Farm Credit Bank:
2.186%[1]	4/3/19	4/3/19	$2,000,000	$1,989,062
2.252%[1]	2/21/19	2/21/19	1,000,000	996,869
2.252% [US0001M-13.5][2]	1/8/19	3/8/19	5,000,000	4,999,867
2.256% [US0003M-18][2]	1/15/19	10/15/19	9,500,000	9,498,845
2.265%[1]	3/11/19	3/11/19	500,000	497,873
2.276%[1]	3/19/19	3/19/19	500,000	497,615
2.30%[1]	1/23/19	1/23/19	25,000,000	24,965,014
2.302% [US0001M-8.5][2]	1/9/19	7/9/19	1,000,000	999,955
2.304% [US0001M-7.5][2]	1/5/19	11/5/19	5,000,000	4,999,776
2.311% [US0001M-11][2]	1/12/19	3/12/19	1,000,000	999,994
2.325%[1]	1/22/19	1/22/19	25,000,000	24,966,167
2.325%[1]	1/16/19	1/16/19	25,000,000	24,975,833
2.347%[1]	1/29/19	1/29/19	25,000,000	24,954,500
2.376% [US0001M-13][2]	1/27/19	3/27/19	1,000,000	999,942
2.38% [FCPR DLY-312][2]	1/2/19	1/2/19	4,500,000	4,499,994
2.38%[1]	2/14/19	2/14/19	20,000,000	19,942,067
2.38% [US0001M-6][2]	1/14/19	8/14/19	3,000,000	2,999,963
2.421%[1]	6/14/19	6/14/19	3,000,000	2,967,610
2.43% [FCPR DLY-307][2]	1/2/19	2/20/19	1,000,000	999,993
2.441% [US0001M-6.5][2]	1/28/19	3/28/19	2,000,000	2,000,000
2.481%[1]	8/12/19	8/12/19	1,000,000	985,009
2.722%[1]	10/4/19	10/4/19	2,000,000	1,959,367
5.125%	3/25/19	3/25/19	1,450,000	1,459,002
Federal Home Loan Bank:
1.125%	6/21/19	6/21/19	6,000,000	5,960,190
1.25%	1/16/19	1/16/19	1,000,000	999,655
1.375%	3/18/19	3/18/19	2,000,000	1,996,669
2.07% [US0003M-34][2]	1/9/19	4/9/19	1,000,000	1,000,000
2.09% [US0003M-32][2]	1/9/19	4/9/19	6,000,000	5,997,665
2.115% [US0003M-40.5][2]	1/30/19	1/30/19	1,000,000	1,000,000
2.16% [US0003M-26][2]	1/11/19	10/11/19	5,000,000	4,996,615
2.166%[1]	3/28/19	3/28/19	1,000,000	994,936
2.209% [US0001M-14][2]	1/2/19	1/2/19	1,000,000	1,000,000
2.232% [US0001M-11.5][2]	1/4/19	6/4/19	6,165,000	6,163,790
2.25%[1]	1/7/19	1/7/19	4,000,000	3,998,507
2.255%[1]	1/3/19	1/3/19	25,000,000	24,996,875
2.262%[1]	1/10/19	1/10/19	4,000,000	3,997,750
2.263%[1]	1/2/19	1/2/19	15,000,000	14,999,060
2.266%[1]	1/15/19	1/15/19	36,300,000	36,268,103
2.284%[1]	1/16/19	1/16/19	22,090,000	22,069,098
2.29% [US0001M-9][2]	1/6/19	4/5/19	2,000,000	2,000,000
2.29%[1]	1/29/19	1/29/19	4,000,000	3,992,922
2.29%[1]	1/4/19	1/4/19	50,000,000	49,990,478
2.297%[1]	2/12/19	2/12/19	4,000,000	3,989,360
2.299%[1]	1/22/19	1/22/19	4,000,000	3,994,668
2.305%[1]	1/18/19	1/18/19	2,947,000	2,943,808
2.307%[1]	1/11/19	1/11/19	23,400,000	23,385,056
2.307%[1]	1/8/19	1/8/19	30,000,000	29,986,583
2.309%[1]	1/23/19	1/23/19	6,915,000	6,905,293
2.31%[1]	1/9/19	1/9/19	38,000,000	37,980,545
2.312%[1]	1/14/19	1/14/19	50,000,000	49,958,382
2.318%[1]	2/14/19	2/14/19	4,000,000	3,988,756
2.33%[1]	1/25/19	1/25/19	14,000,000	13,978,367
2.33%[1]	1/30/19	1/30/19	13,000,000	12,975,738
2.33% [US0001M-7][2]	1/11/19	2/11/19	1,045,000	1,045,007
2.336%[1]	2/1/19	2/1/19	4,997,000	4,987,004
2.337%[1]	3/20/19	3/20/19	2,000,000	1,989,990
2.351%[1]	1/17/19	1/17/19	18,800,000	18,780,406
2.352%[1]	2/6/19	2/6/19	19,150,000	19,105,226
2.353%[1]	3/15/19	3/15/19	4,000,000	3,981,101
2.361%[1]	3/7/19	3/7/19	4,000,000	3,983,100
2.371% [US0001M-13.5][2]	1/28/19	2/28/19	3,000,000	3,000,000
2.374%[1]	2/13/19	2/13/19	25,000,000	24,929,528
2.376% [US0001M-13][2]	1/25/19	1/25/19	2,000,000	2,000,000
2.376% [US0001M-13][2]	1/25/19	2/25/19	4,000,000	4,000,025

5      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Continued

		Final Legal Maturity	Principal
	Maturity Date*	Date**	Amount	Value
U.S. Government Agencies (Continued)
Federal Home Loan Bank: (Continued)
2.377%[1]	2/8/19	2/8/19	$5,875,000	$5,860,344
2.38%[1]	2/20/19	2/20/19	22,750,000	22,675,258
2.381%[1]	3/18/19	3/18/19	7,000,000	6,965,124
2.382%[1]	2/22/19	2/22/19	18,000,000	17,938,452
2.386% [US0001M-12][2]	1/25/19	3/25/19	3,000,000	2,999,721
2.389%[1]	2/15/19	2/15/19	20,076,000	20,016,381
2.39% [US0001M-13][2]	1/2/19	3/1/19	1,000,000	1,000,000
2.39% [US0001M-6.5][2]	1/17/19	10/17/19	2,000,000	2,000,000
2.391% [US0001M-11.5][2]	1/26/19	4/26/19	3,000,000	3,000,000
2.394% [US0001M-11][2]	1/22/19	4/22/19	2,000,000	1,999,891
2.394% [US0001M-11][2]	1/22/19	2/22/19	2,000,000	1,999,993
2.399% [US0001M-10.5][2]	1/24/19	7/24/19	1,000,000	1,000,000
2.401% [US0001M-10.5][2]	1/28/19	5/28/19	3,000,000	2,999,961
2.401% [US0001M-10.5][2]	1/26/19	5/24/19	1,000,000	1,000,000
2.401% [US0001M-10.5][2]	1/26/19	7/26/19	10,000,000	10,000,000
2.401% [US0001M-10.5][2]	1/27/19	8/27/19	4,000,000	4,000,000
2.408%[1]	4/10/19	4/10/19	4,000,000	3,973,820
2.41% [US0001M-11][2]	1/2/19	2/1/19	3,000,000	3,000,000
2.414%[1]	3/13/19	3/13/19	4,000,000	3,981,067
2.414%[1,3]	1/28/19	1/28/19	7,000,000	6,987,816
2.426% [US0001M-8][2]	1/26/19	9/26/19	3,000,000	3,000,000
2.429%[1]	4/12/19	4/12/19	4,000,000	3,973,067
2.446% [US0001M-6][2]	1/26/19	4/26/19	1,000,000	1,000,000
2.452% [US0003M-34.5][2]	1/2/19	4/1/19	1,000,000	999,572
2.459% [US0001M-4.5][2]	1/20/19	6/20/19	13,000,000	13,000,000
2.48%[1]	5/3/19	5/3/19	4,000,000	3,966,789
2.484%[1]	5/6/19	5/6/19	4,000,000	3,965,972
2.507%[1]	5/10/19	5/10/19	2,000,000	1,982,255
2.618% [US0003M-19.5][2]	3/28/19	6/28/19	5,000,000	5,000,000
2.632% [US0003M-16][2]	3/20/19	6/20/19	5,000,000	5,000,428
Federal Home Loan Mortgage Corp., 1.125%	4/15/19	4/15/19	3,526,000	3,513,258
Federal National Mortgage Assn.:
1.00%	2/26/19	2/26/19	4,790,000	4,780,563
1.875%	2/19/19	2/19/19	3,150,000	3,147,926
2.237%[1]	1/7/19	1/7/19	20,100,000	20,092,530
2.26%[1]	1/2/19	1/2/19	50,000,000	49,996,861
2.301%[1]	1/23/19	1/23/19	5,500,000	5,492,303
2.54% [SOFRRATE+8][2]	1/2/19	1/30/19	5,000,000	5,000,000
2.58% [SOFRRATE+12][2]	1/2/19	7/30/19	6,000,000	6,000,000
Freddie Mac, 2.446%[1]	4/17/19	4/17/19	4,000,000	3,971,510
Tennessee Valley Authority:
2.323%[1]	1/2/19	1/2/19	9,000,000	8,999,420
2.33%[1]	1/8/19	1/8/19	12,000,000	11,994,575
2.37%[1]	1/22/19	1/22/19	20,000,000	19,972,408

Total U.S. Government Agencies (Cost $942,711,838)				942,711,838

Repurchase Agreements—66.6%
Repurchase Agreements[4] (Cost $2,034,100,000)			2,034,100,000	2,034,100,000

			Shares
Investment Company—0.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[5,6] (Cost $15,554,790)			15,554,790	15,554,790
Total Investments, at Value (Cost $2,992,366,628)			97.9%	2,992,366,628
Net Other Assets (Liabilities)			2.1	63,358,947

Net Assets			100.0%	$3,055,725,575

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

6      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Footnotes to Statement of Investments (Continued)

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Zero coupon bond reflects effective yield on the original acquisition date.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Repurchase agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
Amherst Pierpont Securities LLC	2.63%	12/31/18	1/9/19	$64,000,000	U.S. Treasury Nts., 2.75%, 7/31/23 and U.S. Government Agency Mortgages, 4.00%, 11/15/46	$(70,439,886)	$64,000,000	$64,042,124
ASL Capital Markets Inc.	3.00	12/31/18	1/2/19	473,000,000	U.S. Treasury Bonds, 2.75%-3.625%, 8/15/42- 8/15/48 and U.S. Treasury Nts., 1.625%-2.75%, 4/30/23-5/15/26	(482,540,479)	473,000,000	473,078,901
Cantor Fitzgerald Secured, LLC	3.05	12/31/18	1/2/19	473,000,000	U.S. Government Agency Mortgages, 3.00%- 8.00%, 5/1/26-2/1/56	(482,541,790)	473,000,000	473,080,186
Credit Agricole Corp. & Investment Bank	3.00	12/31/18	1/2/19	10,000,000	U.S. Government Agency Mortgages, 4.00%, 8/1/48	(10,201,700)	10,000,000	10,001,667
Deutsche Bank Securities, Inc.	2.45	12/26/18	1/2/19	54,000,000	U.S. Government Agency Mortgages, 3.00%, 1/15/56	(59,428,298)	54,000,000	54,025,726
Deutsche Bank Securities, Inc.	2.45	12/14/18	1/14/19	40,000,000	U.S. Government Agency Mortgages, 3.00%- 3.25%, 3/15/50-1/15/56	(44,056,895)	40,000,000	40,051,722
Deutsche Bank Securities, Inc.	2.95	12/31/18	1/2/19	100,000,000	U.S. Government Agency Mortgages, 3.00%, 1/15/56	(110,018,028)	100,000,000	100,016,389
INTL FCStone Financial, Inc.	2.50	12/26/18	1/2/19	76,000,000	U.S. Treasury Bills, 0.00%, 2/14/19-12/5/19; U.S. Treasury Nts., 1.00%-3.125%, 3/15/19-11/15/28 and U.S. Government Agency Mortgages, 2.50%- 8.50%, 3/1/19-12/1/48	(77,783,203)	76,000,000	76,036,973
INTL FCStone Financial, Inc.	2.80	12/31/18	1/7/19	10,000,000	U.S. Government Agency Mortgages, 2.50%- 5.50%, 2/1/28-12/1/48	(10,216,407)	10,000,000	10,016,085
RBC Dominion Securities, Inc.	2.97	12/31/18	1/2/19	300,000,000	U.S. Treasury Bills, 0.00%, 1/15/19-11/7/19; U.S. Treasury Bonds, 1.75%-4.50%, 1/15/28-11/15/47; U.S. Treasury Nts., 0.125%-3.00%, 4/30/19- 5/15/28 and U.S. Government Agency Mortgages, 3.00%-5.00%, 7/15/39-9/1/48	(306,050,490)	300,000,000	300,049,500
Royal Bank of Canada	2.95	12/31/18	1/2/19	14,100,000	U.S. Government Agency Mortgages, 3.058%- 5.00%, 6/1/47-6/1/51	(14,384,357)	14,100,000	14,102,311
South Street Securities LLC	2.53	12/27/18	1/3/19	20,000,000	U.S. Government Agency Mortgages, 2.50%- 5.905%, 11/1/19-9/1/48	(20,408,602)	20,000,000	20,008,433
South Street Securities LLC	2.62	12/31/18	1/7/19	20,000,000	U.S. Government Agency Mortgages, 1.973%- 5.50%, 6/1/19-9/1/48	(20,402,969)	20,000,000	20,002,911
South Street Securities LLC	2.95	12/31/18	1/2/19	366,000,000	U.S. Treasury Nts., 0.625%, 4/15/23 and U.S. Government Agency Mortgages, 1.75%-6.00%, 5/1/20-2/15/60	(373,381,236)	366,000,000	366,060,035
TD Securities (USA) LLC	3.00	12/31/18	1/2/19	14,000,000	U.S. Government Agency Mortgages, 3.50%, 7/1/48	(14,282,380)	14,000,000	14,002,333

						$(2,096,136,720)	$2,034,100,000	$2,034,575,296

a. Includes accrued interest.

5. Rate shown is the 7-day yield at period end.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	15,295,885	258,905	—	15,554,790

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$15,554,790	$273,851	$—	$—

Glossary:
Definitions
FCPR DLY	Federal Reserve Bank Prime Loan Rate US Daily

7      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Continued

Definitions (Continued)
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
SOFRRATE	United States Secured Overnight Financing Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

See accompanying Notes to Financial Statements.

8      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $942,711,838)	$942,711,838
Affiliated companies (cost $15,554,790)	15,554,790
Repurchase agreements (cost $2,034,100,000)	2,034,100,000

2,992,366,628

Cash	50,039

Receivables and other assets:
Shares of beneficial interest sold	72,047,436
Interest and dividends	641,925
Other	92,897

Total assets	3,065,198,925

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	6,987,816
Dividends	2,368,082
Trustees’ compensation	69,474
Shareholder communications	12,577
Shares of beneficial interest redeemed	4,668
Other	30,733

Total liabilities	9,473,350

Net Assets	$3,055,725,575

Composition of Net Assets
Par value of shares of beneficial interest	$3,055,700

Additional paid-in capital	3,052,710,785

Total accumulated loss	(40,910)

Net Assets—applicable to 3,055,700,242 shares of beneficial interest outstanding	$3,055,725,575

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

9      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Interest	$19,093,791

Dividends from affiliated companies	273,851

Total investment income	19,367,642

Expenses
Management fees	3,999,278

Transfer and shareholder servicing agent fees	1,131,274

Shareholder communications	53,693

Trustees’ compensation	54,522

Custodian fees and expenses	7,883

Other	89,857

Total expenses	5,336,507
Less reduction to custodian expenses	(693)
Less waivers and reimbursements of expenses	(622,171)

Net expenses	4,713,643

Net Investment Income	14,653,999

Realized Gain on Investment Transactions in Unaffiliated Companies	155

Net Increase in Net Assets Resulting from Operations	$14,654,154

See accompanying Notes to Financial Statements.

10      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]

Operations
Net investment income	$14,653,999	$1,902,800

Net realized gain (loss)	155	(366)

Net increase in net assets resulting from operations	14,654,154	1,902,434

Dividends and/or Distributions to Shareholders
Dividends and distributions declared	(14,654,285)	(1,903,588)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions	2,630,121,422	(116,364,487)

Net Assets
Total increase (decrease)	2,630,121,291	(116,365,641)

Beginning of period	425,604,284	541,969,925

End of period	$3,055,725,575	$425,604,284

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2 — New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

11      OPPENHEIMER GOVERNMENT MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[1]	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net realized and unrealized gain (loss)	0.00[2]	(0.00)[2]	(0.00)[2]	0.00[2]	0.00[2]

Total from investment operations	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[3]	1.35%	0.39%	0.01%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,055,726	$425,604	$541,970	$2,648,636	$515,297

Average net assets (in thousands)	$952,018	$488,532	$1,470,447	$1,144,581	$329,045

Ratios to average net assets:[4]
Net investment income	1.54%	0.39%	0.01%	0.01%	0.01%
Total expenses[5]	0.56%	0.59%	0.55%	0.53%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.35%	0.19%	0.15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.56%
Year Ended December 31, 2017	0.59%
Year Ended December 31, 2016	0.55%
Year Ended December 31, 2015	0.53%
Year Ended December 31, 2014	0.57%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Government Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]
$2,399,703	$—	$426

1. At period end, the Fund had $426 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforwards.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforwards.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

13      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Loss
$33,955	$33,955

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income	$14,654,285	$1,903,588

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

14      OPPENHEIMER GOVERNMENT MONEY FUND/VA

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Agencies	$—	$942,711,838	$—	$942,711,838
Repurchase Agreements	—	2,034,100,000	—	2,034,100,000
Investment Company	15,554,790	—	—	15,554,790

Total Assets	$15,554,790	$2,976,811,838	$—	$2,992,366,628

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

15      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$6,987,816

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Sold	3,403,573,875	$3,403,573,875	306,082,431	$306,082,431
Dividends and/or distributions reinvested	12,421,877	12,421,877	1,769,951	1,769,951
Redeemed	(785,874,330)	(785,874,330)	(424,216,869)	(424,216,869)

Net increase (decrease)	2,630,121,422	$2,630,121,422	(116,364,487)	$(116,364,487)

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”),

16      OPPENHEIMER GOVERNMENT MONEY FUND/VA

7. Fees and Other Transactions with Affiliates (Continued)

to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield.

The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. During the reporting period, the Manager waived and/or reimbursed the Fund $606,751. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. At period end, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date
December 31, 2019	$2,982,813
December 31, 2020	427,655
December 31, 2021	606,751

The Manager has not recaptured any previously waived and/or reimbursed amounts during the reporting period.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $15,420 for IGMMF management fees.

8. Repurchase Agreements

In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

Counterparty	Repurchase Agreement Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]
Repurchase Agreements
Amherst Pierpont Securities LLC	$64,042,124	$(70,439,886)	$(6,397,762)
ASL Capital Markets Inc.	473,078,901	(482,540,479)	(9,461,578)
Cantor Fitzgerald Secured, LLC	473,080,186	(482,541,790)	(9,461,604)
Credit Agricole Corp. & Investment Bank	10,001,667	(10,201,700)	(200,033)
Deutsche Bank Securities, Inc.	54,025,726	(59,428,298)	(5,402,572)
Deutsche Bank Securities, Inc.	40,051,722	(44,056,895)	(4,005,173)
Deutsche Bank Securities, Inc.	100,016,389	(110,018,028)	(10,001,639)
INTL FCStone Financial, Inc.	76,036,973	(77,783,203)	(1,746,230)
INTL FCStone Financial, Inc.	10,016,085	(10,216,407)	(200,322)
RBC Dominion Securities, Inc.	300,049,500	(306,050,490)	(6,000,990)
Royal Bank of Canada	14,102,311	(14,384,357)	(282,046)
South Street Securities LLC	20,008,433	(20,408,602)	(400,169)

17      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

8. Repurchase Agreements (Continued)

Counterparty	Repurchase Agreement Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]

South Street Securities LLC	$20,002,911	$(20,402,969)	$(400,058)
South Street Securities LLC	366,060,035	(373,381,236)	(7,321,201)
TD Securities (USA) LLC	14,002,333	(14,282,380)	(280,047)

	$2,034,575,296	$(2,096,136,720)

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

9. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

18      OPPENHEIMER GOVERNMENT MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Government Money Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 14, 2019

19      OPPENHEIMER GOVERNMENT MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

20      OPPENHEIMER GOVERNMENT MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other money market taxable funds. The Board considered that the Fund outperformed its category median during the ten-year period, performed in line with its category median during the five-year period (ranking in the 45th percentile), and underperformed its category median during the more recent periods. It noted the Managers’ assertion that the Fund is grouped in a fairly homogenous category that is characterized by extremely tight return dispersion, and that despite its quintile rankings, the Fund has remained largely in line with its competitors. In this regard, the Board further noted that the Fund’s returns were only three basis points lower than the category median in the one-year period and one basis point lower in the three-year period. The Board also considered that the Fund ranked in the first or second quintiles of its category in eight of the last ten calendar years. The Board further noted that the Fund has three shareholders, including one that holds a majority of the Fund’s assets, and that, as a result, the Fund is positioned more defensively than peers that have a more diversified shareholder base.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other money market-taxable funds. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s total expenses were higher than its peer group median and its category median. The Board also considered that the Fund’s contractual management fee was higher than both its peer group median and its category median. The Board noted that the Adviser has contractually agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%. This contractual expense limitation may not be amended or withdrawn until one year after the date of the Fund’s prospectus, unless approved by the Board. The Board also considered that the Adviser voluntarily agreed to waive fees to assist the Fund in attempting to maintain a positive yield, although there is no guarantee that the Fund will maintain a positive yield. This voluntary fee waiver may be amended or withdrawn at any time without prior notice to shareholders.

21      OPPENHEIMER GOVERNMENT MONEY FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

22      OPPENHEIMER GOVERNMENT MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

23      OPPENHEIMER GOVERNMENT MONEY FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011 and July 2018-January 2019); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

24      OPPENHEIMER GOVERNMENT MONEY FUND/VA

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (Since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).
OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004).

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011) and a Portfolio Manager of the Sub-Adviser (since July 2013). He served as the head of credit research for the cash strategies team of the Sub-Adviser (from 2011 to 2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (from 2008 to 2011). Mr. Wilde served as an intermediate research analyst of the Sub-Adviser (from 2007 to 2008) and served in other analyst roles of the Sub-Adviser (since 2002). Mr. Wilde joined the Sub-Adviser in 2001.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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27      OPPENHEIMER GOVERNMENT MONEY FUND/VA

OPPENHEIMER GOVERNMENT MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2018

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Hemant Baijal, Krishna Memani, Ruta Ziverte, and Chris Kelly, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/3/93	-4.40%	1.70%	5.45%
Service Shares	3/19/01	-4.54	1.46	5.18
Bloomberg Barclays U.S. Aggregate Bond Index		0.01	2.52	3.48

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	37.4%
Investment Companies
Eaton Vance Floating-Rate Income Trust	0.1
Oppenheimer Institutional Government Money Market Fund	4.5
Oppenheimer Limited-Term Bond Fund	0.4
Oppenheimer Master Event-Linked Bond Fund, LLC	1.9
Oppenheimer Master Loan Fund, LLC	9.2
Oppenheimer Ultra-Short Duration Fund	3.2
Mortgage-Backed Obligations
Government Agency	11.8
Non-Agency	7.1
Foreign Government Obligations	18.2
Asset-Backed Securities	2.1
Preferred Stocks	1.2
Short-Term Notes	1.2
Structured Securities	0.5
Corporate Loans	0.4
Over-the-Counter Options Purchased	0.4
Over-the-Counter Interest Rate Swaptions Purchased	0.3
Common Stocks	0.1
Rights, Warrants and Certificates	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

2        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of -4.40% during the reporting period, versus the 0.01% return provided by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

MARKET OVERVIEW

Markets were volatile in 2018 and hit a wall in the last quarter of the year. Several shocks negatively affected market sentiment. The U.S. Federal Reserve (Fed) once again decided to hike interest rates in December 2018, as was nearly universally expected, but the post-meeting conference was more hawkish than expected.

Markets were expecting a clear message that the Fed might consider a pause in any future rate increases, but that was not initially communicated. Equity markets sold off, bonds rallied, and the U.S. dollar weakened. The sell-offs were sizable, which led some to think a recession might be imminent. It was not just the Fed making headlines; some key economic data was also weaker in December. In the U.S., economic indicators within regional surveys from the Fed and the Institute for Supply Management (ISM) sentiment surveys decreased markedly, along with a cool-off in housing. Politics were once again a factor because there was little clarity from the Trump administration about the policies for tariffs on Chinese imports, and the U.S. government shutdown did not help in an environment where the appetite for risk declined.

Global economic data continued to soften, but current projections still point to global growth for 2018 and 2019, remaining around its historical average. As we enter 2019, U.S. growth momentum may slow as the boost from fiscal stimulus fades toward the second half of the year, while the Eurozone and emerging market (EM) growth should stabilize by the second half of the year, a development that could reduce the momentum gap between the U.S. and the rest of the world.

In December, the European Central Bank (ECB) ended its quantitative easing (QE) program, as widely expected, despite weakening data in the Eurozone throughout the year. ECB President Mario Draghi continued to express confidence in the Eurozone outlook with trend growth above potential and strong Eurozone fundamentals, albeit weakened data, which may be temporary. Eurozone data weaknesses seem to have stabilized in the second half of the year. The underlying forces of growth in the Eurozone, such as job creation and income growth, a revival of bank lending, and high levels of confidence, are intact and growth for the region should remain in the 1.5%–2% range.

A slowing China, tightening financial conditions, and uncertainty about the U.S.-China trade dispute were strong headwinds for Asian emerging markets for most of 2018. Third-quarter figures for gross domestic product (GDP) growth highlighted the increasing divergence between the still-robust U.S. growth and the rest of the world’s more moderate growth. Since then, the high-frequency indicators, such as Purchasing Managers’ Index (PMI) data and export numbers from Asia, point to continuing softer growth in the region, especially in China.

The emerging market economies of Latin America and select frontier African countries have seen lackluster growth, and uncertainties about global growth would prevent a meaningful appreciation in the growth cycle for these regions now. Nonetheless, we expect a growth recovery in Latin America for all countries, except for Mexico, where the U.S. slowdown, combined with uncertainties over Mexican government policy, will likely reduce growth in 2019. Growth in Latin America as a region is likely to double to 2% from last year provided Argentina’s economy stops contracting; in Argentina, we see the economic program on the right track. In Brazil, economic activity remains at a slow pace for now despite incipient signs of improvement, such as the widespread increase in consumer and business confidence indicators. We forecast a recovery toward 3% this year, assuming progress in the pension reform efforts now underway supports this more benign environment.

The U.S. economy continued to show strong growth momentum. As of the reporting period’s end, the tracking of fourth-quarter GDP data suggests the economy will finish the year at around 3% GDP growth. There are pockets of moderation, such as housing and investment expenditures that may have peaked in the second half of the year. Going forward, investment should continue to support growth. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, the environment for investment is healthy. Consumers so far do not seem to be affected by market jitters and politics. At period end, early reports and anecdotes suggest that the holiday shopping period was good. Job growth is still strong, supporting both incomes and consumer confidence. Household finances are in good shape. If growth continues to be above trend, as expected, the Fed may resume its hiking cycle, but for the time being, this may be the time to take stock and observe the impact of the tightening delivered so far. In our view, it is most likely the case that the Fed has paused its rate increases and may not change rates for at least the next two to three of its Open Market Committee meetings.

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND REVIEW

The Fund’s underperformance relative to the Index this reporting period was largely the result of its allocation to emerging market local debt and emerging market credit. Monetary tightening in the U.S., the stronger U.S. dollar, and global trade tensions continued to provide headwinds for emerging markets during the reporting period, and countries with severe macro imbalances and high foreign currency funding needs such as Argentina and Turkey suffered heavy pressure in August 2018. In Argentina, the response to the sharp sell-off in the currency was a revised International Monetary Fund (IMF) program increasing its size and the speed of disbursement, which we believe will alleviate market concerns over financing and help stabilize asset prices. In Turkey’s case, the central bank hiked rates aggressively and the government announced a more realistic medium-term program with a tighter fiscal policy and steps to rebalance the economy. While emerging market local debt detracted for the overall period, performance improved in the fourth-quarter of 2018, which saw a transition from concerns over serial EM crises in Argentina and Turkey and key elections (Mexico and Brazil) to worries over a broader global growth slowdown, including the U.S., with weakening macroeconomic data, declining oil prices, and U.S.-China trade war tensions. The risk-off sentiment intensified in November and December, particularly in U.S. equities and high-yield credit, while emerging markets proved relatively resilient by comparison as expectations for Fed hikes in 2019 declined as the communication became more dovish.

The Fund’s high yield exposure was another top detractor from performance this period, which underperformed, particularly over the volatile fourth quarter of 2018. High-yield bonds struggled in 2018 amid headwinds from rising rates, U.S.-China trade tensions, and underlying concerns surrounding “peak” earnings and the duration of the economic cycle.

Contributing positively to performance this reporting period was our exposure to leveraged loans. In sharp contrast to the first three quarters of 2018, the fourth quarter saw a dramatic shift in investor sentiment. Solid corporate fundamentals and strong technical demand helped drive stable and steady positive performance in the loan market for the first 9.5 months of 2018. However, in the fourth quarter, heightened volatility returned to the broad markets as a confluence of macro factors surfaced in concert. Despite a weak Q4, overall leveraged loan contribution to performance was a positive.

STRATEGY & OUTLOOK

We ended 2018 with increased financial market volatility, as tighter U.S. financial conditions combined with trade concerns negatively impacted the U.S. equity market. Expectations throughout the year shifted from expecting synchronized global growth to slowing global growth, with materially tighter financial conditions. During the period of heightened financial market volatility, however, emerging market assets did better relative to their developed market counterparts, as their correction had occurred earlier, particularly in the second and third quarters.

From an asset valuation perspective, EM assets are still undervalued versus developed market assets, in our view. At period end, emerging market local bonds offer real yields that are at or close to 15-year highs when compared to developed market real yields. Similarly, emerging market currency levels remain attractive to us. In credit, we believe European financial subordinated debt offers value as do both emerging market hard currency sovereign debt and corporate debt. In our view, core European currency rates are on the expensive side of the spectrum versus the U.S. dollar.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18

1-Year     -4.40%     5-Year     1.70%     10-Year 5.45%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18

1-Year     -4.54%     5-Year     1.46%     10-Year 5.18%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Non-Service shares	$1,000.00	$985.20	$4.16
Service shares	1,000.00	985.60	5.42

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.02	4.24
Service shares	1,000.00	1,019.76	5.51

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	0.83%
Service shares	1.08

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2018

	Principal Amount	Value
Asset-Backed Securities—2.3%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	$275,000	$276,258
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	56,286	56,238
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	180,000	179,733
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	510,000	507,821
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	673,000	669,158
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	830,000	829,077
Series 2017-4, Cl. D, 3.08%, 12/18/23	375,000	370,066
Cabela’s Credit Card Master Note Trust:
Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	865,036
Series 2016-1, Cl. A2, 3.305% [US0001M+85], 6/15/22[2]	1,690,000	1,694,786
Capital Auto Receivables Asset Trust,
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	110,000	109,760
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	174,655
Series 2015-3, Cl. D, 3.27%, 3/15/22	610,000	609,304
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	461,794
Series 2017-1, Cl. D, 3.43%, 7/17/23	630,000	629,865
Series 2017-4, Cl. D, 3.30%, 5/15/24	280,000	279,051
Series 2018-1, Cl. D, 3.37%, 7/15/24	195,000	192,865
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	635,000	627,307
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	240,000	239,165
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	70,000	69,758
CIG Auto Receivables Trust, Series 2017- 1A, Cl. A, 2.71%, 5/15/23[1]	163,633	162,668
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	185,000	182,726
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	31,504	31,458
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	275,000	273,764
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	470,000	466,639
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	370,000	367,104
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	60,000	59,812
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	565,000	562,624
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	360,000	359,721
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	510,000	510,053
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	190,000	188,368
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	31,273	31,320
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	430,000	432,306
Series 2017-3, Cl. C, 2.80%, 7/15/22	315,000	314,249
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	610,000	611,314
Series 2018-1, Cl. D, 3.81%, 5/15/24	470,000	470,991
Series 2018-3, Cl. D, 4.30%, 9/16/24	175,000	177,538
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	200,000	205,004
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	440,000	440,625
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	415,000	423,837
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	495,000	496,857
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	380,000	389,092
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	560,000	558,551
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	390,000	394,007
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	410,000	409,049
Element Rail Leasing I LLC, Series 2014- 1A, Cl. A1, 2.299%, 4/19/44[1]	136,372	135,267
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	405,000	403,151
Flagship Credit Auto Trust, Series 2016- 1, Cl. C, 6.22%, 6/15/22[1]	980,000	1,013,545
GLS Auto Receivables Trust, Series 2018- 1A, Cl. A, 2.82%, 7/15/22[3]	642,252	640,082

	Principal Amount	Value
Asset-Backed Securities (Continued)
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	$320,000	$317,705
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1, Cl. C, 4.056% [US0001M+155], 6/27/22[1,2]	160,000	160,392
Series 2017-1, Cl. D, 4.806%
[US0001M+230], 6/27/22[1,2]	185,000	185,186
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	917,215
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	300,565
Series 2017-1, Cl. D, 3.17%, 4/17/23	440,000	438,738
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	1,110,000	1,137,927
Series 2017-2, Cl. D, 3.49%, 7/17/23	190,000	189,092
Series 2017-3, Cl. D, 3.20%, 11/15/23	760,000	757,052
Series 2018-1, Cl. D, 3.32%, 3/15/24	290,000	288,180
Series 2018-2, Cl. D, 3.88%, 2/15/24	145,000	146,282
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	505,000	501,788
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	284,123
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	625,000	622,752
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	134,703	134,317
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	670,000	675,302
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	685,000	685,822
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	420,000	416,221
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	845,000	839,362
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	420,000	418,250
Series 2017-A, Cl. A, 2.12%, 3/15/24	1,125,000	1,110,081
Series 2017-C, Cl. A, 2.31%, 8/15/24	1,130,000	1,114,685
Series 2018-A, Cl. A, 3.07%, 12/16/24	1,440,000	1,436,482
Series 2018-C, Cl. A, 3.55%, 8/15/25	415,000	420,564
Total Asset-Backed Securities (Cost $33,131,944)		33,051,502

Mortgage-Backed Obligations—20.9%

Government Agency—13.1%

FHLMC/FNMA/FHLB/Sponsored—12.3%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	203,915	216,550
5.50%, 9/1/39	226,927	240,722
6.00%, 11/1/21	26,116	28,104
6.50%, 4/1/19-8/1/32	170,820	186,829
7.00%, 10/1/31-10/1/37	36,760	40,435
7.50%, 1/1/32	203,446	237,421
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 99.999%, 2/1/28[4]	4,283	856
Series 205,Cl. IO, 58.037%, 9/1/29[4]	24,466	5,121
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	54,598	10,397
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	160,003	168,380
Series 151,Cl. F, 9.00%, 5/15/21	959	979
Series 1674,Cl. Z, 6.75%, 2/15/24	80,243	84,820
Series 1897,Cl. K, 7.00%, 9/15/26	315,068	342,240
Series 2043,Cl. ZP, 6.50%, 4/15/28	131,809	145,320
Series 2106,Cl. FG, 2.905%
[LIBOR01M+45], 12/15/28[2]	229,426	230,029
Series 2122,Cl. F, 2.905%
[LIBOR01M+45], 2/15/29[2]	6,272	6,274
Series 2148,Cl. ZA, 6.00%, 4/15/29	130,652	141,575
Series 2195,Cl. LH, 6.50%, 10/15/29	92,361	101,100
Series 2326,Cl. ZP, 6.50%, 6/15/31	12,436	13,483
Series 2344,Cl. FP, 3.405%
[LIBOR01M+95], 8/15/31[2]	61,365	63,013
Series 2368,Cl. PR, 6.50%, 10/15/31	43,023	47,731

7        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2412,Cl. GF, 3.405% [LIBOR01M+95], 2/15/32[2]	$75,176	$77,241
Series 2449,Cl. FL, 3.005% [LIBOR01M+55], 1/15/32[2]	69,215	70,187
Series 2451,Cl. FD, 3.455%
[LIBOR01M+100], 3/15/32[2]	31,762	32,495
Series 2461,Cl. PZ, 6.50%, 6/15/32	156,706	171,145
Series 2464,Cl. FI, 3.455% [LIBOR01M+100], 2/15/32[2]	29,343	30,027
Series 2470,Cl. AF, 3.455% [LIBOR01M+100], 3/15/32[2]	54,495	56,071
Series 2470,Cl. LF, 3.455% [LIBOR01M+100], 2/15/32[2]	30,028	30,729
Series 2477,Cl. FZ, 3.005% [LIBOR01M+55], 6/15/31[2]	120,237	120,961
Series 2517,Cl. GF, 3.455% [LIBOR01M+100], 2/15/32[2]	26,108	26,717
Series 2635,Cl. AG, 3.50%, 5/15/32	39,617	39,728
Series 2676,Cl. KY, 5.00%, 9/15/23	350,677	357,991
Series 2770,Cl. TW, 4.50%, 3/15/19	354	354
Series 3025,Cl. SJ, 15.748% [-3.667 x LIBOR01M+2,475], 8/15/35[2]	74,581	106,592
Series 3815,Cl. BD, 3.00%, 10/15/20	17	17
Series 3848,Cl. WL, 4.00%, 4/15/40	94,329	95,293
Series 3857,Cl. GL, 3.00%, 5/15/40	4,651	4,705
Series 3917,Cl. BA, 4.00%, 6/15/38	55,120	56,287
Series 4221,Cl. HJ, 1.50%, 7/15/23	134,337	131,162
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	5,888	554
Series 2079,Cl. S, 99.999%, 7/17/28[4]	10,710	1,217
Series 2136,Cl. SG, 33.37%, 3/15/29[4]	332,952	45,380
Series 2399,Cl. SG, 99.999%, 12/15/26[4]	169,710	21,381
Series 2437,Cl. SB, 44.68%, 4/15/32[4]	570,445	77,142
Series 2526,Cl. SE, 52.359%, 6/15/29[4]	11,710	1,888
Series 2682,Cl. TQ, 99.999%, 10/15/33[4]	125,164	18,604
Series 2795,Cl. SH, 56.469%, 3/15/24[4]	200,778	12,430
Series 2920,Cl. S, 44.609%, 1/15/35[4]	131,200	18,519
Series 2922,Cl. SE, 18.046%, 2/15/35[4]	22,203	2,890
Series 2981,Cl. AS, 0.453%, 5/15/35[4]	200,734	24,129
Series 2981,Cl. BS, 99.999%, 5/15/35[4]	256,755	36,556
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	89,709	14,694
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	27,938	2,483
Series 3450,Cl. BI, 10.192%, 5/15/38[4]	145,680	19,804
Series 3606,Cl. SN, 11.375%, 12/15/39[4]	43,336	5,258
Series 3659,Cl. IE, 0.00%, 3/15/19[4,5]	443	1
Federal National Mortgage Assn.:
2.50%, 1/1/34[6]	5,145,000	5,025,173
3.00%, 1/1/34-1/1/49[6]	10,425,000	10,268,553
3.50%, 1/1/34-1/1/49[6]	34,550,000	34,643,356
4.00%, 1/1/34-1/1/49[6]	20,860,000	21,287,223
4.50%, 1/1/49[6]	82,465,000	85,445,870
5.00%, 1/1/49[6]	8,605,000	9,017,549
Federal National Mortgage Assn. Pool:
5.00%, 7/1/19-7/1/33	232,305	245,982
5.50%, 4/1/21-5/1/36	129,379	138,106
6.50%, 12/1/29-1/1/34	376,627	418,637
7.00%, 1/1/30-6/1/34	481,993	544,890
7.50%, 2/1/27-3/1/33	644,083	742,957
8.50%, 7/1/32	484	490
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 99.999%, 3/25/23[4]	55,311	5,867
Series 221,Cl. 2, 99.999%, 5/25/23[4]	6,790	790
Series 254,Cl. 2, 99.999%, 1/25/24[4]	117,319	15,685
Series 301,Cl. 2, 19.788%, 4/25/29[4]	25,451	5,188
Series 313,Cl. 2, 99.999%, 6/25/31[4]	268,093	60,608

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 319,Cl. 2, 1.114%, 2/25/32[4]	$127,824	$28,572
Series 321,Cl. 2, 28.744%, 4/25/32[4]	38,369	9,013
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	37,998	8,861
Series 328,Cl. 2, 0.00%, 12/25/32[4,5]	75,734	17,354
Series 331,Cl. 5, 2.464%, 2/25/33[4]	145,154	25,916
Series 332,Cl. 2, 0.00%, 3/25/33[4,5]	618,310	143,140
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	118,066	24,856
Series 339,Cl. 15, 6.304%, 10/25/33[4]	344,933	75,639
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	109,562	24,796
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	66,634	14,042
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	120,574	23,554
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	84,328	17,049
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	41,622	9,002
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	54,976	11,323
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	80,474	87,596
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	67,920	72,751
Series 2002-29,Cl. F, 3.506% [LIBOR01M+100], 4/25/32[2]	33,065	33,862
Series 2002-64,Cl. FJ, 3.506% [LIBOR01M+100], 4/25/32[2]	10,182	10,427
Series 2002-68,Cl. FH, 2.955% [LIBOR01M+50], 10/18/32[2]	22,275	22,375
Series 2002-84,Cl. FB, 3.506% [LIBOR01M+100], 12/25/32[2]	141,353	144,894
Series 2002-90,Cl. FH, 3.006% [LIBOR01M+50], 9/25/32[2]	79,087	79,397
Series 2003-11,Cl. FA, 3.506% [LIBOR01M+100], 9/25/32[2]	141,356	144,077
Series 2003-116,Cl. FA, 2.906% [LIBOR01M+40], 11/25/33[2]	14,565	14,581
Series 2004-25,Cl. PC, 5.50%, 1/25/34	2,134	2,134
Series 2005-109,Cl. AH, 5.50%, 12/25/25	494,729	507,976
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	613,088
Series 2005-71,Cl. DB, 4.50%, 8/25/25	69,269	70,161
Series 2006-11,Cl. PS, 15.377% [-3.667 x LIBOR01M+2,456.67], 3/25/36[2]	72,310	103,934
Series 2006-46,Cl. SW, 15.01% [-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	109,315	151,246
Series 2008-75,Cl. DB, 4.50%, 9/25/23	133	133
Series 2009-113,Cl. DB, 3.00%, 12/25/20	6,316	6,287
Series 2009-36,Cl. FA, 3.446% [LIBOR01M+94], 6/25/37[2]	18,007	18,416
Series 2009-70,Cl. TL, 4.00%, 8/25/19	223	223
Series 2010-43,Cl. KG, 3.00%, 1/25/21	6,999	6,986
Series 2011-122,Cl. EC, 1.50%, 1/25/20	3,959	3,924
Series 2011-15,Cl. DA, 4.00%, 3/25/41	43,058	43,444
Series 2011-3,Cl. EL, 3.00%, 5/25/20	6,148	6,125
Series 2011-3,Cl. KA, 5.00%, 4/25/40	120,181	125,271
Series 2011-38,Cl. AH, 2.75%, 5/25/20	5	5
Series 2011-6,Cl. BA, 2.75%, 6/25/20	3,350	3,366
Series 2011-82,Cl. AD, 4.00%, 8/25/26	26,553	26,497
Series 2012-20,Cl. FD, 2.906% [LIBOR01M+40], 3/25/42[2]	175,120	175,239
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 35.04%, 11/18/31[4]	36,317	6,050
Series 2001-63,Cl. SD, 47.484%, 12/18/31[4]	9,335	1,384
Series 2001-68,Cl. SC, 39.467%, 11/25/31[4]	6,771	1,058
Series 2001-81,Cl. S, 41.987%, 1/25/32[4]	7,964	1,384

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-28,Cl. SA, 29.978%, 4/25/32[4]	$5,834	$1,023
Series 2002-38,Cl. SO, 63.721%, 4/25/32[4]	39,738	6,093
Series 2002-48,Cl. S, 35.381%, 7/25/32[4]	8,622	1,642
Series 2002-52,Cl. SL, 28.049%, 9/25/32[4]	5,862	1,068
Series 2002-56,Cl. SN, 36.479%, 7/25/32[4]	11,848	2,257
Series 2002-77,Cl. IS, 51.864%, 12/18/32[4]	67,702	11,692
Series 2002-77,Cl. SH, 37.95%, 12/18/32[4]	11,234	1,796
Series 2002-9,Cl. MS, 27.535%, 3/25/32[4]	10,683	2,013
Series 2003-13,Cl. IO, 48.938%, 3/25/33[4]	117,536	27,636
Series 2003-26,Cl. DI, 53.764%, 4/25/33[4]	94,534	24,168
Series 2003-33,Cl. SP, 28.697%, 5/25/33[4]	63,730	12,277
Series 2003-4,Cl. S, 19.129%, 2/25/33[4]	18,199	3,315
Series 2004-56,Cl. SE, 1.947%, 10/25/33[4]	302,624	49,897
Series 2005-12,Cl. SC, 24.477%, 3/25/35[4]	9,977	1,365
Series 2005-14,Cl. SE, 39.168%, 3/25/35[4]	374,103	45,943
Series 2005-40,Cl. SA, 42.441%, 5/25/35[4]	324,904	48,029
Series 2005-40,Cl. SB, 99.999%, 5/25/35[4]	522,087	63,087
Series 2005-52,Cl. JH, 23.407%, 5/25/35[4]	188,531	24,009
Series 2005-63,Cl. SA, 28.045%, 10/25/31[4]	17,525	2,284
Series 2006-90,Cl. SX, 99.999%, 9/25/36[4]	360,745	62,180
Series 2007-88,Cl. XI, 0.00%, 6/25/37[4,5]	344,645	52,419
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	24,027	2,433
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	853	44
Series 2010-95,Cl. DI, 0.00%, 11/25/20[4,5]	20,856	234
Series 2011-96,Cl. SA, 4.21%, 10/25/41[4]	145,876	21,755
Series 2012-134,Cl. SA, 0.29%, 12/25/42[4]	482,900	87,000
Series 2012-40,Cl. PI, 10.751%, 4/25/41[4]	773,708	116,943
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	3	1

		175,478,946

GNMA/Guaranteed—0.8%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	45,850	49,569
8.00%, 5/15/26	7,855	7,868
Government National Mortgage Assn. II Pool:
3.125% [H15T1Y+150], 11/20/25[2]	1,941	1,993
3.50%, 1/1/49[6]	11,310,000	11,388,014
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 35.389%, 4/16/37[4]	192,352	26,742

	Principal Amount	Value

GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2011-52,Cl. HS, 16.599%, 4/16/41[4]	$323,519	$44,921
		11,519,107

Non-Agency—7.8%

Commercial—3.5%
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 4.79% [H15T1Y+210], 9/26/35[1,2]	23,532	23,589
Series 2012-RR6,Cl. RR6, 2.054%, 11/26/36[1]	27,427	27,354
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 0.00%, 1/15/51[4,5]	5,737,781	211,785
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 0.00%, 11/13/50[4,5]	2,308,758	133,894
Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 4.032%, 1/25/36[7]	11,290	10,666
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	243,633	241,747
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	270,000	273,847
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 11.937%, 10/12/50[4]	6,126,835	424,562
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	960,000	949,443
Series 2014-CR17,Cl. ASB, 3.598%, 5/10/47	870,000	883,355
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	180,000	181,843
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	25,000	25,311
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	455,000	469,160
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,609,895
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	305,000	304,182
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	2,559,184	128,423
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.307%, 6/25/36[7]	45,760	42,985
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.69% [US0001M+22], 7/22/36[1,2]	5,060,144	4,911,038
FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 3.87%, 5/25/45[1,7]	4,165,000	4,138,571
Series 2013-K25,Cl. C, 3.619%, 11/25/45[1,7]	135,000	132,738
Series 2013-K26,Cl. C, 3.598%, 12/25/45[1,7]	95,000	93,307
Series 2013-K27,Cl. C, 3.496%, 1/25/46[1,7]	1,460,000	1,427,730
Series 2013-K28,Cl. C, 3.49%, 6/25/46[1,7]	2,330,000	2,276,908
Series 2013-K29,Cl. C, 3.481%, 5/25/46[1,7]	2,300,000	2,211,665
Series 2013-K713,Cl. C, 3.154%, 4/25/46[1,7]	535,000	532,968

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2014-K714,Cl. C, 3.854%, 1/25/47[1,7]	$400,000	$402,832
Series 2015-K44,Cl. B, 3.683%, 1/25/48[1,7]	2,310,000	2,255,272
Series 2015-K45,Cl. B, 3.591%, 4/25/48[1,7]	4,646,000	4,517,326
Series 2017-K62,Cl. B, 3.875%, 1/25/50[1,7]	280,000	271,794
Series 2017-K724,Cl. B, 3.487%, 11/25/23[1,7]	1,535,000	1,524,082
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	1,200,000	1,197,676
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	83,598	82,753
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	160,000	168,756
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	235,000	237,581
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	335,820	334,730
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	28,642	28,559
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	855,000	846,383
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	820,000	848,767
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	235,000	230,763
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	630,000	635,979
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	543,707	532,853
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.327%, 7/25/35[7]	45,630	46,870
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.434%, 7/26/36[1,7]	2,142,141	2,147,240
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	194,016	196,191
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	295,000	296,065
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	110,000	110,667
Series 2014-C24,Cl. B, 4.116%, 11/15/47[7]	680,000	675,846
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,720,000	1,735,519
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,515,000	1,507,707
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	235,732	232,947
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	570,000	569,317
Series 2014-C14,Cl. B, 4.674%, 2/15/47[7]	240,000	250,994
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 0.00%, 12/15/50[4,5]	2,013,393	112,504
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1A, 3.667%, 11/26/36[1,7]	3,732	3,721
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.60%, 6/26/46[1,7]	48,897	48,798
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 4.30%, 8/25/34[7]	1,975,497	1,975,108
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 0.00%, 11/15/50[4,5]	3,813,212	239,800

	Principal Amount	Value

Commercial (Continued)
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.892%, 5/10/63[1,7]	$930,000	$789,285
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	940,000	934,507
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[4,5]	2,798,996	178,245
WF-RBS Commercial Mortgage Trust:
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	638,532
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	506,111
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	120,000	121,197
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[7]	395,000	401,756
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	3,024,070	75,828
		49,577,827

Multi-Family—0.0%
Connecticut Avenue Securities, Series 2017- C04, Cl. 2M1, 3.356% [US0001M+85], 11/25/29[2]	609,314	609,491

Residential—4.3%
Banc of America Funding Trust, Series 2014- R7, Cl. 3A1, 4.607%, 3/26/36[1,7]	23,669	23,741
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 4.91% [H15T1Y+225], 2/25/36[2]	34,654	34,930
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	499,645	491,873
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	480,061	478,679
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 4.439%, 5/25/35[7]	545,383	548,955
Series 2006-AR1,Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	158,212	159,860
Series 2009-8,Cl. 7A2, 4.608%, 3/25/36[1,7]	6,700,659	6,678,108
Series 2014-8,Cl. 1A2, 2.76% [US0001M+29], 7/20/36[1,2]	3,400,000	3,337,075
Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 5.506% [US0001M+300], 7/25/24[2]	827,158	870,401
Series 2016-C03,Cl. 1M1, 4.506% [US0001M+200], 10/25/28[2]	143,134	144,308
Series 2016-C07,Cl. 2M1, 3.806% [US0001M+130], 5/25/29[2]	182,949	183,169
Series 2017-C01,Cl. 1M2, 6.056% [US0001M+355], 7/25/29[2]	4,140,000	4,392,406
Series 2017-C02,Cl. 2M1, 3.656% [US0001M+115], 9/25/29[2]	905,658	907,948
Series 2017-C03,Cl. 1M1, 3.456% [US0001M+95], 10/25/29[2]	893,134	894,158
Series 2017-C06,Cl. 1M1, 3.256% [US0001M+75], 2/25/30[2]	196,701	196,559
Series 2017-C07,Cl. 1M1, 3.156% [US0001M+65], 5/25/30[2]	552,088	551,003
Series 2017-C07,Cl. 1M2, 4.906% [US0001M+240], 5/25/30[2]	580,000	585,002
Series 2017-C07,Cl. 2M1, 3.156% [US0001M+65], 5/25/30[2]	190,603	190,310
Series 2018-C01,Cl. 1M1, 3.106% [US0001M+60], 7/25/30[2]	752,589	750,220
Series 2018-C02,Cl. 2M1, 3.156% [US0001M+65], 8/25/30[2]	240,346	240,134

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Residential (Continued)
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 2.685% [US0001M+23], 12/15/35[2]	$22,139	$21,798
Series 2006-H,Cl. 2A1A, 2.605% [US0001M+15], 11/15/36[2]	18,012	13,888
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.332%, 7/25/35[7]	10,348	10,408
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.816% [US0001M+31], 7/25/35[2]	14,507	14,403
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.606% [US0001M+10], 8/25/36[2]	849,280	419,043
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	12,101	10,642
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	1,721,608	1,577,710
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.756% [US0001M+425], 11/25/23[2]	891,140	971,204
Series 2014-DN1,Cl. M3, 7.006% [US0001M+450], 2/25/24[2]	815,000	914,712
Series 2014-DN2,Cl. M3, 6.106% [US0001M+360], 4/25/24[2]	840,000	906,610
Series 2014-HQ2,Cl. M3, 6.256% [US0001M+375], 9/25/24[2]	915,000	1,007,869
Series 2015-HQA2,Cl. M2, 5.306% [US0001M+280], 5/25/28[2]	252,298	257,340
Series 2016-DNA1,Cl. M2, 5.406% [US0001M+290], 7/25/28[2]	294,720	299,940
Series 2016-DNA3,Cl. M3, 7.506% [US0001M+500], 12/25/28[2]	3,845,000	4,329,290
Series 2016-DNA4,Cl. M1, 3.306% [US0001M+80], 3/25/29[2]	3,927	3,927
Series 2016-DNA4,Cl. M3, 6.306% [US0001M+380], 3/25/29[2]	5,570,000	6,015,650
Series 2016-HQA3,Cl. M1, 3.306% [US0001M+80], 3/25/29[2]	203,131	203,180
Series 2016-HQA3,Cl. M3, 6.356% [US0001M+385], 3/25/29[2]	3,400,000	3,720,817
Series 2016-HQA4,Cl. M3, 6.406% [US0001M+390], 4/25/29[2]	4,580,000	5,022,934
Series 2017-DNA1,Cl. M2, 5.756% [US0001M+325], 7/25/29[2]	4,400,000	4,633,767
Series 2017-HQA1,Cl. M1, 3.706% [US0001M+120], 8/25/29[2]	1,442,205	1,447,032
Series 2017-HQA2,Cl. M1, 3.306% [US0001M+80], 12/25/29[2]	418,499	418,348
Series 2017-HQA3,Cl. M1, 3.056% [US0001M+55], 4/25/30[2]	923,982	922,390
Series 2018-DNA1,Cl. M1, 2.956% [US0001M+45], 7/25/30[2]	1,556,582	1,549,481
Series 2018-DNA1,Cl. M2, 4.306% [US0001M+180], 7/25/30[2]	1,200,000	1,154,793
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 4.487%, 10/25/33[7]	53,444	54,129
Series 2005-AR16,Cl. 1A1, 4.28%, 12/25/35[7]	7,552	7,554
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 4.093%, 2/25/35[7]	707,956	725,512
Series 2005-AR15,Cl. 1A2, 4.671%, 9/25/35[7]	110,399	107,537
Series 2005-AR15,Cl. 1A6, 4.671%, 9/25/35[7]	1,336,467	1,292,122
Series 2005-AR4,Cl. 2A2, 4.252%, 4/25/35[7]	6,167	6,216
Series 2006-AR10,Cl. 1A1, 4.309%, 7/25/36[7]	136,374	133,460

	Principal Amount		Value

Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR10,Cl. 5A5, 4.434%, 7/25/36[7]		$242,520	$242,426
Series 2006-AR2,Cl. 2A3, 4.607%, 3/25/36[7]		1,146,954	1,160,799
Series 2006-AR7,Cl. 2A4, 4.334%, 5/25/36[7]		642,475	658,216
			61,893,986
Total Mortgage-Backed Obligations (Cost $294,155,463)			299,079,357

Foreign Government Obligations—20.2%
Angola—0.3%
Republic of Angola:
8.25% Sr. Unsec. Nts., 5/9/28[1]		850,000	802,744
9.375% Sr. Unsec. Nts., 5/8/48[1]		4,290,000	4,028,010
			4,830,754

Argentina—1.3%
Argentine Republic:
2.937% Unsec. Nts., 4/30/20[8]	ARS	161,500,000	4,674,323
5.875% Sr. Unsec. Nts., 1/11/28		4,130,000	2,983,925
6.50% Sr. Unsec. Nts., 2/15/23[1]		1,465,000	1,186,650
6.875% Sr. Unsec. Nts., 1/26/27		1,525,000	1,167,578
6.875% Sr. Unsec. Nts., 1/11/48		1,785,000	1,251,731
7.50% Sr. Unsec. Nts., 4/22/26		9,320,000	7,496,775
18.20% Unsec. Nts., 10/3/21	ARS	9,285,000	189,719
			18,950,701

Brazil—1.2%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	11,000,000	2,968,655
10.00% Unsec. Nts., 1/1/25	BRL	26,900,000	7,239,582
10.00% Unsec. Nts., 1/1/27	BRL	11,500,000	3,102,110
18.447% Unsec. Nts., 5/15/45[16]	BRL	4,350,000	4,065,014
			17,375,361

Chile—0.5%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	4,818,500,000	7,082,186

Colombia—0.8%
Republic of Colombia:
4.50% Sr. Unsec. Nts., 3/15/29		1,225,000	1,212,750
6.125% Sr. Unsec. Nts., 1/18/41		1,615,000	1,748,238
Series B, 6.25% Sr. Unsec. Nts.,
11/26/25	COP	8,700,000,000	2,659,877
Series B, 7.50% Bonds, 8/26/26	COP	12,830,000,000	4,182,347
Series B, 10.00% Bonds, 7/24/24	COP	5,146,000,000	1,868,092
			11,671,304

Dominican Republic—0.6%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		5,595,000	5,595,000
6.00% Sr. Unsec. Nts., 7/19/28[1]		2,690,000	2,693,363
6.85% Sr. Unsec. Nts., 1/27/45[1]		930,000	918,375
			9,206,738

Ecuador—0.2%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[1]		815,000	665,753
8.875% Sr. Unsec. Nts., 10/23/27[1]		1,660,000	1,433,825
9.65% Sr. Unsec. Nts., 12/13/26[1]		985,000	900,044
			2,999,622

Egypt—0.5%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	1,900,000	1,982,086
6.125% Sr. Unsec. Nts., 1/31/22[1]		965,000	948,800
6.588% Sr. Unsec. Nts., 2/21/28[1]		1,445,000	1,293,275
7.903% Sr. Unsec. Nts., 2/21/48[1]		625,000	540,095
8.50% Sr. Unsec. Nts., 1/31/47[1]		1,450,000	1,313,759

11        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value

Egypt (Continued)
Arab Republic of Egypt: (Continued)
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	29,000,000	$1,540,234
			7,618,249

Gabon—0.2%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		2,410,000	2,171,868
Ghana—0.2%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[1]		2,420,000	2,176,064
8.627% Sr. Unsec. Nts., 6/16/49[1]		1,440,000	1,260,173
			3,436,237

Greece—2.2%
Hellenic Republic:
0.000%Bonds, 10/15/42[7]	EUR	30,230,000	106,852
3.375% Sr. Unsec. Nts., 2/15/25[1,9]	EUR	5,070,000	5,623,084
3.90% Bonds, 1/30/33[9]	EUR	17,660,000	18,461,107
4.00% Bonds, 1/30/37[9]	EUR	7,215,000	7,294,179
			31,485,222

Hungary—0.1%
Hungary:
Series 25/B, 5.50% Bonds, 6/24/25	HUF	160,840,000	673,986
Series 27/A, 3.00% Bonds, 10/27/27	HUF	400,000,000	1,433,636
			2,107,622

India—1.6%
Republic of India:
7.59% Sr. Unsec. Nts., 1/11/26	INR	600,000,000	8,711,151
8.20% Sr. Unsec. Nts., 2/15/22	INR	600,000,000	8,811,805
8.20% Sr. Unsec. Nts., 9/24/25	INR	315,600,000	4,723,856
			22,246,812

Indonesia—1.4%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		525,000	523,031
4.55% Sr. Unsec. Nts., 3/29/26[1]		790,000	785,260
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		905,000	861,385
4.125% Sr. Unsec. Nts., 1/15/25[1]		490,000	483,353
8.125% Sr. Unsec. Nts., 5/15/24	IDR	35,000,000,000	2,478,599
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	104,095,000,000	7,372,662
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	10,000,000,000	650,209
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	112,480,000,000	7,340,923
			20,495,422

Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		615,000	553,131
6.752% Sr. Unsec. Nts., 3/9/23[1]		800,000	763,918
			1,317,049

Italy—0.6%
Italy Buoni Poliennali Del Tesoro, 1.45% Bonds, 11/15/24[9]	EUR	7,070,000	7,841,554

Kenya—0.0%
Republic of Kenya, 8.25% Sr. Unsec. Nts., 2/28/48[1]		510,000	436,058

Mexico—2.3%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		920,000	862,739
Series M, 5.75% Bonds, 3/5/26	MXN	54,445,000	2,343,032
Series M, 6.50% Bonds, 6/9/22	MXN	160,000,000	7,649,029
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	340,000,000	16,899,004

	Principal Amount		Value

Mexico (Continued)
United Mexican States: (Continued)
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	90,000,000	$4,507,018
			32,260,822

Mongolia—0.1%
Development Bank of Mongolia LLC, 7.25% Unsec. Nts., 10/23/23[1]		620,000	609,485

Mongolia, 5.625% Sr. Unsec. Nts., 5/1/23[1]		1,455,000	1,382,325
			1,991,810

Nigeria—0.3%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[1]		1,570,000	1,393,438
7.696% Sr. Unsec. Nts., 2/23/38[1]		1,610,000	1,410,235
9.248% Sr. Unsec. Nts., 1/21/49[1]		1,060,000	1,032,198
			3,835,871

Oman—0.2%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[1]		3,185,000	2,636,811
Peru—0.4%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	5,345,000	1,645,529
5.94% Sr. Unsec. Nts., 2/12/29[1,9]	PEN	2,800,000	843,209
6.15% Sr. Unsec. Nts., 8/12/32[1,9]	PEN	4,370,000	1,322,178
6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	7,140,000	2,223,873
			6,034,789

Poland—0.5%
Republic of Poland, Series 0422
2.25% Bonds, 4/25/22	PLN	23,800,000	6,447,410

Russia—0.1%
Russian Federation, Series 6209, 7.60%
Bonds, 7/20/22	RUB	66,585,000	944,174

Senegal—0.1%
Republic of Senegal:
6.25% Unsec. Nts., 5/23/33[1]		460,000	397,460
6.75% Sr. Unsec. Nts., 3/13/48[1]		835,000	695,033
			1,092,493

South Africa—2.0%
Republic of South Africa:
5.65% Sr. Unsec. Nts., 9/27/47		605,000	539,908
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,500,000	1,544,497
Series 2030, 8.00% Bonds, 1/31/30	ZAR	77,000,000	4,844,233
Series 2037, 8.50% Bonds, 1/31/37	ZAR	107,000,000	6,616,843
Series 2048, 8.75% Bonds, 2/28/48	ZAR	60,000,000	3,711,951
Series R186, 10.50% Bonds, 12/21/26	ZAR	131,675,000	9,958,639
Series R214, 6.50% Bonds, 2/28/41	ZAR	25,000,000	1,212,203
			28,428,274

Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		1,450,000	1,341,525
5.875% Sr. Unsec. Nts., 7/25/22[1]		1,350,000	1,269,231
6.25% Sr. Unsec. Nts., 10/4/20[1]		465,000	453,398
6.75% Sr. Unsec. Nts., 4/18/28[1]		950,000	867,545
			3,931,699

Thailand—0.6%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	65,400,000	2,000,577
2.125% Sr. Unsec. Nts., 12/17/26	THB	210,000,000	6,315,260
			8,315,837

Turkey—0.7%
Republic of Turkey:
7.25% Sr. Unsec. Nts., 12/23/23		1,825,000	1,878,755
10.60% Bonds, 2/11/26	TRY	5,000,000	735,002
10.70% Bonds, 2/17/21	TRY	22,045,000	3,611,340

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Turkey (Continued)
Republic of Turkey: (Continued)
11.00% Bonds, 2/24/27	TRY	4,750,000	$698,252
12.40% Bonds, 3/8/28	TRY	17,500,000	2,775,036
			9,698,385

Ukraine—0.8%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/23[9]		2,050,000	1,848,844
7.75% Sr. Unsec. Nts., 9/1/24[9]		1,295,000	1,142,085
7.75% Sr. Unsec. Nts., 9/1/25[9]		900,000	781,573
7.75% Sr. Unsec. Nts., 9/1/26[9]		2,940,000	2,512,303
7.75% Sr. Unsec. Nts., 9/1/27[9]		2,720,000	2,306,370
8.994% Sr. Unsec. Nts., 2/1/24[1]		1,565,000	1,464,071
9.75% Sr. Unsec. Nts., 11/1/28[1]		730,000	686,065
			10,741,311

Uruguay—0.0%
Oriental Republic of Uruguay, 9.875%
Sr. Unsec. Nts., 6/20/22[1]	UYU	13,555,000	414,250
Total Foreign Government Obligations (Cost $312,285,250)			288,046,695

Corporate Loans—0.4%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 5.522% [LIBOR4+300], 11/17/25[2]		273,052	259,741
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.052% 2/27/23[7]		547,250	543,745
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.804% [LIBOR12+450], 4/6/24[2]		587,050	578,978
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 9.095% [LIBOR4+675], 1/30/19[2,10]		800,000	541,112
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.569% [LIBOR4+425], 6/23/23[2]		384,740	330,300
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.522% 5/15/23[7]		570,000	539,365
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.303% [LIBOR4+550], 9/30/22[2]		272,906	244,763
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.326% [LIBOR12+725], 10/17/22[2]		1,575,063	1,342,741
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.568% [LIBOR12+325], 10/25/20[2]		1,043,988	885,761
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.32% [LIBOR12+300], 3/11/22[2]		273,582	217,107
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.31% [LIBOR12+400], 3/29/21[2]		306,086	274,712
Total Corporate Loans (Cost $6,206,518)			5,758,325

Corporate Bonds and Notes—41.4%

Consumer Discretionary—6.3%

Auto Components—0.2%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25		1,100,000	1,005,125
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]		250,000	221,250
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		705,000	679,444

	Principal Amount	Value

Auto Components (Continued)
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	$520,000	$469,950
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	345,000	335,512
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	360,000	278,730
		2,990,011

Automobiles—0.3%
Ford Motor Credit Co. LLC, 5.75% Sr. Unsec. Nts., 2/1/21	1,460,000	1,489,726
General Motors Financial Co., Inc., 4.20% Sr. Unsec. Nts., 11/6/21	1,460,000	1,460,218
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	690,000	517,500
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[1]	570,000	497,325
Williams Scotsman International, Inc., 6.875% Sr. Sec. Nts., 8/15/23[3]	560,000	539,000
		4,503,769

Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	387,000	369,585

Diversified Consumer Services—0.1%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	140,000	95,900
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	275,000	222,750
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	290,000	273,687
		592,337

Entertainment—0.3%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	705,000	623,044
5.875% Sr. Sub. Nts., 11/15/26	760,000	653,600
6.125% Sr. Sub. Nts., 5/15/27	520,000	447,200
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	495,000	476,437
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	1,215,000	1,205,887
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	550,000	539,000
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28[1]	275,000	268,656
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	665,000	624,269
		4,838,093

Hotels, Restaurants & Leisure—1.7%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	785,000	724,798
5.00% Sec. Nts., 10/15/25[1]	1,335,000	1,231,537
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	745,000	702,162
5.00% Sr. Unsec. Nts., 2/1/28[1]	815,000	762,025
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	690,000	647,737
6.375% Sr. Unsec. Nts., 4/1/26	220,000	213,675
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	820,000	707,250
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	670,000	589,600
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	330,000	326,700
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	540,000	523,606

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	$390,000	$396,825
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[3]	1,370,000	1,294,650
8.75% Sr. Sub. Nts., 10/1/25[1]	1,160,000	1,119,400
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	425,000	402,687
5.125% Sr. Unsec. Nts., 5/1/26[1]	550,000	529,375
Hilton Grand Vacations Borrower LLC/ Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	700,000	698,250
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	1,130,000	1,138,475
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	270,000	236,925
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC: 4.75% Sr. Unsec. Nts., 6/1/27[1]	435,000	405,637
5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	965,180
Marriott Ownership Resorts, Inc./ILG LLC, 6.50% Sr. Unsec. Nts., 9/15/26[1]	280,000	271,250
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	1,230,000	1,132,537
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	925,000	919,219
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	510,000	494,700
6.00% Sr. Unsec. Nts., 3/15/23	855,000	861,412
6.625% Sr. Unsec. Nts., 12/15/21	405,000	416,137
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	780,000	732,225
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	725,000	650,688
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	875,000	805,000
Premier Cruises Ltd., 11.00% Sr. Unsec. Nts., 3/15/08[1,10,11]	250,000	—
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	1,000,000	895,000
10.00% Sr. Unsec. Nts., 12/1/22	1,712,000	1,739,803
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	500,000	472,500
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	285,000	267,188
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	560,000	523,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	390,000	343,688
5.50% Sr. Unsec. Nts., 3/1/25[1]	275,000	257,125
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	135,000	120,488
5.50% Sr. Unsec. Nts., 10/1/27[1]	135,000	117,788
		24,636,842

Household Durables—0.8%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[1]	495,000	450,935
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	935,000	743,325
6.75% Sr. Unsec. Nts., 3/15/25	1,680,000	1,451,100
7.25% Sr. Unsec. Nts., 2/1/23	43,000	40,205
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	430,000	437,525
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	95,000	90,012
4.75% Sr. Unsec. Nts., 4/1/21	1,465,000	1,455,844

	Principal Amount	Value

Household Durables (Continued)
Lennar Corp.: (Continued)
4.75% Sr. Unsec. Nts., 5/30/25	$840,000	$790,650
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	795,000	731,400
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	800,000	628,000
PulteGroup, Inc., 5.50% Sr. Unsec. Nts., 3/1/26	740,000	715,025
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[1]	855,000	844,312
Taylor Morrison Communities, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	1,240,000	1,243,100
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	560,000	543,200
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	180,000	169,650
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	1,020,000	872,100
6.00% Sr. Unsec. Nts., 9/1/23	550,000	497,750
		11,704,133

Leisure Equipment & Products—0.0%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[1]	430,000	384,717

Media—2.0%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	205,000	197,312
7.50% Sr. Sec. Nts., 5/15/26[1]	480,000	439,200
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	695,000	649,825
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	580,000	533,600
8.125% Sr. Sec. Nts., 2/1/27[1]	560,000	529,200
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[1]	205,000	187,319
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	530,000	482,300
5.00% Sr. Unsec. Nts., 4/1/24	275,000	261,250
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,362,000	1,416,480
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	460,000	463,450
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	265,000	247,775
5.00% Sr. Unsec. Nts., 2/1/28[1]	840,000	774,900
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,040,000	971,256
5.375% Sr. Unsec. Nts., 5/1/25[1]	205,000	197,056
5.75% Sr. Unsec. Nts., 2/15/26[1]	1,315,000	1,291,987
5.875% Sr. Unsec. Nts., 4/1/24[1]	325,000	324,188
5.875% Sr. Unsec. Nts., 5/1/27[1]	205,000	199,362
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[3]	265,000	268,312
Clear Channel Worldwide Holdings, Inc.:
6.50% Sr. Unsec. Nts., Series B, 11/15/22	1,465,000	1,472,325
7.625% Sr. Sub. Nts., Series B, 3/15/20	1,505,000	1,473,019
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	715,000	656,906
5.50% Sr. Sec. Nts., 5/15/26[1]	205,000	193,725
5.50% Sr. Unsec. Nts., 4/15/27[1]	750,000	699,375
10.875% Sr. Unsec. Nts., 10/15/25[1]	722,000	812,553
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	2,280,000	1,843,950
7.75% Sr. Unsec. Nts., 7/1/26	250,000	207,500
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	760,000	702,620
5.875% Sr. Unsec. Nts., 7/15/26[1]	1,370,000	1,280,676

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Media (Continued)
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	$1,455,000	$982,125
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	255,000	233,325
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	250,000	245,000
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,095,000	1,026,563
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	775,000	691,688
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	715,000	672,100
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	650,000	632,125
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	265,000	244,794
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	725,000	732,250
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	245,000	220,500
5.125% Sr. Sec. Nts., 2/15/25[1]	1,435,000	1,262,800
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	135,000	126,579
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	705,000	653,782
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	1,590,000	1,427,025
		27,928,077

Multiline Retail—0.1%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	525,000	422,625
7.40% Sr. Unsec. Nts., 4/1/37	270,000	91,800
8.625% Sec. Nts., 3/15/25[1]	865,000	467,100
Neiman Marcus Group Ltd. LLC, 8.00% Sr. Unsec. Nts., 10/15/21[1]	280,000	116,900
		1,098,425

Specialty Retail—0.7%
Claire’s Stores, Inc., 9.00%, 3/15/19[10,12]	405,000	255,604
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	400,000	345,000
8.25% Sr. Unsec. Nts., 4/15/25[1]	825,000	709,500
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	685,000	684,144
6.75% Sr. Unsec. Nts., 3/15/21[1]	1,180,000	1,180,000
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	270,000	231,187
6.875% Sr. Unsec. Nts., 11/1/35	1,775,000	1,491,355
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	530,000	489,588
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	560,000	511,000
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	700,000	509,250
7.125% Sr. Unsec. Nts., 3/15/23[1]	285,000	167,437
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	650,000	572,000
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	3,330,000	3,020,976
		10,167,041

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	380,000	358,150
4.875% Sr. Unsec. Nts., 5/15/26[1]	495,000	448,594
		806,744

Consumer Staples—1.2%

Beverages—0.0%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	445,000	417,757

	Principal Amount	Value

Food & Staples Retailing—0.4%
Albertsons Cos. LLC/Safeway, Inc./New Albertson LP/Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	$1,035,000	$965,137
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	820,000	594,500
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	688,000	682,840
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	740,000	595,700
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	495,000	480,769
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	1,345,000	1,067,594
Simmons Foods, Inc.:
5.75% Sec. Nts., 11/1/24[1]	1,870,000	1,337,050
7.75% Sr. Sec. Nts., 1/15/24[1]	275,000	277,750
		6,001,340

Food Products—0.6%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	260,000	242,775
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[1]	495,000	446,738
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	530,000	425,325
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	1,315,000	1,260,756
6.75% Sr. Unsec. Nts., 2/15/28[1]	1,360,000	1,331,100
MARB BondCo plc, 6.875% Sr. Unsec. Nts., 1/19/25[1]	510,000	474,241
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1]	485,000	419,331
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	1,905,000	1,781,194
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	860,000	810,550
5.875% Sr. Unsec. Nts., 9/30/27[1]	265,000	241,150
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	325,000	297,375
5.75% Sr. Unsec. Nts., 3/1/27[1]	795,000	749,288
		8,479,823

Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	645,000	496,650
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	280,000	270,900
		767,550

Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	910,000	900,900

Energy—6.3%

Energy Equipment & Services—1.5%
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	285,000	246,525
Bristow Group, Inc.:
6.25% Sr. Unsec. Nts., 10/15/22	135,000	47,925
8.75% Sr. Sec. Nts., 3/1/23[1]	455,000	327,600
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	1,135,000	811,525
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	140,000	138,600
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50% Sr. Sec. Nts., 4/1/25[1]	285,000	266,475
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	685,000	458,950
7.75% Sr. Unsec. Nts., 2/1/26	135,000	100,575
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[9,13]	794,395	775,518

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)
Eterna Capital Pte Ltd.: (Continued) 8.00% Sr. Sec. Nts., 12/11/22[13]	$2,912,870	$2,607,517
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	260,000	250,250
Hi-Crush Partners LP, 9.50% Sr. Unsec. Nts., 8/1/26[1]	420,000	310,800
KCA Deutag UK Finance plc, 7.25% Sr. Sec. Nts., 5/15/21[1]	200,000	163,000
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	2,935,000	2,487,412
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25	480,000	364,730
Nine Energy Service, Inc., 8.75% Sr. Unsec. Nts., 11/1/23[1]	285,000	272,175
Noble Holding International Ltd., 7.875% Sr. Unsec. Nts., 2/1/26[1]	540,000	462,375
Parker Drilling Co.:
6.75% Sr. Unsec. Nts., 7/15/22	685,000	352,775
7.50% Sr. Unsec. Nts., 8/1/20	140,000	76,300
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	6,755,000	6,413,879
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	1,655,000	1,017,825
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	330,000	285,450
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	610,000	492,575
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	435,000	348,000
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	275,000	263,312
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	275,000	266,750
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	265,000	233,863
9.00% Sr. Unsec. Nts., 7/15/23[1]	995,000	993,756
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	385,000	390,198
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	135,000	123,525
Weatherford International Ltd., 9.875%
Sr. Unsec. Nts., 2/15/24	1,572,000	974,640
		22,324,800

Oil, Gas & Consumable Fuels—4.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	265,000	165,625
Ardagh Packaging Finance plc/Ardagh
Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	955,000	883,967
Ascent Resources Utica Holdings LLC/ ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	275,000	282,645
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	505,000	439,350
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	135,000	122,175
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	550,000	514,250
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	658,000	447,440
Calumet Specialty Products Partners LP/ Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	415,000	347,562
7.625% Sr. Unsec. Nts., 1/15/22	755,000	611,550
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	430,000	402,050

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	$525,000	$497,595
7.00% Sr. Sec. Nts., 6/30/24	940,000	994,050
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	493,000	465,885
7.00% Sr. Unsec. Nts., 10/1/24	1,405,000	1,222,350
7.50% Sr. Unsec. Nts., 10/1/26	570,000	490,200
8.00% Sr. Unsec. Nts., 1/15/25	265,000	235,187
8.00% Sr. Unsec. Nts., 6/15/27	425,000	359,125
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	280,000	277,700
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	70,000	68,075
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	195,000	187,687
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/1/25	100,000	93,250
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	1,080,000	976,050
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	1,155,000	1,143,450
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	345,000	343,059
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	555,000	521,700
9.25% Sec. Nts., 3/31/22[1]	611,000	566,702
Endeavor Energy Resources LP/EER Finance, Inc., 5.75% Sr. Unsec. Nts., 1/30/28[1]	275,000	281,930
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	290,000	302,325
Energy Transfer LP, 5.875% Sr. Sec. Nts., 1/15/24	565,000	578,210
Energy Transfer Operating LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,14]	684,000	565,582
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	1,090,000	1,121,337
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	415,000	368,831
8.00% Sr. Sec. Nts., 11/29/24[1]	425,000	318,750
8.00% Sec. Nts., 2/15/25[1]	1,692,000	706,410
9.375% Sec. Nts., 5/1/24[3]	3,042,000	1,368,900
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	265,000	219,950
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	210,000	179,550
Frontera Energy Corp., 9.70% Sr. Unsec. Nts., 6/25/23[1]	985,000	975,150
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	725,000	672,437
6.25% Sr. Unsec. Nts., 5/15/26	1,005,000	866,812
6.50% Sr. Unsec. Nts., 10/1/25	795,000	703,575
6.75% Sr. Unsec. Nts., 8/1/22	140,000	137,200
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	275,000	244,750
6.375% Sr. Unsec. Nts., 5/15/25	275,000	244,406
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	530,000	389,550
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	275,000	267,437
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	188,000	179,540

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Oil, Gas & Consumable Fuels (Continued)
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]		$165,000	$147,675
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]		265,000	261,025
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]		455,000	393,575
Indika Energy Capital III Pte Ltd., 5.875% Sr. Sec. Nts., 11/9/24[1]		1,190,000	1,040,613
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22		818,000	159,510
KazMunayGas National Co. JSC:
4.75% Sr. Unsec. Nts., 4/24/25[1]		1,025,000	1,018,594
5.375% Sr. Unsec. Nts., 4/24/30[1]		1,915,000	1,887,734
6.375% Sr. Unsec. Nts., 10/24/48[1]		1,720,000	1,735,910
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]		1,155,000	1,074,627
Laredo Petroleum, Inc.:
5.625% Sr. Unsec. Nts., 1/15/22		285,000	257,212
6.25% Sr. Unsec. Nts., 3/15/23		165,000	148,912
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]		235,000	211,500
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[1]		2,115,000	1,814,031
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]		520,000	529,750
7.00% Sr. Unsec. Nts., 3/31/24[1]		615,000	590,400
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]		575,000	500,250
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24		390,000	388,841
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24[1,13]		2,418,173	1,317,904
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		290,000	294,350
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		1,295,000	1,120,175
7.50% Sr. Unsec. Nts., 11/1/23		705,000	680,325
Northern Oil & Gas, Inc., 9.50% Sec. Nts., 5/15/23[13]		145,000	140,287
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		330,000	308,962
Oasis Petroleum, Inc.:
6.25% Sr. Unsec. Nts., 5/1/26[1]		275,000	231,688
6.875% Sr. Unsec. Nts., 1/15/23		355,000	328,819
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		275,000	259,188
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		400,000	365,500
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		375,000	360,000
7.25% Sr. Unsec. Nts., 6/15/25		420,000	396,900
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23		430,000	424,625
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26		535,000	477,488
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[1]		275,000	256,438
Petrobras Global Finance BV:
5.299% Sr. Unsec. Nts., 1/27/25		1,475,000	1,412,313
5.999% Sr. Unsec. Nts., 1/27/28		2,660,000	2,511,067
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[9]	EUR	505,000	557,258
3.75% Sr. Unsec. Nts., 4/16/26[9]	EUR	895,000	939,987
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		1,045,000	815,185

	Principal Amount		Value

Oil, Gas & Consumable Fuels (Continued)
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		$665,000	$554,444
Reliance Industries Ltd.:
6.78% Unsec. Nts., 9/16/20	INR	70,000,000	991,273
7.00% Unsec. Nts., 8/31/22	INR	210,000,000	2,934,616
Repsol International Finance BV, 4.50% [EUSA10+420] Jr. Sub. Nts., 3/25/75[2,9]	EUR	1,410,000	1,657,915
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		2,015,000	1,987,294
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[1]		740,000	777,000
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]		600,000	550,384
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		1,600,000	296,000
7.25% Sr. Sec. Nts., 2/15/23[1]		570,000	467,400
7.75% Sr. Unsec. Nts., 6/15/21		755,000	181,200
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22		165,000	156,338
5.625% Sr. Unsec. Nts., 11/15/23		545,000	498,675
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27		280,000	250,600
6.75% Sr. Unsec. Nts., 9/15/26		170,000	153,000
Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[1]		1,015,000	1,099,736
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25		137,000	123,129
7.50% Sr. Unsec. Nts., 4/1/26		265,000	251,750
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25		305,000	254,675
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		780,000	721,500
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23		335,000	327,463
5.50% Sr. Unsec. Nts., 2/15/26		180,000	171,000
5.875% Sr. Unsec. Nts., 3/15/28		404,000	378,904
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]		555,000	548,063
5.50% Sr. Unsec. Nts., 1/15/28[1]		335,000	323,275
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28		635,000	576,263
5.875% Sr. Unsec. Nts., 4/15/26[1]		550,000	537,625
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]		480,000	483,413
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26		135,000	121,500
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]		390,000	140,400
7.125% Sr. Unsec. Nts., 4/15/25[1]		295,000	94,400
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]		415,000	400,475
W&T Offshore, Inc., 9.75% Sec. Nts., 11/1/23[1]		70,000	61,950
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26		550,000	474,375
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25		275,000	261,250
WPX Energy, Inc.:
5.75% Sr. Unsec. Nts., 6/1/26		275,000	250,250
8.25% Sr. Unsec. Nts., 8/1/23		415,000	435,750
			68,203,214

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value

Financials—12.3%

Capital Markets—1.8%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,14]		$1,343,000	$1,130,135
Credit Suisse Group AG:
7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,9,14]		1,260,000	1,245,825
7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[2,9,14]		4,280,000	4,363,460
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]		265,000	255,394
10.75% Sr. Unsec. Nts., 9/1/24[1]		590,000	532,475
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,14]		1,258,000	1,135,345
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[3]		285,000	267,686
European Bank for Reconstruction & Development, 28.50%, 7/10/19	TRY	10,100,000	1,955,249
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]		1,530,000	1,369,350
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,14]		681,000	575,871
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[2,14]		645,000	624,051
Huarong Finance 2017 Co. Ltd., 4.25% Sr. Unsec. Nts., 11/7/27[9]		1,015,000	914,840
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25		545,000	525,925
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,14]		1,268,000	1,085,725
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]		275,000	269,844
NCI Building Systems, Inc., 8.00% Sec. Nts., 4/15/26[1]		135,000	124,031
Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		867,000	896,261
Refinitiv US Holdings, Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]		285,000	275,381
8.25% Sr. Unsec. Nts., 11/15/26[1]		285,000	261,131
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]		375,000	364,688
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Perpetual Bonds[2,14]		609,000	576,266
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]		805,000	748,650
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]		510,000	478,125
5.00% Sr. Unsec. Nts., 1/31/28[1]		195,000	172,331
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]		805,000	720,475
UBS Group Funding Switzerland AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[2,9,14]		3,905,000	3,917,367
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,9,14]		1,220,000	1,240,603
			26,026,484

Commercial Banks—6.1%
Abanca Corp. Bancaria SA, 7.50% [EUSA5+732.6] Jr. Sub. Perpetual Bonds[2,9,14,15]	EUR	1,600,000	1,736,407

	Principal Amount		Value

Commercial Banks (Continued)
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[10,11]		$315,159	$—
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,14]		105,000	103,294
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2,9]	EUR	4,239,000	2,851,195
Banco Bilbao Vizcaya Argentaria SA: 5.875% [EUSA5+566] Jr. Sub. Perpetual Bonds[2,9,14,15]	EUR	2,190,000	2,335,674
6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,14]		1,290,000	1,083,600
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	1,450,000	1,648,902
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	2,860,000	3,559,080
Banco do Brasil SA (Cayman), 3.875% Sr. Unsec. Nts., 10/10/22		1,370,000	1,323,762
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,14]		395,000	384,141
Banco Santander SA: 6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,9,14]		1,290,000	1,238,239
6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	4,235,000	4,946,264
Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,14]		1,478,000	1,504,826
Barclays plc:
7.75% [USSW5+484.2] Jr. Sub. Perpetual Bonds[2,14]		1,165,000	1,123,549
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,9,14]		1,225,000	1,229,594
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/291,2		865,000	800,125
BNP Paribas SA:
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,14]		1,210,000	1,235,712
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[2,9,14]		4,535,000	4,631,369
Caixa Geral de Depositos SA, 5.75% [EUSA5+550] Sub. Nts., 6/28/28[2,9]	EUR	1,455,000	1,700,749
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	2,915,000	3,384,392
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		460,000	454,250
5.00% Sr. Unsec. Nts., 8/15/22		140,000	138,425
5.25% Sr. Unsec. Nts., 3/7/25		285,000	279,300
5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,14]		1,308,000	1,187,010
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,14]		947,000	925,692
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[2,14]		635,000	585,787
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,14]		1,390,000	1,433,437
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]		560,000	562,958
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,14]		335,000	291,869

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Commercial Banks (Continued)
HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	5,215,000	$5,945,181
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	1,745,000	2,120,147
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[2,14]		674,000	599,439
IDBI Bank Ltd. (GIFT-IFC), 5.00% Sr. Unsec. Nts., 9/25/19[9]		430,000	430,739
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[2,9,14]		1,210,000	1,206,975
Intesa Sanpaolo SpA: 3.875% Sr. Unsec. Nts., 1/12/28[1]		1,465,000	1,254,187
7.00% [EUSA5+688.4] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	1,405,000	1,633,075
7.70% [USSW5+546.15] Jr. Sub. Perpetual Bonds[1,2,14]		2,931,000	2,630,573
JPMorgan Chase & Co.: 6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,14]		1,231,000	1,223,306
5.99% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,14]		1,136,000	1,124,640
KBC Group NV, 5.625% [EUSA5+475.9] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	2,145,000	2,455,331
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]		965,000	928,813
Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[7,9]		2,825,000	2,278,283
Lloyds Banking Group plc:
6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	1,820,000	2,062,296
7.50% [USSW5+449.6] Jr. Sub. Perpetual Bonds[2,14]		1,239,000	1,198,980
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[2,14]		2,250,000	2,233,125
Societe Generale SA:
6.75% [EUSA5+553.8] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	1,255,000	1,459,363
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,14]		5,460,000	5,330,325
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,14]		992,000	872,960
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,14]		694,000	590,077
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32	BRL	5,250,000	1,364,736
UBS Group Funding Switzerland AG:
5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[2,9,14]		435,000	362,953
5.75% [EUSA5+528.7] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	2,925,000	3,559,352
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[2,14]		1,323,000	1,198,307
Wells Fargo & Co., 6.558%
[US0003M+377] Jr. Sub. Perpetual Bonds, Series K2,14		270,000	268,650
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]		550,000	547,528
			87,558,943
Consumer Finance—1.0%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		605,000	487,025
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		440,000	433,950
5.75% Sub. Nts., 11/20/25		1,070,000	1,068,662

	Principal Amount		Value
Consumer Finance (Continued)
Ally Financial, Inc.: (Continued)
8.00% Sr. Unsec. Nts., 11/1/31		$415,000	$462,725
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,14]		974,000	933,822
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[2,14]		652,000	542,516
Enova International, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]		855,000	698,963
Minejesa Capital BV:
4.625% Sr. Sec. Nts., 8/10/30[3]		2,660,000	2,380,923
5.625% Sr. Sec. Nts., 8/10/37[3]		4,285,000	3,771,160
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		790,000	663,600
6.50% Sr. Unsec. Nts., 6/15/22		535,000	499,176
6.625% Sr. Unsec. Nts., 7/26/21		505,000	488,588
6.75% Sr. Unsec. Nts., 6/25/25		685,000	585,675
6.75% Sr. Unsec. Nts., 6/15/26		415,000	345,488
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		820,000	764,650
TMX Finance LLC/TitleMax Finance Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]		555,000	448,690
			14,575,613
Diversified Financial Services—0.4%
Export-Import Bank of India, 7.35% Sr. Unsec. Nts., 5/18/22	INR	70,000,000	981,095
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]		385,000	369,715
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[1,11]	MXN	5,808,600	26,602
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]		135,000	131,119
5.50% Sr. Unsec. Nts., 2/15/24[1]		570,000	551,475
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	140,000,000	1,972,788
7.60% Sr. Unsec. Nts., 4/17/21	INR	100,000,000	1,419,830
Voya Financial, Inc., 4.70%
[US0003M+208.4] Jr. Sub. Nts., 1/23/48[2]		686,000	541,165
			5,993,789
Insurance—0.9%
AXA SA, 3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	2,825,000	3,293,791
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[1]		670,000	586,250
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21		330,000	327,525
7.70% Sr. Unsec. Nts., 6/15/20		430,000	436,450
Hartford Financial Services Group, Inc. (The), 4.741% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[2,3]		689,000	552,922
HUB International Ltd., 7.00% Sr. Unsec. Nts., 5/1/26[1]		275,000	250,250
Liberty Mutual Group, Inc., 5.693% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,2]		323,000	301,197
Lincoln National Corp., 4.998% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[2]		704,000	576,013
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,14]		647,000	622,738
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/21	INR	140,000,000	1,989,382
7.42% Sr. Unsec. Nts., 6/26/20	INR	85,000,000	1,212,216
7.50% Sr. Unsec. Nts., 8/16/21	INR	140,000,000	1,963,660
			12,112,394

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value
Real Estate Investment Trusts (REITs)—0.8%
AHP Health Partners, Inc., 9.75% Sr. Unsec. Nts., 7/15/26[1]		$275,000	$279,812
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[10,11,16]	MXN	4,830,531	—
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		780,000	764,400
5.875% Sr. Unsec. Nts., 1/15/26		945,000	954,450
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		410,000	417,154
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		995,000	910,425
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]		410,000	359,775
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19		197,000	196,508
5.25% Sr. Unsec. Nts., 9/15/22		800,000	749,920
6.00% Sr. Unsec. Nts., 4/1/22		1,165,000	1,130,050
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		620,000	630,075
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27		795,000	728,916
6.375% Sr. Unsec. Nts., 3/1/24		250,000	257,500
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		720,000	709,200
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22		690,000	660,675
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25		805,000	726,513
5.00% Sr. Unsec. Nts., 12/15/21		760,000	748,600
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		780,000	682,500
			10,906,473
Real Estate Management & Development—0.7%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[9]		2,620,000	2,693,158
CIFI Holdings Group Co. Ltd., 7.75% Sr. Unsec. Nts., 6/5/20[9]		1,555,000	1,577,084
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[9]		1,555,000	1,577,631
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]		805,000	788,900
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]		815,000	698,374
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]		505,000	474,069
New Metro Global Ltd., 6.50% Sr. Unsec. Nts., 4/23/21[9]		490,000	476,171
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]		965,000	844,375
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]		745,000	663,050
Times China Holdings Ltd., 6.25% Sr. Sec. Nts., 1/23/20[9]		490,000	485,183
			10,277,995
Thrifts & Mortgage Finance—0.6%
Export-Import Bank of India, 8.00% Sr. Unsec. Nts., 5/27/21	INR	280,000,000	4,013,062
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	70,000,000	989,485
Nationstar Mortgage Holdings, Inc., 8.125% Sr. Unsec. Nts., 7/15/23[1]		415,000	405,663
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]		395,000	359,450

	Principal Amount	Value
Thrifts & Mortgage Finance (Continued)
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	$1,075,000	$955,406
5.75% Sr. Unsec. Nts., 5/1/25[1]	1,150,000	1,081,000
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	545,000	496,631
		8,300,697
Health Care—2.9%
Biotechnology—0.1%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]	1,380,000	1,231,650
Health Care Equipment & Supplies—0.1%
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	480,000	495,600
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	495,000	496,856
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	145,000	135,575
		1,128,031
Health Care Providers & Services—1.5%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	305,000	290,512
6.50% Sr. Unsec. Nts., 3/1/24	250,000	242,500
Agiliti Health, Inc., 7.625% Sec. Nts., 8/15/20	755,000	750,281
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	655,000	649,269
5.375% Sr. Unsec. Nts., 6/1/26[1]	825,000	804,375
6.125% Sr. Unsec. Nts., 2/15/24	245,000	251,431
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	1,695,000	1,546,772
6.875% Sr. Unsec. Nts., 2/1/22	549,000	252,540
8.125% Sec. Nts., 6/30/24[3]	60,000	44,100
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	275,000	250,594
5.125% Sr. Unsec. Nts., 7/15/24	1,285,000	1,207,900
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	1,235,000	1,227,281
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/26[1]	855,000	741,712
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	680,000	664,700
5.375% Sr. Unsec. Nts., 9/1/26	1,415,000	1,379,625
5.50% Sr. Sec. Nts., 6/15/47	365,000	346,750
5.625% Sr. Unsec. Nts., 9/1/28	1,415,000	1,369,013
5.875% Sr. Unsec. Nts., 2/15/26	275,000	274,313
7.50% Sr. Unsec. Nts., 2/15/22	1,425,000	1,517,625
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	960,000	922,299
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,822,503
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75% Sr. Unsec. Nts., 12/1/26[1]	855,000	812,250
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	770,000	770,963
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	520,000	505,700
6.75% Sr. Unsec. Nts., 6/15/23	1,685,000	1,588,113
7.50% Sec. Nts., 1/1/22[1]	505,000	513,206
8.125% Sr. Unsec. Nts., 4/1/22	765,000	769,781
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	420,000	401,100
		21,917,208
Health Care Technology—0.1%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	805,000	732,550

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Life Sciences Tools & Services—0.0%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]		$415,000	$369,350
Pharmaceuticals—1.1%
Bausch Health Cos., Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]		355,000	324,981
5.50% Sr. Sec. Nts., 11/1/25[1]		935,000	875,394
5.875% Sr. Unsec. Nts., 5/15/23[1]		1,025,000	951,969
6.125% Sr. Unsec. Nts., 4/15/25[1]		1,480,000	1,295,000
7.00% Sr. Sec. Nts., 3/15/24[1]		655,000	663,188
9.00% Sr. Unsec. Nts., 12/15/25[1]		1,220,000	1,218,475
Endo Dac/Endo Finance LLC/Endo Finco,
Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]		275,000	261,250
6.00% Sr. Unsec. Nts., 7/15/23[1]		1,255,000	963,212
6.00% Sr. Unsec. Nts., 2/1/25[1]		540,000	390,150
Endo Finance LLC/Endo Finco, Inc.:
5.375% Sr. Unsec. Nts., 1/15/23[1]		1,745,000	1,334,925
7.25% Sr. Unsec. Nts., 1/15/22[1]		275,000	239,250
Mallinckrodt International Finance SA/
Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]		835,000	809,950
5.50% Sr. Unsec. Nts., 4/15/25[1]		1,320,000	917,400
5.625% Sr. Unsec. Nts., 10/15/23[1]		285,000	218,025
5.75% Sr. Unsec. Nts., 8/1/22[1]		930,000	804,450
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]		325,000	315,250
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21		485,000	459,804
Teva Pharmaceutical Finance Netherlands II BV, 0.375% Sr. Unsec. Nts., 7/25/20[9]	EUR	1,460,000	1,634,804
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19		235,000	231,942
3.15% Sr. Unsec. Nts., 10/1/26		275,000	210,336
6.00% Sr. Unsec. Nts., 4/15/24		875,000	844,943
Valeant Pharmaceuticals International, 8.50% Sr. Unsec. Nts., 1/31/27[1]		825,000	802,313
			15,767,011
Industrials—3.5%
Aerospace & Defense—0.6%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24		535,000	517,947
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]		475,000	447,687
7.50% Sr. Unsec. Nts., 12/1/24[1]		1,140,000	1,077,300
7.50% Sr. Unsec. Nts., 3/15/25[1]		805,000	761,731
8.75% Sr. Unsec. Nts., 12/1/21[1]		1,170,000	1,209,488
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]		590,000	567,875
5.00% Sr. Unsec. Nts., 8/1/24[1]		265,000	257,050
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]		400,000	407,500
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26		655,000	611,606
6.50% Sr. Sub. Nts., 7/15/24		535,000	522,294
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22		785,000	686,875
7.75% Sr. Unsec. Nts., 8/15/25		2,435,000	2,154,975
			9,222,328
Airlines—0.2%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]		645,000	644,193
Controladora Mabe SA de CV, 5.60% Sr. Unsec. Nts., 10/23/28[1]		830,000	781,030
Gol Finance, Inc., 7.00% Sr. Unsec. Nts., 1/31/25[1]		515,000	458,994

	Principal Amount	Value
Airlines (Continued)
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	$800,000	$773,000
		2,657,217
Building Products—0.1%
JELD-WEN, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	120,000	105,300
4.875% Sr. Unsec. Nts., 12/15/27[1]	120,000	101,700
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	915,000	862,388
		1,069,388
Commercial Services & Supplies—0.6%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	815,000	731,462
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[3,13]	1,004,830	764,927
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[13]	775,000	699,437
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	870,000	796,250
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	830,000	830,000
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	850,000	801,125
5.875% Sr. Unsec. Nts., 7/1/25	310,000	286,363
6.00% Sr. Unsec. Nts., 1/1/27	570,000	513,000
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	720,000	667,800
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[1]	825,000	721,875
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	371,000	372,855
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[1]	265,000	248,438
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	125,000	115,625
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[1]	685,000	653,319
8.50% Sr. Unsec. Nts., 10/15/25[1]	665,000	528,675
		8,731,151
Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	535,000	460,100
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	510,000	535,500
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	275,000	250,937
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	565,000	526,863
		1,773,400
Electrical Equipment—0.2%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	1,090,000	1,077,737
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	760,000	703,000
Vertiv Intermediate Holding Corp., 12.00% Sr. Unsec. Nts., 2/15/22[1,13]	570,000	526,538
		2,307,275
Industrial Conglomerates—0.3%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	570,000	582,825
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[2,14]	2,594,000	1,987,652
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	385,000	378,744

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount		Value

Industrial Conglomerates (Continued)
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]		$460,000	$403,724
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26		805,000	667,152
			4,020,097

Machinery—0.4%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]		265,000	237,175
5.00% Sr. Unsec. Nts., 10/1/24[1]		500,000	481,875
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[1]		1,120,000	1,094,800
EnPro Industries, Inc., 5.75% Sr. Unsec. Nts., 10/15/26[1]		285,000	275,737
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24		570,000	566,437
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		150,000	144,000
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]		915,000	887,550
Stevens Holding Co., Inc., 6.125% Sr. Unsec. Nts., 10/1/26[1]		570,000	564,300
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]		525,000	489,563
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23[3]		990,000	891,000
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]		270,000	232,538
			5,864,975

Professional Services—0.1%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]		795,000	681,712
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]		270,000	251,775
			933,487

Road & Rail—0.2%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]		270,000	253,125
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		520,000	451,750
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]		265,000	259,038
Hertz Corp. (The):
5.50% Sr. Unsec. Nts., 10/15/24[1]		420,000	308,700
5.875% Sr. Unsec. Nts., 10/15/20		660,000	642,675
7.375% Sr. Unsec. Nts., 1/15/21		265,000	258,706
7.625% Sec. Nts., 6/1/22[1]		570,000	538,650
			2,712,644

Trading Companies & Distributors—0.5%
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		340,000	337,450
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24		530,000	480,975
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25		800,000	737,000
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]		473,000	496,650
ILFC E-Capital Trust I, 4.55% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]		1,355,000	1,056,900
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	55,000,000	795,257
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]		740,000	712,509

	Principal Amount		Value

Trading Companies & Distributors (Continued)
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25		$265,000	$237,175
4.875% Sr. Unsec. Nts., 1/15/28		690,000	607,200
5.875% Sr. Unsec. Nts., 9/15/26		1,235,000	1,168,619
6.50% Sr. Unsec. Nts., 12/15/26		570,000	562,875
			7,192,610

Transportation Infrastructure—0.2%
Aeropuerto Internacional de Tocumen SA, 6.00% Sr. Sec. Nts., 11/18/48[1]		425,000	423,385
DP World Ltd., 5.625% Sr. Unsec. Nts., 9/25/48[1]		1,010,000	953,440
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		965,000	797,275
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	9,160,000,000	600,632
			2,774,732

Information Technology—1.5%

Communications Equipment—0.2%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]		570,000	521,550
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[3]		455,000	463,872
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22		920,000	893,228
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		435,000	405,637
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		295,000	219,038
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]		265,000	245,125
			2,748,450

Electronic Equipment, Instruments, & Components—0.1%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22		275,000	261,250
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23		485,000	478,937
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]		800,000	746,000
			1,486,187

Internet Software & Services—0.1%

Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]		1,395,000	1,091,588

IT Services—0.5%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]		275,000	269,156
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]		280,000	267,400
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]		1,075,000	1,019,906
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]		770,000	738,237
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		455,000	439,644
5.75% Sec. Nts., 1/15/24[1]		910,000	892,109
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]		780,000	760,648
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]		140,000	121,800
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		835,000	816,213
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]		825,000	818,813
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27		590,000	555,515
			6,699,441

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Semiconductors & Semiconductor Equipment—0.1%
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	$1,350,000	$1,326,375
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26[1]	555,000	531,413
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	250,000	248,125
		2,105,913

Software—0.3%
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	215,000	215,298
7.125% Sr. Unsec. Nts., 6/15/24[1]	745,000	758,611
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	595,000	582,440
j2 Cloud Services LLC/j2 Global Co.- Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	790,000	775,187
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	495,000	463,103
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	625,000	656,250
Uber Technologies, Inc.:
7.50% Sr. Unsec. Nts., 11/1/23[1]	285,000	276,450
8.00% Sr. Unsec. Nts., 11/1/26[1]	285,000	275,737
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	1,125,000	922,500
		4,925,576

Technology Hardware, Storage & Peripherals—0.2%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]	850,000	779,875
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	920,000	842,950
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	520,000	505,289
		2,128,114

Materials—3.3%

Chemicals—1.1%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22	285,000	281,794
6.875% Sr. Unsec. Nts., 5/15/43	295,000	292,050
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]	415,000	408,775
9.00% Sr. Unsec. Nts., 10/1/25[1]	835,000	837,087
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23	285,000	314,212
Celanese US Holdings LLC, 5.875% Sr. Unsec. Nts., 6/15/21	1,285,000	1,351,499
CF Industries, Inc.:
3.40% Sr. Sec. Nts., 12/1/21[1]	1,460,000	1,432,472
5.15% Sr. Unsec. Nts., 3/15/34	335,000	283,075
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	233,000	236,204
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]	275,000	264,688
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	185,000	193,094
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	1,850,000	1,480,000
10.375% Sr. Sec. Nts., 2/1/22[1]	240,000	192,600
Huntsman International LLC, 4.875% Sr. Unsec. Nts., 11/15/20	285,000	287,138
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	510,000	451,350
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]	260,000	240,500
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]	135,000	137,700

	Principal Amount		Value
Chemicals (Continued)
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		$260,000	$235,625
5.25% Sr. Unsec. Nts., 8/1/23[1]		340,000	322,575
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		240,000	211,200
5.125% Sr. Unsec. Nts., 9/15/27		300,000	277,500
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]		800,000	731,118
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]		305,000	286,700
6.50% Sr. Unsec. Nts., 2/1/22[1]		195,000	195,731
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]		270,000	251,100
6.75% Sr. Sec. Nts., 11/15/22[1]		285,000	294,975
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		980,000	891,800
Starfruit Finco BV/Starfruit US Holdco LLC:
6.50% Sr. Unsec. Nts., 10/1/26[1]	EUR	1,455,000	1,547,124
8.00% Sr. Unsec. Nts., 10/1/26[1]		430,000	398,825
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		535,000	435,356
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		790,000	635,950
			15,399,817

Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		2,040,000	1,700,850
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]		130,000	118,788
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]		260,000	237,250
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		715,000	661,375
			2,718,263

Containers & Packaging—0.7%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,13]		852,240	724,404
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20		1,460,000	1,469,125
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]		555,000	500,194
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		605,000	592,144
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]		270,000	256,837
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]		555,000	500,887
Graphic Packaging International LLC, 4.75% Sr. Unsec. Nts., 4/15/21		770,000	770,962
Intertape Polymer Group, Inc., 7.00% Sr. Unsec. Nts., 10/15/26[1]		570,000	564,300
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]		350,000	318,500
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]		535,000	501,563
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]		500,000	496,875
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]		800,000	712,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]		745,000	710,544
7.00% Sr. Unsec. Nts., 7/15/24[1]		995,000	949,603

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Containers & Packaging (Continued)
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	$585,000	$581,344
6.875% Sr. Unsec. Nts., 7/15/33[1]	270,000	270,675
		9,919,957

Metals & Mining—1.2%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	1,000,000	775,000
7.00% Sr. Unsec. Nts., 3/15/27	405,000	317,925
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	510,000	489,600
6.75% Sr. Unsec. Nts., 9/30/24[1]	245,000	249,900
7.00% Sr. Unsec. Nts., 9/30/26[1]	240,000	246,000
Aleris International, Inc., 10.75% Sec.
Nts., 7/15/23[1]	280,000	286,804
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	530,000	542,587
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	295,000	311,303
7.00% Sr. Unsec. Nts., 10/15/39	145,000	153,213
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	785,000	693,744
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	510,000	474,300
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	590,000	538,375
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	750,000	618,750
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	275,000	229,281
6.875% Sr. Unsec. Nts., 3/1/26[1]	275,000	221,719
7.00% Sr. Unsec. Nts., 2/15/21[1]	285,000	274,134
7.25% Sr. Unsec. Nts., 4/1/23[1]	780,000	689,325
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	340,000	333,200
4.00% Sr. Unsec. Nts., 11/14/21	1,460,000	1,425,325
4.55% Sr. Unsec. Nts., 11/14/24	530,000	490,913
5.40% Sr. Unsec. Nts., 11/14/34	310,000	245,675
5.45% Sr. Unsec. Nts., 3/15/43	350,000	268,187
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	850,000	835,125
Indonesia Asahan Aluminium Persero PT:
6.53% Sr. Unsec. Nts., 11/15/28[1]	310,000	325,927
6.757% Sr. Unsec. Nts., 11/15/48[1]	250,000	256,883
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19[9]	950,000	948,219
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27	450,000	389,813
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	465,000	424,756
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	335,000	337,261
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	715,000	708,586
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	900,000	1,055,250
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	330,000	313,500
Teck Resources Ltd., 5.20% Sr. Unsec. Nts., 3/1/42	685,000	578,825
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	140,000	123,025
6.875% Sr. Unsec. Nts., 8/15/25	845,000	777,400
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	275,000	290,813
		17,240,643

	Principal Amount	Value

Paper & Forest Products—0.1%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	$245,000	$222,337
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	255,000	246,712
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	250,000	225,000
6.50% Sr. Unsec. Nts., 2/1/24	165,000	162,113
Suzano Austria GmbH, 7.00% Sr. Unsec. Nts., 3/16/47[1]	845,000	869,083
		1,725,245

Telecommunication Services—2.6%

Diversified Telecommunication Services—1.3%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	965,000	918,912
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	785,000	692,762
6.15% Sr. Unsec. Nts., Series Q, 9/15/19	340,000	345,195
6.45% Sr. Unsec. Nts., Series S, 6/15/21	615,000	615,769
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	940,000	909,450
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	265,000	219,950
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 9/15/26[1]	425,000	402,687
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	1,100,000	965,250
8.75% Sr. Unsec. Nts., 4/15/22	590,000	376,125
10.50% Sr. Unsec. Nts., 9/15/22	1,315,000	920,500
GCI LLC, 6.75% Sr. Unsec. Nts., 6/1/21	140,000	140,669
Intelsat Connect Finance SA, 9.50% Sr. Unsec. Nts., 2/15/23[1]	420,000	363,300
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	255,000	223,125
8.00% Sr. Sec. Nts., 2/15/24[1]	615,000	634,987
8.50% Sr. Unsec. Nts., 10/15/24[1]	565,000	550,875
9.75% Sr. Unsec. Nts., 7/15/25[1]	790,000	796,162
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	565,000	516,975
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	1,195,000	1,096,412
Oi SA, 10.00% Sr. Unsec. Nts., 7/27/25[13]	2,500,000	2,484,400
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	260,000	213,200
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	785,000	703,720
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	780,000	762,450
4.50% Sr. Unsec. Nts., 2/1/26	245,000	225,706
4.75% Sr. Unsec. Nts., 2/1/28	250,000	227,188
5.125% Sr. Unsec. Nts., 4/15/25	780,000	760,500
5.375% Sr. Unsec. Nts., 4/15/27	390,000	377,813
6.00% Sr. Unsec. Nts., 4/15/24	710,000	711,775
Windstream Services LLC / Windstream Finance Corp., 9.00% Sec. Nts., 6/30/25	298,000	203,385
Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25	772,000	690,940
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	265,000	237,175
6.00% Sr. Unsec. Nts., 4/1/23	895,000	851,369
		19,138,726

Wireless Telecommunication Services—1.3%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[1]	550,000	510,262
Empresa Nacional del Petroleo, 5.25% Sr. Unsec. Nts., 11/6/29[1]	835,000	850,985
Fortress Transportation & Infrastructure Investors LLC, 6.50% Sr. Unsec. Nts., 10/1/25[1]	850,000	796,875

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Wireless Telecommunication Services (Continued)
Gogo Intermediate Holdings LLC/Gogo
Finance Co., Inc., 12.50% Sr. Sec. Nts., 7/1/22[1]		$140,000	$150,231
GTH Finance BV, 7.25% Sr. Unsec. Nts., 4/26/23[1]		940,000	965,742
Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23		805,000	744,625
6.125% Sr. Unsec. Nts., 5/15/22		785,000	765,147
6.875% Sr. Unsec. Nts., 3/15/25		560,000	502,600
7.125% Sr. Unsec. Nts., 3/15/26		850,000	760,219
8.25% Sr. Unsec. Nts., 12/15/20		490,000	508,375
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28		1,192,158	1,129,570
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22		1,979,000	1,947,000
7.00% Sr. Unsec. Nts., 3/1/20[1]		850,000	873,375
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24		2,505,000	2,488,868
7.625% Sr. Unsec. Nts., 3/1/26		830,000	821,700
7.875% Sr. Unsec. Nts., 9/15/23		2,075,000	2,134,656
Telefonica Europe BV, 5.875%
[EUSA10+430.1] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	1,410,000	1,724,251
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[1]		685,000	664,450
			18,338,931

Utilities—1.5%

Electric Utilities—0.4%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]		450,000	375,750
Eskom Holdings SOC Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[1]		995,000	940,488
6.75% Sr. Unsec. Nts., 8/6/23[1]		2,335,000	2,136,128
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		865,000	804,459
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]		965,000	925,203
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]		665,000	562,553
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]		125,000	111,719
PPL Capital Funding, Inc., 5.468% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]		352,000	306,240
			6,162,540

Gas Utilities—0.2%

AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25		550,000	506,000

Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625% Sr. Unsec. Nts., 6/15/20		85,000	61,094

Naturgy Finance BV, 4.125%
[EUSA8+335.3] Jr. Sub. Perpetual Bonds[2,9,14]	EUR	1,410,000	1,655,040
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27		645,000	574,050
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]		275,000	266,750
			3,062,934

	Principal Amount	Value

Independent Power and Renewable Electricity Producers—0.4%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	$490,000	$497,350
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	275,000	270,875
6.00% Sr. Unsec. Nts., 5/15/26	540,000	550,800
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	1,090,000	998,713
5.75% Sr. Unsec. Nts., 1/15/25	855,000	784,463
5.875% Sr. Sec. Nts., 1/15/24[1]	275,000	270,187
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1]	285,000	273,244
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]	275,000	270,875
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	665,000	672,481
7.25% Sr. Unsec. Nts., 5/15/26	620,000	647,900
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21	8,000	7,240
Vistra Operations Co. LLC, 5.50% Sr. Unsec. Nts., 9/1/26[1]	280,000	270,550
		5,514,678

Multi-Utilities—0.5%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	330,000	299,072
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	265,000	256,388
Eskom Holdings SOC Ltd., 6.35% Sr. Unsec. Nts., 8/10/28[1]	5,750,000	5,554,132
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	395,000	373,769
7.768% Sr. Unsec. Nts., 12/15/37[1]	210,000	240,450
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	365,000	344,925
WEC Energy Group, Inc., 4.729% [US0003M+211.25] Jr. Sub. Nts., 5/15/67[2]	22,000	18,060
		7,086,796
Total Corporate Bonds and Notes (Cost $644,171,464)		590,766,449

	Shares
Preferred Stocks—1.3%
American Homes 4 Rent, 6.35% Cum., Non- Vtg.	4,200	93,030
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	61,700	1,630,731
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	3,900	103,272
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	25,600	645,376
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	25,000	569,250
eBay, Inc., 6.00% Cv.	25,700	654,836
Fifth Third Bancorp, 6.625% Non-Cum., Non- Vtg. [US0003M+371][2]	21,900	566,553
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	61,325	1,554,589
Goldman Sachs Group, Inc. (The), 6.30% Non- Cum., Series N, Non-Vtg.	49,575	1,257,222
Huntington Bancshares, Inc., 6.25% Non- Cum., Non-Vtg.	24,925	618,638
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	53,125	1,371,687
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	35,475	861,333
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	49,650	1,252,669

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Preferred Stocks (Continued)
NiSource, Inc., 6.50%, Non-Vtg. [H15T5Y+363.2][2,17]	23,493	$588,265
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	13,150	326,251
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	49,500	1,274,130
Prudential Financial, Inc., 5.75% Jr. Sub.	5,200	123,448
Public Storage, 5.20% Cum., Series X, Non- Vtg.	25,450	561,173
Qwest Corp., 7.00% Sr. Unsec.	17,350	358,972
Senior Housing Properties Trust, 5.625% Sr. Unsec.	13,925	281,146
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	6,375	144,713
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][2]	24,374	585,951
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	57,900	1,533,192
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	26,825	649,165
Wells Fargo & Co., 6.625% Non-Cum Non- Vtg. [US0003M+369][2]	26,450	695,106
Total Preferred Stocks (Cost $19,595,246)		18,300,698

Common Stocks—0.1%
Advanz Pharma Corp.[17]	2,103	40,167
Alcoa Corp.[17]	11,035	293,310
Arco Capital Corp. Ltd.[1,11,12,17]	690,638	—
Avaya Holdings Corp.[17]	11,857	172,638
Bausch Health Cos, Inc.[17]	4,376	80,825
Carrizo Oil & Gas, Inc.[17]	17,605	198,761
CyrusOne, Inc.	3,571	188,835
First Data Corp., Cl. A17	10,218	172,786
Herc Holdings, Inc.[17]	6,075	157,889
JSC Astana Finance, GDR[1,11,17]	446,838	—
Kinross Gold Corp.[17]	52,267	169,345
Newfield Exploration Co.17	7,806	114,436
Premier Holdings Ltd.[11,17]	18,514	—
Quicksilver Resources, Inc.[11,17]	4,151,000	—
Sabine Oil[11,17]	837	38,084
Targa Resources Corp.	2,631	94,769
United Rentals, Inc.[17]	1,791	183,631
United States Steel Corp.	14,256	260,029
Total Common Stocks (Cost $7,793,201)		2,165,505

	Units		Value
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[11,17]		8,816	$74,848
Sabine Oil Tranche 1 Wts., Strike Price $4.49,
Exp. 8/11/26[11,17]		2,612	11,101
Sabine Oil Tranche 2 Wts., Strike Price $2.72,
Exp. 8/11/26[11,17]		549	1,715
Total Rights, Warrants and Certificates (Cost $420,786)			87,664

	Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,8]		881,750	783,396
3.054% Sr. Sec. Nts., 4/30/25[1,8]		1,123,486	998,167
3.098% Sr. Sec. Nts., 4/30/25[1,8]		969,950	861,758
3.131% Sr. Sec. Nts., 4/30/25[1,8]		867,013	770,302
3.179% Sr. Sec. Nts., 4/30/25[1,8]		1,079,501	959,089
3.231% Sr. Sec. Nts., 4/30/25[1,8]		1,232,087	1,094,654
3.265% Sr. Sec. Nts., 4/30/25[1,8]		984,293	874,501
3.346% Sr. Sec. Nts., 4/30/25[1,8]		925,194	821,994
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[11]	RUB	25,388,281	74,171
Total Structured Securities (Cost $7,668,140)			7,238,032
Short-Term Notes—1.3%
Arab Republic of Egypt Treasury Bills:
16.013%, 3/5/19[8]	EGP	50,000,000	2,714,779
18.432%, 2/5/19[8]	EGP	87,000,000	4,800,374
Argentine Republic Treasury Bills:
0.00%, 3/29/19[8]	ARS	8,200,000	242,669
0.00%, 1/31/19[8]	ARS	371,000,000	11,302,398
Total Short-Term Notes (Cost $18,900,130)			19,060,220
		Shares
Investment Companies—21.4%
Eaton Vance Floating-Rate Income Trust		117,200	1,483,751
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[18,19]		70,746,424	70,746,424
Oppenheimer Limited-Term Bond Fund, Cl. I19		1,654,825	7,363,973
Oppenheimer Master Event-Linked Bond Fund, LLC[19]		1,954,233	29,797,284
Oppenheimer Master Loan Fund, LLC[19]		8,607,367	144,969,978
Oppenheimer Ultra-Short Duration Fund, Cl. Y19		10,238,165	51,088,443
Total Investment Companies (Cost $320,011,537)			305,449,853

Counterparty			Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)	Value
Over-the-Counter Options Purchased—0.5%
AUD Currency Call[17]	BOA	USD	0.748	3/1/19	AUD	25,500,000	AUD 200,000	26,339
BRL Currency Call[17]	JPM	BRL	3.200	4/25/19	BRL	48,000,000	BRL 482,560	12,192
BRL Currency Put[17]	GSCO-OT	BRL	3.350	12/6/19	BRL	586,000	BRL 5,000	104,813
BRL Currency Call[17]	GSCO-OT	BRL	3.734	2/14/19	BRL	54,550,000	BRL 373,400	78,338
BRL Currency Call[17]	JPM	BRL	3.200	10/17/19	BRL	1,414,000	BRL 32,000	53,425
BRL Currency Call[17]	JPM	BRL	3.354	9/25/19	BRL	600,000	BRL 5,150	83,164
BRL Currency Call[17]	GSCO-OT	BRL	3.400	12/10/19	BRL	586,000	BRL 5,300	132,811
BRL Currency Call[17]	JPM	BRL	3.150	5/20/19	BRL	424,096	BRL 5,000	8,449
BRL Currency Call[17]	CITNA-B	BRL	3.200	4/25/19	BRL	48,000,000	BRL 512,000	12,192
BRL Currency Call[17]	JPM	BRL	3.000	5/16/19	BRL	550,000	BRL 5,000	4,148
BRL Currency Call[17]	GSCO-OT	BRL	3.150	5/20/19	BRL	424,096	BRL 5,000	8,449
CAD Currency Call[17]	SCB	CAD	1.295	2/1/19	CAD	56,980,000	CAD 194,250	7,806
CAD Currency Call[17]	SCB	CAD	1.298	1/18/19	CAD	9,170,000	CAD 129,750	871
CLP Currency Call[17]	GSCO-OT	CLP	665.000	2/11/19	CLP	10,714,000,000	CLP 133,000,000	42,535
CLP Currency Call[17]	CITNA-B	CLP	643.700	11/4/19	CLP	18,914,000,000	CLP 64,370,000	416,108
CLP Currency Call[17]	CITNA-B	CLP	650.000	2/21/19	CLP	11,336,500,000	CLP 97,500,000	22,673
EUR Currency Put[17]	BOA	SEK	9.250	4/29/20	EUR	2,800,000	EUR 10,000	670,628
EUR Currency Put[17]	JPM	JPY	126.400	1/25/19	EUR	21,000,000	EUR 200,000	297,028

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

								Notional
				Expiration				Amount
	Counterparty		Exercise Price	Date		Contracts		(000’s)	Value
Over-the-Counter Options Purchased (Continued)
IDR Currency Call[17]	SCB	IDR	15050.000	9/5/19	IDR	361,682,350,000		IDR 2,558,500,000	$723,365
INR Currency Call[17]	GSCO-OT	INR	74.050	1/23/19	INR	555,375,000		INR 7,405,000	467,070
INR Currency Call[17]	GSCO-OT	INR	68.400	10/21/19	INR	565,000		INR 5,000	385,807
MXN Currency Call[17]	CITNA-B	MXN	18.578	8/15/19	MXN	139,332,500		MXN 1,393,328	75,936
MXN Currency Call[17,20]	CITNA-B	MXN	18.000	10/23/19	MXN	750,000		MXN 5,500	91,413
MXN Currency Call[17]	GSCO-OT	MXN	19.500	10/29/19	MXN	382,000,000		MXN 3,900,000	479,028
NOK Currency Call[17]	BOA	NOK	8.424	3/8/19	NOK	483,011,000		NOK 3,664,223	384,849
NOK Currency Call[17]	JPM	NOK	8.240	2/4/19	NOK	296,410,000		NOK 2,529,680	27,270
PLN Currency Call[17]	GSCO-OT	PLN	3.489	8/19/19	PLN	98,630,000		PLN 872,125	233,358
RUB Currency Call[17]	JPM	RUB	59.500	6/7/19	RUB	1,682,200,000		RUB 14,875,000	42,055
RUB Currency Call[17]	GSCO-OT	RUB	63.979	8/12/19	RUB	452,220,000		RUB 6,397,900	37,534
SEK Currency Call[17]	GSCO-OT	SEK	8.882	2/4/19	SEK	351,243,000		SEK 2,398,140	560,935
TRY Currency Put[17]	CITNA-B	TRY	4.000	5/23/19	TRY	710,000		TRY 10,000	6,869
TRY Currency Call[17]	GSCO-OT	TRY	6.000	10/16/19	TRY	90,000,000		TRY 600,000	969,930
ZAR Currency Call[17]	GSCO-OT	ZAR	13.597	8/15/19	ZAR	11,972,500		ZAR 1,019,738	17,707
ZAR Currency Call[17]	GSCO-OT	ZAR	13.250	8/12/19	ZAR	93,654,000		ZAR 1,325,000	95,714
Total Over-the-Counter Options Purchased (Cost $8,567,928)									6,580,809

		Pay / Receive			Expiration
	Counterparty	Floating Rate	Floating Rate	Fixed Rate	Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.4%
Interest Rate Floor maturing 11/8/22 Call[17]	JPM	Receive	MAX[(( 0.656%-1y)) * 10 * notional, 0] EUR EURIBOR	0.656%	11/8/22	EU	R	36,600	2,020,402
Interest Rate Swap maturing 12/16/49 Put[17]	MSCO	Receive	Three-Month USD-LIBOR-BBA	3.762	12/12/19	US	D	29,240	184,192
Interest Rate Swap maturing 3/16/21 Put[17]	GSCO-OT	Receive	Three-Month USD-LIBOR-BBA	2.975	3/12/19	US	D	146,200	39,475
Interest Rate Swap maturing 8/19/20 Put[17]	GSCOI	Receive	Three-Month USD-LIBOR-BBA	3.350	5/14/19	US	D	146,500	7,023
			If USISDA02 is less
			than or equal to
			2.905%, then the
			greater of: (INDEX
Interest Rate Cap maturing 12/12/19 Put[17]	GSCOI	Pay	minus 0.095%) * 10 Or Zero, Otherwise zero	9.500	12/12/19	US	D	29,240	597,081
Interest Rate Cap maturing 5/14/20 Put[17]	GSCOI	Pay	The greater of: 10 x (INDEX minus 0.6%) or Zero	60.000	5/14/20	US	D	29,300	233,521
Interest Rate Swap maturing 12/16/49 Call[17]	MSCO	Pay	Three-Month USD-LIBOR-BBA	2.262	12/12/19	US	D	29,240	441,885
Interest Rate Swap maturing 5/13/21 Call[17]	BAC	Pay	Three-Month USD-LIBOR-BBA	3.045	5/9/19	US	D	228,755	2,031,193
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $3,845,090)									5,554,772
Total Investments, at Value (Cost $1,676,752,697)								110.7%	1,581,139,881
Net Other Assets (Liabilities)								(10.7)	(152,600,349)

Net Assets								100.0%	$1,428,539,532

Consolidated Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $389,215,362 or 27.25% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $13,247,534, which represents 0.93% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	1/15/13-11/10/18	$899,049	$764,927	$(134,122)
CHS/Community Health Systems, Inc., 8.125% Sec. Nts., 6/30/24	6/22/18	49,861	44,100	(5,761)
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20	8/9/17	269,522	268,312	(1,210)
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25	9/27/18	280,163	267,686	(12,477)
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sec. Nts., 5/1/24	1/29/13-10/23/18	2,697,661	1,368,900	(1,328,761)

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Consolidated Footnotes to Statement of Investments (Continued)

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22	1/30/18	$642,210	$640,082	$(2,128)
Golden Nugget, Inc., 6.75% Sr. Unsec. Nts., 10/15/24	9/20/16-9/12/17	1,366,832	1,294,650	(72,182)
Hartford Financial Services Group, Inc. (The), 4.741% [US0003M+212.5] Jr. Sub. Nts., 2/12/47	1/18/18-1/22/18	670,914	552,922	(117,992)
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22	3/1/17-3/7/18	458,796	463,872	5,076
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30	11/9/17-5/11/18	2,605,058	2,380,923	(224,135)
Minejesa Capital BV, 5.625% Sr. Sec. Nts., 8/10/37	7/25/18-8/1/18	4,094,181	3,771,160	(323,021)
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	11/9/17	990,000	891,000	(99,000)
Williams Scotsman International, Inc., 6.875% Sr. Sec. Nts., 8/15/23	7/31/18	560,000	539,000	(21,000)

		$15,584,247	$13,247,534	$(2,336,713)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,099,741 or 0.22% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. Zero coupon bond reflects effective yield on the original acquisition date.

9. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $134,430,151 or 9.41% of the Fund’s net assets at period end.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

11. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

12. Security received as the result of issuer reorganization.

13. Interest or dividend is paid-in-kind, when applicable.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

16. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

17. Non-income producing security.

18. Rate shown is the 7-day yield at period end.

19. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2017	Additions	Reductions	December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	41,765,253	698,423,057	669,441,886	70,746,424
Oppenheimer Limited-Term Bond Fund, Cl. I	—	1,654,825	—	1,654,825
Oppenheimer Master Event-Linked Bond Fund, LLC	2,520,983	—	566,750	1,954,233
Oppenheimer Master Loan Fund, LLC	14,397,097	—	5,789,730	8,607,367
Oppenheimer Ultra-Short Duration Fund, Cl. Y	27,024,582	253,583	17,040,000	10,238,165

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$70,746,424	$1,619,058	$—	$ —
Oppenheimer Limited-Term Bond Fund, Cl. I	7,363,973	21,470	—	16,503
Oppenheimer Master Event-Linked Bond Fund, LLC	29,797,284	2,399,000 [a]	(723,081)[a]	(1,408,559)[a]
Oppenheimer Master Loan Fund, LLC	144,969,978	12,440,975 [b]	3,277,211 [b]	(11,799,913)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	51,088,443	1,274,377	(170,400)	(201,633)

Total	$303,966,102	$17,754,880	$2,383,730	$ (13,393,602)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

20. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 18 MXN per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$1,014,127,291	63.8%
India	44,538,584	2.8
Indonesia	41,756,255	2.6
Mexico	37,315,255	2.4
South Africa	37,172,443	2.4
Brazil	32,597,157	2.2
Greece	31,485,222	2.0

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Argentina	$30,871,517	2.0%
Spain	24,969,763	1.6
United Kingdom	21,309,379	1.3
Canada	19,547,384	1.2
France	18,585,398	1.2
Italy	16,877,735	1.1
Egypt	15,133,403	1.0
Switzerland	14,689,560	0.9
Peru	13,431,906	0.9
Colombia	12,793,054	0.8
Turkey	12,678,717	0.8
Ukraine	11,585,398	0.7
Netherlands	10,528,112	0.7
Dominican Republic	9,704,088	0.7
Chile	8,414,487	0.6
Thailand	8,315,837	0.5
China	6,914,373	0.4
Luxembourg	6,878,613	0.4
Poland	6,680,768	0.4
Kazakhstan	5,716,865	0.4
Nigeria	4,946,356	0.3
Angola	4,830,754	0.3
Israel	4,031,655	0.3
Sri Lanka	3,931,699	0.3
Ghana	3,436,237	0.2
Belgium	3,399,381	0.2
Ireland	3,367,461	0.2
Ecuador	2,999,622	0.2
Eurozone	2,988,058	0.2
Oman	2,636,811	0.2
United Arab Emirates	2,520,815	0.2
Gabon	2,171,868	0.1
Hungary	2,107,622	0.1
Mongolia	1,991,811	0.1
Supranational	1,955,249	0.1
Bermuda	1,779,099	0.1
Cayman Islands	1,708,750	0.1
Portugal	1,700,749	0.1
New Zealand	1,660,147	0.1
Iraq	1,317,049	0.1
Australia	1,215,358	0.1
Hong Kong	1,132,537	0.1
Azerbaijan	1,099,736	0.1
Russia	1,097,934	0.1
Senegal	1,092,493	0.1
Morocco	922,299	0.1
Singapore	815,185	0.1
Sweden	560,935	0.0
Mauritius	463,873	0.0
Zambia	451,000	0.0
Kenya	436,058	0.0
Panama	423,385	0.0
Uruguay	414,250	0.0
Norway	412,118	0.0
Trinidad and Tobago	264,688	0.0
Macau	238,275	0.0

Total	$1,581,139,881	100.0%

Forward Currency Exchange Contracts as of December 31, 2018
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	02/2019	IDR	260,657,000	USD	18,139	$—	$112,952
BAC	03/2019	KRW	2,937,600	USD	2,622	22,969	—
BAC	03/2019	MYR	760	USD	182	2,408	—
BAC	02/2019	USD	25,470	EUR	22,200	—	57,342
BAC	01/2019	USD	11,840	MXN	238,700	—	287,294
BAC	02/2019	USD	13,803	NOK	119,852	—	80,703
BAC	03/2019	USD	6,411	PLN	24,160	—	56,538
BAC	03/2019	USD	29,316	ZAR	419,790	405,175	—

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	03/2019	ZAR	114,990	USD	8,030	$—	$110,987
BOA	02/2019	EUR	75	USD	86	—	179
BOA	03/2019	INR	276,100	USD	3,773	164,048	—
BOA	02/2019	JPY	1,847,000	USD	16,492	416,938	—
BOA	02/2019	USD	32,270	EUR	27,981	99,459	—
BOA	03/2019	USD	1,918	HUF	542,000	—	26,446
BOA	03/2019	USD	17,732	IDR	262,024,000	—	277,797
BOA	03/2019	USD	40,712	INR	2,979,300	—	1,770,185
BOA	02/2019	USD	28,077	NOK	239,533	328,997	—
BOA	03/2019	USD	8,255	THB	269,400	—	36,201
CITNA-B	02/2019 - 06/2019	BRL	86,853	USD	22,525	767,362	1,088,441
CITNA-B	03/2019	COP	23,809,000	USD	7,301	3,615	—
CITNA-B	02/2019	EUR	910	USD	1,075	—	28,226
CITNA-B	03/2019	RUB	251,100	USD	3,573	—	5,423
CITNA-B	04/2019	USD	2,716	BRL	9,750	222,658	—
CITNA-B	03/2019	USD	9,204	COP	29,419,000	178,291	—
CITNA-B	02/2019	USD	884	EUR	775	—	6,747
CITNA-B	02/2019 - 03/2019	USD	27,202	JPY	3,019,800	17,165	501,376
CITNA-B	01/2019	USD	18,009	MXN	365,500	—	560,588
CITNA-B	03/2019	USD	6,238	PEN	21,070	—	92
CITNA-B	10/2019	USD	3,466	TRY	22,230	—	185,520
DEU	02/2019	EUR	2,150	USD	2,473	1,547	2,530
DEU	02/2019	USD	38,489	EUR	33,435	110,049	70,161
GSCO-OT	01/2019 - 06/2019	BRL	68,496	USD	18,146	—	631,673
GSCO-OT	01/2019	COP	24,240,000	USD	7,551	—	92,424
GSCO-OT	02/2019	EUR	310	USD	357	—	526
GSCO-OT	02/2019 - 03/2019	JPY	1,457,982	USD	14,029	28,078	669,555
GSCO-OT	02/2019	NOK	448,183	USD	52,102	—	183,183
GSCO-OT	02/2019	SEK	160,580	USD	17,869	301,822	—
GSCO-OT	01/2019 - 06/2019	USD	20,225	BRL	78,526	547,232	421,496
GSCO-OT	02/2019	USD	4,966	EUR	4,320	—	1,199
GSCO-OT	02/2019	USD	3,500	IDR	51,957,000	—	93,176
GSCO-OT	01/2019	USD	8,570	MXN	173,241	—	240,051
GSCO-OT	10/2019	USD	5,475	TRY	39,450	—	1,004,808
GSCO-OT	08/2019	USD	3,039	ZAR	44,824	9,802	—
GSCO-OT	05/2019	ZAR	10,470	USD	730	—	15,618
HSBC	02/2019	AUD	6,500	USD	4,694	—	111,883
HSBC	02/2019	EUR	5,775	USD	6,631	8,670	428
HSBC	02/2019	USD	16,532	EUR	14,215	240,220	54,584
JPM	01/2019 - 02/2019	BRL	163,096	USD	42,780	22,940	743,389
JPM	02/2019	EUR	17,456	USD	20,410	193	339,599
JPM	09/2019	IDR	188,087,000	USD	11,898	707,222	—
JPM	02/2019	JPY	1,636,000	USD	14,726	248,421	—
JPM	02/2019	NOK	99,642	USD	11,952	—	408,636
JPM	03/2019	RUB	498,200	USD	7,207	—	128,734
JPM	01/2019 - 04/2019	USD	56,260	BRL	212,815	1,420,314	—
JPM	03/2019	USD	7,254	CLP	4,940,000	130,262	—
JPM	01/2019	USD	7,537	COP	24,240,000	78,336	—
JPM	02/2019	USD	18,507	EUR	15,925	195,704	—
JPM	02/2019	USD	14,002	IDR	208,700,000	—	430,862
JPM	02/2019	USD	14,690	JPY	1,636,000	—	283,596
JPM	02/2019	USD	26,036	NOK	219,980	670,922	117,817
JPM	03/2019	USD	1,367	RUB	91,600	65,254	—
JPM	03/2019	USD	8,836	TRY	49,820	—	202,449
JPM	08/2019	ZAR	44,824	USD	3,039	—	9,802
SCB	02/2019	EUR	1,460	USD	1,691	—	12,292
SCB	09/2019	USD	11,553	IDR	188,087,000	—	1,052,182

Total Unrealized Appreciation and Depreciation						$7,416,073	$12,515,690

Futures Contracts as of December 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BUND	Sell	3/07/19	110	EUR	20,436	$20,611,355	$ (175,310)
Euro-BUXL	Sell	3/07/19	67	EUR	13,524	13,865,339	(340,914)
Euro-OAT	Sell	3/07/19	78	EUR	13,471	13,476,770	(5,451)
United States Treasury Long Bonds	Buy	3/20/19	10	USD	1,444	1,460,000	16,483

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Sell	3/20/19	106	USD	14,845	$15,476,000	$ (631,069)
United States Treasury Nts., 10 yr.	Buy	3/20/19	153	USD	18,268	18,668,391	400,699
United States Treasury Nts., 10 yr.	Sell	3/20/19	296	USD	35,448	36,116,625	(669,000)
United States Treasury Nts., 2 yr.	Buy	3/29/19	94	USD	19,834	19,957,375	123,848
United States Treasury Nts., 2 yr.	Sell	3/29/19	571	USD	120,519	121,230,438	(711,474)
United States Treasury Nts., 5 yr.	Buy	3/29/19	133	USD	15,010	15,253,438	243,523
United States Ultra 10 yr.	Sell	3/20/19	8	USD	1,030	1,040,625	(10,763)
United States Ultra Bonds	Buy	3/20/19	68	USD	10,353	10,924,625	571,777

							$ (1,187,651)

Over-the-Counter Options Written at December 31, 2018
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
AUD Currency Call	BOA	USD	0.772	3/1/19	AUD	(25,500,000)	AUD 200,000	$60,042	$(6,274)
AUD Currency Put	BOA	USD	0.719	3/1/19	AUD	(25,500,000)	AUD 200,000	127,153	(675,658)
BRL Currency Put[1]	GSCO-OT	BRL	4.500	12/10/19	BRL	(586,000)	BRL 5,300	121,888	(100,326)
BRL Currency Put[2]	GSCO-OT	BRL	4.500	12/6/19	BRL	(586,000)	BRL 5,000	103,839	(99,854)
BRL Currency Call	GSCO-OT	BRL	3.559	2/14/19	BRL	(52,000,000)	BRL 355,900	68,861	(12,606)
BRL Currency Put	GSCO-OT	BRL	4.018	2/14/19	BRL	(58,700,000)	BRL 401,750	194,488	(142,179)
CAD Currency Call	SCB	CAD	1.260	2/1/19	CAD	(55,440,000)	CAD 189,000	119,284	(2,439)
CAD Currency Put	SCB	CAD	1.341	1/18/19	CAD	(9,480,000)	CAD 134,050	37,043	(132,597)
CAD Currency Call	SCB	CAD	1.264	1/18/19	CAD	(8,930,000)	CAD 126,400	18,249	(116)
CAD Currency Put	SCB	CAD	1.339	2/1/19	CAD	(58,916,000)	CAD 200,850	238,832	(917,676)
CLP Currency Put	CITNA-B	CLP	710.000	2/21/19	CLP	(12,383,000,000)	CLP 106,500,000	216,534	(160,979)
CLP Currency Call	CITNA-B	CLP	615.000	2/21/19	CLP	(10,726,000,000)	CLP 92,250,000	94,479	(10,726)
CLP Currency Put	CITNA-B	CLP	785.750	11/4/19	CLP	(23,088,000,000)	CLP 78,575,000	504,513	(392,496)
CLP Currency Put	GSCO-OT	CLP	707.500	2/11/19	CLP	(11,399,000,000)	CLP 141,500,000	168,705	(138,840)
CLP Currency Call	GSCO-OT	CLP	635.000	2/11/19	CLP	(10,230,500,000)	CLP 127,000,000	72,838	(7,570)
COP Currency Put	CITNA-B	COP	3256.000	2/13/19	COP	(47,689,000,000)	COP 325,600,000	247,672	(245,598)
COP Currency Put	CITNA-B	COP	3162.000	1/15/19	COP	(44,700,000,000)	COP 316,200,000	267,071	(402,300)
COP Currency Put	GSCO-OT	COP	3340.000	3/4/19	COP	(58,560,000,000)	COP 501,000,000	141,473	(203,789)
COP Currency Call	GSCO-OT	COP	3065.000	3/4/19	COP	(53,700,000,000)	COP 459,750,000	155,984	(55,311)
COP Currency Call	JPM	COP	3162.000	1/15/19	COP	(44,700,000,000)	COP 316,200,000	179,097	(44,700)
COP Currency Put	JPM	COP	3316.000	3/12/19	COP	(48,482,000,000)	COP 331,600,000	176,152	(222,532)
COP Currency Call	JPM	COP	3038.000	3/12/19	COP	(44,417,500,000)	COP 303,800,000	95,570	(42,641)
EUR Currency Call	BOA	EUR	1.157	5/29/19	EUR	(29,290,000)	EUR 100,000	703,561	(606,008)
EUR Currency Put	GSCO-OT	ZAR	15.750	7/10/19	EUR	(7,120,000)	EUR 75,000	233,186	(118,251)
EUR Currency Call	JPM	JPY	131.800	1/25/19	EUR	(21,000,000)	EUR 200,000	150,909	(14,538)
EUR Currency Call	JPM	ZAR	17.438	7/10/19	EUR	(7,120,000)	EUR 75,000	391,297	(354,006)
EUR Currency Put	JPM	JPY	120.600	1/25/19	EUR	(21,000,000)	EUR 200,000	102,757	(25,131)
EUR Currency Call	SCB	EUR	1.156	5/29/19	EUR	(43,940,000)	EUR 250,000	1,044,893	(929,841)
IDR Currency Put	GSCO-OT	IDR	15000.000	7/10/19	IDR	(390,000,000,000)	IDR 3,005,250,000	949,000	(390,000)
IDR Currency Put	SCB	IDR	17550.000	9/5/19	IDR	(421,762,500,000)	IDR 2,983,500,000	693,205	—
INR Currency Call	GSCO-OT	INR	72.000	1/23/19	INR	(540,000,000)	INR 7,200,000	21,226	(251,640)
INR Currency Put	GSCO-OT	INR	76.950	1/23/19	INR	(577,125,000)	INR 7,695,000	48,007	(1,154)
INR Currency Put	GSCO-OT	INR	80.050	10/14/19	INR	(1,131,600,000)	INR 8,005,000	282,723	(84,870)
MXN Currency Put	CITNA-B	MXN	22.828	8/15/19	MXN	(171,202,500)	MXN 1,712,108	192,431	(117,274)
MXN Currency Put	GSCO-OT	MXN	19.500	1/4/19	MXN	(257,300,000)	MXN 2,730,000	192,751	(133,539)
MXN Currency Put	GSCO-OT	MXN	24.500	10/29/19	MXN	(479,900,000)	MXN 4,900,000	438,766	(261,545)
MXN Currency Call	JPM	MXN	20.000	1/3/19	MXN	(235,000,000)	MXN 3,200,000	157,285	(224,895)
NOK Currency Put	BOA	NOK	8.787	3/8/19	NOK	(503,854,000)	NOK 3,822,345	417,269	(498,755)
NOK Currency Call	BOA	NOK	8.153	3/8/19	NOK	(467,500,000)	NOK 3,546,555	205,510	(84,417)
NOK Currency Call	JPM	NOK	7.975	2/4/19	NOK	(286,870,000)	NOK 2,448,325	114,449	(8,319)
NOK Currency Put	JPM	NOK	8.600	2/4/19	NOK	(309,360,000)	NOK 2,640,200	262,890	(492,192)
PLN Currency Put	GSCO-OT	PLN	4.104	8/19/19	PLN	(116,018,000)	PLN 1,025,875	566,590	(255,356)
RUB Currency Call	CITNA-B	RUB	67.000	2/13/19	RUB	(981,000,000)	RUB 6,700,000	235,952	(52,003)
RUB Currency Put	GSCO-OT	RUB	83.540	8/12/19	RUB	(590,480,000)	RUB 8,354,000	148,808	(92,115)
RUB Currency Put	JPM	RUB	70.000	6/7/19	RUB	(1,979,100,000)	RUB 17,500,000	793,217	(1,236,937)
SEK Currency Put	GSCO-OT	SEK	9.285	2/4/19	SEK	(367,159,500)	SEK 2,506,815	295,404	(33,411)
SEK Currency Call	GSCO-OT	SEK	8.587	2/4/19	SEK	(339,557,000)	SEK 2,318,355	133,664	(93,039)
SEK Currency Put	JPM	SEK	9.080	1/23/19	SEK	(149,000,000)	SEK 454,000	215,459	(24,138)
TRY Currency Put	GSCO-OT	TRY	8.800	10/16/19	TRY	(132,000,000)	TRY 568,080	667,170	(174,504)
ZAR Currency Call	CITNA-B	ZAR	13.500	5/7/19	ZAR	(98,900,000)	ZAR 1,350,000	160,804	(84,955)
ZAR Currency Call	GSCO-OT	ZAR	13.286	2/26/19	ZAR	(97,296,000)	ZAR 996,450	101,573	(22,408)
ZAR Currency Put	GSCO-OT	ZAR	17.916	8/12/19	ZAR	(126,631,000)	ZAR 1,791,550	173,483	(96,113)
ZAR Currency Put	GSCO-OT	ZAR	18.208	8/15/19	ZAR	(136,560,000)	ZAR 1,365,600	284,250	(92,178)

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
ZAR Currency Put	GSCO-OT	ZAR	14.978	2/26/19	ZAR	(109,683,600)	ZAR 1,123,313	$83,272	$ (122,740)
ZAR Currency Put	GSCO-OT	ZAR	14.646	5/27/19	ZAR	(102,522,000)	ZAR 1,464,600	187,628	(322,022)
Total Over-the-Counter Options Written								$14,059,156	$ (11,315,501)

1. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 3.6 BRL per 1 USD.

2. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 3.6 BRL per 1 USD.

Centrally Cleared Credit Default Swaps at December 31, 2018
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.EM.30		Buy	1.000%	12/20/23	USD	2,000	$(95,222)	$93,232	$ (1,990)
CDX.EM.30		Buy	1.000	12/20/23	USD	2,000	(97,622)	93,232	(4,390)
CDX.EM.30		Buy	1.000	12/20/23	USD	1,000	(47,956)	46,616	(1,340)
CDX.EM.30		Buy	1.000	12/20/23	USD	1,000	(48,811)	46,616	(2,195)
CDX.EM.30		Buy	1.000	12/20/23	USD	1,000	(44,311)	46,616	2,305
CDX.EM.30		Buy	1.000	12/20/23	USD	1,000	(45,311)	46,616	1,305
CDX.EM.30		Buy	1.000	12/20/23	USD	1,000	(46,856)	46,616	(240)
CDX.EM.30		Buy	1.000	12/20/23	USD	1,000	(46,911)	46,616	(295)
CDX.EM.30		Buy	1.000	12/20/23	USD	1,000	(47,111)	46,616	(495)
CDX.EM.30		Buy	1.000	12/20/23	USD	1,000	(45,411)	46,616	1,205
CDX.HY.31		Sell	5.000	12/20/23	USD	3,000	(174,373)	63,293	(111,080)
Federative Republic of Brazil		Buy	1.000	12/20/23	USD	1,750	(159,965)	81,719	(78,246)
Federative Republic of Brazil		Sell	1.000	6/20/22	USD	2,500	154,768	(48,407)	106,361
People’s Republic of China		Buy	1.000	12/20/23	USD	4,500	81,048	(70,608)	10,440
Petrobras Global Finance BV		Sell	1.000	12/20/20	USD	1,000	10,092	(9,633)	459
Petrobras Global Finance BV		Sell	1.000	12/20/20	USD	1,000	10,178	(9,633)	545
Republic of South Africa		Buy	1.000	12/20/23	USD	1,000	(61,012)	53,574	(7,438)
Russian Federation		Buy	1.000	12/20/23	USD	2,000	(68,304)	46,893	(21,411)
Turkey Government International		Buy	1.000	12/20/23	USD	1,000	(122,432)	109,209	(13,223)
Turkey Government International		Buy	1.000	12/20/23	USD	1,000	(114,057)	109,209	(4,848)
United Mexican States		Buy	1.000	12/20/23	USD	3,250	(51,730)	78,554	26,824
Total Cleared Credit Default Swaps							$(1,061,309)	$963,562	$ (97,747)

Over-the-Counter Credit Default Swaps at December 31, 2018
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic	BAC	Sell	1.000%	6/20/25	USD	1,414	$235,247	$(272,347)	$ (37,100)
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	3,534	529,497	(680,674)	(151,177)
Hellenic Republic	BAC	Sell	1.000	12/20/25	USD	3,400	528,719	(700,057)	(171,338)
Hellenic Republic	BAC	Sell	1.000	12/20/19	USD	2,350	35,260	(31,527)	3,733
Hellenic Republic	GSCOI	Sell	1.000	6/20/25	USD	1,410	222,469	(271,576)	(49,107)
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD	1,000	32,421	(27,427)	4,994
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD	1,000	30,175	(27,427)	2,748
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	2,697	48,742	15,642	64,384
Republic Of Italy Government I	BAC	Buy	1.000	12/20/23	USD	7,070	(523,946)	327,404	(196,542)
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	9,634	81,425
Total Over-the-Counter Credit Default Swaps							$1,210,375	$(1,658,355)	$ (447,980)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range** (Unaudited)
Non-Investment Grade Corporate Debt Indexes	$ 3,000,000	$ —	BB
Non-Investment Grade Single Name Corporate Debt	4,000,000	—	BB+ to BB
Investment Grade Single Name Corporate Debt	1,740,000	—	BBB-
Investment Grade Sovereign Debt	2,697,000	—	BBB
Non-Investment Grade Sovereign Debt	14,608,000	1,750,000	BB- to BB

Total USD	$ 26,045,000	$ 1,750,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month JPY BBA LIBOR	0.296%	11/29/27	JPY	4,654,000	$59	$(632,916)	$ (632,857)
BAC	Receive	Six-Month EUR EURIBOR	1.123	3/8/28	EUR	2,475	—	(129,206)	(129,206)
BNP	Pay	Six-Month HUF-BUBOR-Reuters	1.210	10/26/20	HUF	2,101,000	—	59,849	59,849
BNP	Receive	Six-Month HUF-BUBOR-Reuters	3.280	10/26/28	HUF	475,700	—	(180,632)	(180,632)
BNP	Pay	MXN TIIE BANXICO	8.000	8/13/20	MXN	311,315	—	(86,042)	(86,042)
BOA	Pay	Three-Month USD BBA LIBOR	2.905	12/17/20	USD	146,500	—	645,013	645,013
BOA	Pay	Three-Month USD BBA LIBOR	2.915	12/17/20	USD	131,800	—	605,837	605,837
CITNA-B	Pay	CLICP	2.901	8/9/19	CLP	9,271,500	—	(5,973)	(5,973)
CITNA-B	Pay	Six-Month PLN WIBOR WIBO	2.990	11/17/27	PLN	5,770	—	73,443	73,443
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF	825,000	—	62,897	62,897
CITNA-B	Receive	JIBA3M	7.250	7/10/20	ZAR	104,000	—	291	291
DEU	Pay	MXN TIIE BANXICO	8.140	10/19/20	MXN	322,900	—	(66,573)	(66,573)
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR	62,800	—	78,759	78,759
DEU	Receive	JIBA3M	7.500	8/15/20	ZAR	136,300	—	(36,322)	(36,322)
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR	26,465	—	12,505	12,505
DEU	Receive	JIBA3M	7.120	6/29/19	ZAR	202,850	—	4,116	4,116
GSCOI	Receive	BZDI	8.235	1/2/20	BRL	45,400	—	(256,390)	(256,390)
GSCOI	Pay	EUR006M	1.413	7/4/44	EUR	1,980	—	12,328	12,328
GSCOI	Pay	EUR006M	1.482	7/4/44	EUR	3,200	—	107,751	107,751
GSCOI	Pay	MXN TIIE BANXICO	8.770	10/29/20	MXN	324,700	—	42,184	42,184
GSCOI	Pay	EUR006M	0.861	8/15/27	EUR	8,030	—	184,792	184,792
GSCOI	Pay	MXN TIIE BANXICO	7.995	10/15/20	MXN	300,000	—	(81,849)	(81,849)
GSCOI	Receive	SORF6M	2.335	10/16/21	SGD	22,600	—	(251,673)	(251,673)
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.500	11/9/28	COP	6,000,000	—	53,034	53,034
GSCOI	Pay	MXN TIIE BANXICO	8.015	10/9/20	MXN	320,000	—	(84,508)	(84,508)
GSCOI	Pay	MXN TIIE BANXICO	7.760	9/25/20	MXN	312,000	—	(134,703)	(134,703)
GSCOI	Pay	COOVIBR	4.610	6/7/20	COP	20,710,000	—	17,629	17,629
GSCOI	Pay	BZDI	11.730	1/2/25	BRL	17,600	—	423,452	423,452
GSCOI	Pay	EUR006M	1.553	7/4/44	EUR	4,331	—	224,423	224,423
GSCOI	Pay	MXN TIIE BANXICO	8.210	1/30/19	MXN	538,000	—	(11,102)	(11,102)
GSCOI	Pay	MXN TIIE BANXICO	8.480	10/27/20	MXN	155,730	—	(19,377)	(19,377)
GSCOI	Pay	IRS P00.00R00.00 10/15/25 GOLDMAN SACH SHORT	3.450	10/15/25	GBP	6,930	—	(46,118)	(46,118)
JPM	Pay	MXN TIIE BANXICO	8.880	10/26/28	MXN	83,200	—	15,224	15,224
JPM	Pay	MXN TIIE BANXICO	8.750	10/29/20	MXN	649,000	—	72,935	72,935
JPM	Pay	BZDI	10.940	1/2/23	BRL	22,770	—	396,878	396,878
JPM	Pay	BZDI	8.245	1/4/21	BRL	31,950	—	137,370	137,370
JPM	Pay	COOVIBR	4.890	10/17/20	COP	46,900,000	—	109,354	109,354
		Six-Month HUF
JPM	Pay	BUBOR	1.865	1/24/28	HUF	375,735	—	(9,221)	(9,221)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR	15,000	—	14,302	14,302
JPM	Pay	MXN TIIE BANXICO	8.600	10/27/20	MXN	158,670	—	(3,090)	(3,090)
MSCO	Pay	EUR006M	0.791	2/15/28	EUR	9,650	—	46,729	46,729
MSCO	Pay	Three-Month USD BBA LIBOR	2.856	12/9/22	USD	44,000	—	299,535	299,535
SIB	Pay	MXN TIIE BANXICO	9.280	11/22/28	MXN	90,500	—	139,929	139,929
SIB	Pay	BZDI	9.825	7/1/20	BRL	500,000	—	1,141,307	1,141,307

Total of Centrally Cleared Interest Rate Swaps							$59	$2,946,171	$ 2,946,230

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaps at December 31, 2018
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330%	1/31/22	INR	210,000	$—	$4,012	$ 4,012
BOA	Pay	Six-Month THB THBFIX	2.200	3/20/22	THB	99,500	—	34,818	34,818
BOA	Pay	NSERO	6.623	3/20/20	INR	2,035,500	—	80,988	80,988
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.620	3/20/23	INR	458,000	—	(85,355)	(85,355)
GSCOI	Pay	Six-Month CLP TNA	3.620	2/8/23	CLP	1,822,500	—	11,582	11,582
GSCOI	Receive	KWCDC	1.970	8/22/20	KRW	42,846,005	—	(67,388)	(67,388)
JPM	Receive	Three-Month MYR KLIBOR BNM	4.005	2/21/22	MYR	13,230	—	(30,878)	(30,878)
SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR	45,000	—	(103,906)	(103,906)

Total of Over-the-Counter Interest Rate Swaps							$—	$(156,127)	$ (156,127)

Over-the-Counter Total Return Swaps at December 31, 2018
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
IBOXX EUR Liquid High Yield
Index Series 1 Version 1	JPM	Receive	EUR-EURIBOR	6/26/19	EUR	7,068	$(265,388)	$ (265,388)
IBOXX EUR Liquid High Yield
Index Series 1 Version 1	BOA	Receive	EUR-EURIBOR	6/26/19	EUR	3,657	(135,533)	(135,533)
IBOXX EUR Liquid High Yield
Index Series 1 Version 1	JPM	Receive	EUR-EURIBOR	6/26/19	EUR	22,000	(321,251)	(321,251)

Total Over-the-Counter Total Return Swaps							$(722,172)	$ (722,172)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Credit Default Swaptions Written at December 31, 2018
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing			ITRAXX Europe Crossover Series
12/20/23 Put	JPM	Sell	30 Version 2	5.000%	2/20/19	EUR	18,300	$234,170	$(154,214)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2018
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 5/14/29 Call	BAC	Receive	Three-Month USD-LIBOR-BBA	3.103%	5/9/19	USD		49,420	$1,088,935	$(1,817,358)
Interest Rate Swap maturing 9/22/22 Call	BOA	Receive	Three-Month USD-LIBOR-BBA	3.118	9/18/20	USD		72,910	575,989	(1,113,333)
Interest Rate Swap maturing 3/6/29 Put	BOA	Pay	Three-Month USD-LIBOR-BBA	3.150	3/4/19	USD		33,700	150,918	(26,118)
Interest Rate Swap maturing 11/19/22 Call	BOA	Receive	Three-Month USD-LIBOR-BBA	3.112	11/15/19	USD		146,500	1,133,544	(2,748,980)
Interest Rate Swap maturing 2/14/29 Call	BOA	Receive	Three-Month CAD-BA-CDOR	2.888	2/14/19	CAD		33,700	226,696	(888,553)
Interest Rate Swap maturing 3/16/21 Put	GSCOI	Pay	Three-Month USD-LIBOR-BBA	3.095	3/12/19	USD		146,200	84,796	(26,363)
Interest Rate Swap maturing 3/16/21 Put	GSCOI	Pay	Three-Month USD-LIBOR-BBA	3.215	3/12/19	USD		146,200	43,860	(18,998)
Interest Rate Swap maturing 8/19/20 Put	GSCOI	Pay	Three-Month USD-LIBOR-BBA	3.350	2/14/19	USD		146,500	43,950	(466)
Interest Rate Swap maturing 3/6/29 Put	JPM	Pay	Three-Month USD-LIBOR-BBA	3.125	3/4/19	USD		65,900	342,863	(59,670)
Interest Rate Floor maturing 11/9/22 Call	JPM	Receive	3 month, MAX[(-0.034% minus EUR EURIBOR) * 10 * Notional, 0]	0.034	11/9/22	EUR		36,600	503,605	(869,301)

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Floor maturing 11/9/22 Call	JPM	Receive	3 month, MAX[(0.306% minus EUR EURIBOR) * 10 * Notional, 0]	0.306%	11/9/22	EUR		36,600	$923,275	$(1,570,865)
Interest Rate Swap maturing 2/12/24 Call	JPM	Receive	Six-Month AUD-BBR-BBSW	2.620	2/11/19	AUD		44,000	129,186	(573,719)
Interest Rate Swap maturing 2/11/24 Call	JPM	Receive	Six-Month AUD-BBR-BBSW	2.620	2/8/19	AUD		44,000	133,106	(573,896)
Interest Rate Swap maturing 1/22/21 Put	JPM	Pay	MXN TIIE BANXICO	8.730	1/24/19	MXN		637,000	132,888	(54,666)
Interest Rate Swap maturing 9/21/21 Call	JPM	Receive	Three-Month USD-LIBOR-BBA	3.145	9/18/19	USD		145,820	371,841	(926,839)
Interest Rate Swap maturing 12/9/22 Call	MSCO	Receive	Three-Month USD-LIBOR-BBA	2.356	12/7/20	USD		167,000	801,600	(1,329,080)
Interest Rate Swap maturing 1/16/49 Call	MSCO	Receive	Three-Month USD-LIBOR-BBA	3.009	1/14/19	USD		8,050	100,625	(291,542)
Interest Rate Swap maturing 1/16/49 Put	MSCO	Pay	Three-Month USD-LIBOR-BBA	3.009	1/14/19	USD		8,050	100,625	(8,128)
Interest Rate Swap maturing 11/19/21 Put	NOM	Pay	Three-Month USD-LIBOR-BBA	3.165	11/15/19	USD		73,200	366,000	(103,256)
Interest Rate Swap maturing 11/19/21 Call	NOM	Receive	Three-Month USD-LIBOR-BBA	2.915	11/15/19	USD		124,500	402,794	(1,172,926)
Interest Rate Swap maturing 11/8/22 Call	NOM	Receive	Three-Month USD-LIBOR-BBA	3.000	11/6/19	USD		109,800	538,020	(1,771,253)
Interest Rate Swap maturing 11/8/22 Put	NOM	Pay	Three-Month USD-LIBOR-BBA	3.263	11/6/19	USD		54,900	425,475	(92,394)

Total Over-the-Counter Interest Rate Swaptions Written									$8,620,591	$(16,037,704)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
SIB	Banco Santander SA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BA-CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CDOR	Canada Bankers Acceptances Rate
CDX.IM.23	Market CDX Emerging Markets Index
CDX.HY.31	Market CDX High Yield Index
CLICP	Sinacofi Chile Interbank Rate Average
COOVIBR	Colombia IBR Overnight Nominal interbank Reference Rate
EURIBOR	Euro Interbank Offered Rate
EUR006M	EURIBOR 6 Month ACT/360
EUSA5	EUR Swap Annual 5 Year
EUSA8	EUR Swap Annual 8 Year
EUSA10	EUR Swap Annual 10 Year
EUSA11	EUR Swap Annual 11 Year
FBIL	Financial Benchmarks India Private Ltd.
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
INDEX	10 year USD CMS minus 2 year USD CMS
ITRAXX Europe Crossover Series 30 Version 2	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KWCDC	South Korean Won Index
LIBOR	London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
SORF6M	Association of Banks in Singapore Swap Offer Rate Fixing 6 Month
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA02	USD ICE Swap Rate 2 Year
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Consolidated Financial Statements.

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,358,218,880)	$1,277,173,779
Affiliated companies (cost $318,533,817)	303,966,102
1,581,139,881
Cash	16,347,124
Cash—foreign currencies (cost $1,540,466)	1,442,807
Cash used for collateral on futures	2,219,000
Cash used for collateral on OTC derivatives	23,029,000
Cash used for collateral on centrally cleared swaps	6,721,882
Cash used for collateral on forward roll transactions	93,000
Unrealized appreciation on forward currency exchange contracts	7,416,073
Swaps, at value (net premiums paid $403,413)	484,080
Centrally cleared swaps, at value (premiums paid $1,317,395)	6,083,709
Receivables and other assets:
Investments sold (including $30,128,739 sold on a when-issued or delayed delivery basis)	30,704,718
Interest, dividends and principal paydowns	18,533,873
Variation margin receivable	73,625
Shares of beneficial interest sold	43,183
Other	473,201
Total assets	1,694,805,156
Liabilities
Unrealized depreciation on forward currency exchange contracts	12,515,690
Options written, at value (premiums received $14,059,156)	11,315,501
Swaps, at value (premiums received $1,613,788)	3,020,734
Centrally cleared swaps, at value (premiums received $256,145)	2,173,976
Swaptions written, at value (premiums received $8,854,761)	16,191,918
Payables and other liabilities:
Investments purchased (including $205,787,303 purchased on a when-issued or delayed delivery basis)	206,800,857
Shares of beneficial interest redeemed	13,328,331
Distribution and service plan fees	233,167
Variation margin payable	172,244
Trustees’ compensation	134,336
Shareholder communications	59,145
Other	319,725
Total liabilities	266,265,624
Net Assets	$1,428,539,532

Composition of Net Assets
Par value of shares of beneficial interest	$299,811
Additional paid-in capital	1,647,796,481
Total accumulated loss	(219,556,760)
Net Assets	$1,428,539,532

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $346,706,274 and 74,357,124 shares of beneficial interest outstanding)	$4.66

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,081,833,258 and 225,453,677 shares of beneficial interest outstanding)	$4.80

See accompanying Notes to Consolidated Financial Statements.

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,378,221
Dividends	20,779
Net expenses	(147,112)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,251,888
Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	12,180,676
Dividends	260,299
Net expenses	(795,865)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	11,645,110
Total allocation of net investment income from master funds	13,896,998
Investment Income
Interest — unaffiliated companies (net of foreign withholding taxes of $636,862)	72,289,122
Fee income on when-issued securities	1,703,225
Dividends:
Unaffiliated companies	1,239,002
Affiliated companies	2,914,905
Total investment income	78,146,254
Expenses
Management fees	9,817,868
Distribution and service plan fees — service shares	2,994,145
Transfer and shareholder servicing agent fees:
Non-Service shares	462,335
Service shares	1,437,190
Shareholder communications:
Non-Service shares	58,244
Service shares	180,618
Custodian fees and expenses	187,542
Trustees’ compensation	58,693
Borrowing fees	51,162
Other	655,366
Total expenses	15,903,163
Less reduction to custodian expenses	(6,761)
Less waivers and reimbursements of expenses	(1,094,392)
Net expenses	14,802,010
Net Investment Income	77,241,242

38        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $63,121)	$(36,366,957)
Affiliated companies	(170,400)
Option contracts written	(10,098,095)
Futures contracts	(4,393,486)
Foreign currency transactions	(563,751)
Forward currency exchange contracts	12,345,407
Swap contracts	121,196
Swaption contracts written	6,029,807
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(723,081)
Oppenheimer Master Loan Fund, LLC	3,277,211
Net realized loss	(30,542,149)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	(96,495,492)
Affiliated companies	(185,130)
Translation of assets and liabilities denominated in foreign currencies	191,463
Forward currency exchange contracts	(3,914,697)
Futures contracts	(2,143,659)
Option contracts written	2,455,973
Swap contracts	686,096
Swaption contracts written	(7,729,374)
Net change in unrealized appreciation/(depreciation) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,408,559)
Oppenheimer Master Loan Fund, LLC	(11,799,913)
Net change in unrealized appreciation/(depreciation)	(120,343,292)
Net Decrease in Net Assets Resulting from Operations	$(73,644,199)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

39        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017[1]
Operations
Net investment income	$77,241,242	$71,440,901
Net realized gain (loss)	(30,542,149)	6,249,553
Net change in unrealized appreciation/(depreciation)	(120,343,292)	22,696,681
Net increase (decrease) in net assets resulting from operations	(73,644,199)	100,387,135
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(18,866,160)	(9,178,475)
Service shares	(54,450,673)	(25,692,448)
Total dividends and distributions declared	(73,316,833)	(34,870,923)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(10,549,208)	(23,313,057)
Service shares	(84,976,296)	(56,507,178)
Total beneficial interest transactions	(95,525,504)	(79,820,235)
Net Assets
Total decrease	(242,486,536)	(14,304,023)
Beginning of period	1,671,026,068	1,685,330,091
End of period	$1,428,539,532	$1,671,026,068

1. Prior period amounts have been conformed to current year presentation. See Notes to Consolidated Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Consolidated Financial Statements.

40        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$5.13	$4.94	$4.88	$5.30	$5.38
Income (loss) from investment operations:
Net investment income[1]	0.25	0.22	0.20	0.23	0.26
Net realized and unrealized gain (loss)	(0.47)	0.09	0.11	(0.34)	(0.11)
Total from investment operations	(0.22)	0.31	0.31	(0.11)	0.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.12)	(0.25)	(0.31)	(0.23)
Net asset value, end of period	$4.66	$5.13	$4.94	$4.88	$5.30

Total Return, at Net Asset Value[2]	(4.40)%	6.27%	6.53%	(2.26)%	2.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$346,707	$393,337	$401,308	$429,710	$586,951
Average net assets (in thousands)	$385,157	$400,945	$416,054	$510,765	$707,673
Ratios to average net assets:[3,4]
Net investment income	5.07%	4.40%	4.00%	4.51%	4.73%
Expenses excluding specific expenses listed below	0.88%	0.82%	0.79%	0.76%	0.74%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.88%	0.82%	0.79%	0.76%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.76%	0.74%	0.73%	0.71%
Portfolio turnover rate[7]	68%	74%	80%	79%	93%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	0.90%
Year Ended December 31, 2017	0.83%
Year Ended December 31, 2016	0.80%
Year Ended December 31, 2015	0.77%
Year Ended December 31, 2014	0.75%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2018	$2,370,164,194	$2,399,236,376
Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996

See accompanying Notes to Consolidated Financial Statements.

41        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$5.27	$5.07	$5.00	$5.42	$5.50
Income (loss) from investment operations:
Net investment income[1]	0.24	0.22	0.19	0.23	0.25
Net realized and unrealized gain (loss)	(0.48)	0.08	0.12	(0.35)	(0.11)
Total from investment operations	(0.24)	0.30	0.31	(0.12)	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.10)	(0.24)	(0.30)	(0.22)
Net asset value, end of period	$4.80	$5.27	$5.07	$5.00	$5.42

Total Return, at Net Asset Value[2]	(4.54)%	6.04%	6.27%	(2.49)%	2.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,081,833	$1,277,689	$1,284,022	$1,375,143	$1,551,247
Average net assets (in thousands)	$1,196,988	$1,295,999	$1,332,343	$1,496,350	$1,646,615
Ratios to average net assets:[3,4]
Net investment income	4.82%	4.15%	3.75%	4.26%	4.48%
Expenses excluding specific expenses listed below	1.13%	1.07%	1.04%	1.01%	0.99%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.13%	1.07%	1.04%	1.01%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.01%	0.99%	0.98%	0.96%
Portfolio turnover rate[7]	68%	74%	80%	79%	93%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.15%
Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.05%
Year Ended December 31, 2015	1.02%
Year Ended December 31, 2014	1.00%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2018	$2,370,164,194	$2,399,236,376
Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996

See accompanying Notes to Consolidated Financial Statements.

42        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 88,909 shares with net assets of $7,163,082 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$4,072,081
Net assets	$7,163,082
Net income (loss)	$36,663
Net realized gain (loss)	$(306,519)
Net change in unrealized appreciation/depreciation	$(409,095)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with

43        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$51,756,881	$—	$174,013,686	$96,120,115

1. At period end, the Fund had $173,076,585 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund has $937,101 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund utilized $3,016,001 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

44        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Significant Accounting Policies (Continued)

Increase to Paid-in Capital	Increase to Accumulated Net Loss
$132	$132

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income	$73,316,833	$34,870,923

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,674,141,574
Federal tax cost of other investments	(181,945,254)

Total federal tax cost	$1,492,196,320

Gross unrealized appreciation	$59,297,790
Gross unrealized depreciation	(155,417,905)

Net unrealized depreciation	$(96,120,115)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Consolidated Statement of Assets and Liabilities and Consolidated Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Consolidated Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets

45        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

46        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$33,051,502	$—	$33,051,502
Mortgage-Backed Obligations	—	299,079,357	—	299,079,357
Foreign Government Obligations	—	288,046,695	—	288,046,695
Corporate Loans	—	5,758,325	—	5,758,325
Corporate Bonds and Notes	—	590,739,847	26,602	590,766,449
Preferred Stocks	18,300,698	—	—	18,300,698
Common Stocks	2,127,421	—	38,084	2,165,505
Rights, Warrants and Certificates	—	—	87,664	87,664
Structured Securities	—	7,163,861	74,171	7,238,032
Short-Term Notes	—	19,060,220	—	19,060,220
Investment Companies	130,682,591	174,767,262	—	305,449,853
Over-the-Counter Options Purchased	—	6,580,809	—	6,580,809
Over-the-Counter Interest Rate Swaptions Purchased	—	5,554,772	—	5,554,772
Total Investments, at Value	151,110,710	1,429,802,650	226,521	1,581,139,881

Other Financial Instruments:
Swaps, at value	—	484,080	—	484,080
Centrally cleared swaps, at value	—	6,083,709	—	6,083,709
Futures contracts	1,356,330	—	—	1,356,330
Forward currency exchange contracts	—	7,416,073	—	7,416,073

Total Assets	$152,467,040	$1,443,786,512	$226,521	$1,596,480,073

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,020,734)	$—	$(3,020,734)
Centrally cleared swaps, at value	—	(2,173,976)	—	(2,173,976)
Options written, at value	—	(11,315,501)	—	(11,315,501)
Futures contracts	(2,543,981)	—	—	(2,543,981)
Forward currency exchange contracts	—	(12,515,690)	—	(12,515,690)
Swaptions written, at value	—	(16,191,918)	—	(16,191,918)

Total Liabilities	$(2,543,981)	$(45,217,819)	$—	$ (47,761,800)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$51,559	$–	$–	$(51,559)
Common Stocks	–	(39,045)	39,045	–
Rights, Warrants and Certificates	–	(21,067)	21,067	–

Total Assets	$51,559	$(60,112)	$60,112	$(51,559)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic

47        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 13.4% of Master Loan and 8.4% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities

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4. Investments and Risks (Continued)

on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$205,787,303

Sold securities	30,128,739

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $572,549 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $93,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,966,073
Market Value	$796,716
Market Value as % of Net Assets	0.06%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, three shareholders each owned 20% or more of the Fund’s total outstanding shares.

A shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated

49        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

broker dealers, fund of funds, and directors or employees. The related party owned 22% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $272,409,303 and $459,354,497, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

50        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $104,691,785 and $210,627,356 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,515,484 and $1,061,162 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the

51        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $1,743,703 and $9,558,845 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $27,988,462 and $21,067,538 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $180,148,007 and $429,900,062 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of

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6. Use of Derivatives (Continued)

a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $12,950,002 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $2,935,559 and $5,998,881 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

53        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $477,762.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$2,226,718	$(2,226,718)	$–	$–	$–
Barclays Bank plc	2,789,149	(2,789,149)	–	–	–
BNP Paribas	9,634	(9,634)	–	–	–
Citibank NA	1,814,282	(1,814,282)	–	–	–
Deutsche Bank AG	111,596	(72,691)	–	(38,905)	–
Goldman Sachs Bank USA	4,540,438	(4,540,438)	–	–	–
Goldman Sachs International	849,207	(384,791)	–	–	464,416

54        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
HSBC Bank USA NA	$248,890	$(166,895)	$(81,995)	$–	$–
JPMorgan Chase Bank NA	6,087,701	(6,087,701)	–	–	–
Morgan Stanley Capital Services, Inc.	626,077	(626,077)	–	–	–
Standard Chartered Bank	732,042	(732,042)	–	–	–

	$20,035,734	$(19,450,418)	$(81,995)	$(38,905)	$464,416

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.
**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(8,979,792)	$2,226,718	$–	$5,650,000	$(1,103,074)
Barclays Bank plc	(4,235,206)	2,789,149	–	1,120,000	(326,057)
BNP Paribas	(27,427)	9,634	–	–	(17,793)
Citibank NA	(3,842,744)	1,814,282	–	1,910,000	(118,462)
Deutsche Bank AG	(72,691)	72,691	–	–	–
Goldman Sachs Bank USA	(6,659,069)	4,540,438	–	2,118,631	–
Goldman Sachs International	(384,791)	384,791	–	–	–
HSBC Bank USA, NA	(166,895)	166,895	–	–	–
JPMorgan Chase Bank NA	(10,755,600)	6,087,701	–	4,667,899	–
Morgan Stanley Capital Services, Inc.	(1,628,750)	626,077	–	870,000	(132,673)
Nomura Global Financial Products, Inc.	(3,139,829)	–	–	2,710,000	(429,829)
Standard Chartered Bank	(3,151,049)	732,042	–	2,184,000	(235,007)

	$(43,043,843)	$19,450,418	$–	$21,230,530	$(2,362,895)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.
**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$352,680	Swaps, at value	$2,733,207
Interest rate contracts	Swaps, at value	131,400	Swaps, at value	287,527
Credit contracts	Centrally cleared swaps, at value	1,101,843	Centrally cleared swaps, at value	138,281

55        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Centrally cleared swaps, at value	$4,981,866	Centrally cleared swaps, at value	$2,035,695
Interest contracts	Variation margin receivable	73,625*	Variation margin payable	172,244*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	7,416,073	Unrealized depreciation on forward currency exchange contracts	12,515,690
Currnecy contracts			Options written, at value	11,315,501
Credit contracts			Swaptions written, at value	154,214
Interest rate contracts			Swaptions written, at value	16,037,704
Currency contracts	Investments, at value	6,580,809**
Interest rate contracts	Investments, at value	5,554,772**

Total		$26,193,068		$45,390,063

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$(1,269,155)	$987,709	$—	$—	$—	$(1,544,707)	$(1,826,153)
Currency Contracts	(3,907,131)	—	(9,570,137)	—	—	—	(13,477,268)
Equity contracts	612,646	—	(635,679)	—	—	39,257	16,224
Forward currency exchange contracts	—	—	—	—	12,345,407	—	12,345,407
Interest rate contracts	(2,276,424)	5,042,098	107,721	(4,393,486)	—	1,626,646	106,555

Total	$(6,840,064)	$6,029,807	$(10,098,095)	$(4,393,486)	$12,345,407	$121,196	$(2,835,235)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$—	$79,956	$—	$—	$(1,454,956)	$(1,375,000)
Currency contracts	(1,683,402)	2,455,973	—	—	—	—	772,571
Equity contracts	412,524	—	—	—	—	—	412,524
Forward currency exchange contracts	—	—	—	—	(3,914,697)	—	(3,914,697)
Interest rate contracts	2,317,763	—	(7,809,330)	(2,143,659)	—	2,141,052	(5,494,174)

Total	$1,046,885	$2,455,973	$(7,729,374)	$(2,143,659)	$(3,914,697)	$686,096	$(9,598,776)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	8,490,294	$42,380,338	4,936,516	$24,907,153
Dividends and/or distributions reinvested	3,988,617	18,866,160	1,828,381	9,178,475
Redeemed	(14,761,302)	(71,795,706)	(11,338,330)	(57,398,685)

Net decrease	(2,282,391)	$(10,549,208)	(4,573,433)	$(23,313,057)

56        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

7. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Service Shares
Sold	9,208,135	$46,798,575	12,450,513	$64,464,791
Dividends and/or distributions reinvested	11,180,836	54,450,673	4,979,157	25,692,448
Redeemed	(37,228,166)	(186,225,544)	(28,206,027)	(146,664,417)

Net decrease	(16,839,195)	$(84,976,296)	(10,776,357)	$(56,507,178)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$965,760,387	$1,125,856,667
U.S. government and government agency obligations	—	1,586,013
To Be Announced (TBA) mortgage-related securities	2,370,164,194	2,399,236,376

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.62% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of

57        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $63,128. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,031,264 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

58        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund/VA, a separate series of Oppenheimer Variable Account Funds, and subsidiary (the “Fund”), including the consolidated statement of investments, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2018, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 19, 2019

59        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 3.50% to arrive at the amount eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

60        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Hemant Baijal, Krishna Memani, Ruta Ziverte and Chris Kelly, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multisector bond funds underlying variable insurance products. The Board considered that the Fund underperformed its category median during all periods. The Board considered that, as a result of the Board’s conversations with the Adviser, and in an effort to address performance, the Adviser added two portfolio managers to the Fund’s investment team in January 2017. The Board further noted that a portfolio manager of the Fund was replaced in January 2018. It also considered the Fund’s performance against its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which the Managers stated is a good comparison for Fund performance, and noted that the Fund outperformed its benchmark during the one-, three- and five-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multisector bond funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s total expenses were higher than its category median and its peer group median. The Board also considered that the Fund’s contractual management fee was lower than its category median and equal to its peer group median. The Board further considered the Fund’s current contractual fee waivers, specifically that (a) the Adviser has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investment in funds managed by the Adviser or its affiliates, which may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board and (b) the Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Fund’s subsidiary, which will continue to be in effect for so long as the Fund invests in the subsidiary and may not be terminated unless approved by the Board.

61        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

62        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

63        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

64        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal, Memani, Kelly Mss. Ziverte, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Hemant Baijal, Vice President (since 2015) Year of Birth: 1962	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since July 2011); Co-Head of the Global Debt Team (since January 2015); Vice President of the Sub-Adviser (July 2011-January 2016). Co- founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010); Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006).

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).

Chris Kelly, Vice President (since 2017) Year of Birth: 1967	Senior Vice President of the Sub-Adviser (since January 2016); Portfolio Manager of the Sub-Adviser (since March 2015); Co-Head of the Global Debt Team (since March 2015); Vice President of the Sub-Adviser (March 2015-January 2016). Deputy Head of Emerging Markets Fixed Income at BlackRock, Inc. (June 2012 - January 2015); Portfolio Manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner (February 2008 - April 2012).

Ruta Ziverte, Vice President (since 2017) Year of Birth: 1973	Vice President and Senior Portfolio Manager of the Sub-Adviser (July 2015). Prior to joining the Sub-Adviser, she was Senior Vice President and Portfolio Manager at GE Asset Management (June 2009 to June 2015).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

65        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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67        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®

The Right Way
to Invest

December 31, 2018

Oppenheimer

Global Multi-Alternatives Fund/VA

A Series of Oppenheimer Variable Account Funds

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

December 31, 2018 Annual ReportANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

PORTFOLIO MANAGERS: Ben Rockmuller, CFA and Alessio de Longis, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception Date	1-Year	5-Year	Since Inception
Non-Service Shares	11/14/13	-3.21%	0.66%	0.51%
Service Shares	11/14/13	-3.30	0.45	0.29
ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		1.87	0.63	0.61

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	3.7%
Microsoft Corp.	2.2
Energy Transfer LP	1.1
Chubb Ltd.	0.8
Imperva, Inc.	0.8
Esterline Technologies Corp.	0.8
Navigators Group, Inc. (The)	0.8
Integrated Device Technology, Inc.	0.8
Investment Technology Group, Inc.	0.8
Electro Scientific Industries, Inc.	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	49.5%
Event-Linked Bonds
Multiple Event	7.7
Earthquake	5.2
Windstorm	3.0
Other	0.8
Longevity	0.1
Pandemic	0.1
Fire	—*
Short-Term Notes	13.1
Foreign Government Obligations	6.2
Investment Companies
Highland/iBoxx Senior Loan Exchange Traded Fund	0.6
Oppenheimer Institutional Government Money Market Fund	2.1
SPDR Gold Trust Exchange Traded Fund	1.3
Corporate Loans	3.8
Asset-Backed Securities	2.8
Non-Convertible Corporate Bonds and Notes	2.0
Mortgage-Backed Obligations
Non-Agency	0.7
Preferred Stocks	0.6
Structured Securities	0.3
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Rights, Warrants and Certificates	—*
Over-the-Counter Options Purchased	—*
Exchange-Traded Options Purchased	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned -3.21% during the reporting period. On a relative basis, the Fund underperformed the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 1.87% during the same period.

FUND REVIEW

The Fund’s underperformance versus the Index stemmed largely from its exposure to income alternatives and select Alpha alternatives strategies.

In income alternatives, the largest detractor was our exposure to master-limited partnerships (MLPs). Despite a move higher in energy prices earlier in the period, MLPs struggled during the period and underperformed. We believe they are increasingly supported by crude and natural gas volume increases, stable energy markets, and cheap valuations. Furthermore, we believe the restructuring of the sector (incentive distribution rights elimination or simplification) should improve prospects for distributable cash flow. Our exposure to event-linked bonds and leveraged loans detracted from performance to a lesser degree. Also, the Fund’s risk management overlays detracted from performance. In particular, our relative value positioning between equity markets was a detractor.

In Alpha alternatives, our Currency Alpha, Fundamental Alternatives, and Direct Volatility strategies detracted from performance. Our Direct Volatility strategy systematically rides on the Volatility Risk Premium and continuously extracts value from the spread between implied variance and realized variance of S&P 500 index. In Currency Alpha, our recent overweight positions to safe-haven currencies like the Swiss Franc and underweight positions to emerging market currencies like the Brazilian Real detracted from performance. Also, our underweight to the U.S. Dollar worked against us as this currency appreciated against most developed and emerging currencies. We did have positive results in Alpha Alternatives within our Alternative Risk Premia strategies. In particular, our foreign currency gamma strategy and our merger arbitrage strategy were contributors for the year. Also, our long and short oil positions worked quite well throughout the year and added to performance as well as our Funding Markets relative value strategies.

STRATEGY & OUTLOOK

The Fund comprises a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. We classify alternatives into three categories: Alpha alternatives, such as Global Multi Strategies, Fundamental Alternatives Strategies, and the Currency Alpha Strategy, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g. MLPs, loans, and event-linked bonds) provide exposure to relatively stable income producing assets with less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives, like Global Real Estate and Commodities, could help guard against inflation over the long-term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates and inflationary shocks.

Global growth continues to slow, led by the deceleration of economic activity in Europe and most recently the U.S. However, we see early signs of stabilization in emerging markets (EM), which is tentatively confirmed by the recent market price action. Emerging market equities have outperformed developed markets during the global equity sell-off of the fourth quarter of 2018. Similarly, our global risk appetite framework suggests improving market sentiment for the first time since April. As a result, we have increased risk in our portfolio overlays after being underweight risk. In addition, we have tilt to emerging market equities versus developed markets. As always, we continue to closely monitor the developments in financial conditions as well as the political and policy landscape to assess risks to the macro outlook and financial markets. We are paying close attention to the policy backdrop and the inflation picture; both are potential headwinds to derail the advanced cycle.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The ICE Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18

1-Year    -3.21%         5-Year      0.66%            Since Inception (11/14/13)  0.51%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18

1-Year     -3.30%        5-Year     0.45%            Since Inception (11/14/13)  0.29%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2018	December 31, 2018	December 31, 2018
Non-Service shares	$1,000.00	$970.30	$7.38
Service shares	1,000.00	970.30	8.58

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,017.74	7.55
Service shares	1,000.00	1,016.53	8.78

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	1.48%
Service shares	1.72

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2018

	Shares	Value
Common Stocks—48.3%
Consumer Discretionary—5.7%
Entertainment—0.2%
Live Nation Entertainment, Inc.[1]	15,170	$747,123
Hotels, Restaurants & Leisure—0.3%
Choice Hotels International, Inc.	11,620	831,760
McDonald’s Corp.	2,020	358,691
		1,190,451
Household Durables—0.2%
DR Horton, Inc.	5,170	179,192
Lennar Corp., Cl. A	4,500	176,175
Mohawk Industries, Inc.[1]	2,580	301,757
		657,124
Interactive Media & Services—3.7%
Alphabet, Inc., Cl. A1,2	12,896	13,475,804
Media—0.8%
DISH Network Corp., Cl. A1	20,363	508,464
Media General, Inc.[1,3,4]	1,099	59
Tribune Media Co., Cl. A	56,249	2,552,580
		3,061,103
Specialty Retail—0.5%
Children’s Place, Inc. (The)	3,990	359,459
Lowe’s Cos., Inc.	10,930	1,009,495
Ross Stores, Inc.	3,910	325,312
		1,694,266
Consumer Staples—1.2%
Beverages—0.6%
Coca-Cola Co. (The) [2]	46,970	2,224,029
Tobacco—0.6%
Philip Morris International, Inc.[2]	29,730	1,984,775
Energy—8.3%
Energy Equipment & Services—0.3%
Halliburton Co.	7,405	196,825
Schlumberger Ltd.	8,265	298,201
USA Compression Partners LP5	34,586	448,926
		943,952
Oil, Gas & Consumable Fuels—8.0%
Antero Midstream GP LP	54,169	605,609
Buckeye Partners LP5	47,769	1,384,823
Chevron Corp.	4,400	478,676
Concho Resources, Inc.[1]	2,690	276,505
ConocoPhillips	8,262	515,136
DCP Midstream LP5	15,444	409,112
Energy Transfer LP5,2	309,580	4,089,552
Enterprise Products Partners LP5	97,904	2,407,459
EOG Resources, Inc.	2,962	258,316
EQM Midstream Partners LP5	29,336	1,268,782
Magellan Midstream Partners LP5	25,955	1,480,992
MPLX LP5	58,587	1,775,186
Occidental Petroleum Corp.	10,770	661,063
Phillips 66 Partners LP5	53	2,232
Pioneer Natural Resources Co.	2,100	276,192
Plains All American Pipeline LP5	10,056	201,522
Plains GP Holdings LP, Cl. A1	17,231	346,343
Sunoco LP5	6,737	183,179
Tallgrass Energy LP, Cl. A	91,205	2,219,930
Targa Resources Corp.	31,183	1,123,212
TC PipeLines LP5	48,396	1,554,480
TOTAL SA, Sponsored ADR	12,820	668,948
TransMontaigne Partners LP5	23,197	941,334
Valero Energy Corp.	7,331	549,605
Valero Energy Partners LP5	64,389	2,715,284
Western Gas Partners LP5	7,852	331,590
Williams Cos., Inc. (The)	103,509	2,282,373
		29,007,435

	Shares	Value
Financials—10.6%
Capital Markets—1.3%
Goldman Sachs Group, Inc. (The)	5,740	$958,867
Investment Technology Group, Inc.	90,189	2,727,315
Raymond James Financial, Inc.	5,760	428,602
State Street Corp.	8,170	515,282
		4,630,066
Commercial Banks—0.9%
BNP Paribas SA	10,100	454,886
M&T Bank Corp.	10,085	1,443,466
PNC Financial Services Group, Inc. (The)	3,640	425,553
Wells Fargo & Co.	20,590	948,787
		3,272,692
Diversified Financial Services—0.0%
NewStar Financial, Inc.[1,3]	409	—
Insurance—2.5%
Allstate Corp. (The)	6,300	520,569
Aspen Insurance Holdings Ltd.	64,683	2,716,039
Chubb Ltd.	22,815	2,947,242
Navigators Group, Inc. (The)	39,568	2,749,580
Travelers Cos., Inc. (The)	2,720	325,720
		9,259,150
Real Estate Investment Trusts (REITs)—4.5%
Agree Realty Corp.	7,760	458,771
Allied Properties Real Estate Investment Trust	10,380	336,977
AvalonBay Communities, Inc.	2,420	421,201
Blackstone Mortgage Trust, Inc., Cl. A	45,445	1,447,878
Boston Properties, Inc.	4,030	453,576
Chesapeake Lodging Trust	600	14,610
Cousins Properties, Inc.	28,910	228,389
Crown Castle International Corp.	920	99,940
Derwent London plc	1,780	64,605
Dexus	26,799	200,422
Digital Realty Trust, Inc.	7,170	763,963
Equinix, Inc.	470	165,703
Equity Residential	8,460	558,445
Extra Space Storage, Inc.	4,950	447,876
First Industrial Realty Trust, Inc.	8,740	252,236
Fortune Real Estate Investment Trust	104,000	119,273
Gaming & Leisure Properties, Inc.	4,800	155,088
Gecina SA	1,580	203,965
GLP J-REIT	296	302,357
Goodman Group	45,300	339,069
Green REIT plc	93,771	144,806
Hammerson plc	12,870	53,896
Hoshino Resorts REIT, Inc.	35	165,833
Host Hotels & Resorts, Inc.	10,970	182,870
ICADE	2,040	155,081
InfraREIT, Inc.	6,730	141,465
Inmobiliaria Colonial Socimi SA	22,787	211,803
Invesco Office J-Reit, Inc.	1,622	226,562
Invincible Investment Corp.	240	99,068
Keppel REIT	388,300	324,928
Kilroy Realty Corp.	8,500	534,480
Land Securities Group plc	18,581	190,476
Link REIT	38,000	382,683
LondonMetric Property plc	40,080	88,776
Mapletree Logistics Trust	210,700	194,547
Medical Properties Trust, Inc.	13,510	217,241
National Retail Properties, Inc.	7,280	353,153
New Residential Investment Corp.	8,850	125,759
Park Hotels & Resorts, Inc.	7,790	202,384
Physicians Realty Trust	10,070	161,422
Prologis, Inc.	9,510	558,427
Regency Centers Corp.	8,292	486,575
Scentre Group	106,999	293,896

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Segro plc	19,380	$145,369
Simon Property Group, Inc.	3,080	517,409
Starwood Property Trust, Inc.	30,590	602,929
STORE Capital Corp.	10,200	288,762
Sun Communities, Inc.	2,480	252,241
UDR, Inc.	15,390	609,752
Unibail-Rodamco-Westfield	2,193	338,750
Unite Group plc (The)	23,400	240,072
VICI Properties, Inc.	10,240	192,307
Weingarten Realty Investors	4,390	108,916
Welltower, Inc.	6,030	418,542
		16,245,524
Real Estate Management & Development—1.3%
Castellum AB	14,788	272,211
China Overseas Land & Investment Ltd.	98,000	337,291
China Resources Land Ltd.	82,000	313,081
City Developments Ltd.	22,700	134,711
CK Asset Holdings Ltd.	74,500	541,746
Deutsche Wohnen SE	2,543	116,563
Fabege AB	11,610	154,562
Hulic Co. Ltd.	16,900	151,230
KWG Group Holdings Ltd.	195,500	171,200
Mitsubishi Estate Co. Ltd.	15,100	236,631
Mitsui Fudosan Co. Ltd.	19,400	429,853
Shimao Property Holdings Ltd.	92,500	244,683
Shurgard Self Storage S.A.[1]	2,544	70,640
SM Prime Holdings, Inc.	126,000	85,770
StorageVault Canada, Inc.	70,058	121,621
Sumitomo Realty & Development Co. Ltd.	5,400	197,228
Swire Properties Ltd.	43,600	152,356
Vonovia SE	18,351	832,877
Wharf Real Estate Investment Co. Ltd.	38,000	225,882
		4,790,136
Thrifts & Mortgage Finance—0.1%
WSFS Financial Corp.	6,980	264,612
Health Care—4.5%
Biotechnology—0.7%
TESARO, Inc.[1]	35,057	2,602,982
Health Care Equipment & Supplies—0.5%
Abbott Laboratories	8,800	636,504
Medtronic plc	13,492	1,227,232
		1,863,736
Health Care Providers & Services—1.4%
AMN Healthcare Services, Inc.[1]	5,950	337,127
Cigna Corp.	5,984	1,136,481
Civitas Solutions, Inc.[1]	33,026	578,285
HCA Healthcare, Inc.	2,675	332,904
Premier, Inc., Cl. A1	16,410	612,914
Quest Diagnostics, Inc.	5,520	459,650
UnitedHealth Group, Inc.[2]	6,985	1,740,103
		5,197,464
Life Sciences Tools & Services—0.7%
Pacific Biosciences of California, Inc.[1]	342,696	2,535,951
Pharmaceuticals—1.2%
Allergan plc[2]	3,210	429,049
Ambit Biosciences Corp.[1,3]	10,347	—
Merck & Co., Inc.	17,375	1,327,624
Mylan NV1	20,450	560,330
Novartis AG, Sponsored ADR	11,973	1,027,403
Roche Holding AG	3,699	914,667
Teva Pharmaceutical Industries Ltd.[1]	10	—
		4,259,073

	Shares	Value
Industrials—4.7%
Aerospace & Defense—2.2%
Esterline Technologies Corp.[1]	22,688	$2,755,458
L3 Technologies, Inc.	3,480	604,337
Lockheed Martin Corp.	5,365	1,404,772
Northrop Grumman Corp.	4,640	1,136,336
Raytheon Co.	6,410	982,973
Sparton Corp.[1]	51,323	933,565
		7,817,441
Air Freight & Couriers—0.1%
FedEx Corp.	2,260	364,606
Airlines—0.0%
CHC Group LLC[1,4]	697	—
Commercial Services & Supplies—0.3%
Republic Services, Inc., Cl. A	15,680	1,130,371
Construction & Engineering—0.1%
Granite Construction, Inc.	6,490	261,417
Electrical Equipment—0.7%
Emerson Electric Co.	40,000	2,390,000
Industrial Conglomerates—0.3%
Honeywell International, Inc.[2]	8,290	1,095,275
Machinery—0.3%
Stanley Black & Decker, Inc.	9,320	1,115,977
Professional Services—0.7%
Dun & Bradstreet Corp. (The)	19,097	2,725,905
Information Technology—10.1%
Communications Equipment—1.2%
ARRIS International plc[1]	86,626	2,648,157
Cisco Systems, Inc.	42,450	1,839,358
		4,487,515
Electronic Equipment, Instruments, & Components—0.8%
Electro Scientific Industries, Inc.[1]	90,679	2,716,743
IT Services—0.8%
ConvergeOne Holdings, Inc.	31,372	388,386
Travelport Worldwide Ltd.	164,944	2,576,425
		2,964,811
Semiconductors & Semiconductor Equipment—1.8%
Hanergy Thin Film Power Group Ltd.[1,4]	161,121	—
Integrated Device Technology, Inc.[1]	56,689	2,745,448
QUALCOMM, Inc.[2]	13,769	783,594
Taiwan Semiconductor Manufacturing
Co. Ltd., Sponsored ADR	23,583	870,448
Xilinx, Inc.	24,245	2,064,947
		6,464,437
Software—5.1%
Apptio, Inc., Cl. A1	72,038	2,734,563
Imperva, Inc.[1]	49,863	2,776,870
Microsoft Corp.[2]	80,000	8,125,600
MINDBODY, Inc., Cl. A1	66,254	2,411,646
Red Hat, Inc.[1]	14,352	2,520,785
		18,569,464
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc.	8,600	1,356,564
Materials—1.1%
Chemicals—0.5%
Celanese Corp., Cl. A2	11,190	1,006,765
Westlake Chemical Partners LP5	31,010	748,271
		1,755,036
Containers & Packaging—0.5%
Packaging Corp. of America	6,620	552,505
Sonoco Products Co.[2]	25,310	1,344,720
		1,897,225

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Metals & Mining—0.1%
Steel Dynamics, Inc.	7,670	$230,407
Telecommunication Services—0.6%
Diversified Telecommunication Services—0.6%
BCE, Inc.	30,545	1,207,444
Verizon Communications, Inc.	17,190	966,422
		2,173,866
Utilities—1.5%
Electric Utilities—0.6%
American Electric Power Co., Inc.	18,160	1,357,278
Duke Energy Corp.	740	63,862
Edison International	8,195	465,230
Exelon Corp.	1,420	64,042
Xcel Energy, Inc.	1,250	61,588
		2,012,000
Independent Power and Renewable Electricity Producers—0.6%
NRG Energy, Inc.	58,000	2,296,800
Multi-Utilities—0.3%
CMS Energy Corp.	17,050	846,532
Consolidated Edison, Inc.	810	61,933
Dominion Energy, Inc.	880	62,885
Public Service Enterprise Group, Inc.	1,200	62,460
		1,033,810
Total Common Stocks (Cost $168,987,197)		174,767,118
Preferred Stocks—0.6%
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][6]	48,625	1,285,159
Kinesis 2017 Sidecar, Preferred[1,4]	32,412	105,921
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	340	344,246
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	475	479,406
Total Preferred Stocks (Cost $2,444,298)		2,214,732

	Units
Rights, Warrants and Certificates—0.0%
Kaisa Group Holdings Ltd. Rts., Strike Price $1, Exp. 12/31/49, 0.00%[1] (Cost $0)	231	—

	Principal Amount
Asset-Backed Securities—2.8%
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 3.806% [US0001M+130], 3/25/37[6,7]	$1,600,000	1,601,928
GSAMP Trust, Series 2005-HE4, Cl. M3, 3.286% [US0001M+78], 7/25/45[6]	1,400,000	1,391,684
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 2.886% [US0001M+38], 12/25/35[6]	1,780,000	1,768,282
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 3.226% [US0001M+72], 3/25/35[6]	397,953	383,970
Raspro Trust, Series 2005-1A, Cl. G, 3.192% [LIBOR03M+40], 3/23/24[6,7]	591,639	596,587
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 2.956% [US0001M+45], 10/25/35[6]	4,250,000	4,220,923
Total Asset-Backed Securities (Cost $8,921,227)		9,963,374
Mortgage-Backed Obligation—0.6%
RAMP Trust, Series 2005-RS6, Cl. M4, 3.481% [US0001M+97.5], 6/25/35[6] (Cost $2,098,602)	2,300,000	2,300,788

	Principal Amount	Value
Foreign Government Obligation—6.1%
Federative Republic of Brazil, 5.825%, 4/1/19[11] (Cost $22,105,168) BRL	86,800,000	$22,063,134
Non-Convertible Corporate Bonds and Notes—1.9%
Amphenol Corp., 2.55% Sr. Unsec. Nts., 1/30/19	500,000	499,681
Bank of America Corp., 6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[6,8]	1,290,000	1,276,133
Daimler Finance North America LLC, 3.132% [US0003M+55] Sr. Unsec. Nts., 5/4/21[6,7]	500,000	495,713
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[6,8]	8,000	5,460
Goldman Sachs Group, Inc. (The): 5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[6,8]	999,000	966,552
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L6,8	580,000	566,283
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[7]	1,284,000	1,325,602
Nutrien Ltd., 6.75%, 1/15/19	300,000	300,338
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	600,000	591,750
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3,4,9]	300,000	—
SandRidge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[3,4,9]	500,000	—
United States Cellular Corp., 6.70% Sr. Unsec. Nts., 12/15/33	590,000	576,200
Wells Fargo Bank NA, 2.987% [US0003M+51] Sr. Unsec. Nts., 10/22/21[6]	425,000	420,135
Total Non-Convertible Corporate Bonds and Notes (Cost $7,289,606)		7,023,847
Corporate Loans—3.7%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.136% [LIBOR4+175], 6/1/24[6]	3,217,172	3,041,563
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.553% [LIBOR4+175], 10/6/23[6]	3,165,000	3,087,457
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.031% [LIBOR12+175], 10/25/23[6]	2,892,137	2,799,169
Live Nation Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.313% [LIBOR4+175], 10/31/23[6]	797,970	781,675
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.568% [LIBOR12+325], 10/25/20[6]	755,179	640,724
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.595% [LIBOR12+225], 12/14/23[6]	3,300,326	3,182,076
Total Corporate Loans (Cost $14,136,584)		13,532,664
Event-Linked Bonds—16.4%
Earthquake—5.0%
Acorn Re Ltd. Catastrophe Linked Nts., 4.986% [US0003M+275], 11/10/21[6,7]	500,000	494,875
Azzurro RE I DAC Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19[6,10] EUR	800,000	916,531

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Earthquake (Continued)
Buffalo Re Ltd. Catastrophe Linked Nts.:
6.051% [US0006M+348], 4/7/20[6,7]	$500,000	$500,675
9.731% [US0006M+716], 4/7/20[6,7]	250,000	249,262
Golden State Re II Ltd. Catastrophe Linked Nts., 4.637% [T-BILL 3MO+220], 1/8/19[6,7]	1,250,000	1,254,687
Golden State RE II Ltd. Catastrophe Linked Nts., 4.982% [US0003M+220], 1/8/23[6,7]	500,000	497,775
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
4.916% [US0003M+250], 2/14/20-2/15/21[6,7]	1,500,000	1,495,525
5.416% [US0003M+300], 2/15/21[6,7]	1,250,000	1,242,563
8.416% [US0003M+600], 2/15/21[6,7]	900,000	895,815
10.666% [US0003M+825], 2/14/20[6,7]	500,000	496,313
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 6.195% [T-BILL 3MO+375], 11/25/19[6,7]	750,000	739,387
Kizuna Re II Ltd. Catastrophe Linked Nts.:
4.32% [T-BILL 3MO+187.5], 4/11/23[6,7]	750,000	730,762
4.945% [T-BILL 3MO+250], 4/11/23[6,7]	250,000	244,212
Merna Re Ltd. Catastrophe Linked Nts.:
4.445% [T-BILL 3MO+200], 4/8/20-4/8/21[6,7]	1,250,000	1,248,737
Nakama Re Ltd. Catastrophe Linked Nts.:
3.25% [US0006M+325], 10/13/21[6,7]	750,000	740,813
4.236% [US0003M+200], 4/13/23[6,7]	500,000	493,375
4.429% [US0006M+220], 10/13/21[6,7]	650,000	640,868
4.567% [T-BILL 3MO+212.5], 1/16/19[6,7]	750,000	752,062
5.236% [US0003M+300], 4/13/23[6,7]	500,000	491,925
5.317% [T-BILL 3MO+287.5], 1/16/20-1/14/21[6,7]	1,000,000	993,975
5.692% [T-BILL 3MO+325], 1/14/21[6,7]	250,000	247,738
Torrey Pines Re Ltd. Catastrophe Linked Nts.:
5.472% [US0006M+303], 6/9/20[6,7]	375,000	369,769
6.289% [US0006M+380], 6/9/20[6,7]	250,000	248,313
9.039% [US0006M+655], 6/9/20[6,7]	500,000	503,675
Ursa Re Ltd. Catastrophe Linked Nts.:
4.00% [ZERO+400], 12/10/19[6,7]	500,000	490,875
5.25% [T-BILL 3MO+525], 12/10/20[6,7]	500,000	495,225
6.452% [T-BILL 3MO+400], 12/10/20[6,7]	250,000	246,488
8.452% [T-BILL 3MO+600], 5/27/20[6,7]	500,000	494,375
		18,216,595
Fire—0.0%
Cal Phoenix Re Ltd. Catastrophe Linked Nts., 9.918% [US0003M+750], 8/13/21[6,7]	850,000	85,000
Longevity—0.1%
Vita Capital VI Ltd. Catastrophe Linked Nts., 5.24% [US0006M+290], 1/8/21[6,7]	250,000	252,362
Multiple Event—7.5%
Alamo Re Ltd. Catastrophe Linked Nts., 5.692% [T-BILL 1MO+325], 6/7/21[6,7]	250,000	247,787
Armor Re II Ltd. Catastrophe Linked Nts., 5.945% [T-BILL 3MO+350], 6/8/20[6,7]	750,000	744,487
Atlas Capital UK 2018 plc Catastrophe Linked Nts., 8.578% [US0003M+600], 6/7/22[6,7]	250,000	249,987
Atlas IX Capital DAC Catastrophe Linked Nts., 10.677% [US0003M+788], 1/7/19[6,7]	500,000	370,000
Blue Halo Re Ltd. Catastrophe Linked Nts.:
10.695% [T-BILL 3MO+825], 7/26/19[6,7]	250,000	251,187

		Principal Amount	Value
Multiple Event (Continued)
Blue Halo Re Ltd. Catastrophe Linked Nts.: (Continued)
16.445% [T-BILL 3MO+1,400], 6/21/19[6,7]		$500,000	$488,750
Bonanza Re Ltd. Catastrophe Linked Nts.:
6.141% [US0006M+398], 12/31/19[6,7]		250,000	245,387
7.391% [US0006M+523], 12/31/19[6,7]		250,000	244,962
Bowline Re Ltd. Series 2018-1 Catastrophe Linked Nts., 6.945% [T-BILL 3MO+450], 5/23/22[6,7]		750,000	729,937
Caelus Re IV Ltd. Catastrophe Linked Nts., 7.972% [T-BILL 3MO+553], 3/6/20[6,7]		500,000	485,000
Caelus Re V Ltd. Catastrophe Linked Nts.:
2.942% [T-BILL 1MO+50], 6/5/20[6,7]		1,000,000	122,550
5.652% [T-BILL 3MO+321], 6/5/20[6,7]		750,000	657,975
5.942% [T-BILL 3MO+350], 6/7/21[6,7]		250,000	235,937
9.942% [T-BILL 3MO+750], 6/7/21[6,7]		250,000	191,250
12.942% [T-BILL 3MO+1,050], 6/7/21[6,7]		250,000	88,437
Citrus Re Ltd. Catastrophe Linked Nts., 7.371% [US0006M+523], 3/18/20[6,7]		127,052	125,146
Cranberry Re Ltd. Catastrophe Linked Nts., 4.481% [US0006M+200], 7/13/20[6,7]		750,000	741,412
East Lane Re VI Ltd. Catastrophe Linked Nts., 5.842% [T-BILL 3MO+339], 3/13/20[6,7]		500,000	500,575
Eclipse Re Ltd. Catastrophe Linked Nts., 0.00%, 7/1/19[7]		250,000	245,102
FloodSmart Re Ltd. Catastrophe Linked Nts.:
13.728% [T-BILL 3MO+1,125], 8/6/21[6,7]		250,000	248,362
15.978% [T-BILL 3MO+1,350], 8/6/21[6,7]		250,000	248,612
Fortius Re II Ltd. Catastrophe Linked Nts., 4.803% [US0006M+375], 7/7/21[6,7]		750,000	749,138
Galilei Re Ltd. Catastrophe Linked Nts.:
6.84% [US0006M+466], 1/8/20[6,7]		500,000	500,175
6.86% [US0006M+466], 1/8/21[6,7]		500,000	491,875
10.61% [US0006M+841], 1/8/21[6,7]		250,000	245,862
16.06% [US0006M+1,388], 1/8/20[6,7]		250,000	249,137
16.08% [US0006M+1,388], 1/8/21[6,7]		500,000	495,075
Galileo Re Ltd. Catastrophe Linked Nts.:
15.947% [T-BILL 3MO+1,351], 1/8/19[6,7]		500,000	501,875
19.912% [US0003M+1,750], 11/6/20[6,7]		250,000	251,512
Kendall Re Ltd. Catastrophe Linked
Nts., 7.682% [US0003M+525], 5/6/21[6,7]		750,000	741,188
Kilimanjaro II Re Ltd. Catastrophe Linked Nts.:
9.713% [US0006M+714], 4/20/21[6,7]		250,000	248,563
12.063% [US0006M+949], 4/20/21[6,7]		750,000	745,613
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
6.858% [US0003M+465], 5/6/22[6,7]		500,000	485,075
6.878% [US0003M+465], 5/5/23[6,7]		500,000	483,025
9.195% [T-BILL 3MO+675], 12/6/19[6,7]		250,000	250,163
11.695% [T-BILL 3MO+925], 12/6/19[6,7]		250,000	249,388
14.708% [US0003M+1,250], 5/6/22[6,7]		500,000	487,525
14.728% [US0003M+1,250], 5/5/23[6,7]		500,000	481,225
Lion II Re DAC Catastrophe Linked Nts., 3.17% [EUR003M+317], 7/15/21[6,7]	EUR	750,000	856,885
Loma Reinsurance Bermuda Ltd. Catastrophe Linked Nts., 0.50% [T-BILL 3MO+50], 1/8/19[6,7]		500,000	227,500

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

		Principal Amount	Value
Multiple Event (Continued)
MetroCat Re Ltd. Catastrophe Linked Nts., 6.145% [T-BILL 3MO+370], 5/8/20[6,7]		$500,000	$498,075
Northshore Re II Ltd. Catastrophe Linked Nts., 10.363% [US0003M+770], 7/8/22[6,7]		500,000	498,625
Panthera Re Ltd. Catastrophe Linked Nts., 5.945% [T-BILL 3MO+350], 3/9/20[6,7]		250,000	252,025
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 2.952% [T-BILL 3MO+50], 3/6/19[6,7]		125,000	121,875
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 2.952% [T-BILL 3MO+50], 3/6/19[6,7]		750,000	75
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts., 13.422% [T-BILL 3MO+1097], 6/6/19[6,7]		500,000	30,000
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
5.702% [T-BILL 3MO+325], 6/6/20[6,7]		1,000,000	990,250
6.272% [T-BILL 3MO+382], 12/6/20[6,7]		250,000	249,763
13.972% [T-BILL 3MO+1,152], 6/6/20[6,7]		750,000	41,250
Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts.:
5.502% [T-BILL 3MO+305], 6/6/21[6,7]		375,000	367,856
18.364%, 3/6/19[7,11]		250,000	231,875
Residential Reinsurance 2018 Ltd. Catastrophe Linked Nts.:
5.702% [T-BILL 3MO+325], 6/6/22[6,7]		500,000	489,375
12.376%, 6/6/19[7,11]		500,000	90,000
13.952% [T-BILL 3MO+1,150], 12/6/22[6,7]		500,000	495,175
22.565%, 12/6/19[7,11]		750,000	600,675
Resilience Re Ltd. Catastrophe Linked Nts.:
7.50%, 2/8/19[11]		250,000	249,025
10.63%, 4/8/19[7,11]		250,000	248,488
Riverfront Re Ltd. Catastrophe Linked Nts.:
7.172% [T-BILL 3MO+472], 1/15/21[6,7]		750,000	748,238
9.202% [T-BILL 3MO+675], 1/15/21[6,7]		500,000	498,125
Sanders Re Ltd. Catastrophe Linked Nts.:
5.624% [US0006M+311], 6/5/20[6,7]		750,000	743,138
5.644% [US0006M+307], 12/6/21[6,7]		750,000	741,263
7.952% [T-BILL 3MO+550], 4/7/22[6,7]		750,000	740,738
SD Re Ltd. Catastrophe Linked Nts., 6.276% [US0003M+400], 10/19/21[6,7]		850,000	833,808
Spectrum Capital Ltd. Catastrophe Linked Nts.:
6.085% [US0006M+350], 6/8/21[6,7]		250,000	249,088
8.335% [US0006M+575], 6/8/21[6,7]		250,000	246,963
Tailwind Re Ltd. 2017-1 Catastrophe
Linked Nts., 13.452% [T-BILL 3MO+1100], 1/8/22[6,7]		250,000	250,688
Tramline Re II Ltd. Catastrophe Linked Nts., 10.702% [T-BILL 3MO+825], 1/4/19[6,7]		400,000	401,300
			27,111,397
Other—0.8%
Benu Capital DAC Catastrophe Linked Nts.:
2.55% [EUR003M+255], 1/8/20[6,7]	EUR	250,000	289,066
3.35% [EUR003M+335], 1/8/20[6,7]	EUR	500,000	579,334
Horse Capital I DAC Catastrophe Linked Nts., 12.00% [EUR003M+1200], 6/15/20[6,7]	EUR	750,000	872,417
Vitality Re V Ltd. Catastrophe Linked Nts., 4.952% [T-BILL 3MO+250], 1/7/19[6,7]		250,000	250,937
Vitality Re VII Ltd. Catastrophe Linked Nts., 5.102% [T-BILL 3MO+265], 1/7/20[6,7]		250,000	252,613

		Principal Amount	Value
Other (Continued)
Vitality Re VIII Ltd. Catastrophe Linked Nts., 4.452% [T-BILL 3MO+200], 1/8/21[6,7]		$500,000	$503,575
			2,747,942
Pandemic—0.1%
International Bank for Reconstruction & Development Catastrophe Linked Nts., 7.957% [US0006M-40+690], 7/15/20		250,000	251,637
Windstorm—2.9%
Akibare Re Ltd. Catastrophe Linked Nts.:
4.286% [US0003M+190], 4/7/22[6,7]		250,000	244,587
4.296% [US0003M+190], 4/7/22[6,7]		500,000	490,625
4.781% [US0006M+234], 4/7/20[6,7]		500,000	495,100
Alamo Re Ltd. Catastrophe Linked Nts.,
7.292% [T-BILL 3MO+485], 6/8/20[6,7]		250,000	249,587
Aozora Re Ltd. Catastrophe Linked Nts.:
4.323% [US0006M+200], 4/7/21[6,7]		750,000	743,287
4.681% [US0006M+224], 4/7/20[6,7]		500,000	497,675
Casablanca Re Ltd. Catastrophe Linked Nts.:
5.25% [US0006M+525], 6/4/20[7]		250,000	253,375
17.258% [US0006M+1,600], 6/4/20[4,7]		250,000	122,500
Citrus Re Ltd. Catastrophe Linked Nts., 10.292% [T-BILL 3MO+785], 2/25/19[6,7]		363,396	307,069
Everglades Re II Ltd. Catastrophe Linked Nts., 7.372% [T-BILL 3MO+492], 5/8/20[6,7]		250,000	248,812
First Coast Re 2017-1 Ltd. Catastrophe Linked Nts., 6.528% [T-BILL 3MO+405], 6/7/21[6,7]		250,000	246,162
Frontline Re Ltd. Catastrophe Linked Nts., 9.478% [T-BILL 3MO+700], 7/6/22[6,7]		250,000	241,937
Hexagon Reinsurance DAC Catastrophe Linked Nts.:
6.50% [EUR003M+650], 1/19/22[6,7]	EUR	250,000	285,922
8.00% [EUR003M+800], 1/19/22[6,7]	EUR	250,000	285,063
Integrity Re Ltd. Catastrophe Linked Nts., 5.884% [US0003M+375], 6/10/22[6,7]		750,000	736,238
International Bank for Reconstruction & Development Catastrophe Linked Nts.:
8.034% [US0006M+590], 12/20/19[6,7]		775,000	778,759
11.434% [US0006M+930], 12/20/19[6,7]		250,000	250,200
Long Point Re III Ltd. Catastrophe Linked Nts., 5.195% [T-BILL 3MO+275], 6/1/22[6,7]		1,100,000	1,096,535
Manatee Re II Ltd. Catastrophe Linked Nts.:
6.695% [T-BILL 3MO+425], 6/7/21[6,7]		750,000	741,713
10.195% [T-BILL 3MO+775], 6/7/21[6]		550,000	549,258
Manatee Re Ltd. Catastrophe Linked Nts., 1.899% [T-BILL 3MO+50], 3/10/19[4,7]		500,000	12,550
Pelican IV Re Ltd. Catastrophe Linked Nts., 4.716% [US0003M+225], 5/7/21[6,7]		750,000	742,013
Queen Street XI Re DAC Catastrophe
Linked Nts., 8.602% [T-BILL 3MO+615], 6/7/19[6,7]		250,000	250,488
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 7.966% [US0006M+525], 4/8/20[6,7]		750,000	747,938
			10,617,393
Total Event-Linked Bonds (Cost $65,042,156)			59,282,326

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Structured Securities—0.3%
Toronto-Dominion Bank (The), Enterprise Products Partners LP Equity Linked Nts.:
Sr. Unsec. Nts., 6/6/19-11/20/19		$ 1,254,000	$1,133,996
Total Structured Securities (Cost $1,255,603)			1,133,996
Short-Term Notes—12.7%
Canada—0.1%
Bell Canada, Inc., 2.704%, 2/4/19[12,13]	USD	500,000	498,633
Italy—0.1%
ENI Finance USA, Inc., 2.675%, 1/8/19[12,13]	USD	500,000	499,696
Japan—4.1%
Japan Treasury Discount Bills, 0.00%, 2/12/19[11]	JPY	1,630,000,000	14,874,187
Mexico—3.8%
United Mexican States Treasury Bills, 8.26%, 2/14/19[11,13]	MXN	272,000,000	13,699,690
United States—4.6%
Air Liquide US LLC, 2.684%, 2/15/19[7,12,13]	USD	500,000	498,386
AT&T, Inc.:
2.902%, 5/28/19[7,12,13]	USD	250,000	246,760
3.093%, 5/30/19[7,12,13]	USD	300,000	296,056
Eastman Chemical Co., 2.756%, 1/3/19[12,13]	USD	500,000	499,890
General Electric Co., 2.814%, 1/11/19[13]	USD	500,000	499,539
Glencore Funding LLC, 2.779%, 1/7/19[12,13]	USD	500,000	499,734
United States Treasury Bills, 2.212%, 1/31/19[11,14,15]	USD	13,500,000	13,474,758
Walgreens Boots Alliance, Inc., 2.759%, 1/29/19[13]	USD	500,000	498,837
			16,513,960
Total Short-Term Notes (Cost $44,974,088)			46,086,166

		Shares
Investment Companies—4.0%
Highland/iBoxx Senior Loan Exchange Traded Fund		125,133	2,149,785
Oppenheimer Institutional Government
Money Market Fund, Cl. E, 2.35%[16,17,18]		7,565,931	7,565,931
SPDR Gold Trust Exchange Traded Fund[1,18]		37,684	4,569,185
Total Investment Companies (Cost $14,289,986)			14,284,901

			Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)		Value
Exchange-Traded Options Purchased—0.0%
S&P 500 Index Call[1]		USD	2,795.000	1/18/19	USD	8		USD 2,005	$ 320
S&P 500 Index Call[1]		USD	2,840.000	2/15/19	USD	14		USD 3,510	2,170
Total Exchange-Traded Options Purchased (Cost $93,124)									2,490
	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Over-the-Counter Option Purchased—0.0%
CNH Currency Put (Cost $45,591)[1]	GSCO-OT	CNH	6.869	8/27/19	CNH	12,000,000	CNH	397,000	33,648
	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing			Six-Month JPY BBA
1/28/31 Put[1]	GSCOI	Receive	LIBOR	0.523%	1/26/21	JPY		196,000	10,613
Interest Rate Swap maturing			Six-Month JPY BBA
4/30/31 Put[1]	GSCOI	Receive	LIBOR	0.485	4/27/21	JPY		525,000	38,569
Interest Rate Swap maturing			Three-Month USD
9/29/31 Put[1]	MSCO	Receive	BBA LIBOR	3.178	9/27/21	USD		650	17,989

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing			Three-Month USD
9/29/31 Put[1]	MSCO	Receive	BBA LIBOR	3.253%	10/21/21	USD	10,500	$ 271,783
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $546,492)								338,954
Total Investments, at Value (Cost $352,229,722)							97.5%	353,028,138
Net Other Assets (Liabilities)							2.5	9,088,182

Net Assets							100.0%	$ 362,116,320

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $7,555,155. See Note 10 of accompanying Consolidated Notes.

3. Security received as the result of issuer reorganization.

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

5. Security is a Master Limited Partnership.

6. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $62,376,907 or 17.23% of the Fund’s net assets at period end.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. Restricted security. The aggregate value of restricted securities at period end was $916,531, which represents 0.25% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Azzurro RE I DAC Catastrophe Linked Nts., 2.15% [EUR003M+215], 1/16/19	6/12/15-10/5/18	$907,586	$916,531	$8,945

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $3,039,155 or 0.84% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

13. Current yield as of period end.

14. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,710,795. See Note 6 of the accompanying Consolidated Notes.

15. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $3,397,635. See Note 6 of the accompanying Consolidated Notes.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	17,082,111	467,519,266	477,035,446	7,565,931

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$7,565,931	$989,934	$—	$—

17. Rate shown is the 7-day yield at period end.

18. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$227,956,148	64.6%
Bermuda	29,509,324	8.4
Brazil	22,063,134	6.2
Japan	21,061,793	6.0
Mexico	14,728,649	4.2
Supranational	7,245,890	2.1
Cayman Islands	6,551,216	1.9
Ireland	6,449,081	1.8
Canada	2,813,752	0.8
France	2,690,029	0.8
Switzerland	1,942,071	0.5
Hong Kong	1,666,623	0.5
Germany	1,445,152	0.4
Russia	1,325,602	0.4
United Kingdom	1,071,750	0.3
Taiwan	870,449	0.2

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Australia	$833,387	0.2%
China	821,572	0.2
Singapore	654,186	0.2
Italy	499,697	0.1
Sweden	426,772	0.1
Spain	211,803	0.1
Philippines	85,770	0.0
Luxembourg	70,640	0.0
China Offshore	33,648	0.0
Finland	—	–
Netherlands	—	–
Israel	—	–
Denmark	—	–
Total	$353,028,138	100.0%

	Shares Sold Short	Value
Securities Sold Short—(10.6)%
Common Stock Securities Sold Short—(10.6)%
AbbVie, Inc.	(8,132)	$(749,689)
Air Lease Corp., Cl. A	(14,015)	(423,393)
Aircastle Ltd.	(34,250)	(590,470)
Ally Financial, Inc.	(59,460)	(1,347,364)
Apache Corp.	(27,130)	(712,162)
AvalonBay Communities, Inc.	(1,690)	(294,144)
Boeing Co. (The)	(2,942)	(948,795)
Camden Property Trust	(17,580)	(1,547,919)
Caterpillar, Inc.	(5,610)	(712,863)
Church & Dwight Co., Inc.	(23,660)	(1,555,882)
Cie Financiere Richemont SA	(10,579)	(679,885)
CNH Industrial NV	(38,850)	(357,808)
Colgate-Palmolive Co.	(17,590)	(1,046,957)
Corning, Inc.	(27,990)	(845,578)
Darden Restaurants, Inc.	(6,060)	(605,152)
Digital Realty Trust, Inc.	(10,720)	(1,142,216)
Dril-Quip, Inc.[1]	(13,930)	(418,318)
Equity Residential	(8,800)	(580,888)
Fastenal Co.	(11,800)	(617,022)
General Mills, Inc.	(29,040)	(1,130,818)
GlaxoSmithKline plc, Sponsored ADR	(10,817)	(413,317)
HP, Inc.	(41,880)	(856,865)
Intel Corp.	(29,490)	(1,383,966)
International Business Machines Corp.	(2,630)	(298,952)
Ipsen SA	(4,370)	(563,616)
Jones Lang LaSalle, Inc.	(11,096)	(1,404,754)
Kirby Corp.[1]	(9,580)	(645,309)
Koninklijke Ahold Delhaize NV	(48,948)	(1,234,840)
Louisiana-Pacific Corp.	(50,450)	(1,120,999)
Nokia OYJ, Sponsored ADR	(229,144)	(1,333,618)
Novo Nordisk AS, Sponsored ADR	(26,336)	(1,213,299)
Oceaneering International, Inc.[1]	(27,450)	(332,145)
Oil States International, Inc.[1]	(40,960)	(584,909)
Pennsylvania Real Estate Investment Trust	(211,436)	(1,255,930)
Procter & Gamble Co. (The)	(6,570)	(603,914)
ResMed, Inc.	(12,070)	(1,374,411)
Rio Tinto plc, Sponsored ADR	(9,090)	(440,683)
SAP SE, Sponsored ADR	(13,902)	(1,383,944)
Starbucks Corp.	(13,420)	(864,248)
Target Corp.	(8,230)	(543,921)
W.W. Grainger, Inc.	(2,625)	(741,195)
Weingarten Realty Investors	(48,040)	(1,191,872)
West Fraser Timber Co. Ltd.	(15,976)	(789,204)
Western Union Co. (The)	(62,200)	(1,061,132)
William Demant Holding AS1	(31,455)	(891,687)

Total Securities Sold Short (Proceeds $42,016,029)		$(38,836,053)

Forward Currency Exchange Contracts as of December 31, 2018
						Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Appreciation	Depreciation
BAC	01/2019	BRL	86,800	USD	22,401	$—	$5,491

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	01/2019	CHF	1,740	USD	1,835	$—	$ 62,185
BAC	01/2019	MXN	36,900	USD	1,844	29,896	—
BAC	01/2019	MYR	7,920	USD	1,896	20,532	—
BAC	01/2019	USD	20,840	BRL	86,800	—	1,555,629
BAC	01/2019	USD	1,330	THB	43,000	9,462	—
BOA	01/2019	GBP	735	USD	931	6,501	—
BOA	01/2019	USD	1,859	ILS	6,990	—	12,458
CITNA-B	01/2019	IDR	13,436,000	USD	918	13,506	—
CITNA-B	01/2019	USD	1,805	CHF	1,740	32,254	—
CITNA-B	01/2019	USD	663	COP	2,000,000	47,560	—
CITNA-B	02/2019	USD	14,405	JPY	1,630,000	—	514,380
DEU	01/2019	EUR	250	USD	284	3,245	—
DEU	01/2019	USD	1,707	CAD	2,200	94,629	—
DEU	01/2019	USD	4,199	EUR	3,550	126,487	—
GSCO-OT	01/2019	JPY	207,000	USD	1,864	26,825	—
GSCO-OT	01/2019	USD	921	AUD	1,305	1,859	—
GSCO-OT	11/2019	USD	1,822	CNH	12,750	—	33,683
GSCO-OT	01/2019	USD	1,840	NZD	2,740	470	—
JPM	01/2019 - 02/2019	BRL	90,370	USD	23,176	139,377	—
JPM	01/2019	INR	130,000	USD	1,850	17,664	—
JPM	01/2019	TRY	9,760	USD	1,820	8,984	—
JPM	01/2019 - 04/2019	USD	44,512	BRL	173,600	5,491	135,841
JPM	01/2019	USD	924	CHF	915	—	8,069
JPM	01/2019	USD	2,139	EUR	1,870	3,197	9,204
JPM	02/2019	USD	13,064	MXN	272,000	—	683,763
JPM	01/2019	ZAR	26,780	USD	1,844	13,835	—
Total Unrealized Appreciation and Depreciation						$601,774	$ 3,020,703

Futures Contracts as of December 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Brent Crude Oil*	Sell	1/31/19	65	USD	3,742	$ 3,497,000	$ 245,021
E-Mini Russell 2000 Index	Buy	3/15/19	315	USD	21,647	21,246,750	(399,993)
Euro-BONO	Sell	3/07/19	10	EUR	1,642	1,657,327	(14,936)
Euro-BTP	Sell	3/07/19	26	EUR	3,673	3,807,694	(134,372)
Euro-BUND	Buy	3/07/19	67	EUR	12,479	12,554,189	75,587
Euro-OAT	Sell	3/07/19	10	EUR	1,731	1,727,791	2,739
MSCI Emerging Market Index	Buy	3/15/19	369	USD	17,839	17,837,460	(1,798)
Nikkei 225 Index	Sell	3/07/19	8	JPY	1,536	1,459,788	75,970
S&P 500 E-Mini Index	Sell	3/15/19	148	USD	18,617	18,538,850	78,082
S&P MID 400 E-Mini Index	Buy	3/15/19	9	USD	1,562	1,495,980	(66,126)
S&P/TSX 60 Index	Sell	3/14/19	4	CAD	503	502,373	442
SPI 200 Index	Sell	3/21/19	7	AUD	678	685,456	(7,560)
Stoxx Europe 600 Index	Sell	3/15/19	359	EUR	6,993	6,865,002	128,099
United States Treasury Long Bonds	Sell	3/20/19	99	USD	14,400	14,454,000	(53,993)
United States Treasury Nts., 10 yr.	Sell	3/20/19	26	USD	3,097	3,172,406	(75,809)
United States Treasury Nts., 5 yr.	Sell	3/29/19	42	USD	4,736	4,816,875	(80,785)
							$ (229,432)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at December 31, 2018
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value

JPY Currency Call	JPM	JPY	110.310	1/4/19	JPY	(531,000,000)	JPY 576,000	$21,373	$(35,322)

JPY Currency Put	JPM	JPY	110.310	1/4/19	JPY	(531,000,000)	JPY 576,000	22,432	(4,142)

JPY Currency Put	JPM	JPY	109.940	1/7/19	JPY	(529,000,000)	JPY 574,000	22,238	(13,394)

JPY Currency Call	JPM	JPY	109.940	1/7/19	JPY	(529,000,000)	JPY 574,000	21,660	(28,762)

Total Over-the-Counter Options Written								$87,703	$(81,620)

Centrally Cleared Credit Default Swaps at December 31, 2018

Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.29	Buy	5.000%	12/20/22	USD	100	$6,785	$ (3,521)	$ 3,264
CDX.HY.30	Buy	5.000	6/20/23	USD	2,000	136,044	(64,029)	72,015

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.IG.30		Sell	1.000%	6/20/23	USD	5,750	$(102,256)	$48,394	$(53,862)
CDX.IG.30		Sell	1.000	6/20/23	USD	550	(9,826)	4,629	(5,197)
CDX.IG.31		Sell	1.000	12/20/23	USD	300	(5,768)	1,773	(3,995)
CDX.IG.31		Sell	1.000	12/20/23	USD	120	(1,838)	709	(1,129)
Federation of Malaysia		Buy	1.000	12/20/22	USD	80	1,620	(448)	1,172
iTraxx.Main.27		Buy	1.000	6/20/22	EUR	5,040	107,520	(91,302)	16,218
iTraxx.Main.28		Buy	1.000	12/20/22	EUR	170	4,961	(2,578)	2,383
iTraxx.Main.29		Buy	1.000	6/20/23	EUR	350	6,671	(4,165)	2,506
iTraxx.Main.30		Buy	1.000	12/20/23	EUR	250	3,842	(1,827)	2,015
The Neiman Marcus Group LLC		Buy	5.000	12/20/20	USD	715	41,433	207,782	249,215
Total Cleared Credit Default Swaps							$189,188	$95,417	$284,605

Over-the-Counter Credit Default Swaps at December 31, 2018
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas	GSCOI	Buy	1.000%	12/20/23	EUR	1,400	$(36,612)	$72,755	$36,143
CDX.NA.HY.25	GSCOI	Buy	5.000	12/20/20	USD	1,125	(194,688)	(84,640)	(279,328)
Federation of Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	(19,373)	(130,066)
Federation of Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	(8,552)	(31,408)
Federation of Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	(19,373)	(104,767)
Total Over-the-Counter Credit Default Swaps							$(450,243)	$(59,183)	$(509,426)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$6,720,000	$ —	BBB to BBB-
Total	$6,720,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at December 31, 2018
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
			One-Month HKD-
			HIBOR-HKAB minus 50
0998.HK-China Citic Bank Corp.	GSCOI	Pay	basis points	5/24/19	HKD	4,167	$62,392	$62,392
			One-Month HKD-
1988.HK China Minsheng			HIBOR-HKAB minus 50
Banking Corp. Ltd.	GSCOI	Pay	basis points	5/24/19	HKD	4,237	64,575	64,575
			One-Month HKD-
3328.HK Bank of			HIBOR-HKAB minus 50
Communications-HK BR	GSCOI	Pay	basis points	5/24/19	HKD	4,227	(2,567)	(2,567)
			One-Month HKD-
			HIBOR-HKAB minus 50
3968.HK China Merchants Bank	GSCOI	Pay	basis points	5/24/19	HKD	4,269	77,809	77,809
			One-Month HKD-
			HIBOR-HKAB minus 50
6818.HK China Everbriight Bank	GSCOI	Pay	basis points	5/24/19	HKD	2,105	28,648	28,648
			One-Month USD BBA
EMR.N - Emerson Electric Co.	GSCOI	Pay	LIBOR plus 60 bps	1/18/19	USD	2,418	30,472	30,472
			One-Month USD BBA
GOOGL.OQ - Alphabet Inc.	GSCOI	Pay	LIBOR plus 60 bps	1/18/19	USD	11,569	87,994	87,994
			One-Month USD BBA
MSFT.OQ - Microsoft Corp.	GSCOI	Pay	LIBOR plus 60 bps	1/18/19	USD	8,482	366,878	366,878
			One-Month USD BBA
NRG.N - NRG Energy, Inc.	GSCOI	Pay	LIBOR plus 60 bps	1/18/19	USD	2,455	160,676	160,676

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Over-the-Counter Total Return Swaps (Continued)
						Notional		Unrealized
		Pay/Receive Total				Amount		Appreciation/
Reference Asset	Counterparty	Return*	Floating Rate	Maturity Date		(000’s)	Value	(Depreciation)
SRLN.P - SPDR Blackstone/GSO			One-Month USD BBA
Senior Loan	GSCOI	Receive	LIBOR plus 45 bps	12/31/19	USD	56,313	$ (1,879,362)	$ (1,879,362)

Total Over-the-Counter Total Return Swaps							$ (1,002,485)	$ (1,002,485)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore ChineseRenminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand
Definitions
BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.29	Markit CDX High Yield Index
CDX.HY.30	Markit CDX High Yield Index
CDX.IG.30	Markit CDX Investment Grade Index
CDX.IG.31	Markit CDX Investment Grade Index
CDX.NA.HY.25	Markit CDX North American High Yield
EUR003M	EURIBOR 3 Month ACT/360
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.28	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.29	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx.Main.30	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR	London Interbank Offered Rate
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MLHKOPCB	Custom Basket of Securities

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Definitions (Continued)
OAT	French Government Bonds
S&P	Standard & Poor’s
T-BILL 1MO	US Treasury Bill 1 Month
T-BILL 3MO	US Treasury Bill 3 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
ZERO	ZERO Constant Index

See accompanying Notes to Consolidated Financial Statements.

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2018

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $344,663,791)	$345,462,207
Affiliated companies (cost $7,565,931)	7,565,931

353,028,138
Cash	4,754,375
Cash used for collateral on futures	2,976,000
Cash used for collateral on OTC derivatives	11,000
Cash used for collateral on centrally cleared swaps	167,311
Deposits with broker for securities sold short	38,268,859
Deposits with broker for foreign securities sold short (cost $4,468,481)	4,385,254
Unrealized appreciation on forward currency exchange contracts	601,774
Swaps, at value (premiums paid $36,612)	952,199
Centrally cleared swaps, at value (net premiums paid $78,255)	263,287
Receivables and other assets:
Interest and dividends	926,143
Investments sold	566,683
Variation margin receivable	147,925
Shares of beneficial interest sold	2,712
Other	400,533

Total assets	407,452,193
Liabilities
Securities sold short, at value (proceeds $42,016,029)—see accompanying consolidated statement of investments	38,836,053
Unrealized depreciation on forward currency exchange contracts	3,020,703
Options written, at value (premiums received $87,703)	81,620
Swaps, at value (premiums paid $413,631)	2,013,867
Centrally cleared swaps, at value (premiums received $267,443)	167,870
Payables and other liabilities:
Investments purchased	521,692
Variation margin payable	315,062
Dividends on short sales	35,585
Shares of beneficial interest redeemed	20,469
Trustees’ compensation	16,150
Shareholder communications	9,012
Distribution and service plan fees	857
Other	296,933

Total liabilities	45,335,873
Net Assets	$362,116,320

Composition of Net Assets
Par value of shares of beneficial interest	$38,141
Additional paid-in capital	388,554,414
Total accumulated loss	(26,476,235)

Net Assets	$362,116,320

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $358,148,675 and 37,721,571 shares of beneficial interest outstanding)	$9.49
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $3,967,645 and 419,045 shares of beneficial interest outstanding)	$9.47

See accompanying Notes to Consolidated Financial Statements.

19    OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2018

Investment Income
Interest (net of foreign withholding taxes of $2,201)	$8,258,907
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $53,345)	2,660,101
Affiliated companies	989,934

Total investment income	11,908,942
Expenses
Management fees	4,221,425
Distribution and service plan fees —Service shares	9,739
Transfer and shareholder servicing agent fees:
Non-Service shares	487,763
Service shares	4,675
Shareholder communications:
Non-Service shares	47,128
Service shares	477
Dividends on short sales	787,819
Custodian fees and expenses	133,449
Financing expense from short sales	78,019
Trustees’ compensation	28,951
Borrowing fees	13,022
Other	247,949

Total expenses	6,060,416
Less reduction to custodian expenses	(1,132)
Less waivers and reimbursements of expenses	(221,494)

Net expenses	5,837,790
Net Investment Income	6,071,152
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $3,683)	4,781,531
Option contracts written	4,927,608
Futures contracts	(2,575,207)
Foreign currency transactions	362,677
Forward currency exchange contracts	(1,416,713)
Short Positions	(2,731,106)
Swap contracts	(1,290,479)

Net realized gain	2,058,311
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(25,252,540)
Translation of assets and liabilities denominated in foreign currencies	(302,568)
Forward currency exchange contracts	(1,397,897)
Futures contracts	(923,620)
Option contracts written	6,083
Short positions	7,478,985
Swap contracts	(42,372)

Net change in unrealized appreciation/(depreciation)	(20,433,929)
Net Decrease in Net Assets Resulting from Operations	$(12,304,466)

See accompanying Notes to Consolidated Financial Statements.

20        OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]
Operations
Net investment income	$6,071,152	$4,888,490
Net realized gain (loss)	2,058,311	(12,625,099)
Net change in unrealized appreciation/(depreciation)	(20,433,929)	9,719,277
Net increase (decrease) in net assets resulting from operations	(12,304,466)	1,982,668
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(1,458,889)	(3,921,732)
Service shares	(6,755)	(24,086)
Total dividends and distributions declared	(1,465,644)	(3,945,818)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(44,039,495)	17,307,626
Service shares	648,158	940,121
Total beneficial interest transactions	(43,391,337)	18,247,747
Net Assets
Total increase (decrease)	(57,161,447)	16,284,597
Beginning of period	419,277,767	402,993,170
End of period	$362,116,320	$419,277,767

1. Prior period amounts have been conformed to current year presentation. See Notes to Consolidated Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Consolidated Financial Statements.

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015[1]	Year Ended December 31, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.88	$9.66	$10.04	$9.92
Income (loss) from investment operations:
Net investment income[2]	0.15	0.12	0.11	0.11	0.08
Net realized and unrealized gain (loss)	(0.46)	(0.06)	0.25	(0.46)	0.52
Total from investment operations	(0.31)	0.06	0.36	(0.35)	0.60
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.10)	(0.14)	(0.03)	(0.25)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.21)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.02)
Total dividends and/or distributions to shareholders	(0.04)	(0.10)	(0.14)	(0.03)	(0.48)
Net asset value, end of period	$9.49	$9.84	$9.88	$9.66	$10.04

Total Return, at Net Asset Value[3]	(3.21)%	0.56%	3.71%	(3.45)%	6.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$358,149	$415,811	$400,449	$406,286	$262,573
Average net assets (in thousands)	$406,201	$408,282	$408,810	$363,975	$161,988
Ratios to average net assets:[4]
Net investment income	1.48%	1.19%	1.11%	1.11%	0.77%[5]
Expenses excluding specific expenses listed below	1.27%	1.24%	1.23%	1.24%	1.33%
Dividends and/or interest expense on securities sold short	0.19%	0.11%	0.22%	0.17%	0.08%
Borrowing expenses on securities sold short	0.02%	0.00%	0.02%	0.05%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.48%	1.35%	1.47%	1.46%	1.43%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.32%	1.43%	1.41%	1.31%[5]
Portfolio turnover rate	155%	129%	93%	67%	147%

1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.49%
Year Ended December 31, 2017	1.36%
Year Ended December 31, 2016	1.48%
Year Ended December 31, 2015	1.47%
Year Ended December 31, 2014	1.45%

See accompanying Notes to Consolidated Financial Statements.

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015[1]	Year Ended December 31, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$9.81	$9.87	$9.65	$10.03	$9.92
Income (loss) from investment operations:
Net investment income[2]	0.12	0.09	0.08	0.08	0.08
Net realized and unrealized gain (loss)	(0.44)	(0.07)	0.26	(0.45)	0.50
Total from investment operations	(0.32)	0.02	0.34	(0.37)	0.58
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.08)	(0.12)	(0.01)	(0.25)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.21)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)
Total dividends and/or distributions to shareholders	(0.02)	(0.08)	(0.12)	(0.01)	(0.47)
Net asset value, end of period	$9.47	$9.81	$9.87	$9.65	$10.03

Total Return, at Net Asset Value[3]	(3.30)%	0.19%	3.49%	(3.68)%	5.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,967	$3,467	$2,544	$1,845	$1,332
Average net assets (in thousands)	$3,899	$3,063	$2,054	$1,695	$335
Ratios to average net assets:[4]
Net investment income	1.23%	0.92%	0.85%	0.85%	0.78%[5]
Expenses excluding specific expenses listed below	1.53%	1.49%	1.48%	1.48%	1.68%
Dividends and/or interest expense on securities sold short	0.19%	0.11%	0.22%	0.17%	0.08%
Borrowing expenses on securities sold short	0.02%	0.00%	0.02%	0.05%	0.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%
Total expenses[7]	1.74%	1.60%	1.72%	1.70%	1.78%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.57%	1.68%	1.65%	1.67%[5]
Portfolio turnover rate	155%	129%	93%	67%	147%
1. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.75%
Year Ended December 31, 2017	1.61%
Year Ended December 31, 2016	1.73%
Year Ended December 31, 2015	1.71%
Year Ended December 31, 2014	1.80%

See accompanying Notes to Consolidated Financial Statements.

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Sub-Adviser has entered into sub-sub-advisory agreements with Barings LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 23,736 shares with net assets of $13,069,459 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$12,135,116
Net assets	$13,069,459
Net income (loss)	$(53,741)
Net realized gain (loss)	$333,038
Net change in unrealized appreciation/depreciation	$(13,741)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost basis are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,924,435	$—	$22,136,325	$3,364,050

1. At period end, the Fund had $22,059,913 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $76,412 of straddle losses which were deferred.

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Realized Loss
$19,550	$19,550

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income	$1,465,644	$3,945,818

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$358,222,165
Federal tax cost of other investments	(47,870,304)

Total federal tax cost	$310,351,861

Gross unrealized appreciation	$22,691,856
Gross unrealized depreciation	(26,055,906)

Net unrealized depreciation	$(3,364,050)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Consolidated Statement of Assets and Liabilities and Consolidated Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Consolidated Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are

27      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$20,825,812	$—	$59	$20,825,871
Consumer Staples	4,208,804	—	—	4,208,804
Energy	29,951,387	—	—	29,951,387
Financials	28,852,542	9,609,638	—	38,462,180
Health Care	15,544,539	914,667	—	16,459,206
Industrials	16,900,992	—	—	16,900,992
Information Technology	36,559,534	—	—	36,559,534
Materials	3,882,668	—	—	3,882,668
Telecommunication Services	2,173,866	—	—	2,173,866
Utilities	5,342,610	—	—	5,342,610
Preferred Stocks	1,285,159	823,652	105,921	2,214,732
Rights, Warrants and Certificates	—	—	—	—
Asset-Backed Securities	—	9,963,374	—	9,963,374
Mortgage-Backed Obligation	—	2,300,788	—	2,300,788
Foreign Government Obligation	—	22,063,134	—	22,063,134
Non-Convertible Corporate Bonds and Notes	—	7,023,847	—	7,023,847
Corporate Loans	—	13,532,664	—	13,532,664
Event-Linked Bonds	—	59,147,276	135,050	59,282,326
Structured Securities	—	1,133,996	—	1,133,996
Short-Term Notes	—	46,086,166	—	46,086,166
Investment Companies	14,284,901	—	—	14,284,901
Exchange-Traded Options Purchased	2,490	—	—	2,490
Over-the-Counter Option Purchased	—	33,648	—	33,648
Over-the-Counter Interest Rate Swaptions Purchased	—	338,954	—	338,954

Total Investments, at Value	179,815,304	172,971,804	241,030	353,028,138
Other Financial Instruments:
Swaps, at value	—	952,199	—	952,199
Centrally cleared swaps, at value	—	263,287	—	263,287
Futures contracts	605,940	—	—	605,940
Forward currency exchange contracts	—	601,774	—	601,774

Total Assets	$180,421,244	$174,789,064	$241,030	$355,451,338

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(35,466,025)	$(3,370,028)	$—	$(38,836,053)
Other Financial Instruments:
Swaps, at value	—	(2,013,867)	—	(2,013,867)
Centrally cleared swaps, at value	—	(167,870)	—	(167,870)
Options written, at value	—	(81,620)	—	(81,620)
Futures contracts	(835,372)	—	—	(835,372)
Forward currency exchange contracts	—	(3,020,703)	—	(3,020,703)

Total Liabilities	$(36,301,397)	$(8,654,088)	$—	$(44,955,485)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

28      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Common Stocks
Information Technology	$(2)	$2
Industrials	(6,273)	6,273
Preferred Stocks	(240,517)	240,517
Event-Linked Bonds	(13,000)	13,000

Total Assets	$(259,792)	$259,792

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

29      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$5,761
Market Value	$–
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 95% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general,

30      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

5. Market Risk Factors (Continued)

lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $88,902,396 and $165,409,403, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains

31      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of 82,489,865 and $54,124,776 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $107,940 and $70,579 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $55,369 and $107,278 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

32      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $23,253,019 and 7,007,506 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $6,163,245 and $6,176,570 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no interest rate swap agreements outstanding.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

33      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $64,411,000 and $8,767,381 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund may enter into volatility/variance swaps to increase or decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to either pay the measured volatility, or price variance or the fixed rate payment then receive a fixed rate payment or the measured volatility or price variance. If the measured volatility of the related reference investment increases over the period, the measured volatility payment will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the fixed rate swap payment will appreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $12,969 and $6,980 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no volatility swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $412,700 on purchased swaptions.

During the reporting period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not

34      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $440,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$6,501	$(6,501)	$–	$–	$–
Barclays Bank plc	59,890	(59,890)	–	–	–
Citibank NA	93,320	(93,320)	–	–	–
Deutsche Bank AG	224,361	–	–	–	224,361

35      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Goldman Sachs Bank
USA	$62,802	$(33,683)	$–	$–	$29,119
Goldman Sachs
International	1,001,381	(1,001,381)	–	–	–
JPMorgan Chase Bank
NA	188,548	(188,548)	–	–	–
Morgan Stanley Capital
Services, Inc.	289,772	–	–	(289,772)	–
	$1,926,575	$(1,383,323)	$–	$(289,772)	$253,480

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(12,458)	$6,501	$–	$–	$(5,957)
Barclays Bank plc	(1,623,305)	59,890	1,563,415	–	–
BNP Paribas	(27,925)	–	–	11,000	(16,925)
Citibank NA	(514,380)	93,320	331,379	–	(89,681)
Goldman Sachs Bank
USA	(33,683)	33,683	–	–	–
Goldman Sachs
International	(1,966,569)	1,001,381	622,833	–	(342,355)
JPMorgan Chase Bank
NA	(918,497)	188,548	702,684	–	(27,265)
Morgan Stanley	(19,373)	–	–	–	(19,373)

	$(5,116,190)	$1,383,323	$3,220,311	$11,000	$(501,556)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$72,755		Swaps, at value	$2,011,300
Equity contracts	Swaps, at value	879,444		Swaps, at value	2,567
Credit contracts	Centrally cleared swaps, at value	263,287		Centrally cleared swaps, at value	167,870
Commodity contracts				Variation margin payable	38,350	*
Equity contracts	Variation margin receivable	147,925	*	Variation margin payable	209,649	*
Interest rate contracts				Variation margin payable	67,063	*

36      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$ 601,774	Unrealized depreciation on foreign currency exchange contracts	$ 3,020,703
Currency contracts			Options written, at value	81,620
Equity contracts	Investments, at value	2,490**
Currency contracts	Investments, at value	33,648**
Interest rate contracts	Investments, at value	338,954**

Total		$2,340,277		$5,599,122

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$643,306	$—	$—	$643,306
Credit contracts	—	—	—	—	(953,486)	(953,486)
Currency contracts	(98,177)	5,625,409	—	—	—	5,527,232
Equity contracts	687,764	(697,801)	(4,223,295)	—	(352,760)	(4,586,092)
Forward currency exchange contracts	—	—	—	(1,416,713)	—	(1,416,713)
Interest rate contracts	(124,138)	—	1,004,782	—	178,014	1,058,658
Volatility contracts	—	—	—	—	(162,247)	(162,247)

Total	$465,449	$4,927,608	$(2,575,207)	$(1,416,713)	$(1,290,479)	$110,658

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Commodity contracts	$—	$—	$96,922	$—	$—	$96,922
Credit contracts	—	—	—	—	(1,526,796)	(1,526,796)
Currency contracts	25,607	6,083	—	—	—	31,690
Equity contracts	(78,204)	—	(525,359)	—	1,268,772	665,209
Forward currency exchange contracts	—	—	—	(1,397,897)	—	(1,397,897)
Interest rate contracts	140,666	—	(450,420)	—	135,284	(174,470)
Volatility contracts	—	—	(44,763)	—	80,368	35,605

Total	$88,069	$6,083	$(923,620)	$(1,397,897)	$(42,372)	$(2,269,737)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	294,457	$2,964,146	1,734,875	$17,157,352
Dividends and/or distributions reinvested	148,527	1,458,889	397,645	3,921,732
Redeemed	(4,989,113)	(48,462,530)	(380,193)	(3,771,458)

Net increase (decrease)	(4,546,129)	$(44,039,495)	1,752,327	$17,307,626

37      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Service Shares
Sold	151,472	$1,489,983	151,036	$1,490,635
Dividends and/or distributions reinvested	688	6,755	2,437	24,086
Redeemed	(86,324)	(848,580)	(58,070)	(574,600)
Net increase	65,836	$648,158	95,403	$940,121

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$330,749,057	$328,740,200

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of

38      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividends tied to short sales expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service Shares	$43,955
Service Shares	1,145

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $117,689. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $58,705 for IGMMF management fees.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $45,824,014. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be

39      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

11. Pending Acquisition (Continued)

distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

12. Subsequent Event

On February 12, 2019, the Board of Trustees of the Fund, upon the recommendation of the Fund’s investment adviser, OFI Global Asset Management, Inc., approved a plan to liquidate the Fund (the “Liquidation”), such Liquidation to take place on or about April 29, 2019 (the “Liquidation Date”).

40      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi-Alternatives Fund/VA, a separate series of Oppenheimer Variable Account Funds, and subsidiary (the “Fund”), including the consolidated statement of investments, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2018, the results of their consolidated operations for the year then ended, the changes in their consolidated net assets for each of the years in the two year period then ended, and the consolidated financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of Matter

As discussed in Note 12 to the consolidated financial statements, on February 12, 2019, the Board of Trustees of Oppenheimer Variable Account Funds approved a plan to liquidate the Fund. The liquidation is expected to conclude on or about April 29, 2019. Our opinion is not modified with respect to this matter.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 19, 2019

41      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

42      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund, and OFI has entered into sub-sub advisory agreements with Barings, LLC (“Barings”) and OFI SteelPath, Inc. (“OFI SteelPath”), whereby Barings and OFI SteelPath provide investment sub-sub advisory services to the Fund (collectively, all the investment advisory agreements are referred to as the “Agreements,” and OFI Global and OFI are referred to as the “Managers” and Barings and OFI SteelPath are referred to as the “Sub-Sub Advisers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers and Sub-Sub Advisers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers, Sub-Sub Advisers, and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ and Sub-Sub Advisers’ services, (ii) the comparative investment performance of the Fund and the Managers and Sub-Sub Advisers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers, Sub-Sub Advisers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers and Sub-Sub Advisers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers and Sub-Sub Advisers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ and Sub-Sub Advisers’ key personnel who provide such services. The Managers’ and Sub-Sub Advisers’ duties include providing the Fund with the services of the portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and, for OFI SteelPath, securities trading services. OFI, among other duties, provides full portfolio management and investment advice, oversight of the Sub-Sub Advisers, securities trading, and clearance and settlement support services to the Funds, which, among other things, involve the management of large pools of cash and require expertise in analyzing and selecting investments and instruments. OFI Global is responsible for oversight of other third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ and Sub-Sub Advisers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Benjamin Rockmuller and Alessio de Longis, the portfolio managers for the Fund, and the Sub-Sub Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers and Sub-Sub Advisers as directors or trustees of the Fund and other funds advised by the Managers and Sub-Sub Advisers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ and Sub-Sub Advisers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers, Sub-Sub Advisers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser, the Sub-Adviser and the Sub-Sub-Advisers, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other multialternative funds. The Board considered that while the Fund underperformed its category median for the one- and three-year periods, this was largely due to the Fund’s underperformance in 2017. The Board also considered that the Fund was launched on November 14, 2013, and ranked in the 16th percentile of its category in the 2014 calendar year and in the 31st percentile in the 2016 calendar year. The Board took into consideration that, when it reviewed the Fund’s performance and considered renewing the Agreements during the prior year, the Fund had outperformed its category median for the one- and three-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Advisers’ fees under the sub-sub-advisory agreements. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other multialternative funds. In reviewing the fees and expenses charged to the Fund, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the Fund to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s total expenses were lower than the category median and equal to the peer group median. The Board noted that the Fund’s contractual management fee was lower than the category median and peer group median. The Board further considered the Fund’s current contractual fee waivers,

43      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB ADVISORY

AGREEMENTS Unaudited / Continued

specifically that (a) the Adviser has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investments in funds managed by the Adviser or its affiliates, which may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board and (b) the Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Fund’s subsidiary, which will continue to be in effect for so long as the Fund invests in the subsidiary and may not be terminated unless approved by the Board. Finally, the Board took into account that the Adviser has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.20% for Non-Service Shares and 1.45% for Service Shares.

Economies of Scale and Profits Realized by the Managers and Sub-Sub Advisers. The Board considered information regarding the Managers’ and Sub-Sub Advisers’ costs in serving as the Fund’s investment adviser, sub-adviser and sub-sub-advisers, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ and Sub-Sub Advisers’ profitability from their relationship with the Fund. The Board also considered that the Managers and Sub-Sub Advisers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers and Sub-Sub Advisers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers and Sub-Sub Advisers. In addition to considering the profits realized by the Managers and Sub-Sub Advisers, the Board considered information that was provided regarding the direct and indirect benefits the Managers and Sub-Sub Advisers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers and Sub-Sub Advisers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

44      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

45      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

46      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Rockmuller, de Longis, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Benjamin H. Rockmuller, Vice President (since 2014) Year of Birth: 1979	Vice President of the Sub-Adviser (since September 2010); Assistant Vice President of the Sub-Adviser (January 2010-August 2010); Portfolio Manager of the Sub-Adviser (since July 2010); Senior Analyst of the Sub-Adviser for the Global Debt Team (January 2010-July 2010); Intermediate Analyst of the Sub-Adviser for the Global Debt Team (January 2007-January 2010); Junior Analyst of the Sub-Adviser for the Global Debt Team (April 2004-January 2007) and Junior Analyst of the Sub-Adviser for the High Yield Team (June 2003-April 2004).

Alessio de Longis, Vice President (since 2016) Year of Birth: 1978	Vice President of the Sub-Adviser (since June 2010); Assistant Vice President of the Sub-Adviser (May 2009-June 2010); Senior Research Analyst of the Sub-Adviser (January 2008-June 2010); Intermediate Research Analyst of the Sub-Adviser (January 2006-January 2008) Junior Analyst of the Sub-Adviser (February 2004-January 2006).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

47      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

December 31, 2018
Oppenheimer
International Growth Fund/VA	Annual Report
A Series of Oppenheimer Variable Account Funds

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/18

	Inception Date	1-Year	5-Year	10-Year
Non-Service Shares	5/13/92	-19.42%	-0.90%	8.11%
Service Shares	3/19/01	-19.55	-1.08	7.87
MSCI AC World ex-U.S. Index		-14.20	0.68	6.57

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

SAP SE	2.3%
Infineon Technologies AG	2.3
ICICI Bank Ltd., Sponsored ADR	2.2
Bunzl plc	2.0
Nokia OYJ	1.9
Novo Nordisk AS, Cl. B	1.9
Temenos AG	1.9
Hermes International	1.7
ASML Holding NV	1.7
Keyence Corp.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on net assets.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

In a volatile market environment, the Fund’s Non-Service shares returned -19.42% over the one-year reporting period ended December 31, 2018. In relative terms, the Fund underperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned -14.20%.

During the reporting period, our portfolio continued to underperform due to positions in the automobile industry, mostly due to tariff concerns, and in the semiconductor sector, due to worries over slower growth. We continue to have frequent discussions with the management of the companies we own in both the automobile and semiconductor value chains. We are also meeting with other companies and analysts to cross-check the information we receive. Our conversations, and the earnings reports and announcements these companies are making, give us confidence that our long-term investment theses are intact, and that their current valuations are compelling. We are invested in automobile component companies that we believe are well-placed to benefit from the car’s electronification as it evolves into a computer on wheels. The value of the auto component market is growing rapidly, and at a pace that far outstrips the effect of a potential slowdown in global car sales. We are invested in the semiconductor value chain seeking to benefit from the demand for more chips for more uses as we continue to integrate technology more deeply into our lives.

Outperforming sectors included Financials and Health Care. Stock selection in both sectors contributed positively to performance, along with an underweight position in Financials and an overweight position in Health Care.

MARKET OVERVIEW

During the fourth quarter of 2018, equity markets experienced a significant correction. The year ended with negative returns in all major equity markets. Amidst the negative sentiment, it is worth remembering that investors in equity markets had strong returns in 2017. It was unusual for the upward trend to continue for as long as it did. The catalysts for this correction are concerns over U.S. trade policy, political and macroeconomic uncertainty on several fronts in Europe, and a slowdown in Chinese growth.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this period included NEX Group plc, Nokia Oyj, and Edenred SA.

NEX Group plc, a UK company, is a “broker’s broker.” It is the intermediary between professional participants in many over-the-counter financial markets such as those for foreign exchange, bonds and some derivative instruments. During the year, the Chicago Mercantile Exchange (“CME”) bid for NEX and the share price rose to reflect a significant acquisition premium. We exited our position.

Nokia Oyj has successfully transformed itself from a handset manufacturer to one of the few telecom equipment providers left in the world. In our opinion, it is the leader in the integrated software and equipment solutions that 5G networks require. Build-out of 5G networks has begun in earnest this year and Nokia is positioned to be a beneficiary.

Edenred SA is a French company that operates in several countries around the world offering prepaid vouchers for products and services. Their clients are companies who use these to compensate employees or to reward loyal customers, and governments who use them to deliver aid. The increasing digitization of the world is driving both Edenred’s top line growth and their operating leverage.

TOP INDIVIDUAL DETRACTORS

Top detractors from Portfolio performance included ams AG, Valeo SA, and Continental AG.

ams AG is an Austrian company that we believe is well-positioned to be one of the winners in the 3D sensor market. Demand for 3D sensors is growing faster than the semiconductor market as a whole. They are increasingly required for facial recognition, factory process automation, and augmented reality applications. After rising to record highs earlier in the year, the stock price has suffered from profit taking and concerns over its position in the Apple supply chain. In our opinion, ams has the wherewithal to diversify away from Apple.

Valeo SA is a French auto component supplier that is on the right side of the trend towards more complex auto components. Demand for Valeo’s products, which include driver assist features, electric powertrains, and thermal regulators, is increasing at a multiple of car volumes. In the short term, the tariff talk this reporting period has prompted profit taking in Valeo’s shares, which reached record highs earlier in 2018.

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Continental AG is the German automobile component supplier better known for its tires. We have owned the company for several years as part of our “Evolution of the Car” theme. Uncertainty over U.S. trade policy in general, and potential automobile tariffs in particular, have negatively affected the share prices of auto suppliers, Continental included. In our opinion, regardless of where they are made, the automobiles of the future will have more and more expensive components than at present, and Continental is well poised to benefit from that trend.

STRATEGY & OUTLOOK

Looking ahead, we see reason for optimism, particularly in international equity markets. The equity risk premium, which has increased on the back of uncertainty, can decline as those uncertainties dissipate. The form of Brexit will become clear. The Italian budget dispute with the European Union (EU) is likely to be resolved. Trade disputes between the U.S. and China may be settled if the U.S. Administration wants to declare a trade war victory before the U.S. presidential campaign season begins. Most importantly, while these political and macroeconomic issues command headlines and effect sentiment, deeper fundamental trends are continuing to restructure the world economy.

The Internet of Things is becoming a reality. Automation of industrial production continues. People are demanding safer and less polluting cars. Newly affluent consumers in emerging markets are buying packaged food, branded drinks, and luxury goods. The companies that we own can monetize these growth streams for a long time to come. The value of a company is the return it provides to its investors on the capital they invest in it. A share price can be driven by sentiment in the short term, but must reflect fundamental earning power in the long term.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown, but do not include the charges associated with the separate account products that offer this Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2018. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Non-Service Shares of the Fund at 12/31/18

1-Year     -19.42%       5-Year     -0.90%     10-Year     8.11%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Service Shares of the Fund at 12/31/18

1-Year     -19.55%       5-Year     -1.08%     10-Year     7.87%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

5      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During 6 Months Ended December 31, 2018
Non-Service shares	$1,000.00	$828.60	$4.62
Service shares	1,000.00	831.40	5.79

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.16	5.10
Service shares	1,000.00	1,018.90	6.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2018 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2018

	Shares	Value

Common Stocks—95.9%

Consumer Discretionary—22.6%

Auto Components—3.5%

Continental AG	38,170	$5,278,084

Koito Manufacturing Co. Ltd.	125,100	6,381,679

Valeo SA	155,643	4,513,154

		16,172,917

Automobiles—3.7%

Bayerische Motoren Werke AG	61,427	4,974,795

Hero MotoCorp Ltd.	168,227	7,468,882

Subaru Corp.	218,000	4,653,804

		17,097,481

Entertainment—0.1%

Ubisoft Entertainment SA1	6,110	490,175

Hotels, Restaurants & Leisure—3.3%

Carnival Corp.	132,528	6,533,630

Domino’s Pizza Group plc	1,034,444	3,063,514

Whitbread plc	97,976	5,703,392

		15,300,536

Household Durables—1.2%

SEB SA2	3,520	453,003

SEB SA2	39,200	5,044,801

		5,497,804

Interactive Media & Services—2.3%

Baidu, Inc., Sponsored ADR[1]	31,520	4,999,072

Scout24 AG3	125,307	5,767,273

		10,766,345

Internet & Catalog Retail—1.4%

Alibaba Group Holding Ltd., Sponsored
ADR[1]	28,236	3,870,308

JD.com, Inc., ADR[1]	135,314	2,832,122

		6,702,430

Media—1.4%

SES SA, Cl. A, FDR	350,360	6,710,749

Multiline Retail—0.7%

Dollarama, Inc.	142,711	3,394,247

Specialty Retail—1.1%

Nitori Holdings Co. Ltd.	40,400	5,018,327

Textiles, Apparel & Luxury Goods—3.9%

Cie Financiere Richemont SA	60,907	3,914,337

Hermes International	14,256	7,884,233

LVMH Moet Hennessy Louis Vuitton SE	21,370	6,279,485

		18,078,055

Consumer Staples—10.2%

Beverages—2.3%

Heineken NV	56,860	5,011,491

Pernod Ricard SA	35,040	5,753,479

		10,764,970

Food & Staples Retailing—2.4%

Alimentation Couche-Tard, Inc., Cl. B	132,388	6,585,459

CP ALL PCL	2,170,000	4,565,101

		11,150,560

Food Products—3.1%

Barry Callebaut AG	2,773	4,312,205

Saputo, Inc.	169,552	4,867,230

WH Group Ltd.[3]	7,050,000	5,375,809

		14,555,244

Household Products—1.6%

Reckitt Benckiser Group plc	98,714	7,538,395

Tobacco—0.8%

Swedish Match AB	90,576	3,570,941

	Shares	Value

Energy—0.9%

Energy Equipment & Services—0.9%

TechnipFMC plc	215,012	$4,334,516

Financials—4.4%

Commercial Banks—2.2%

ICICI Bank Ltd., Sponsored ADR	1,001,303	10,303,408

Insurance—2.2%

Legal & General Group plc	1,524,986	4,474,735

Prudential plc	315,601	5,638,865

		10,113,600

Health Care—14.4%

Biotechnology—3.1%

CSL Ltd.	54,312	7,092,936

Grifols SA	287,299	7,504,332

		14,597,268

Health Care Equipment & Supplies—5.4%

EssilorLuxottica SA	33,433	4,221,659

Hoya Corp.	107,193	6,551,881

Medtronic plc	10,400	945,984

ResMed, Inc.	8,620	981,560

Siemens Healthineers AG1,3	143,270	5,998,650

Sonova Holding AG	21,792	3,553,216

William Demant Holding AS1	110,528	3,133,250

		25,386,200

Health Care Providers & Services—0.2%

Fresenius Medical Care AG & Co. KGaA	14,208	922,896

Life Sciences Tools & Services—1.6%

Lonza Group AG1	28,012	7,282,474

Pharmaceuticals—4.1%

Bayer AG	62,453	4,330,564

Novo Nordisk AS, Cl. B	190,863	8,773,535

Roche Holding AG	24,031	5,942,248

		19,046,347

Industrials—17.2%

Aerospace & Defense—1.3%

Airbus SE	61,980	5,927,826

Commercial Services & Supplies—2.9%

Edenred	186,094	6,821,682

Prosegur Cash SA3	1,212,557	2,671,381

Prosegur Cia de Seguridad SA	816,094	4,135,221

		13,628,284

Construction & Engineering—1.3%

Boskalis Westminster	240,169	5,944,943

Electrical Equipment—3.0%

Legrand SA	92,390	5,200,041

Melrose Industries plc	1,519,210	3,145,898

Nidec Corp.	50,200	5,753,158

		14,099,097

Machinery—5.3%

Aalberts Industries NV	110,168	3,647,501

Atlas Copco AB, Cl. A	205,152	4,901,198

Epiroc AB, Cl. A1	362,445	3,442,119

Kubota Corp.	391,900	5,518,275

VAT Group AG1,3	53,256	4,689,605

Weir Group plc (The)	169,676	2,789,776

		24,988,474

Professional Services—0.7%

Intertek Group plc	56,970	3,468,332

Trading Companies & Distributors—2.7%

Bunzl plc	299,989	9,026,301

Ferguson plc	52,576	3,367,279

		12,393,580

7      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Information Technology—20.9%

Communications Equipment—1.9%

Nokia OYJ	1,570,863	$9,076,306

Electronic Equipment, Instruments, & Components—3.0%

Hitachi Ltd.	238,600	6,342,418

Keyence Corp.	15,112	7,616,155

		13,958,573

Internet Software & Services—1.0%

United Internet AG	105,636	4,621,067

IT Services—2.8%

Amadeus IT Group SA	73,054	5,086,687

Atos SE	55,050	4,479,083

EPAM Systems, Inc.[1]	29,380	3,408,374

		12,974,144

Semiconductors & Semiconductor Equipment—6.0%

ams AG	116,157	2,800,925

ASML Holding NV	50,432	7,868,752

Infineon Technologies AG	550,201	10,948,293

STMicroelectronics NV	467,530	6,671,934

		28,289,904

Software—6.2%

Atlassian Corp. plc, Cl. A1	11,060	984,119

Dassault Systemes SE	31,967	3,774,245

SAP SE	109,982	10,955,275

Temenos AG1	71,922	8,667,468

	Shares	Value

Software (Continued)

Xero Ltd.[1]	150,707	$4,441,067

		28,822,174

Materials—3.7%

Chemicals—2.1%

Novozymes AS, Cl. B	88,472	3,954,571

Sika AG	45,965	5,841,848

		9,796,419

Construction Materials—0.5%

James Hardie Industries plc	217,747	2,318,826

Containers & Packaging—1.1%

CCL Industries, Inc., Cl. B	145,568	5,337,777

Telecommunication Services—1.6%

Diversified Telecommunication Services—1.6%

Nippon Telegraph & Telephone Corp.	180,600	7,353,319

Total Common Stocks (Cost $357,909,309)		447,794,930

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $—)	599,541	65,609

Investment Company—3.8%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[4,5] (Cost $17,692,763)	17,692,763	17,692,763

Total Investments, at Value (Cost $375,602,072)	99.7%	465,553,302

Net Other Assets (Liabilities)	0.3	1,302,597

Net Assets	100.0%	$466,855,899

Footnotes to Statement of Investments

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,502,718 or 5.25% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2017	Gross Additions	Gross Reductions	Shares December 31, 2018

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,843,768	144,286,201	128,437,206	17,692,763

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$17,692,763	$318,389	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings (Unaudited)	Value	Percent
France	$60,842,867	13.1%
Japan	55,189,015	11.9
Germany	53,796,897	11.6
Switzerland	50,875,335	10.9
United Kingdom	49,183,722	10.6
United States	32,929,589	7.0
Netherlands	22,472,686	4.8
Canada	20,184,715	4.3
Spain	19,397,623	4.2
India	17,837,899	3.8
Denmark	15,861,356	3.4
Sweden	11,914,258	2.6
China	11,701,503	2.5
Finland	9,076,306	1.9
Australia	8,077,055	1.7
Luxembourg	6,710,749	1.4
Hong Kong	5,375,808	1.2

8      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Thailand	$4,565,101	1.0%
New Zealand	4,441,067	1.0
Austria	2,800,925	0.6
Ireland	2,318,826	0.5

Total	$465,553,302	100.0%

See accompanying Notes to Financial Statements.

9      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $357,909,309)	$447,860,539
Affiliated companies (cost $17,692,763)	17,692,763

465,553,302

Cash	502,487

Cash—foreign currencies (cost $21)	21

Receivables and other assets:
Shares of beneficial interest sold	1,935,389
Dividends	1,783,162
Investments sold	45,519
Other	48,021

Total assets	469,867,901

Liabilities
Payables and other liabilities:
Investments purchased	2,508,277
Foreign capital gains tax	244,782
Shares of beneficial interest redeemed	108,338
Distribution and service plan fees	42,594
Trustees’ compensation	37,303
Shareholder communications	8,898
Other	61,810

Total liabilities	3,012,002

Net Assets	$466,855,899

Composition of Net Assets
Par value of shares of beneficial interest	$225,607

Additional paid-in capital	356,564,376

Total distributable earnings	110,065,916

Net Assets	$466,855,899

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $267,220,333 and 131,439,239 shares of beneficial interest outstanding)	$2.03

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $199,635,566 and 94,167,704 shares of beneficial interest outstanding)	$2.12

See accompanying Notes to Financial Statements.

10      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2018

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $983,683)	$9,875,501
Affiliated companies	318,389

Total investment income	10,193,890

Expenses
Management fees	5,229,829

Distribution and service plan fees - Service shares	578,191

Transfer and shareholder servicing agent fees:
Non-Service shares	390,537
Service shares	277,532

Shareholder communications:
Non-Service shares	23,918
Service shares	17,357

Custodian fees and expenses	59,508

Trustees’ compensation	20,595

Borrowing fees	17,754

Other	70,332

Total expenses	6,685,553
Less reduction to custodian expenses	(259)
Less waivers and reimbursements of expenses	(520,056)

Net expenses	6,165,238

Net Investment Income	4,028,652

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $153,215)	25,037,688
Foreign currency transactions	(11,396)

Net realized gain	25,026,292

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(139,715,193)
Translation of assets and liabilities denominated in foreign currencies	(48,724)

Net change in unrealized appreciation/(depreciation)	(139,763,917)

Net Decrease in Net Assets Resulting from Operations	$ (110,708,973)

See accompanying Notes to Financial Statements.

11      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017[1]

Operations
Net investment income	$4,028,652	$4,255,911
Net realized gain	25,026,292	14,279,372
Net change in unrealized appreciation/(depreciation)	(139,763,917)	108,297,137

Net increase (decrease) in net assets resulting from operations	(110,708,973)	126,832,420

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Non-Service shares	(9,134,490)	(4,868,321)
Service shares	(5,690,284)	(2,425,707)

Total dividends and distributions declared	(14,824,774)	(7,294,028)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(20,815,884)	(14,779,318)
Service shares	13,746,754	17,507,241

Total beneficial interest transactions	(7,069,130)	2,727,923

Net Assets
Total increase (decrease)	(132,602,877)	122,266,315
Beginning of period	599,458,776	477,192,461

End of period	$466,855,899	$599,458,776

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$2.59	$2.08	$2.20	$2.31	$2.57

Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.03	0.03	0.03
Net realized and unrealized gain (loss)	(0.51)	0.52	(0.08)	0.06	(0.21)

Total from investment operations	(0.49)	0.54	(0.05)	0.09	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.03)	(0.02)	(0.03)	(0.03)
Distributions from net realized gain	(0.05)	0.00	(0.05)	(0.17)	(0.05)

Total dividends and/or distributions to shareholders	(0.07)	(0.03)	(0.07)	(0.20)	(0.08)

Net asset value, end of period	$2.03	$2.59	$2.08	$2.20	$2.31

Total Return, at Net Asset Value[2]	(19.42)%	26.29%	(2.12)%	3.43%	(7.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$267,220	$360,417	$301,559	$317,547	$358,756

Average net assets (in thousands)	$325,080	$339,999	$305,269	$343,347	$400,556

Ratios to average net assets:[3]
Net investment income	0.83%	0.87%	1.24%	1.08%	1.13%
Expenses excluding specific expenses listed below	1.10%	1.08%	1.09%	1.08%	1.07%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.10%	1.08%	1.09%	1.08%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	25%	27%	15%	24%	41%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.10%
Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.07%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$2.70	$2.16	$2.29	$2.40	$2.66
Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.02	0.02	0.02
Net realized and unrealized gain (loss)	(0.52)	0.56	(0.08)	0.06	(0.21)

Total from investment operations	(0.51)	0.57	(0.06)	0.08	(0.19)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)
Distributions from net realized gain	(0.05)	0.00	(0.05)	(0.17)	(0.05)

Total dividends and/or distributions to shareholders	(0.07)	(0.03)	(0.07)	(0.19)	(0.07)
Net asset value, end of period	$2.12	$2.70	$2.16	$2.29	$2.40

Total Return, at Net Asset Value[2]	(19.55)%	26.44%	(2.72)%	3.11%	(7.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$199,636	$239,042	$175,633	$169,292	$145,515
Average net assets (in thousands)	$231,130	$213,440	$174,834	$165,226	$128,694
Ratios to average net assets:[3]
Net investment income	0.58%	0.60%	0.99%	0.79%	0.85%
Expenses excluding specific expenses listed below	1.35%	1.33%	1.34%	1.33%	1.32%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.35%	1.33%	1.34%	1.33%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover rate	25%	27%	15%	24%	41%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2018	1.35%
Year Ended December 31, 2017	1.33%
Year Ended December 31, 2016	1.34%
Year Ended December 31, 2015	1.33%
Year Ended December 31, 2014	1.32%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS December 31, 2018

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against

15      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$3,849,308	$22,072,630	$—	$84,181,282

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund utilized $417,148 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Earnings[3]

$2,199,217	$2,199,217

3. $2,198,404, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended December 31, 2018	Year Ended December 31, 2017

Distributions paid from:
Ordinary income	$4,584,335	$7,294,028
Long-term capital gain	10,240,439	—

Total	$14,824,774	$7,294,028

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$381,104,843
Federal tax cost of other investments	(277)

Total federal tax cost	$381,104,566

Gross unrealized appreciation	$141,615,225
Gross unrealized depreciation	(57,433,943)

Net unrealized appreciation	$84,181,282

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

16      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

17      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$21,629,379	$83,599,687	$—	$105,229,066
Consumer Staples	11,452,689	36,127,421	—	47,580,110
Energy	—	4,334,516	—	4,334,516
Financials	10,303,408	10,113,600	—	20,417,008
Health Care	1,927,544	65,307,641	—	67,235,185
Industrials	—	80,450,536	—	80,450,536
Information Technology	4,392,493	93,349,675	—	97,742,168
Materials	5,337,777	12,115,245	—	17,453,022
Telecommunication Services	—	7,353,319	—	7,353,319
Preferred Stock	65,609	—	—	65,609
Investment Company	17,692,763	—	—	17,692,763

Total Assets	$72,801,662	$392,751,640	$—	$465,553,302

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity

18      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

4. Investments and Risks (Continued)

or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 38% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	21,532,426	$51,243,851	22,026,198	$51,090,812
Dividends and/or distributions reinvested	3,639,212	9,134,490	2,045,409	4,868,321
Redeemed	(32,856,876)	(81,194,225)	(30,252,278)	(70,738,451)

Net decrease	(7,685,238)	$(20,815,884)	(6,180,671)	$(14,779,318)

Service Shares
Sold	19,920,360	$51,115,122	23,171,844	$56,773,388
Dividends and/or distributions reinvested	2,171,864	5,690,284	978,108	2,425,707
Redeemed	(16,510,354)	(43,058,652)	(16,813,549)	(41,691,854)

Net increase	5,581,870	$13,746,754	7,336,403	$17,507,241

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

19      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities (Continued)

	Purchases	Sales

Investment securities	$136,268,957	$162,936,301

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Next $250 million	0.90
Next $500 million	0.85
Over $1 billion	0.82

The Fund’s effective management fee for the reporting period was 0.94% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Non-Service Shares	$293,471
Service Shares	210,344

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $16,241 for IGMMF management fees.

20      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

21      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Variable Account Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA, a separate series of Oppenheimer Variable Account Funds, (the “Fund”), including the statement of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 14, 2019

22      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $0.04704 per share were paid to Non-Service and Service shareholders, respectively, on June 19, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

23      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George R. Evans and Robert B. Dunphy the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other foreign large growth funds underlying variable insurance products. The Board noted that the Fund outperformed its category median during the five- and ten-year periods, while it underperformed is category median during the one- and three-year periods. The Board further noted that the Fund’s recent underperformance occurred in 2014 and 2017 and observed that the Fund has ranked in the top 25% of its category in six of the last nine calendar years.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other foreign large growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Adviser’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). The Board considered that the Fund’s total expenses and contractual management fee were higher than their respective peer group medians and its category medians. The Board noted that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the Fund’s total annual operating expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of the Fund’s prospectus, unless approved by the Board. The Board further noted that the Adviser has agreed to waive fees and/or reimburse Fund expenses in an amount equal to the management fees incurred indirectly through the Fund’s investments in funds managed by the Adviser or its affiliates.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able

24      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

25      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

26      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 58 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992- 2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

27      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281- 1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed- Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).
OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Mss. Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1999) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Robert B. Dunphy, Vice President (since 2012) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub- Adviser (January 2006-May 2009). A portfolio manager of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

© 2019 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $486,600 in fiscal 2018 and $453,400 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $64,174 in fiscal 2018 and $35,000 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $297,836 in fiscal 2018 and $386,986 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $34,209 in fiscal 2018 and $14,903 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $534,826 in fiscal 2018 and $591,136 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $931,045 in fiscal 2018 and $1,028,025 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 2/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date: 2/15/2019